UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

Chris W. Festog

Chairman of the Board, Chief Executive Officer and Principal Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders follows:

JUNE 30, 2023

Semi-Annual Reports of Mutual of America

Investment Corporation Funds

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Semi-Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s Funds for the six months ended June 30, 2023.

Midyear Economic Perspective: Inflation Eases, Volatility Persists

At the midway point of 2023, there were clear signs that the Federal Reserve’s (Fed) efforts to ease inflation through ongoing interest rate increases were making inroads, but how much more the economy still needs to cool to tame inflation is up for debate. Inflation continues to steadily decline, although it remains above the Fed’s target rate of 2%. And consumers are still experiencing inflation’s effects through higher prices for various goods and services.

During the first quarter, the banking crisis heightened market instability and contributed to increased regulations on small and regional banks, tightened lending standards and weakened demand for loans. We believe one of the consequences of the Fed’s aggressive interest rate hikes will be a significant impact on lending activity and, ultimately, have a dampening effect on the economy.

Despite the slow decline, there are positive indicators that have eased some concerns about a recession. Even with job growth slowing, the labor market remains strong — by June, year-over-year gains in wages topped inflation levels for the first time since 2021. In addition, the equity markets have rebounded from a 20% decline in 2022, posting strong returns through June of 2023.

Inflation Remains Above Fed’s Target Rate

The latest reports from three prominent inflation indicators still show levels above the Fed’s 2.0% target, albeit with significant declines since the Fed began raising rates in early 2022, and since inflation reached its peak last summer.

We believe uncertainty in the economy and markets will likely remain elevated through 2023, continuing to impact consumers. In recent months, prices declined for certain essential services and goods, such as food, although a core inflation indicator that excludes food and fuel costs remained persistently high. Inflationary pressures still exist, though, in areas such as housing, healthcare and automobiles. With these and other factors in mind, we expect the Fed may raise interest rates at least once more this year.

Equities and Bonds Show Strength, but Concerns Remain

Major equity indexes showed positive performance in the first half of 2023. The S&P 500® Index rose 16.9% and the Nasdaq composite jumped 32.3%. The Nasdaq’s performance can be attributed to its focus on select technology-related companies, notably Nvidia and Apple. Mega-cap growth stocks thrived, benefiting from smaller interest rate hikes compared to 2022 and being considered safe-haven investments in a low-growth economic environment. These stocks drove the overall performance of the equity markets.

Despite a slight decline in bond prices since the end of the first quarter of 2023, the bond market showed strength on a year-to-date basis through June, largely driven by the slowing frequency and size of interest rate hikes starting in the latter part of 2022. The persistently inverted yield curve has raised concerns about a potential economic slowdown. Notably, an inverted yield curve has preceded the 10 most recent recessions, underscoring its historical correlation with economic downturns.

Strong Labor Market Beginning to Slow

While the labor market has shown resilience, there are concerns about the Fed’s ability to manage job market growth to curb inflation without significantly increasing the unemployment rate. The Fed’s objective is to prevent wage-price spiral inflation, where higher wages lead to increased costs for companies, which may then pass the burden on to consumers. As the impact of rate hikes continues to slow the economy, we expect to see the unemployment level gradually increase through the balance of 2023 and into next year.

As the Fed does everything within its control to curb inflation in the coming months, we expect market turbulence to remain. In times of uncertainty, investors should be encouraged to keep diversified portfolios and ensure their investments reflect their risk tolerance and financial goals.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Six Months Ended June 30, 2023

Equity Index Fund	16.82%
All America Fund	13.13%
Small Cap Value Fund	3.77%
Small Cap Growth Fund	13.08%
Small Cap Equity Index Fund	6.02%
Mid Cap Value Fund	3.52%
Mid-Cap Equity Index Fund	8.79%
Composite Fund	8.91%
International Fund	10.86%
Catholic Values Index Fund	17.92%
Retirement Income Fund	5.22%
2015 Retirement Fund	5.85%
2020 Retirement Fund	6.66%
2025 Retirement Fund	7.87%
2030 Retirement Fund	9.03%
2035 Retirement Fund	10.25%
2040 Retirement Fund	11.41%
2045 Retirement Fund	11.96%
2050 Retirement Fund	12.15%
2055 Retirement Fund	12.11%
2060 Retirement Fund	12.29%
2065 Retirement Fund	12.37%
Conservative Allocation Fund	6.19%
Moderate Allocation Fund	8.95%
Aggressive Allocation Fund	10.52%
Money Market Fund	2.31%
Mid-Term Bond Fund	1.15%
Bond Fund	1.97%

For variable annuity owners or participants in a group variable annuity, the above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the six months ended June 30, 2023, compared to its relevant index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

Chris W. Festog

Chairman of the Board,

Chief Executive Officer and Principal Executive Officer

Mutual of America Investment Corporation

The views expressed in this Semi-Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC.

EQUITY INDEX FUND (Unaudited)

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the six months ended June 30, 2023, was 16.91% before expenses and 16.82% after expenses. The return of the S&P 500 was 16.89% over the same period. We note that the Equity Index Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

ALL AMERICA FUND (Unaudited)

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% mid-cap capitalization stocks and 20% small cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the six months ended June 30, 2023, the S&P 500 of large capitalization stocks increased by 16.89% on a total return basis, while the Russell® Midcap Core Index was up 9.01% and the Russell Midcap® Value Index was up 5.23%. The Russell 2000® Growth Index increased 13.55% and the Russell 2000® Value Index increased 2.50%.

The All America Fund’s return for the six months ended June 30, 2023, was 13.13% net of expenses versus the benchmark return of 16.89%. The underperformance of the Fund versus the S&P 500 during the year was due to the underperformance of the small and mid-capitalization segments of the Fund as compared to the large capitalization benchmark. We note that the All America Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

SMALL CAP VALUE FUND (Unaudited)

The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the six months ending June 30, 2023, the Small Cap Value Fund outperformed its benchmark, the Russell 2000® Value Index. An attribution analysis shows that the majority of the outperformance came from the Industrial and Consumer Staples sectors. Sectors detracting from performance include Healthcare and Consumer Discretionary. We would also note the S&P 500® 500 Index (+16.9%) outperformed the Russell 2000® Value Index (+2.5%) for the year-to-date period.

For the six months ended June 30, 2023, the Small Cap Value Fund returned 4.20% before expenses and 3.77% after expenses versus a 2.50% return for the Russell 2000® Value Index. We note that the Small Cap Value Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

SMALL CAP GROWTH FUND (Unaudited)

The Fund seeks capital appreciation. That is, we invest for long-term growth of capital by investing in companies with small market capitalizations.

Our active small cap growth approach is to seek attractive returns without taking undue risk, which we seek to achieve by investment in companies that have strong fundamentals, a compelling and sustainable business model and are led by a proven management team that has demonstrated the ability to execute on a business plan. Successful investment of capital, we believe, is a significant determinant in a company’s future prospects.

Small cap stocks, as seen, by the Russell 2000® Growth Index, showed strong gains for the six-months ending June 2023. The Fund was competitive with its benchmark and its small cap growth peers. For the first half of 2023, the Russell 2000® Growth Index returned 13.55%, while the Small Cap Growth Fund showed 13.55% before expenses and 13.08% after expenses for the same period. We note that the Small Cap Growth Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

Of the three traditional growth sectors, consumer discretionary and information technology showed double-digit returns and outperformed the small cap growth equity marketplace; Healthcare despite its attractive return did not outperform our Index. Nonetheless, our stock selection in the Materials, Healthcare and Industrial sectors contributed the most of any 3-sectors of the fund for the first six-months of the year.

Healthcare Equipment & Supplies and Industrial Machinery were the two areas that contributed the most to investment results whereas poor stock selection in the Technology Hardware and Aerospace & Defense industries detracted from overall performance.

For the six-month period, we were underweight non-earning companies. We outperformed in this area but our more conservative positioning did not benefit investment results.

Bottom-up, fundamental company research begins with ideas generation, which leverages the knowledge, depth, and scope of the investment professionals in our organization to identify candidates. We are long term investors with a 3- to 5- year time horizon. We employ a disciplined approach to portfolio construction through understanding and measuring risk.

SMALL CAP EQUITY INDEX FUND (Unaudited)

The Small Cap Equity Index Fund invests in the 600 stocks that comprise the S&P SmallCap 600® Index (S&P SmallCap 600). The S&P SmallCap 600 is a market-weighted index of 600 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P SmallCap 600’s performance directly proportional to that company’s market value.

The Small Cap Equity Index Fund’s return for six months ended June 30, 2023 was 6.10% before expenses and 6.02% after expenses. The return of the S&P SmallCap 600 was 6.03%. We note that the Small Cap Equity Index Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

MID CAP VALUE FUND (Unaudited)

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $5 billion and $30 billion in market capitalization and have lower price-to-book characteristics.

For the six months ending June 30, 2023, the Mid Cap Value Fund underperformed its benchmark, the Russel Midcap® Value Index. An attribution analysis shows that the majority of the underperformance came from the Consumer Discretionary and Information Technology sectors. Sectors adding to performance include Industrial and Communication Services. We would also note the S&P 500 (+16.9%) outperformed the Russell Midcap® Value Index (+5.2%) for the year-to-date period.

For the six months ended June 30, 2023, the Mid Cap Value Fund returned 3.88% before expenses and 3.52% after expenses versus a 5.23% return for the Russell Midcap® Value Index. We note that the Mid Cap Value Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

MID-CAP EQUITY INDEX FUND (Unaudited)

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the six months ended June 30, 2023, was 8.88% before expenses and 8.79% after expenses. The return of the S&P MidCap 400 was 8.84% over the same period. We note that the Mid-Cap Equity Index Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

COMPOSITE FUND (Unaudited)

The Composite Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The primary investment objective of the fixed income portion of the Fund (i.e. the portion that invests in debt securities and money market instruments) is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

For the six months ended June 30, 2023, the fixed income portion of the Fund had a total return of 2.12% before expenses. The Bloomberg U.S. Aggregate Index returned 2.09% for the six months ended June 30, 2023.

The primary objective of the equity portion of the Composite Fund (i.e. the portion that invests in common stocks) is to provide exposure to a diversified portfolio of primarily large capitalization, domestic equity securities that have the potential to outperform their peer group over the medium to long term. The portfolio has a focus on dividend income and aims to continually earn a dividend yield that is higher than that of its benchmark without taking significant over or under weights in any sector.

For the six months ended June 30, 2023, the equity portion of the Fund had a total return of 13.54% (before expenses), underperforming the S&P 500® Index (S&P 500) which increased 16.89%.

The Fund’s aggregate performance for the six months ended June 30, 2023 was 9.20% before expenses and 8.91% after expenses, versus a 10.87% return in the blended benchmark. We note that the Composite Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

INTERNATIONAL FUND (Unaudited)

The International Fund seeks capital appreciation by investing primarily in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). The Fund may also invest in exchange traded funds within the general limitations of the Investment Company Act of 1940.

For the six months ended June 30, 2023, the International Fund returned 10.93% before expenses and 10.86% after expenses. The return of the MSCI EAFE benchmark was 11.67%. The slight underperformance of the Fund was due to a market preference for growth stocks, whereas the Fund tends to favor value and dividend paying stocks as part of its investment strategy. We note that the International Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

CATHOLIC VALUES INDEX FUND (Unaudited)

The Catholic Values Index Fund’s objective is to replicate the performance of the S&P 500® Catholic Values Index (Catholic Values Index). The Catholic Values Index is designed to provide exposure to U.S. large capitalization stocks included in the S&P 500® Index (S&P 500) while maintaining alignment with the moral and social teachings of the Catholic Church. The Catholic Values Index is based on the S&P 500, and generally comprises approximately 500 or less U.S. listed common stocks. All index constituents are members of the S&P 500 and follow the eligibility criteria for that index. From this starting universe, constituents are screened to exclude companies involved in activities which are perceived to be inconsistent with Catholic values as outlined in the Socially Responsible Investment Guidelines of the United States Conference of Catholic Bishops, currently including the protection of human life, promotion of human dignity, reducing arms production, affordable housing and banking, protection of the environment and encouraging corporate responsibility. The Catholic Values Index then reweights the remaining constituents so that the Catholic Values Index’s sector exposures approximate the sector exposures on the S&P 500.

The Catholic Values Index Fund’s performance for the six months ended June 30, 2023, was 18.05% before expenses and 17.92% after expenses. The benchmark returned 18.06%. We note that the Catholic Values Index Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur.

TARGET DATE (RETIREMENT) SERIES

All of the Funds in the Target Date Series had positive performance during the six month period and exceeded the return of their corresponding Morningstar benchmark. For the six months ended June 30, 2023, the return for the S&P 500® Index was 16.89%, for the Bloomberg U.S. Aggregate Bond Index was 2.09% and for the FTSE 3-Month Treasury Bill Index was 2.39%.

Compared to competitors, our relative underweight to International equities versus Domestic was a positive driver of performance, as U.S. equities outperformed. Our relative overweight to small and mid-capitalization equities relative to other providers was a headwind to performance, as these asset classes trailed large cap stocks.

The equity market had very strong returns in the first half, led by a small number of mega cap companies, as investors bid up stocks in the face of declining inflation and a continued strong labor market. Since the Fed will continue to raise rates until inflation has reached its target of around 2%, and given how far equities have come in the first half of the year, we believe that the second half of this year could be a more difficult investment environment. We continue to believe that our Funds are well positioned to continue delivering attractive long-term returns.

RETIREMENT INCOME FUND (Unaudited)

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income Funds of the Investment Company and also invests in the equity Funds of the Investment Company. The Fund’s current target allocation is approximately 70% of net assets in fixed-income and money market Funds and approximately 30% of net assets in equity Funds.

Performance for the Retirement Income Fund is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 5.22% net of expenses, versus a 3.75% return for the Morningstar benchmark. We note that the Retirement Income Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2015 RETIREMENT FUND (Unaudited)

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 68% of net assets in fixed-income and money market Funds and approximately 32% of net assets in equity Funds.

Performance for the 2015 Retirement Fund is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 5.85% net of expenses, versus a 4.32% return for the Morningstar benchmark. We note that the 2015 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2020 RETIREMENT FUND (Unaudited)

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2020. The 2020 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 61% of net assets in fixed-income and money market Funds and approximately 39% of net assets in equity Funds.

Performance for the 2020 Retirement Fund is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 6.66% net of expenses, versus a 6.13% return for the Morningstar benchmark. We note that the 2020 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2025 RETIREMENT FUND (Unaudited)

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 49% of net assets in equity Funds and approximately 51% of net assets in fixed-income and money market Funds.

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 7.87% net of expenses, versus a 6.70% return for the Morningstar benchmark. We note that the 2025 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2030 RETIREMENT FUND (Unaudited)

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 59% of net assets in equity Funds and approximately 41% of net assets in fixed-income and money market Funds.

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 9.03% net of expenses, versus a 7.43% return for the Morningstar benchmark. We note that the 2030 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2035 RETIREMENT FUND (Unaudited)

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 71% of net assets in equity Funds and approximately 29% of net assets in the fixed-income and money market Funds.

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 10.25% net of expenses, versus a 8.29% return for the Morningstar benchmark. We note that the 2035 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2040 RETIREMENT FUND (Unaudited)

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 81% of net assets in equity Funds and approximately 19% of net assets in the fixed-income and money market Funds.

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 11.41% net of expenses, versus a 9.10% return for the Morningstar benchmark. We note that the 2040 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2045 RETIREMENT FUND (Unaudited)

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 86% of net assets in equity Funds and approximately 14% of net assets in the fixed-income and money market Funds.

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 11.96% net of expenses, versus a 9.65% return for the Morningstar benchmark. We note that the 2045 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2050 RETIREMENT FUND (Unaudited)

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 88% of net assets in equity Funds and approximately 12% of net assets in the fixed-income and money market Funds.

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 12.15% net of expenses, versus a 9.86% return for the Morningstar benchmark. We note that the 2050 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2055 RETIREMENT FUND (Unaudited)

The objective of the 2055 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 91% of net assets in equity Funds and approximately 9% of net assets in the fixed-income and money market Funds.

Performance for the 2055 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 12.11% net of expenses, versus a 9.86% return for the Morningstar benchmark. We note that the 2055 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2060 RETIREMENT FUND (Unaudited)

The objective of the 2060 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2060. The 2060 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 93% of net assets in equity Funds and approximately 7% of net assets in the fixed-income and money market Funds.

Performance for the 2060 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 12.29% net of expenses, versus a 9.83% return for the Morningstar benchmark. We note that the 2060 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

2065 RETIREMENT FUND (Unaudited)

The objective of the 2065 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2065. The 2065 Retirement Fund invests in Funds of the Investment Company. The Fund’s current target allocation is approximately 95% of net assets in equity Funds and approximately 5% of net assets in the fixed-income and money market Funds.

Performance for the 2065 Retirement Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Fund returned 12.37% net of expenses, versus a 9.76% return for the Morningstar benchmark. We note that the 2065 Retirement Fund’s net performance reflects direct management fees and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

CONSERVATIVE ALLOCATION FUND (Unaudited)

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income Funds of the Investment Company and also invests in the equity Funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income Funds and approximately 35% of net assets in equity Funds.

Performance for the Conservative Allocation Fund is compared to the Bloomberg U.S. Aggregate Bond Index, which returned 2.09% for the six months ended June 30, 2023, and the S&P 500® Index, which returned 16.89% for the period. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Conservative Allocation Fund returned 6.19% net of expenses, versus a 7.09% return for the Morningstar benchmark. We note that the Conservative Allocation Fund’s net performance reflects direct operating expenses and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

MODERATE ALLOCATION FUND (Unaudited)

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income Funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity Funds and approximately 40% of net assets in fixed-income Funds.

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index, which returned 16.89% for the six months ended June 30, 2023, and the Bloomberg U.S. Aggregate Bond Index, which returned 2.09% for the period. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Moderate Allocation Fund returned 8.95% net of expenses, versus a 9.79% return for the Morningstar benchmark. We note that the Moderate Allocation Fund’s net performance reflects direct operating expenses and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

AGGRESSIVE ALLOCATION FUND (Unaudited)

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income Funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity Funds and approximately 20% of net assets in the fixed-income Funds.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index, which returned 16.89% for the six months ended June 30, 2023, and the Bloomberg U.S. Aggregate Bond Index, which returned 2.09% for the period. In addition, we compare the performance of our Fund to an industry benchmark from Morningstar that corresponds to the particular objective of the Fund. For the six months ended June 30, 2023, the Aggressive Allocation Fund returned 10.52% net of expenses, versus a 11.64% return for the Morningstar benchmark. We note that the Aggressive Allocation Fund’s net performance reflects direct operating expenses and the expenses of the underlying funds in which the Fund invests, which the indices do not incur.

MONEY MARKET FUND (Unaudited)

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the six months ended June 30, 2023, the Money Market Fund returned 2.42% before expenses and 2.31% after expenses, compared to a 2.39% return for the FTSE 3-Month Treasury Bill Index. We note that the Money Market Fund’s net performance reflects management fees and operating expenses, which the index does not incur.

The Fund’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity. On June 30, 2023, the Fund held 53.1% in U.S. Treasury Bills, 7.6% in U.S. agency discount notes, and the remainder in commercial paper. The average maturity was 25 days.

The seven-day effective yield as of June 30, 2023, was 4.94%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Fund.

MID-TERM BOND FUND (Unaudited)

The Mid-Term Bond Fund is focused on both preservation of capital and providing a high level of current income consistent with prudent investment risk. The Fund invests primarily in investment grade publicly traded debt securities. The securities held by the Mid-Term Bond Fund include U.S. Treasury bonds and Investment Grade corporate bonds.

Over the longer term, the Mid-Term Bond Fund’s strategy is to provide return and income by harvesting the credit risk premium across credit sensitive asset classes and identifying relative value between the major asset classes of the Fund’s index, the Bloomberg Intermediate U.S. Government/Credit Bond Index. The Fund maintains a maturity profile similar to that of its index. The Fund’s corporate positions remain highly diversified to help manage the portfolio’s credit risks.

For the six months ended June 30, 2023, the Mid-Term Bond Fund returned 1.38% (before expenses) and 1.15% (after expenses) versus a 1.50% return of the Bloomberg Intermediate U.S. Government/Credit Bond Index. We note that the Mid-Term Bond Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur. The Fund’s underperformance can be attributed to its underweight positions in both duration and corporate credit securities. As a result of the Fund’s smaller exposure to corporates, the Fund was outpaced by the benchmark due to the rally in credit that occurred to close the first half of 2023. We maintained our “up-in-quality” and shorter duration stance through this period.

2023 has thus far seen significant market volatility highlighted by the failure of several regional banks in the United States and the hastily arranged takeover of Credit Suisse by UBS. These events sent U.S. Treasury yields plummeting and conversely sent risk asset spreads to much wider levels before recovering to close the first half of the year.

The Treasury curve remains inverted across the Fed’s ‘preferred measure’ of yield curve measurement, the yield spread between the 3-month and 10-year Treasury, which remains in deeply negative territory. Yield curve inversion is considered a reliable indicator for potential recession, and we remain wary of the economic effects of the Fed’s fight against inflation.

The Federal Reserve Chair has maintained that combatting inflation remains one of the primary goals of this Fed and has consistently communicated that rates will need to remain high until the threat of inflation has well passed. As a result, the market has largely traded around inflation data, with rates reflecting the market’s pricing of the next incremental piece of inflation information and thus, the next potential hike by the Fed. We continue to believe that the Fed will remain committed in its fight against inflation.

BOND FUND (Unaudited)

The Bond Fund is focused on both preservation of capital and providing a high level of current income consistent with prudent investment risk. The Fund invests primarily in investment grade publicly traded debt securities. The securities held by the Bond Fund include U.S. Treasury, U.S. Agency and Mortgage-Backed securities, and Investment Grade corporate bonds.

Over the longer term, the Bond Fund’s strategy is to provide return and income by harvesting the credit risk premium across credit sensitive asset classes and identifying relative value between the major asset classes of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (U.S. Treasuries, Mortgage-Backed Securities, and Investment Grade Corporate Credit). The Fund’s aim is to maintain a similar maturity profile to its benchmark. The Fund also stresses diversification to help mitigate or manage the risk of unexpected credit events.

The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 2.09% for the six months ended June 30, 2023. The Bond Fund returned 2.19% (before expenses) and 1.97% net of expenses during the same period. We note that the Bond Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur. The Fund’s outperformance (before expenses) can be attributed mainly to positive security selection in Mortgage-Backed securities, and an overweight position in U.S. Treasury securities relative to the benchmark. The Fund’s relative underweight allocation to Corporate Credit was a detractor from performance. Overall, we remain slightly shorter in duration than the benchmark.

2023 has thus far seen significant market volatility highlighted by the failure of several regional banks in the United States and the hastily arranged takeover of Credit Suisse by UBS. These events sent U.S. Treasury yields plummeting and conversely sent risk asset spreads to much wider levels before recovering to close the first half of the year.

The Treasury curve remains inverted across the Fed’s ‘preferred measure’ of yield curve measurement, the yield spread between the 3-month and 10-year Treasury, which remains in deeply negative territory. Yield curve inversion is considered a reliable indicator for potential recession, and we remain wary of the economic effects of the Fed’s fight against inflation.

The Federal Reserve Chair has maintained that combatting inflation remains one of the primary goals of this Fed and has consistently communicated that rates will need to remain high until the threat of inflation has well passed. As a result, the market has largely traded around inflation data, with rates reflecting the market’s pricing of the next incremental piece of inflation information and thus, the next potential hike by the Fed. We continue to believe that the Fed will remain committed in its fight against inflation.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Small Cap Equity Index Fund

Mid Cap Value Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited) (Continued)

Mid-Cap Equity Index Fund

Composite Fund

International Fund

Catholic Values Index Fund

Retirement Income Fund

2015 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited) (Continued)

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited) (Continued)

2050 Retirement Fund

2055 Retirement Fund

2060 Retirement Fund

2065 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited) (Continued)

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2024 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice. Furthermore, the Funds’ Adviser has contractually agreed to reimburse the non-advisory operating expenses of the Small Cap Equity Index and the Catholic Values Index Funds to the extent that such operating expenses exceed 0.07% of the respective Fund’s net assets. This contractual obligation remains in effect through April 30, 2024, and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2023 and held for the entire period ending June 30, 2023 under the expense reimbursement agreement in effect during that period as described above.

For variable annuity owners or participants in a group variable annuity, the estimate of expenses does not include fees and charges associated with your variable annuity. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,168.25	$0.75
Hypothetical (5% return before expense)	$1,000.00	$1,024.10	$0.70

*	Expenses are equal to the Fund’s annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,131.32	$2.70
Hypothetical (5% return before expense)	$1,000.00	$1,022.27	$2.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,037.66	$4.19
Hypothetical (5% return before expense)	$1,000.00	$1,020.68	$4.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,130.79	$4.39
Hypothetical (5% return before expense)	$1,000.00	$1,020.68	$4.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Equity Index Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,060.20	$0.72
Hypothetical (5% return before expense)	$1,000.00	$1,024.10	$0.70

*	Expenses are equal to the Fund’s annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid Cap Value Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,035.18	$3.53
Hypothetical (5% return before expense)	$1,000.00	$1,021.32	$3.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,087.94	$0.78
Hypothetical (5% return before expense)	$1,000.00	$1,024.05	$0.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,089.06	$2.69
Hypothetical (5% return before expense)	$1,000.00	$1,022.22	$2.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

International Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,108.63	$0.73
Hypothetical (5% return before expense)	$1,000.00	$1,024.10	$0.70

*

Expenses are equal to the Fund’s annualized expense ratio of 0.14% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Catholic Values Index Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,179.22	$1.19
Hypothetical (5% return before expense)	$1,000.00	$1,023.70	$1.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,052.23	$2.49
Hypothetical (5% return before expense)	$1,000.00	$1,022.36	$2.46

*

Expenses are equal to the Fund’s annualized expense ratio of 0.49% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,058.48	$2.65
Hypothetical (5% return before expense)	$1,000.00	$1,022.22	$2.61

*

Expenses are equal to the Fund’s annualized expense ratio of 0.52% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,066.64	$2.15
Hypothetical (5% return before expense)	$1,000.00	$1,022.71	$2.11

*

Expenses are equal to the Fund’s annualized expense ratio of 0.42% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2025 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,078.68	$1.96
Hypothetical (5% return before expense)	$1,000.00	$1,022.91	$1.91

*

Expenses are equal to the Fund’s annualized expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2030 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,090.29	$1.81
Hypothetical (5% return before expense)	$1,000.00	$1,023.06	$1.76

*

Expenses are equal to the Fund’s annualized expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,102.55	$1.62
Hypothetical (5% return before expense)	$1,000.00	$1,023.26	$1.56

*

Expenses are equal to the Fund’s annualized expense ratio of 0.31% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,114.13	$1.57
Hypothetical (5% return before expense)	$1,000.00	$1,023.31	$1.51

*

Expenses are equal to the Fund’s annualized expense ratio of 0.30% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2045 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,119.57	$1.47
Hypothetical (5% return before expense)	$1,000.00	$1,023.41	$1.40

*

Expenses are equal to the Fund’s annualized expense ratio of 0.28% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2050 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,121.54	$1.53
Hypothetical (5% return before expense)	$1,000.00	$1,023.36	$1.45

*

Expenses are equal to the Fund’s annualized expense ratio of 0.29% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2055 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,121.13	$1.63
Hypothetical (5% return before expense)	$1,000.00	$1,023.26	$1.56

*

Expenses are equal to the Fund’s annualized expense ratio of 0.31% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2060 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,122.92	$1.79
Hypothetical (5% return before expense)	$1,000.00	$1,023.11	$1.71

*

Expenses are equal to the Fund’s annualized expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2065 Retirement Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,123.66	$1.32
Hypothetical (5% return before expense)	$1,000.00	$1,023.55	$1.25

*

Expenses are equal to the Fund’s annualized expense ratio of 0.25% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Conservative Allocation Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,061.95	$2.20
Hypothetical (5% return before expense)	$1,000.00	$1,022.66	$2.16

*

Expenses are equal to the Fund’s annualized expense ratio of 0.43% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,089.54	$1.61
Hypothetical (5% return before expense)	$1,000.00	$1,023.26	$1.56

*

Expenses are equal to the Fund’s annualized expense ratio of 0.31% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,105.25	$1.67
Hypothetical (5% return before expense)	$1,000.00	$1,023.21	$1.61

*

Expenses are equal to the Fund’s annualized expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Money Market Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,023.05	$1.10
Hypothetical (5% return before expense)	$1,000.00	$1,023.70	$1.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Term Bond Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,011.47	$2.29
Hypothetical (5% return before expense)	$1,000.00	$1,022.51	$2.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,019.70	$2.20
Hypothetical (5% return before expense)	$1,000.00	$1,022.61	$2.21

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (8.3%)
Activision Blizzard, Inc.*	96,007	$8,093,390
Alphabet, Inc. Cl A*	797,281	95,434,536
Alphabet, Inc. Cl C*	685,812	82,962,678
AT&T, Inc.	959,394	15,302,334
Charter Communications, Inc. Cl A*	13,943	5,122,240
Comcast Corp. Cl A	558,189	23,192,753
Electronic Arts, Inc.	34,961	4,534,442
Fox Corp. Cl A	36,108	1,227,672
Fox Corp. Cl B	18,337	584,767
Interpublic Group of Cos., Inc.	51,806	1,998,675
Live Nation Entertainment, Inc.*	19,314	1,759,699
Match Group, Inc.*	37,370	1,563,934
Meta Platforms, Inc. Cl A*	296,871	85,196,040
Netflix, Inc.*	59,658	26,278,752
News Corp. Cl A	51,124	996,918
News Corp. Cl B	15,760	310,787
Omnicom Group, Inc.	26,775	2,547,641
Paramount Global Cl B	68,040	1,082,516
Take-Two Interactive Software, Inc.*	21,277	3,131,123
T-Mobile US, Inc.*	77,293	10,735,998
Verizon Communications, Inc.	564,174	20,981,631
Walt Disney Co.*	245,223	21,893,509
Warner Bros Discovery, Inc.*	297,501	3,730,663

		418,662,698

CONSUMER DISCRETIONARY (10.5%)
Advance Auto Parts, Inc.	7,976	560,713
Amazon.com, Inc.*	1,197,935	156,162,807
Aptiv PLC*	36,302	3,706,071
AutoZone, Inc.*	2,470	6,158,599
Bath & Body Works, Inc.	30,725	1,152,187
Best Buy Co., Inc.	26,118	2,140,370
Booking Hldgs., Inc.*	4,957	13,385,536
BorgWarner, Inc.	31,452	1,538,317
Caesars Entertainment, Inc.*	28,880	1,472,014
CarMax, Inc.*	21,231	1,777,035
Carnival Corp.*	134,791	2,538,115
Chipotle Mexican Grill, Inc. Cl A*	3,702	7,918,578
Darden Restaurants, Inc.	16,229	2,711,541
Domino’s Pizza, Inc.	4,743	1,598,344
DR Horton, Inc.	41,653	5,068,754
eBay, Inc.	71,762	3,207,044
Etsy, Inc.*	16,554	1,400,634
Expedia Group, Inc.*	19,138	2,093,506
Ford Motor Co.	527,394	7,979,471

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Garmin Ltd.	20,537	$2,141,804
General Motors Co.	186,555	7,193,561
Genuine Parts Co.	18,858	3,191,339
Hasbro, Inc.	17,485	1,132,503
Hilton Worldwide Hldgs., Inc.	35,513	5,168,917
Home Depot, Inc.	135,900	42,215,976
Las Vegas Sands Corp.*	44,102	2,557,916
Lennar Corp. Cl A	34,056	4,267,557
LKQ Corp.	34,076	1,985,608
Lowe’s Cos., Inc.	80,031	18,062,997
Marriott International, Inc. Cl A	34,604	6,356,409
McDonald’s Corp.	97,979	29,237,913
MGM Resorts International	40,523	1,779,770
Mohawk Industries, Inc.*	7,093	731,714
Newell Brands, Inc.	50,570	439,959
NIKE, Inc. Cl B	165,347	18,249,348
Norwegian Cruise Line Hldgs. Ltd.*	56,922	1,239,192
NVR, Inc.*	409	2,597,404
O’Reilly Automotive, Inc.*	8,170	7,804,801
Pool Corp.	5,239	1,962,739
PulteGroup, Inc.	29,957	2,327,060
Ralph Lauren Corp. Cl A	5,515	679,999
Ross Stores, Inc.	45,904	5,147,216
Royal Caribbean Cruises Ltd.*	29,515	3,061,886
Starbucks Corp.	153,847	15,240,084
Tapestry, Inc.	31,108	1,331,422
Tesla, Inc.*	361,544	94,641,373
TJX Cos., Inc.	154,531	13,102,683
Tractor Supply Co.	14,704	3,251,054
Ulta Beauty, Inc.*	6,722	3,163,340
VF Corp.	44,334	846,336
Whirlpool Corp.	7,348	1,093,309
Wynn Resorts Ltd.	13,897	1,467,662
Yum! Brands, Inc.	37,587	5,207,679

		531,448,166

CONSUMER STAPLES (6.6%)
Altria Group, Inc.	239,551	10,851,660
Archer-Daniels-Midland Co.	73,090	5,522,680
Brown-Forman Corp. Cl B	24,545	1,639,115
Bunge Ltd.	20,209	1,906,719
Campbell Soup Co.	26,927	1,230,833
Church & Dwight Co., Inc.	32,780	3,285,539
Clorox Co.	16,590	2,638,474
Coca-Cola Co.	522,321	31,454,171
Colgate-Palmolive Co.	111,328	8,576,709
Conagra Brands, Inc.	64,000	2,158,080
Constellation Brands, Inc. Cl A	21,639	5,326,007
Costco Wholesale Corp.	59,515	32,041,686

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Dollar General Corp.	29,405	$4,992,381
Dollar Tree, Inc.*	27,903	4,004,081
Estee Lauder Cos., Inc. Cl A	31,117	6,110,756
General Mills, Inc.	78,823	6,045,724
Hershey Co.	19,765	4,935,321
Hormel Foods Corp.	38,872	1,563,432
J M Smucker Co.	14,310	2,113,158
Kellogg Co.	34,498	2,325,165
Keurig Dr Pepper, Inc.	113,032	3,534,511
Kimberly-Clark Corp.	45,276	6,250,805
Kraft Heinz Co.	107,051	3,800,311
Kroger Co.	87,640	4,119,080
Lamb Weston Hldgs., Inc.	19,553	2,247,617
McCormick & Co., Inc.	33,662	2,936,336
Molson Coors Beverage Co. Cl B	25,195	1,658,839
Mondelez International, Inc. Cl A	182,760	13,330,514
Monster Beverage Corp.*	102,542	5,890,013
PepsiCo, Inc.	184,886	34,244,585
Philip Morris International, Inc.	208,304	20,334,636
Procter & Gamble Co.	316,304	47,995,969
Sysco Corp.	67,997	5,045,377
Target Corp.	61,940	8,169,886
Tyson Foods, Inc. Cl A	38,327	1,956,210
Walgreens Boots Alliance, Inc.	96,103	2,737,974
Walmart, Inc.	188,231	29,586,149

		332,560,503

ENERGY (4.0%)
APA Corp.	41,414	1,415,116
Baker Hughes Co. Cl A	135,858	4,294,471
Chevron Corp.	233,867	36,798,973
ConocoPhillips	162,390	16,825,228
Coterra Energy, Inc.	101,651	2,571,770
Devon Energy Corp.	86,116	4,162,848
Diamondback Energy, Inc.	24,303	3,192,442
EOG Resources, Inc.	78,488	8,982,167
EQT Corp.	48,533	1,996,162
Exxon Mobil Corp.	542,570	58,190,633
Halliburton Co.	121,075	3,994,264
Hess Corp.	37,086	5,041,842
Kinder Morgan, Inc.	264,678	4,557,755
Marathon Oil Corp.	82,883	1,907,967
Marathon Petroleum Corp.	56,939	6,639,087
Occidental Petroleum Corp.	96,422	5,669,614
ONEOK, Inc.	60,046	3,706,039
Phillips 66	61,580	5,873,500
Pioneer Natural Resources Co.	31,368	6,498,822
Schlumberger NV	191,279	9,395,625
Targa Resources Corp.	30,332	2,308,265

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Valero Energy Corp.	48,516	$5,690,927
Williams Cos., Inc.	163,480	5,334,352

		205,047,869

FINANCIALS (12.2%)
Aflac, Inc.	73,790	5,150,542
Allstate Corp.	35,274	3,846,277
American Express Co.	79,794	13,900,115
American International Group, Inc.	97,128	5,588,745
Ameriprise Financial, Inc.	13,981	4,643,929
Aon PLC Cl A	27,410	9,461,932
Arch Capital Group Ltd.*	49,979	3,740,928
Arthur J. Gallagher & Co.	28,745	6,311,540
Assurant, Inc.	7,132	896,635
Bank of America Corp.	930,429	26,694,008
Bank of New York Mellon Corp.	96,371	4,290,437
Berkshire Hathaway, Inc. Cl B*	239,318	81,607,438
BlackRock, Inc. Cl A	20,098	13,890,532
Brown & Brown, Inc.	31,593	2,174,862
Capital One Financial Corp.	51,238	5,603,900
Cboe Global Markets, Inc.	14,169	1,955,464
Charles Schwab Corp.	199,432	11,303,806
Chubb Ltd.	55,583	10,703,062
Cincinnati Financial Corp.	21,097	2,053,160
Citigroup, Inc.	261,253	12,028,088
Citizens Financial Group, Inc.	64,952	1,693,948
CME Group, Inc. Cl A	48,273	8,944,504
Comerica, Inc.	17,670	748,501
Discover Financial Svcs.	34,080	3,982,248
Everest Re Group Ltd.	5,753	1,966,721
FactSet Research Systems, Inc.	5,142	2,060,142
Fidelity National Information Svcs., Inc.	79,505	4,348,923
Fifth Third Bancorp	91,352	2,394,336
Fiserv, Inc.*	87,281	11,010,498
FleetCor Technologies, Inc.*	9,908	2,487,701
Franklin Resources, Inc.	38,312	1,023,314
Global Payments, Inc.	35,155	3,463,471
Globe Life, Inc.	11,926	1,307,328
Goldman Sachs Group, Inc.	44,615	14,390,122
Hartford Financial Svcs. Group, Inc.	41,634	2,998,481
Huntington Bancshares, Inc.	193,732	2,088,431
Intercontinental Exchange, Inc.	75,134	8,496,153
Invesco Ltd.	61,486	1,033,580

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Jack Henry & Associates, Inc.	9,780	$1,636,487
JPMorgan Chase & Co.	392,171	57,037,350
KeyCorp.	125,512	1,159,731
Lincoln National Corp.	20,706	533,387
Loews Corp.	25,385	1,507,361
M&T Bank Corp.	22,260	2,754,898
MarketAxess Hldgs., Inc.	5,055	1,321,478
Marsh & McLennan Cos., Inc.	66,391	12,486,819
Mastercard, Inc. Cl A	112,294	44,165,230
MetLife, Inc.	86,330	4,880,235
Moody’s Corp.	21,178	7,364,014
Morgan Stanley	174,821	14,929,713
MSCI, Inc. Cl A	10,744	5,042,052
Nasdaq, Inc.	45,443	2,265,334
Northern Trust Corp.	27,959	2,072,880
PayPal Hldgs., Inc.*	149,729	9,991,416
PNC Financial Svcs. Group, Inc.	53,561	6,746,008
Principal Financial Group, Inc.	30,300	2,297,952
Progressive Corp.	78,555	10,398,325
Prudential Financial, Inc.	48,983	4,321,280
Raymond James Financial, Inc.	25,595	2,655,993
Regions Financial Corp.	125,921	2,243,912
S&P Global, Inc.	44,018	17,646,376
State Street Corp.	44,858	3,282,708
Synchrony Financial	57,515	1,950,909
T. Rowe Price Group, Inc.	30,137	3,375,947
Travelers Cos., Inc.	30,997	5,382,939
Truist Financial Corp.	178,743	5,424,850
U.S. Bancorp	187,203	6,185,187
Visa, Inc. Cl A	217,166	51,572,582
Wells Fargo & Co.	503,548	21,491,429
Willis Towers Watson PLC	14,281	3,363,176
WR Berkley Corp.	26,947	1,604,963
Zions Bancorp N.A.	19,876	533,869

		619,910,592

HEALTH CARE (13.2%)
Abbott Laboratories	233,367	25,441,670
AbbVie, Inc.	236,768	31,899,753
Agilent Technologies, Inc.	39,683	4,771,881
Align Technology, Inc.*	9,550	3,377,262
AmerisourceBergen Corp.	21,736	4,182,659
Amgen, Inc.	71,706	15,920,166
Baxter International, Inc.	67,884	3,092,795
Becton Dickinson & Co.	38,114	10,062,477
Biogen, Inc.*	19,424	5,532,926
Bio-Rad Laboratories, Inc. Cl A*	2,865	1,086,179
Bio-Techne Corp.	21,128	1,724,679
Boston Scientific Corp.*	192,938	10,436,016
Bristol-Myers Squibb Co.	281,934	18,029,679

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Cardinal Health, Inc.	34,168	$3,231,268
Catalent, Inc.*	24,168	1,047,924
Centene Corp.*	73,645	4,967,355
Charles River Laboratories International, Inc.*	6,868	1,443,997
Cigna Group	39,706	11,141,504
Cooper Cos., Inc.	6,636	2,544,441
CVS Health Corp.	172,048	11,893,678
Danaher Corp.	89,123	21,389,520
DaVita, Inc.*	7,424	745,889
DENTSPLY SIRONA, Inc.	28,515	1,141,170
Dexcom, Inc.*	52,020	6,685,090
Edwards Lifesciences Corp.*	81,355	7,674,217
Elevance Health, Inc.	31,813	14,134,198
Eli Lilly & Co.	105,735	49,587,600
GE HealthCare Technologies, Inc.	52,461	4,261,932
Gilead Sciences, Inc.	167,394	12,901,056
HCA Healthcare, Inc.	27,688	8,402,754
Henry Schein, Inc.*	17,581	1,425,819
Hologic, Inc.*	33,029	2,674,358
Humana, Inc.	16,767	7,497,029
IDEXX Laboratories, Inc.*	11,139	5,594,340
Illumina, Inc.*	21,216	3,977,788
Incyte Corp.*	24,848	1,546,788
Insulet Corp.*	9,353	2,696,844
Intuitive Surgical, Inc.*	47,023	16,079,045
IQVIA Hldgs., Inc.*	24,900	5,596,773
Johnson & Johnson	348,750	57,725,100
Laboratory Corp. of America Hldgs.	11,890	2,869,414
McKesson Corp.	18,198	7,776,187
Medtronic PLC	178,542	15,729,550
Merck & Co., Inc.	340,523	39,292,949
Mettler-Toledo International, Inc.*	2,956	3,877,208
Moderna, Inc.*	43,997	5,345,636
Molina Healthcare, Inc.*	7,824	2,356,902
Organon & Co.	34,229	712,306
Pfizer, Inc.	757,598	27,788,695
Quest Diagnostics, Inc.	15,031	2,112,757
Regeneron Pharmaceuticals, Inc.*	14,479	10,403,741
ResMed, Inc.	19,718	4,308,383
Revvity, Inc.	16,835	1,999,830
STERIS PLC	13,323	2,997,409
Stryker Corp.	45,338	13,832,170
Teleflex, Inc.	6,303	1,525,515
Thermo Fisher Scientific, Inc.	51,764	27,007,867
UnitedHealth Group, Inc.	124,945	60,053,565
Universal Health Svcs., Inc. Cl B	8,446	1,332,525

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Vertex Pharmaceuticals, Inc.*	34,563	$12,163,065
Viatris, Inc.	160,910	1,605,882
Waters Corp.*	7,923	2,111,796
West Pharmaceutical Svcs., Inc.	9,963	3,810,549
Zimmer Biomet Hldgs., Inc.	27,990	4,075,344
Zoetis, Inc. Cl A	62,016	10,679,775

		669,334,639

INDUSTRIALS (8.4%)
3M Co.	74,034	7,410,063
Alaska Air Group, Inc.*	17,165	912,835
Allegion PLC	11,802	1,416,476
American Airlines Group, Inc.*	87,614	1,571,795
AMETEK, Inc.	30,929	5,006,787
AO Smith Corp.	16,713	1,216,372
Automatic Data Processing, Inc.	55,442	12,185,597
Axon Enterprise, Inc.*	9,419	1,837,835
Boeing Co.*	75,889	16,024,721
Broadridge Financial Solutions, Inc.	15,833	2,622,420
Carrier Global Corp.	112,035	5,569,260
Caterpillar, Inc.	69,161	17,017,064
Ceridian HCM Hldg., Inc.*	20,805	1,393,311
CH Robinson Worldwide, Inc.	15,627	1,474,407
Cintas Corp.	11,601	5,766,625
Copart, Inc.*	57,562	5,250,230
CSX Corp.	272,836	9,303,708
Cummins, Inc.	18,997	4,657,305
Deere & Co.	36,188	14,663,016
Delta Air Lines, Inc.*	86,252	4,100,420
Dover Corp.	18,767	2,770,948
Eaton Corp. PLC	53,492	10,757,241
Emerson Electric Co.	76,695	6,932,461
Equifax, Inc.	16,458	3,872,567
Expeditors International of Washington, Inc.	20,505	2,483,771
Fastenal Co.	76,631	4,520,463
FedEx Corp.	31,033	7,693,081
Fortive Corp.	47,446	3,547,537
Generac Hldgs., Inc.*	8,347	1,244,788
General Dynamics Corp.	30,188	6,494,948
General Electric Co.	146,138	16,053,259
Honeywell International, Inc.	89,301	18,529,957
Howmet Aerospace, Inc.	49,362	2,446,381
Huntington Ingalls Industries, Inc.	5,353	1,218,343
IDEX Corp.	10,142	2,183,167
Illinois Tool Works, Inc.	37,114	9,284,438
Ingersoll Rand, Inc.	54,286	3,548,133

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Jacobs Solutions, Inc.	17,023	$2,023,864
JB Hunt Transport Svcs., Inc.	11,127	2,014,321
Johnson Controls International PLC	92,075	6,273,991
L-3 Harris Technologies, Inc.	25,425	4,977,452
Leidos Hldgs., Inc.	18,407	1,628,651
Lockheed Martin Corp.	30,248	13,925,574
Masco Corp.	30,206	1,733,220
Nordson Corp.	7,223	1,792,604
Norfolk Southern Corp.	30,549	6,927,291
Northrop Grumman Corp.	19,157	8,731,761
Old Dominion Freight Line, Inc.	12,067	4,461,773
Otis Worldwide Corp.	55,464	4,936,851
PACCAR, Inc.	70,129	5,866,291
Parker-Hannifin Corp.	17,217	6,715,319
Paychex, Inc.	43,057	4,816,787
Paycom Software, Inc.	6,523	2,095,449
Pentair PLC	22,136	1,429,986
Quanta Svcs., Inc.	19,482	3,827,239
Raytheon Technologies Corp.	196,085	19,208,487
Republic Svcs., Inc. Cl A	27,589	4,225,807
Robert Half International, Inc.	14,461	1,087,756
Rockwell Automation, Inc.	15,416	5,078,801
Rollins, Inc.	31,081	1,331,199
Snap-on, Inc.	7,104	2,047,302
Southwest Airlines Co.	79,858	2,891,658
Stanley Black & Decker, Inc.	20,551	1,925,834
Textron, Inc.	27,066	1,830,474
Trane Technologies PLC	30,605	5,853,512
TransDigm Group, Inc.	7,002	6,260,978
Union Pacific Corp.	81,821	16,742,213
United Airlines Hldgs., Inc.*	44,013	2,414,993
United Parcel Svc., Inc. Cl B	97,266	17,434,931
United Rentals, Inc.	9,224	4,108,093
Verisk Analytics, Inc. Cl A	19,431	4,391,989
Waste Management, Inc.	49,682	8,615,852
Westinghouse Air Brake Technologies Corp.	24,139	2,647,324
WW Grainger, Inc.	5,992	4,725,231
Xylem, Inc.	32,109	3,616,116

		423,598,704

INFORMATION TECHNOLOGY (27.8%)
Accenture PLC Cl A	84,751	26,152,464
Adobe, Inc.*	61,557	30,100,757
Advanced Micro Devices, Inc.*	216,110	24,617,090

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Akamai Technologies, Inc.*	20,426	$1,835,685
Amphenol Corp. Cl A	79,891	6,786,740
Analog Devices, Inc.	67,886	13,224,872
ANSYS, Inc.*	11,630	3,841,040
Apple, Inc.	1,984,141	384,863,830
Applied Materials, Inc.	113,414	16,392,860
Arista Networks, Inc.*	33,510	5,430,631
Autodesk, Inc.*	28,740	5,880,491
Broadcom, Inc.	55,952	48,534,443
Cadence Design Systems, Inc.*	36,595	8,582,259
CDW Corp.	18,089	3,319,331
Cisco Systems, Inc.	549,659	28,439,357
Cognizant Technology Solutions Corp. Cl A	68,104	4,445,829
Corning, Inc.	102,678	3,597,837
DXC Technology Co.*	30,554	816,403
Enphase Energy, Inc.*	18,391	3,080,125
EPAM Systems, Inc.*	7,770	1,746,307
F5, Inc.*	8,114	1,186,754
Fair Isaac Corp.*	3,355	2,714,899
First Solar, Inc.*	13,332	2,534,280
Fortinet, Inc.*	87,459	6,611,026
Gartner, Inc.*	10,607	3,715,738
Gen Digital, Inc.	76,336	1,416,033
Hewlett Packard Enterprise Co.	173,905	2,921,604
HP, Inc.	116,338	3,572,740
Intel Corp.	559,747	18,717,940
International Business Machines Corp.	121,859	16,305,953
Intuit, Inc.	37,649	17,250,395
Juniper Networks, Inc.	43,158	1,352,140
Keysight Technologies, Inc.*	23,906	4,003,060
KLA Corp.	18,413	8,930,673
Lam Research Corp.	18,029	11,590,123
Microchip Technology, Inc.	73,514	6,586,119
Micron Technology, Inc.	146,867	9,268,776
Microsoft Corp.	997,840	339,804,434
Monolithic Power Systems, Inc.	6,045	3,265,690
Motorola Solutions, Inc.	22,507	6,600,853
NetApp, Inc.	28,707	2,193,215
NVIDIA Corp.	331,893	140,397,377
NXP Semiconductors NV	34,857	7,134,531
ON Semiconductor Corp.*	57,957	5,481,573
Oracle Corp.	206,518	24,594,229
Palo Alto Networks, Inc.*	40,609	10,376,006
PTC, Inc.*	14,294	2,034,036
Qorvo, Inc.*	13,405	1,367,712

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
QUALCOMM, Inc.	149,498	$17,796,242
Roper Technologies, Inc.	14,304	6,877,363
Salesforce, Inc.*	131,385	27,756,395
Seagate Technology Hldgs. PLC	25,845	1,599,030
ServiceNow, Inc.*	27,341	15,364,822
Skyworks Solutions, Inc.	21,358	2,364,117
SolarEdge Technologies, Inc.*	7,561	2,034,287
Synopsys, Inc.*	20,438	8,898,910
TE Connectivity Ltd.	42,289	5,927,226
Teledyne Technologies, Inc.*	6,313	2,595,337
Teradyne, Inc.	20,807	2,316,443
Texas Instruments, Inc.	121,806	21,927,516
Trimble, Inc.*	33,247	1,760,096
Tyler Technologies, Inc.*	5,626	2,343,060
VeriSign, Inc.*	12,154	2,746,439
Western Digital Corp.*	42,935	1,628,525
Zebra Technologies Corp. Cl A*	6,902	2,041,819

		1,409,593,887

MATERIALS (2.5%)
Air Products & Chemicals, Inc.	29,808	8,928,390
Albemarle Corp.	15,746	3,512,775
Amcor PLC	197,468	1,970,731
Avery Dennison Corp.	10,834	1,861,281
Ball Corp.	42,212	2,457,160
Celanese Corp. Cl A	13,431	1,555,310
CF Industries Hldgs., Inc.	26,159	1,815,958
Corteva, Inc.	95,399	5,466,363
Dow, Inc.	94,921	5,055,492
DuPont de Nemours, Inc.	61,599	4,400,633
Eastman Chemical Co.	15,990	1,338,683
Ecolab, Inc.	33,242	6,205,949
FMC Corp.	16,781	1,750,929
Freeport-McMoRan, Inc.	192,346	7,693,840
International Flavors & Fragrances, Inc.	34,233	2,724,604
International Paper Co.	46,575	1,481,551
Linde PLC	65,704	25,038,480
LyondellBasell Industries NV Cl A	34,048	3,126,628
Martin Marietta Materials, Inc.	8,317	3,839,876
Mosaic Co.	44,569	1,559,915
Newmont Corp.	106,650	4,549,689
Nucor Corp.	33,715	5,528,586
Packaging Corp. of America	12,069	1,595,039
PPG Industries, Inc.	31,592	4,685,094
Sealed Air Corp.	19,377	775,080
Sherwin-Williams Co.	31,494	8,362,287
Steel Dynamics, Inc.	21,551	2,347,550

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Vulcan Materials Co.	17,856	$4,025,457
Westrock Co.	34,372	999,194

		124,652,524

REAL ESTATE (2.5%)
Alexandria Real Estate Equities, Inc.	21,128	2,397,817
American Tower Corp.	62,542	12,129,395
AvalonBay Communities, Inc.	19,056	3,606,729
Boston Properties, Inc.	19,152	1,102,964
Camden Property Trust	14,328	1,559,889
CBRE Group, Inc. Cl A*	41,714	3,366,737
CoStar Group, Inc.*	54,825	4,879,425
Crown Castle, Inc.	58,198	6,631,080
Digital Realty Trust, Inc.	39,098	4,452,089
Equinix, Inc.	12,550	9,838,447
Equity Residential	45,764	3,019,051
Essex Property Trust, Inc.	8,614	2,018,260
Extra Space Storage, Inc.	18,123	2,697,609
Federal Realty Investment Trust	9,845	952,701
Healthpeak Properties, Inc.	73,406	1,475,461
Host Hotels & Resorts, Inc.	95,449	1,606,407
Invitation Homes, Inc.	78,013	2,683,647
Iron Mountain, Inc.	39,135	2,223,651
Kimco Realty Corp.	83,189	1,640,487
Mid-America Apartment Communities, Inc.	15,655	2,377,368
Prologis, Inc.	123,928	15,197,291
Public Storage	21,234	6,197,780
Realty Income Corp.	90,346	5,401,787
Regency Centers Corp.	20,650	1,275,550
SBA Communications Corp. Cl A	14,539	3,369,559
Simon Property Group, Inc.	43,881	5,067,378
UDR, Inc.	41,524	1,783,871
Ventas, Inc.	53,686	2,537,737
VICI Properties, Inc. Cl A	134,768	4,235,758
Welltower, Inc.	66,701	5,395,444
Weyerhaeuser Co.	98,273	3,293,128

		124,414,497

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (2.5%)
AES Corp.	89,824	$1,862,052
Alliant Energy Corp.	33,736	1,770,465
Ameren Corp.	35,242	2,878,214
American Electric Power Co., Inc.	69,084	5,816,873
American Water Works Co., Inc.	26,121	3,728,773
Atmos Energy Corp.	19,390	2,255,833
CenterPoint Energy, Inc.	84,683	2,468,509
CMS Energy Corp.	39,140	2,299,475
Consolidated Edison, Inc.	46,506	4,204,142
Constellation Energy Corp.	43,536	3,985,721
Dominion Energy, Inc.	112,183	5,809,958
DTE Energy Co.	27,659	3,043,043
Duke Energy Corp.	103,421	9,281,001
Edison International	51,396	3,569,452
Entergy Corp.	28,376	2,762,971
Evergy, Inc.	30,830	1,801,089
Eversource Energy	46,814	3,320,049
Exelon Corp.	133,470	5,437,568
FirstEnergy Corp.	73,030	2,839,406
NextEra Energy, Inc.	271,542	20,148,416
NiSource, Inc.	55,432	1,516,065
NRG Energy, Inc.	30,897	1,155,239
PG&E Corp.*	216,944	3,748,792
Pinnacle West Capital Corp.	15,198	1,238,029
PPL Corp.	98,914	2,617,264
Public Svc. Enterprise Group, Inc.	66,960	4,192,366
Sempra Energy	42,226	6,147,683
Southern Co.	146,331	10,279,753
WEC Energy Group, Inc.	42,331	3,735,287
Xcel Energy, Inc.	73,857	4,591,690

		128,505,178

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $2,702,258,754) 98.5%		4,987,729,257

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.3%)
U.S. Treasury Bill	A-1+	1.53	08/15/23	$3,000,000	$2,981,013
U.S. Treasury Bill (1)	A-1+	4.54	07/25/23	8,800,000	8,770,015
U.S. Treasury Bill	A-1+	5.00	07/11/23	5,000,000	4,993,087
U.S. Treasury Bill	A-1+	5.01	07/27/23	5,000,000	4,981,999
U.S. Treasury Bill	A-1+	5.02	08/01/23	14,500,000	14,437,719
U.S. Treasury Bill	A-1+	5.05	08/08/23	10,000,000	9,947,053
U.S. Treasury Bill	A-1+	5.06	08/03/23	10,000,000	9,953,898
U.S. Treasury Bill	A-1+	5.07	07/05/23	5,500,000	5,496,914
U.S. Treasury Bill	A-1+	5.16	07/20/23	5,500,000	5,485,116

					67,046,814

COMMERCIAL PAPER (0.1%)
Cargill, Inc.†	A-1	4.98	07/03/23	5,253,000	5,251,547

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $72,298,361) 1.4%					72,298,361

TOTAL INVESTMENTS (Cost: $2,774,557,115) 99.9%					5,060,027,618

OTHER NET ASSETS 0.1%					3,311,784

NET ASSETS 100.0%					$5,063,339,402

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (5.7%)
Activision Blizzard, Inc.*	3,351	$282,489
Alphabet, Inc. Cl A*	27,830	3,331,251
Alphabet, Inc. Cl C*	23,939	2,895,901
AT&T, Inc.	33,487	534,118
Charter Communications, Inc. Cl A*	487	178,909
Comcast Corp. Cl A	19,484	809,560
EchoStar Corp. Cl A*	12,392	214,877
Electronic Arts, Inc.	1,220	158,234
Fox Corp. Cl A	10,863	369,342
Fox Corp. Cl B	641	20,442
IMAX Corp.*	7,116	120,901
Interpublic Group of Cos., Inc.	1,809	69,791
Live Nation Entertainment, Inc.*	674	61,408
Match Group, Inc.*	1,305	54,614
Meta Platforms, Inc. Cl A*	10,363	2,973,974
Netflix, Inc.*	2,083	917,541
News Corp. Cl A	1,785	34,808
News Corp. Cl B	551	10,866
Omnicom Group, Inc.	935	88,965
Paramount Global Cl B	2,374	37,770
Take-Two Interactive Software, Inc.*	5,865	863,093
TEGNA, Inc.	36,846	598,379
T-Mobile US, Inc.*	2,698	374,752
Verizon Communications, Inc.	19,692	732,345
Walt Disney Co.*	8,559	764,148
Warner Bros Discovery, Inc.*	27,864	349,415
ZipRecruiter, Inc. Cl A*	4,124	73,242

		16,921,135

CONSUMER DISCRETIONARY (10.7%)
Advance Auto Parts, Inc.	278	19,543
Amazon.com, Inc.*	41,814	5,450,873
Aptiv PLC*	3,032	309,537
AutoZone, Inc.*	542	1,351,401
Bath & Body Works, Inc.	1,072	40,200
Best Buy Co., Inc.	912	74,738
Bloomin’ Brands, Inc.	36,912	992,564
Booking Hldgs., Inc.*	174	469,857
BorgWarner, Inc.	1,097	53,654
Bright Horizons Family Solutions, Inc.*	2,480	229,276
Caesars Entertainment, Inc.*	6,111	311,478
Capri Hldgs. Ltd.*	12,425	445,933
CarMax, Inc.*	741	62,022
Carnival Corp.*	4,704	88,576
Chipotle Mexican Grill, Inc. Cl A*	129	275,931
Darden Restaurants, Inc.	4,120	688,370
Domino’s Pizza, Inc.	166	55,940
DR Horton, Inc.	1,454	176,937
eBay, Inc.	2,505	111,948
Etsy, Inc.*	578	48,905

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Everi Hldgs., Inc.*	18,501	$267,525
Expedia Group, Inc.*	668	73,073
Five Below, Inc.*	4,806	944,571
Ford Motor Co.	18,408	278,513
Fox Factory Hldg. Corp.*	2,447	265,524
Garmin Ltd.	717	74,776
General Motors Co.	6,512	251,103
Genuine Parts Co.	659	111,523
Golden Entertainment, Inc.*	17,340	724,812
Hasbro, Inc.	610	39,510
Hilton Worldwide Hldgs., Inc.	1,240	180,482
Home Depot, Inc.	4,744	1,473,676
Las Vegas Sands Corp.*	1,539	89,262
Lennar Corp. Cl A	1,188	148,868
Lithia Motors, Inc. Cl A	1,167	354,896
LKQ Corp.	1,189	69,283
Lowe’s Cos., Inc.	2,794	630,606
Marriott International, Inc. Cl A	1,208	221,898
Marriott Vacations Worldwide Corp.	9,617	1,180,198
McDonald’s Corp.	3,420	1,020,562
MGM Resorts International	1,415	62,147
Mohawk Industries, Inc.*	247	25,481
Murphy USA, Inc.	494	153,688
Newell Brands, Inc.	1,765	15,356
NIKE, Inc. Cl B	5,772	637,056
Norwegian Cruise Line Hldgs. Ltd.*	1,986	43,235
NVR, Inc.*	99	628,711
Ollie’s Bargain Outlet Hldgs., Inc.*	13,674	792,135
O’Reilly Automotive, Inc.*	286	273,216
Pool Corp.	183	68,559
PulteGroup, Inc.	1,046	81,253
Ralph Lauren Corp. Cl A	192	23,674
Ross Stores, Inc.	1,603	179,744
Royal Caribbean Cruises Ltd.*	1,030	106,852
Skyline Champion Corp.*	2,738	179,202
Sonic Automotive, Inc. Cl A	13,255	631,866
Starbucks Corp.	5,371	532,051
Steven Madden Ltd.	7,723	252,465
Tapestry, Inc.	1,086	46,481
Taylor Morrison Home Corp. Cl A*	24,312	1,185,696
Tesla, Inc.*	12,619	3,303,276
TJX Cos., Inc.	5,394	457,357
Tractor Supply Co.	3,542	783,136
Ulta Beauty, Inc.*	235	110,590
Valvoline, Inc.	15,665	587,594
VF Corp.	1,547	29,532
Whirlpool Corp.	256	38,090
Williams-Sonoma, Inc.	2,167	271,178
Wynn Resorts Ltd.	485	51,221
XPEL, Inc.*	5,272	444,008

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Yum! Brands, Inc.	1,312	$181,778

		31,834,972

CONSUMER STAPLES (5.4%)
Altria Group, Inc.	8,361	378,753
Archer-Daniels-Midland Co.	2,552	192,829
BJ’s Wholesale Club Hldgs., Inc.*	3,083	194,260
Boston Beer Co., Inc. Cl A*	521	160,697
Brown-Forman Corp. Cl B	856	57,164
Bunge Ltd.	705	66,517
Campbell Soup Co.	939	42,922
Church & Dwight Co., Inc.	7,244	726,066
Clorox Co.	579	92,084
Coca-Cola Co.	18,231	1,097,871
Colgate-Palmolive Co.	3,886	299,377
Conagra Brands, Inc.	2,233	75,297
Constellation Brands, Inc. Cl A	4,363	1,073,865
Costco Wholesale Corp.	2,077	1,118,215
Crimson Wine Group Ltd.*	40,812	273,440
Dollar General Corp.	1,027	174,364
Dollar Tree, Inc.*	973	139,626
Estee Lauder Cos., Inc. Cl A	1,086	213,269
Freshpet, Inc.*	8,792	578,602
General Mills, Inc.	2,752	211,078
Hershey Co.	689	172,043
Hormel Foods Corp.	1,356	54,538
J M Smucker Co.	499	73,687
Kellogg Co.	1,204	81,150
Keurig Dr Pepper, Inc.	3,946	123,391
Kimberly-Clark Corp.	1,580	218,135
Kraft Heinz Co.	3,736	132,628
Kroger Co.	3,059	143,773
Lamb Weston Hldgs., Inc.	682	78,396
McCormick & Co., Inc.	1,174	102,408
Molson Coors Beverage Co. Cl B	879	57,873
Mondelez International, Inc. Cl A	6,379	465,284
Monster Beverage Corp.*	3,579	205,578
PepsiCo, Inc.	6,453	1,195,225
Philip Morris International, Inc.	7,270	709,697
Procter & Gamble Co.	11,040	1,675,210
Sysco Corp.	2,374	176,151
Target Corp.	2,162	285,168
TreeHouse Foods, Inc.*	37,017	1,864,916
Tyson Foods, Inc. Cl A	1,337	68,241
Walgreens Boots Alliance, Inc.	3,354	95,555
Walmart, Inc.	6,570	1,032,673

		16,178,016

ENERGY (4.7%)
APA Corp.	1,446	49,410
Baker Hughes Co. Cl A	31,312	989,772

	Shares	Value
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
ChampionX Corp.	38,023	$1,180,234
Cheniere Energy, Inc.	3,022	460,432
Chesapeake Energy Corp.	9,129	763,915
Chevron Corp.	8,164	1,284,605
ConocoPhillips	5,669	587,365
Coterra Energy, Inc.	3,549	89,790
Devon Energy Corp.	10,054	486,010
Diamondback Energy, Inc.	849	111,525
EOG Resources, Inc.	2,740	313,566
EQT Corp.	14,575	599,470
Exxon Mobil Corp.	18,939	2,031,208
Halliburton Co.	4,227	139,449
Hess Corp.	2,066	280,873
Kinder Morgan, Inc.	9,239	159,095
Marathon Oil Corp.	2,894	66,620
Marathon Petroleum Corp.	1,988	231,801
MPLX LP*	4,402	149,404
Northern Oil & Gas, Inc.	14,705	504,676
Occidental Petroleum Corp.	3,366	197,921
ONEOK, Inc.	2,095	129,303
Ovintiv, Inc.	9,729	370,383
PDC Energy, Inc.	9,717	691,267
Phillips 66	2,150	205,067
Pioneer Natural Resources Co.	1,095	226,862
Schlumberger N.V.	6,676	327,925
Southwestern Energy Co.*	91,926	552,475
Targa Resources Corp.	1,059	80,590
Valero Energy Corp.	1,694	198,706
Williams Cos., Inc.	21,262	693,779

		14,153,498

FINANCIALS (13.1%)
Aflac, Inc.	2,576	179,805
Allstate Corp.	1,231	134,228
American Equity Investment Life Hldg. Co.	6,511	339,288
American Express Co.	2,785	485,147
American Financial Group, Inc.	3,718	441,512
American International Group, Inc.	3,391	195,118
Ameriprise Financial, Inc.	3,826	1,270,844
Aon PLC Cl A	957	330,356
Arch Capital Group Ltd.*	1,744	130,538
Argo Group International Hldgs. Ltd.	5,245	155,304
Arthur J. Gallagher & Co.	1,003	220,229
Assurant, Inc.	248	31,179
Bank of America Corp.	32,477	931,765
Bank of Marin Bancorp	4,591	81,123
Bank of New York Mellon Corp.	3,364	149,765
Banner Corp.	8,322	363,422
Berkshire Hathaway, Inc. Cl B*	8,354	2,848,714
BlackRock, Inc. Cl A	701	484,489

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Brookline Bancorp, Inc.	26,842	$234,599
Brown & Brown, Inc.	9,771	672,636
Capital One Financial Corp.	1,788	195,554
Cboe Global Markets, Inc.	495	68,315
Charles Schwab Corp.	6,962	394,606
Chubb Ltd.	1,941	373,759
Cincinnati Financial Corp.	736	71,628
Citigroup, Inc.	9,119	419,839
Citizens Financial Group, Inc.	2,268	59,149
CME Group, Inc. Cl A	1,685	312,214
Comerica, Inc.	616	26,094
Dime Community Bancshares, Inc.	6,300	111,069
Discover Financial Svcs.	2,983	348,564
Eastern Bankshares, Inc.	36,691	450,199
Ellington Financial, Inc.	25,044	345,607
Enterprise Financial Svcs. Corp.	9,335	364,998
Essent Group Ltd.	10,887	509,512
Euronet Worldwide, Inc.*	8,103	951,049
Everest Re Group Ltd.	1,088	371,944
FactSet Research Systems, Inc.	179	71,716
Fidelity National Information Svcs., Inc.	2,775	151,792
Fifth Third Bancorp	21,887	573,658
First Financial Bankshares, Inc.	9,597	273,419
First Interstate BancSystem, Inc. Cl A	14,505	345,799
Fiserv, Inc.*	3,046	384,253
FleetCor Technologies, Inc.*	345	86,623
Flywire Corp.*	3,965	123,074
Franklin Resources, Inc.	1,337	35,711
Global Payments, Inc.	1,228	120,983
Globe Life, Inc.	417	45,712
Goldman Sachs Group, Inc.	1,558	502,517
Goosehead Insurance, Inc. Cl A*	3,661	230,240
Green Dot Corp. Cl A*	16,116	302,014
Hancock Whitney Corp.	10,809	414,849
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,373	59,325
Hartford Financial Svcs. Group, Inc.	13,049	939,789
Home BancShares, Inc.	17,888	407,846
Houlihan Lokey, Inc. Cl A	2,331	229,161
Huntington Bancshares, Inc.	6,762	72,894
Intercontinental Exchange, Inc.	2,622	296,496
Invesco Ltd.	2,146	36,074
iShares Micro-Cap ETF	2,118	231,497
iShares Russell 2000 Growth ETF	1,335	323,951
iShares Russell 2000 Value ETF	1,030	145,024

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
iShares Russell Mid-Cap ETF	3,651	$266,633
Jack Henry & Associates, Inc.	341	57,060
JPMorgan Chase & Co.	13,689	1,990,928
KeyCorp.	17,859	165,017
Lakeland Financial Corp.	2,198	106,647
Lincoln National Corp.	722	18,599
Loews Corp.	887	52,670
M&T Bank Corp.	3,537	437,739
MarketAxess Hldgs., Inc.	176	46,010
Marsh & McLennan Cos., Inc.	2,317	435,781
Mastercard, Inc. Cl A	3,920	1,541,736
MetLife, Inc.	3,014	170,381
Moelis & Co. Cl A	3,907	177,143
Moody’s Corp.	739	256,965
Morgan Stanley	6,103	521,196
MSCI, Inc. Cl A	1,095	513,873
Nasdaq, Inc.	1,586	79,062
Northern Trust Corp.	975	72,286
PayPal Hldgs., Inc.*	5,227	348,798
PJT Partners, Inc. Cl A	3,151	219,436
PNC Financial Svcs. Group, Inc.	1,870	235,526
Primerica, Inc.	5,737	1,134,549
Principal Financial Group, Inc.	1,058	80,239
Progressive Corp.	2,742	362,959
Prudential Financial, Inc.	1,710	150,856
Raymond James Financial, Inc.	5,739	595,536
Regions Financial Corp.	4,395	78,319
Reinsurance Group of America, Inc.	1,596	221,349
RLI Corp.	2,456	335,170
S&P Global, Inc.	1,537	616,168
Selective Insurance Group, Inc.	5,769	553,536
Starwood Property Trust, Inc.	25,065	486,261
State Street Corp.	1,566	114,600
Stifel Financial Corp.	2,592	154,665
Stock Yards Bancorp, Inc.	5,946	269,770
Synchrony Financial	5,837	197,991
T. Rowe Price Group, Inc.	1,051	117,733
Travelers Cos., Inc.	1,081	187,726
TriCo Bancshares	6,173	204,944
Truist Financial Corp.	6,239	189,354
U.S. Bancorp	6,534	215,883
UMB Financial Corp.	4,457	271,431
Visa, Inc. Cl A	7,581	1,800,336
Voya Financial, Inc.	8,263	592,540
Webster Financial Corp.	5,581	210,683
Wells Fargo & Co.	17,577	750,186
Willis Towers Watson PLC	499	117,515
WR Berkley Corp.	941	56,046
Zions Bancorp N.A.	694	18,641

		39,257,050

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (13.0%)
Abbott Laboratories	8,146	$888,077
AbbVie, Inc.	8,265	1,113,543
Addus HomeCare Corp.*	4,340	402,318
Agilent Technologies, Inc.	5,730	689,032
Align Technology, Inc.*	1,091	385,821
Alkermes PLC*	4,137	129,488
Alnylam Pharmaceuticals, Inc.*	1,074	203,996
AmerisourceBergen Corp.	758	145,862
Amgen, Inc.	2,502	555,494
Amicus Therapeutics, Inc.*	11,223	140,961
AMN Healthcare Svcs., Inc.*	2,816	307,282
Amphastar Pharmaceuticals, Inc.*	6,388	367,118
Apellis Pharmaceuticals, Inc.*	2,733	248,976
Arrowhead Pharmaceuticals, Inc.*	2,839	101,239
Avidity Biosciences, Inc.*	8,129	90,151
Axsome Therapeutics, Inc.*	2,391	171,817
Baxter International, Inc.	2,369	107,932
Becton Dickinson & Co.	1,330	351,133
BioCryst Pharmaceuticals, Inc.*	13,651	96,103
Biogen, Inc.*	1,844	525,263
Bio-Rad Laboratories, Inc. Cl A*	100	37,912
Bio-Techne Corp.	737	60,161
Blueprint Medicines Corp.*	2,087	131,898
Boston Scientific Corp.*	6,734	364,242
Bristol-Myers Squibb Co.	9,841	629,332
Cardinal Health, Inc.	1,193	112,822
Catalent, Inc.*	843	36,552
Centene Corp.*	5,607	378,192
Charles River Laboratories International, Inc.*	239	50,250
Chemed Corp.	570	308,752
Cigna Group	1,386	388,912
Collegium Pharmaceutical, Inc.*	7,562	162,507
CONMED Corp.	2,021	274,634
Cooper Cos., Inc.	231	88,572
Corcept Therapeutics, Inc.*	6,140	136,615
CVS Health Corp.	6,006	415,195
Danaher Corp.	3,110	746,400
DaVita, Inc.*	259	26,022
DENTSPLY SIRONA, Inc.	996	39,860
Dexcom, Inc.*	4,046	519,951
Edwards Lifesciences Corp.*	2,840	267,897
Elevance Health, Inc.	1,111	493,606
Eli Lilly & Co.	3,690	1,730,536
Encompass Health Corp.	7,524	509,450
Envista Hldgs. Corp.*	6,791	229,807
Exact Sciences Corp.*	2,228	209,209
GE HealthCare Technologies, Inc.	1,831	148,750
Gilead Sciences, Inc.	5,842	450,243

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Halozyme Therapeutics, Inc.*	4,543	$163,866
HCA Healthcare, Inc.	967	293,465
HealthEquity, Inc.*	2,827	178,497
Henry Schein, Inc.*	614	49,795
Heron Therapeutics, Inc.*	13,770	15,973
Hologic, Inc.*	1,153	93,358
Humana, Inc.	944	422,091
IDEXX Laboratories, Inc.*	907	455,523
Illumina, Inc.*	740	138,743
Incyte Corp.*	867	53,971
Insmed, Inc.*	6,317	133,289
Inspire Medical Systems, Inc.*	722	234,390
Insulet Corp.*	1,175	338,799
Intra-Cellular Therapies, Inc.*	2,840	179,829
Intuitive Surgical, Inc.*	1,641	561,124
IQVIA Hldgs., Inc.*	869	195,325
iRhythm Technologies, Inc.*	1,616	168,581
IVERIC bio, Inc.*	3,316	130,451
Johnson & Johnson	12,174	2,015,040
Karuna Therapeutics, Inc.*	1,010	219,019
Krystal Biotech, Inc.*	2,392	280,821
Laboratory Corp. of America Hldgs.	1,879	453,459
Lantheus Hldgs., Inc.*	3,213	269,635
LeMaitre Vascular, Inc.	2,363	158,983
Madrigal Pharmaceuticals, Inc.*	887	204,897
McKesson Corp.	636	271,769
Medtronic PLC	6,232	549,039
Merck & Co., Inc.	11,886	1,371,526
Mettler-Toledo International, Inc.*	386	506,293
Moderna, Inc.*	1,536	186,624
ModivCare, Inc.*	1,819	82,237
Molina Healthcare, Inc.*	273	82,239
NanoString Technologies, Inc.*	6,860	27,783
Neogen Corp.*	8,152	177,306
NextGen Healthcare, Inc.*	33,639	545,625
Omnicell, Inc.*	2,533	186,606
Organon & Co.	1,194	24,847
Orthofix Medical, Inc.*	9,387	169,529
OrthoPediatrics Corp.*	2,862	125,499
Penumbra, Inc.*	861	296,236
Pfizer, Inc.	26,444	969,966
Quest Diagnostics, Inc.	524	73,653
QuidelOrtho Corp.*	2,880	238,637
Regeneron Pharmaceuticals, Inc.*	505	362,863
Repligen Corp.*	960	135,802
ResMed, Inc.	688	150,328
Revvity, Inc.	588	69,849
Roivant Sciences Ltd.*	7,850	79,128
Shockwave Medical, Inc.*	785	224,047
Silk Road Medical, Inc.*	4,536	147,375

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Simulations Plus, Inc.	4,520	$195,852
STAAR Surgical Co.*	1,946	102,301
STERIS PLC	465	104,616
Stryker Corp.	1,582	482,652
Supernus Pharmaceuticals, Inc.*	20,905	628,404
Syneos Health, Inc. Cl A*	8,893	374,751
Tactile Systems Technology, Inc.*	8,786	219,035
Teleflex, Inc.	220	53,247
Tenet Healthcare Corp.*	2,893	235,432
Thermo Fisher Scientific, Inc.	1,807	942,802
Ultragenyx Pharmaceutical, Inc.*	2,714	125,197
UnitedHealth Group, Inc.	4,362	2,096,552
Universal Health Svcs., Inc. Cl B	295	46,542
Veeva Systems, Inc. Cl A*	1,601	316,566
Vericel Corp.*	9,957	374,084
Vertex Pharmaceuticals, Inc.*	1,206	424,403
Viatris, Inc.	5,617	56,058
Waters Corp.*	277	73,832
West Pharmaceutical Svcs., Inc.	347	132,717
Xencor, Inc.*	2,873	71,739
Zimmer Biomet Hldgs., Inc.	6,461	940,722
Zoetis, Inc. Cl A	2,165	372,835

		38,803,954

INDUSTRIALS (13.4%)
3M Co.	2,584	258,633
Advanced Drainage Systems, Inc.	3,368	383,211
Alaska Air Group, Inc.*	12,249	651,402
Allegion PLC	411	49,328
American Airlines Group, Inc.*	3,058	54,861
AMETEK, Inc.	1,079	174,669
AO Smith Corp.	584	42,504
Arcosa, Inc.	6,982	529,026
Atkore, Inc.*	2,085	325,135
Automatic Data Processing, Inc.	1,936	425,513
Axon Enterprise, Inc.*	3,279	639,798
Bloom Energy Corp. Cl A*	27,371	447,516
Boeing Co.*	2,648	559,152
Broadridge Financial Solutions, Inc.	552	91,428
Builders FirstSource, Inc.*	1,620	220,320
Carlisle Cos., Inc.	3,096	794,217
Carrier Global Corp.	3,910	194,366
Casella Waste Systems, Inc. Cl A*	3,592	324,896
Caterpillar, Inc.	2,415	594,211
Ceridian HCM Hldg., Inc.*	726	48,620
CH Robinson Worldwide, Inc.	546	51,515
Chart Industries, Inc.*	2,901	463,551

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Cintas Corp.	404	$200,820
Clean Harbors, Inc.*	5,432	893,184
Copart, Inc.*	2,009	183,241
Crane Co.	5,039	449,076
Crane NXT Co.	4,589	259,003
CSX Corp.	9,524	324,768
Cummins, Inc.	663	162,541
Deere & Co.	1,264	512,160
Delta Air Lines, Inc.*	3,010	143,095
Deluxe Corp.	22,632	395,607
Dover Corp.	6,115	902,880
Ducommun, Inc.*	9,234	402,325
Eaton Corp. PLC	1,867	375,454
EMCOR Group, Inc.	2,678	494,841
Emerson Electric Co.	2,677	241,974
Encore Wire Corp.	1,419	263,835
EnPro Industries, Inc.	5,928	791,566
Equifax, Inc.	574	135,062
ESCO Technologies, Inc.	10,530	1,091,224
ExlService Hldgs., Inc.*	1,203	181,725
Expeditors International of Washington, Inc.	716	86,729
Fastenal Co.	2,674	157,739
Federal Signal Corp.	11,572	740,955
FedEx Corp.	1,084	268,724
Fortive Corp.	1,656	123,819
Franklin Electric Co., Inc.	3,505	360,664
Generac Hldgs., Inc.*	1,960	292,295
General Dynamics Corp.	1,053	226,553
General Electric Co.	5,100	560,235
Graco, Inc.	5,188	447,984
HEICO Corp. Cl A	2,052	288,511
Honeywell International, Inc.	3,118	646,985
Howmet Aerospace, Inc.	1,723	85,392
Huntington Ingalls Industries, Inc.	186	42,334
Huron Consulting Group, Inc.*	3,768	319,941
ICF International, Inc.	7,462	928,198
IDEX Corp.	354	76,202
Illinois Tool Works, Inc.	1,296	324,207
Ingersoll Rand, Inc.	1,894	123,792
Jacobs Solutions, Inc.	3,588	426,577
JB Hunt Transport Svcs., Inc.	388	70,240
Johnson Controls International PLC	3,214	219,002
KBR, Inc.	16,513	1,074,336
Korn Ferry	3,177	157,389
L-3 Harris Technologies, Inc.	2,188	428,345
Leidos Hldgs., Inc.	2,207	195,275
Lockheed Martin Corp.	1,056	486,161
Masco Corp.	1,054	60,479
Masonite International Corp.*	2,990	306,296
Maximus, Inc.	2,058	173,922
Mercury Systems, Inc.*	4,610	159,460
Miller Industries, Inc.	19,124	678,328

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Montrose Environmental Group, Inc.*	1,033	$43,510
Mueller Industries, Inc.	18,163	1,585,267
Nordson Corp.	252	62,541
Norfolk Southern Corp.	1,066	241,726
Northrop Grumman Corp.	669	304,930
Old Dominion Freight Line, Inc.	2,769	1,023,838
Oshkosh Corp.	2,302	199,330
Otis Worldwide Corp.	1,936	172,323
PACCAR, Inc.	2,447	204,692
Parker-Hannifin Corp.	600	234,024
Paychex, Inc.	1,502	168,029
Paycom Software, Inc.	227	72,921
Pentair PLC	772	49,871
Quanta Svcs., Inc.	4,069	799,355
Raytheon Technologies Corp.	6,845	670,536
Republic Svcs., Inc. Cl A	963	147,503
Robert Half International, Inc.	504	37,911
Rockwell Automation, Inc.	538	177,244
Rollins, Inc.	1,084	46,428
Saia, Inc.*	728	249,274
Snap-on, Inc.	248	71,471
Southwest Airlines Co.	2,787	100,917
Stanley Black & Decker, Inc.	3,030	283,941
Textron, Inc.	945	63,910
Trane Technologies PLC	1,069	204,457
TransDigm Group, Inc.	244	218,177
TransUnion	3,541	277,367
Trex Co., Inc.*	8,625	565,455
UFP Industries, Inc.	10,077	977,973
Union Pacific Corp.	2,856	584,395
United Airlines Hldgs., Inc.*	1,536	84,280
United Parcel Svc., Inc. Cl B	3,396	608,733
United Rentals, Inc.	322	143,409
Univar Solutions, Inc.*	23,326	836,004
Verisk Analytics, Inc. Cl A	679	153,474
Vicor Corp.*	2,512	135,648
VSE Corp.	12,747	697,133
Waste Management, Inc.	1,735	300,884
Werner Enterprises, Inc.	7,788	344,074
Westinghouse Air Brake Technologies Corp.	843	92,452
WW Grainger, Inc.	549	432,936
Xylem, Inc.	1,120	126,134

		40,059,799

INFORMATION TECHNOLOGY (21.6%)
Accenture PLC Cl A	2,958	912,780
Adeia, Inc.	22,548	248,253
Adobe, Inc.*	2,148	1,050,350
Advanced Micro Devices, Inc.*	7,543	859,223
Akamai Technologies, Inc.*	713	64,077
Altair Engineering, Inc. Cl A*	2,548	193,240
Amphenol Corp. Cl A	8,345	708,908

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Analog Devices, Inc.	2,370	$461,700
ANSYS, Inc.*	406	134,090
Apple, Inc.	69,257	13,433,780
Applied Materials, Inc.	3,958	572,089
Arista Networks, Inc.*	1,169	189,448
Asana, Inc. Cl A*	4,544	100,150
Autodesk, Inc.*	1,004	205,428
BlackLine, Inc.*	1,996	107,425
Broadcom, Inc.	1,953	1,694,091
C3.ai, Inc. Cl A*	4,763	173,516
Cadence Design Systems, Inc.*	1,278	299,717
Calix, Inc.*	2,693	134,408
Cambium Networks Corp.*	10,073	153,311
CDW Corp.	632	115,972
Ciena Corp.*	4,882	207,436
Cisco Systems, Inc.	19,186	992,684
Cognizant Technology Solutions Corp. Cl A	2,378	155,236
Coherent Corp.*	4,623	235,680
Cohu, Inc.*	2,847	118,321
Corning, Inc.	3,584	125,583
Couchbase, Inc.*	5,479	86,678
Credo Technology Group Hldg. Ltd.*	9,180	159,181
CyberArk Software Ltd.*	2,910	454,920
Digi International, Inc.*	4,242	167,092
Domo, Inc. Cl B*	8,239	120,784
DXC Technology Co.*	19,555	522,510
Enphase Energy, Inc.*	641	107,355
EPAM Systems, Inc.*	1,390	312,402
F5, Inc.*	283	41,392
Fabrinet*	2,032	263,916
Fair Isaac Corp.*	118	95,487
First Solar, Inc.*	465	88,392
Five9, Inc.*	9,226	760,684
Fortinet, Inc.*	3,052	230,701
Gartner, Inc.*	370	129,615
Gen Digital, Inc.	2,664	49,417
Grid Dynamics Hldgs., Inc.*	9,596	88,763
Guidewire Software, Inc.*	1,817	138,237
Hewlett Packard Enterprise Co.	21,758	365,534
HP, Inc.	4,060	124,683
indie Semiconductor, Inc. Cl A*	14,297	134,392
Intel Corp.	19,538	653,351
International Business Machines Corp.	4,253	569,094
Intuit, Inc.	1,314	602,062
Juniper Networks, Inc.	1,507	47,214
Keysight Technologies, Inc.*	834	139,653
KLA Corp.	643	311,868
Lam Research Corp.	630	405,002
MaxLinear, Inc. Cl A*	12,076	381,119
Microchip Technology, Inc.	7,546	676,046

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Micron Technology, Inc.	5,126	$323,502
Microsoft Corp.	34,829	11,860,668
MKS Instruments, Inc.	1,614	174,473
Model N, Inc.*	4,089	144,587
MongoDB, Inc. Cl A*	704	289,337
Monolithic Power Systems, Inc.	1,174	634,230
Motorola Solutions, Inc.	1,929	565,737
NetApp, Inc.	1,002	76,553
Novanta, Inc.*	1,706	314,075
NVIDIA Corp.	11,584	4,900,264
NXP Semiconductors N.V.	1,216	248,891
Okta, Inc. Cl A*	4,079	282,879
ON Semiconductor Corp.*	2,023	191,335
Onto Innovation, Inc.*	2,007	233,755
Oracle Corp.	7,208	858,401
Palo Alto Networks, Inc.*	3,925	1,002,877
PDF Solutions, Inc.*	5,883	265,323
Perficient, Inc.*	3,731	310,904
PTC, Inc.*	3,858	548,993
Q2 Hldgs., Inc.*	3,067	94,770
Qorvo, Inc.*	467	47,648
QUALCOMM, Inc.	5,218	621,151
Qualys, Inc.*	907	117,157
Rapid7, Inc.*	4,980	225,494
Roper Technologies, Inc.	499	239,919
Salesforce, Inc.*	4,587	969,050
Seagate Technology Hldgs. PLC	902	55,807
Sequans Communications S.A.*	8,894	19,834
ServiceNow, Inc.*	954	536,119
Silicon Laboratories, Inc.*	1,016	160,264
Skyworks Solutions, Inc.	745	82,464
SolarEdge Technologies, Inc.*	263	70,760
Splunk, Inc.*	2,920	309,783
Super Micro Computer, Inc.*	600	149,550
Synaptics, Inc.*	2,479	211,657
Synopsys, Inc.*	1,593	693,608
TE Connectivity Ltd.	1,477	207,016
Teledyne Technologies, Inc.*	2,059	846,475
Tenable Hldgs., Inc.*	3,901	169,889
Teradyne, Inc.	5,768	642,151
Texas Instruments, Inc.	4,251	765,265
Trimble, Inc.*	1,160	61,410
TTM Technologies, Inc.*	8,898	123,682
Tyler Technologies, Inc.*	196	81,628
Varonis Systems, Inc. Cl B*	5,827	155,290
VeriSign, Inc.*	425	96,037
Viasat, Inc.*	19,037	785,467
Western Digital Corp.*	1,498	56,819
Workiva, Inc. Cl A*	1,730	175,872
Xperi, Inc.*	9,019	118,600
Zebra Technologies Corp. Cl A*	241	71,295

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Zuora, Inc. Cl A*	36,899	$404,782

		64,467,937

MATERIALS (3.6%)
Air Products & Chemicals, Inc.	1,040	311,511
Albemarle Corp.	1,307	291,579
Amcor PLC	6,893	68,792
Ashland, Inc.	9,359	813,391
ATI, Inc.*	6,767	299,304
Avery Dennison Corp.	379	65,112
Avient Corp.	9,255	378,530
Axalta Coating Systems Ltd.*	3,992	130,978
Ball Corp.	1,473	85,743
Celanese Corp. Cl A	468	54,194
CF Industries Hldgs., Inc.	914	63,450
Corteva, Inc.	3,330	190,809
Crown Hldgs., Inc.	16,852	1,463,933
Dow, Inc.	3,313	176,450
DuPont de Nemours, Inc.	2,150	153,596
Eastman Chemical Co.	558	46,716
Ecolab, Inc.	1,160	216,560
FMC Corp.	4,767	497,389
Freeport-McMoRan, Inc.	10,072	402,880
Innospec, Inc.	2,866	287,861
International Flavors & Fragrances, Inc.	1,194	95,030
International Paper Co.	1,626	51,723
Kaiser Aluminum Corp.	6,140	439,870
Linde PLC	2,294	874,198
Livent Corp.*	5,385	147,711
LyondellBasell Industries N.V. Cl A	1,188	109,094
Martin Marietta Materials, Inc.	290	133,890
Materion Corp.	3,844	438,985
Mosaic Co.	1,556	54,460
Newmont Corp.	6,774	288,979
Nucor Corp.	1,177	193,004
Orion S.A.	6,674	141,622
Packaging Corp. of America	2,790	368,726
PPG Industries, Inc.	1,102	163,427
Sealed Air Corp.	677	27,080
Sherwin-Williams Co.	1,100	292,072
Steel Dynamics, Inc.	2,821	307,292
Vulcan Materials Co.	2,419	545,339
Westrock Co.	1,199	34,855

		10,706,135

REAL ESTATE (4.0%)
Alexander’s, Inc.	611	112,338
Alexandria Real Estate Equities, Inc.	4,163	472,459
American Tower Corp.	2,183	423,371
Americold Realty Trust, Inc.	4,890	157,947
Apartment Income REIT Corp.	9,017	325,423
Apartment Investment & Management Co. Cl A	24,311	207,130

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
AvalonBay Communities, Inc.	2,328	$440,621
Boston Properties, Inc.	668	38,470
Brandywine Realty Trust	11,905	55,358
Camden Property Trust	3,023	329,114
CBRE Group, Inc. Cl A*	1,457	117,594
CoStar Group, Inc.*	1,913	170,257
Cousins Properties, Inc.	8,005	182,514
Crown Castle, Inc.	2,031	231,412
CTO Realty Growth, Inc.	6,548	112,233
Digital Realty Trust, Inc.	1,364	155,319
Easterly Government Properties, Inc. Cl A	16,435	238,307
EastGroup Properties, Inc.	852	147,907
Equinix, Inc.	438	343,366
Equity Commonwealth	12,053	244,194
Equity Residential	1,597	105,354
Essex Property Trust, Inc.	301	70,524
Extra Space Storage, Inc.	632	94,073
Federal Realty Investment Trust	343	33,192
Gaming & Leisure Properties, Inc.	6,469	313,488
Healthcare Realty Trust, Inc. Cl A	8,360	157,670
Healthpeak Properties, Inc.	12,972	260,737
Highwoods Properties, Inc.	6,346	151,733
Host Hotels & Resorts, Inc.	22,901	385,424
Invitation Homes, Inc.	2,723	93,671
Iron Mountain, Inc.	1,366	77,616
Kilroy Realty Corp.	1,789	53,831
Kimco Realty Corp.	2,903	57,247
Life Storage, Inc.	1,572	209,013
LXP Industrial Trust	20,492	199,797
Mid-America Apartment Communities, Inc.	546	82,916
Phillips Edison & Co., Inc.	1,745	59,470
Physicians Realty Trust	21,090	295,049
PotlatchDeltic Corp.	9,534	503,872
Prologis, Inc.	4,325	530,375
Public Storage	741	216,283
Realty Income Corp.	7,068	422,596
Regency Centers Corp.	720	44,474
Ryman Hospitality Properties, Inc.	1,108	102,955
Sabra Health Care REIT, Inc.	22,836	268,780
SBA Communications Corp. Cl A	2,191	507,786
Simon Property Group, Inc.	1,531	176,800
Sun Communities, Inc.	1,879	245,134
UDR, Inc.	1,449	62,249

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Ventas, Inc.	5,203	$245,946
VICI Properties, Inc. Cl A	4,704	147,847
Welltower, Inc.	9,661	781,478
Weyerhaeuser Co.	12,556	420,752

		11,883,466

UTILITIES (3.5%)
AES Corp.	12,091	250,646
Alliant Energy Corp.	1,177	61,769
Ameren Corp.	5,163	421,662
American Electric Power Co., Inc.	2,411	203,006
American Water Works Co., Inc.	911	130,045
Atmos Energy Corp.	2,269	263,975
Avista Corp.	6,707	263,384
Black Hills Corp.	6,129	369,334
CenterPoint Energy, Inc.	2,955	86,138
Chesapeake Utilities Corp.	2,162	257,278
CMS Energy Corp.	1,366	80,253
Consolidated Edison, Inc.	1,624	146,810
Constellation Energy Corp.	1,520	139,156
Dominion Energy, Inc.	3,915	202,758
DTE Energy Co.	3,718	409,054
Duke Energy Corp.	3,609	323,872
Edison International	1,793	124,524
Entergy Corp.	3,284	319,763
Evergy, Inc.	14,300	835,406
Eversource Energy	1,634	115,883
Exelon Corp.	4,658	189,767
FirstEnergy Corp.	2,549	99,105
IDACORP, Inc.	4,009	411,323
NextEra Energy, Inc.	9,478	703,268
NiSource, Inc.	23,934	654,595
NorthWestern Corp.	4,635	263,083
NRG Energy, Inc.	13,502	504,840
PG&E Corp.*	7,572	130,844
Pinnacle West Capital Corp.	530	43,174
Portland General Electric Co.	5,923	277,374
PPL Corp.	9,610	254,281
Public Svc. Enterprise Group, Inc.	8,191	512,839
Sempra Energy	3,553	517,281
Southern Co.	5,107	358,767
Spire, Inc.	3,325	210,938
WEC Energy Group, Inc.	1,477	130,330
Xcel Energy, Inc.	2,578	160,274

		10,426,799

TOTAL COMMON STOCKS
(Cost: $212,478,192) 98.7%		294,692,761

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (1)	A-1+	5.04	07/25/23	$200,000	$199,331

COMMERCIAL PAPER (0.9%)
Cargill Global Funding PLC†	A-1	5.00	07/03/23	1,700,000	1,699,528
Cargill, Inc.†	A-1	4.98	07/03/23	1,110,000	1,109,693

					2,809,221

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,008,552) 1.0%					3,008,552

TEMPORARY CASH INVESTMENT (0.3%)
Citibank, New York Time Deposit		4.32	07/03/23	1,007,505	1,007,505

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,007,505) 0.3%					1,007,505

TOTAL INVESTMENTS (Cost: $216,494,249) 100.0%					298,708,818

OTHER NET ASSETS -0.0% (2)					(51,928)

NET ASSETS 100.0%					$298,656,890

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.8%)
EchoStar Corp. Cl A*	171,682	$2,976,966
TEGNA, Inc.	510,459	8,289,854

		11,266,820

CONSUMER DISCRETIONARY (9.6%)
Bloomin’ Brands, Inc.	302,753	8,141,028
Capri Hldgs. Ltd.*	89,793	3,222,671
Golden Entertainment, Inc.*	92,899	3,883,178
Marriott Vacations Worldwide Corp.	49,399	6,062,245
Sonic Automotive, Inc. Cl A	120,335	5,736,370
Steven Madden Ltd.	47,720	1,559,967
Taylor Morrison Home Corp. Cl A*	206,509	10,071,444

		38,676,903

CONSUMER STAPLES (4.1%)
Crimson Wine Group Ltd.*	565,398	3,788,166
TreeHouse Foods, Inc.*	249,586	12,574,143

		16,362,309

ENERGY (8.3%)
ChampionX Corp.	362,538	11,253,180
EQT Corp.	178,442	7,339,319
Ovintiv, Inc.	134,794	5,131,608
PDC Energy, Inc.	134,617	9,576,653

		33,300,760

FINANCIALS (21.6%)
American Equity Investment Life Hldg. Co.	90,203	4,700,478
Argo Group International Hldgs. Ltd.	72,669	2,151,729
Bank of Marin Bancorp	63,603	1,123,865
Banner Corp.	115,297	5,035,020
Brookline Bancorp, Inc.	371,865	3,250,100
Dime Community Bancshares, Inc.	87,278	1,538,711
Eastern Bankshares, Inc.	508,303	6,236,878
Ellington Financial, Inc.	346,950	4,787,910
Enterprise Financial Svcs. Corp.	129,330	5,056,803
Essent Group Ltd.	150,826	7,058,657
First Interstate BancSystem, Inc. Cl A	200,946	4,790,553
Green Dot Corp. Cl A*	223,275	4,184,174
Hancock Whitney Corp.	149,749	5,747,367
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	32,887	822,175
Home BancShares, Inc.	247,819	5,650,273
iShares Russell 2000 Value ETF	14,280	2,010,624
Moelis & Co. Cl A	54,127	2,454,118
Selective Insurance Group, Inc.	79,934	7,669,667
Stifel Financial Corp.	35,921	2,143,406
Stock Yards Bancorp, Inc.	82,377	3,737,444

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
TriCo Bancshares	85,526	$2,839,463
UMB Financial Corp.	61,750	3,760,575

		86,749,990

HEALTH CARE (5.8%)
Avidity Biosciences, Inc.*	112,420	1,246,738
BioCryst Pharmaceuticals, Inc.*	189,119	1,331,397
Heron Therapeutics, Inc.*	190,769	221,292
Krystal Biotech, Inc.*	12,727	1,494,150
NanoString Technologies, Inc.*	95,045	384,932
NextGen Healthcare, Inc.*	299,711	4,861,312
Orthofix Medical, Inc.*	130,047	2,348,649
Supernus Pharmaceuticals, Inc.*	192,531	5,787,482
Syneos Health, Inc. Cl A*	70,707	2,979,593
Vericel Corp.*	71,268	2,677,539

		23,333,084

INDUSTRIALS (22.1%)
Arcosa, Inc.	96,736	7,329,687
Deluxe Corp.	313,536	5,480,609
Ducommun, Inc.*	40,096	1,746,983
Encore Wire Corp.	19,664	3,656,127
EnPro Industries, Inc.	81,654	10,903,259
ICF International, Inc.	42,892	5,335,336
KBR, Inc.	61,760	4,018,106
Miller Industries, Inc.	264,940	9,397,422
Mueller Industries, Inc.	194,080	16,939,302
UFP Industries, Inc.	98,230	9,533,221
VSE Corp.	176,593	9,657,871
Werner Enterprises, Inc.	107,892	4,766,669

		88,764,592

INFORMATION TECHNOLOGY (5.3%)
Adeia, Inc.	312,373	3,439,227
Coherent Corp.*	64,046	3,265,065
Cohu, Inc.*	39,441	1,639,168
Digi International, Inc.*	58,776	2,315,187
MaxLinear, Inc. Cl A*	69,598	2,196,513
Sequans Communications S.A.*	123,214	274,767
TTM Technologies, Inc.*	123,282	1,713,620
Viasat, Inc.*	69,260	2,857,668
Xperi, Inc.*	124,949	1,643,079
Zuora, Inc. Cl A*	197,820	2,170,085

		21,514,379

MATERIALS (3.4%)
Avient Corp.	76,982	3,148,564
Kaiser Aluminum Corp.	85,068	6,094,271
Materion Corp.	38,689	4,418,284

		13,661,119

REAL ESTATE (8.5%)
Alexander’s, Inc.	5,083	934,560
Apartment Investment & Management Co. Cl A	336,803	2,869,562

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Cousins Properties, Inc.	110,906	$2,528,657
CTO Realty Growth, Inc.	90,723	1,554,992
Easterly Government Properties, Inc. Cl A	227,695	3,301,578
Equity Commonwealth	166,978	3,382,974
Highwoods Properties, Inc.	87,924	2,102,263
LXP Industrial Trust	283,895	2,767,976
Physicians Realty Trust	290,790	4,068,152
PotlatchDeltic Corp.	132,085	6,980,692
Sabra Health Care REIT, Inc.	316,367	3,723,640

		34,215,046

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (4.8%)
Avista Corp.	92,928	$3,649,283
Black Hills Corp.	84,912	5,116,797
NorthWestern Corp.	64,224	3,645,354
Portland General Electric Co.	82,061	3,842,917
Spire, Inc.	46,064	2,922,300

		19,176,651

TOTAL COMMON STOCKS
(Cost: $348,947,728) 96.3%		387,021,653

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.6%)
U.S. Treasury Bill	A-1+	5.00	07/11/23	$5,400,000	$5,392,534
U.S. Treasury Bill	A-1+	5.01	07/27/23	5,000,000	4,981,998

					10,374,532

COMMERCIAL PAPER (0.7%)
Cargill Global Fund PLC†	A-1	4.98	07/03/23	2,600,000	2,599,281

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $12,973,813) 3.3%					12,973,813

TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		4.32	07/03/23	80,502	80,502

TOTAL TEMPORARY CASH INVESTMENT (Cost: $80,502) 0.0% (2)					80,502

TOTAL INVESTMENTS (Cost: $362,002,043) 99.6%					400,075,968

OTHER NET ASSETS 0.4%					1,792,679

NET ASSETS 100.0%					$401,868,647

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (0.7%)
IMAX Corp.*	104,259	$1,771,361
ZipRecruiter, Inc. Cl A*	60,428	1,073,201

		2,844,562

CONSUMER DISCRETIONARY (12.2%)
Bloomin’ Brands, Inc.	221,963	5,968,585
Everi Hldgs., Inc.*	272,416	3,939,135
Five Below, Inc.*	15,408	3,028,288
Fox Factory Hldg. Corp.*	35,607	3,863,716
Golden Entertainment, Inc.*	155,852	6,514,614
Marriott Vacations Worldwide Corp.	27,000	3,313,440
Murphy USA, Inc.	7,241	2,252,748
Ollie’s Bargain Outlet Hldgs., Inc.*	66,156	3,832,417
Skyline Champion Corp.*	40,356	2,641,300
Sonic Automotive, Inc. Cl A	66,441	3,167,242
Steven Madden Ltd.	63,455	2,074,344
Taylor Morrison Home Corp. Cl A*	51,237	2,498,828
Valvoline, Inc.	97,484	3,656,625
XPEL, Inc.*	78,531	6,613,881

		53,365,163

CONSUMER STAPLES (3.8%)
BJ’s Wholesale Club Hldgs., Inc.*	45,771	2,884,031
Boston Beer Co., Inc. Cl A*	7,744	2,388,559
Freshpet, Inc.*	58,679	3,861,665
TreeHouse Foods, Inc.*	150,162	7,565,162

		16,699,417

ENERGY (4.6%)
ChampionX Corp.	173,103	5,373,117
Chesapeake Energy Corp.	38,725	3,240,508
Northern Oil & Gas, Inc.	215,920	7,410,374
Southwestern Energy Co.*	638,758	3,838,936

		19,862,935

FINANCIALS (7.5%)
First Financial Bankshares, Inc.	140,715	4,008,970
Flywire Corp.*	58,113	1,803,828
Goosehead Insurance, Inc. Cl A*	53,383	3,357,257
Houlihan Lokey, Inc. Cl A	34,385	3,380,389
iShares Micro-Cap ETF	31,321	3,423,385
iShares Russell 2000 Growth ETF	12,648	3,069,164
Lakeland Financial Corp.	32,165	1,560,646
PJT Partners, Inc. Cl A	45,897	3,196,267
Primerica, Inc.	20,328	4,020,065
RLI Corp.	36,214	4,942,125

		32,762,096

HEALTH CARE (24.4%)
Addus HomeCare Corp.*	65,316	6,054,793
Alkermes PLC*	60,640	1,898,032

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Amicus Therapeutics, Inc.*	165,545	$2,079,245
AMN Healthcare Svcs., Inc.*	41,267	4,503,055
Amphastar Pharmaceuticals, Inc.*	93,811	5,391,318
Apellis Pharmaceuticals, Inc.*	40,125	3,655,388
Arrowhead Pharmaceuticals, Inc.*	42,118	1,501,928
Axsome Therapeutics, Inc.*	34,941	2,510,860
Blueprint Medicines Corp.*	30,411	1,921,975
Collegium Pharmaceutical, Inc.*	111,557	2,397,360
CONMED Corp.	29,779	4,046,668
Corcept Therapeutics, Inc.*	89,741	1,996,737
Halozyme Therapeutics, Inc.*	67,390	2,430,757
HealthEquity, Inc.*	41,290	2,607,051
Insmed, Inc.*	93,164	1,965,760
Inspire Medical Systems, Inc.*	10,574	3,432,743
Intra-Cellular Therapies, Inc.*	41,691	2,639,874
iRhythm Technologies, Inc.*	23,799	2,482,712
IVERIC bio, Inc.*	48,671	1,914,717
Karuna Therapeutics, Inc.*	14,754	3,199,405
Krystal Biotech, Inc.*	21,724	2,550,398
Lantheus Hldgs., Inc.*	47,096	3,952,296
LeMaitre Vascular, Inc.	34,785	2,340,335
Madrigal Pharmaceuticals, Inc.*	12,935	2,987,985
ModivCare, Inc.*	26,783	1,210,859
Neogen Corp.*	119,002	2,588,294
NextGen Healthcare, Inc.*	178,185	2,890,161
Omnicell, Inc.*	37,314	2,748,922
OrthoPediatrics Corp.*	41,539	1,821,485
Roivant Sciences Ltd.*	115,797	1,167,234
Shockwave Medical, Inc.*	11,499	3,281,930
Silk Road Medical, Inc.*	66,006	2,144,535
Simulations Plus, Inc.	66,901	2,898,820
STAAR Surgical Co.*	28,731	1,510,389
Supernus Pharmaceuticals, Inc.*	103,762	3,119,086
Tactile Systems Technology, Inc.*	130,769	3,260,071
Tenet Healthcare Corp.*	42,310	3,443,188
Vericel Corp.*	71,566	2,688,735
Xencor, Inc.*	45,076	1,125,548

		106,360,649

INDUSTRIALS (21.3%)
Atkore, Inc.*	30,732	4,792,348
Bloom Energy Corp. Cl A*	204,644	3,345,929
Casella Waste Systems, Inc. Cl A*	52,740	4,770,333
Chart Industries, Inc.*	43,185	6,900,531
Ducommun, Inc.*	92,278	4,020,553
EMCOR Group, Inc.	38,827	7,174,453

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
ESCO Technologies, Inc.	78,512	$8,136,199
ExlService Hldgs., Inc.*	17,616	2,661,073
Federal Signal Corp.	170,057	10,888,750
Franklin Electric Co., Inc.	51,612	5,310,875
Huron Consulting Group, Inc.*	55,644	4,724,732
ICF International, Inc.	64,262	7,993,550
Korn Ferry	46,956	2,326,200
Masonite International Corp.*	43,416	4,447,535
Maximus, Inc.	30,112	2,544,765
Mercury Systems, Inc.*	68,126	2,356,478
Montrose Environmental Group, Inc.*	15,594	656,819
Saia, Inc.*	10,821	3,705,219
UFP Industries, Inc.	43,986	4,268,841
Vicor Corp.*	37,814	2,041,956

		93,067,139

INFORMATION TECHNOLOGY (18.3%)
Altair Engineering, Inc. Cl A*	37,370	2,834,141
Asana, Inc. Cl A*	66,585	1,467,533
Blackline, Inc.*	29,860	1,607,065
C3.ai, Inc. Cl A*	70,110	2,554,107
Calix, Inc.*	40,106	2,001,690
Cambium Networks Corp.*	148,367	2,258,146
Couchbase, Inc.*	80,315	1,270,583
Credo Technology Group Hldg. Ltd.*	133,640	2,317,318
CyberArk Software Ltd.*	17,581	2,748,438
Domo, Inc. Cl B*	121,436	1,780,252
Fabrinet*	29,568	3,840,292
Five9, Inc.*	55,223	4,553,136
Grid Dynamics Hldgs., Inc.*	143,565	1,327,976
indie Semiconductor, Inc. Cl A*	209,461	1,968,933
MaxLinear, Inc. Cl A*	102,388	3,231,365
Model N, Inc.*	59,696	2,110,851

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Novanta, Inc.*	24,825	$4,570,283
Onto Innovation, Inc.*	30,442	3,545,580
PDF Solutions, Inc.*	87,885	3,963,614
Perficient, Inc.*	55,009	4,583,900
Q2 Hldgs., Inc.*	44,830	1,385,247
Qualys, Inc.*	13,389	1,729,457
Rapid7, Inc.*	72,939	3,302,678
Silicon Laboratories, Inc.*	14,843	2,341,335
Super Micro Computer, Inc.*	9,064	2,259,202
Synaptics, Inc.*	36,492	3,115,687
Tenable Hldgs., Inc.*	57,522	2,505,083
Varonis Systems, Inc. Cl B*	84,882	2,262,105
Workiva, Inc. Cl A*	25,359	2,577,996
Zuora, Inc. Cl A*	337,689	3,704,448

		79,718,441

MATERIALS (3.8%)
ATI, Inc.*	98,958	4,376,912
Avient Corp.	54,607	2,233,426
Innospec, Inc.	41,753	4,193,671
Livent Corp.*	79,948	2,192,974
Materion Corp.	15,300	1,747,260
Orion S.A.	97,118	2,060,844

		16,805,087

REAL ESTATE (1.0%)
EastGroup Properties, Inc.	12,475	2,165,660
Phillips Edison & Co., Inc.	25,581	871,801
Ryman Hospitality Properties, Inc.	16,236	1,508,649

		4,546,110

UTILITIES (1.4%)
Chesapeake Utilities Corp.	31,591	3,759,329
IDACORP, Inc.	24,775	2,541,915

		6,301,244

TOTAL COMMON STOCKS
(Cost: $388,133,237) 99.0%		432,332,843

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill	A-1+	5.00	07/11/23	$2,700,000	$2,696,267
U.S. Treasury Bill	A-1+	5.18	07/25/23	2,200,000	2,192,461

					4,888,728

COMMERCIAL PAPER (0.4%)
Cargill Global Funding PLC†	A-1	4.98	07/03/23	1,500,000	1,499,585

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,388,313) 1.5%					6,388,313

TOTAL INVESTMENTS (Cost: $394,521,550) 100.5%					438,721,156

OTHER NET ASSETS -0.5%					(2,121,786)

NET ASSETS 100.0%					$436,599,370

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (2.5%)
AMC Networks, Inc. Cl A*	5,360	$64,052
ATN International, Inc.	2,013	73,676
Cargurus, Inc. Cl A*	16,804	380,274
Cars.com, Inc.*	11,671	231,319
Cinemark Hldgs., Inc.*	20,352	335,808
Cogent Communications Hldgs., Inc.	8,087	544,174
Consolidated Communications Hldgs., Inc.*	14,042	53,781
DISH Network Corp. Cl A*	47,582	313,565
EW Scripps Co. Cl A*	11,027	100,897
Gogo, Inc.*	12,335	209,818
John Wiley & Sons, Inc. Cl A	8,032	273,329
Lumen Technologies, Inc.	173,783	392,750
Marcus Corp.	4,626	68,604
QuinStreet, Inc.*	9,568	84,485
Scholastic Corp.	5,491	213,545
Shenandoah Telecommunications Co.	9,451	183,633
Shutterstock, Inc.	4,543	221,108
TechTarget, Inc.*	4,858	151,230
Telephone & Data Systems, Inc.	18,587	152,971
Thryv Hldgs., Inc.*	5,830	143,418
Yelp, Inc. Cl A*	12,948	471,437

		4,663,874

CONSUMER DISCRETIONARY (13.4%)
Aaron’s Co., Inc.	5,814	82,210
Abercrombie & Fitch Co. Cl A*	9,415	354,757
Academy Sports & Outdoors, Inc.	14,500	783,725
Adtalem Global Education, Inc.*	8,202	281,657
American Axle & Manufacturing Hldgs., Inc.*	22,010	182,023
American Eagle Outfitters, Inc.	34,518	407,312
America’s Car-Mart, Inc.*	1,091	108,860
Asbury Automotive Group, Inc.*	4,051	973,941
BJ’s Restaurants, Inc.*	4,428	140,810
Bloomin’ Brands, Inc.	16,419	441,507
Boot Barn Hldgs., Inc.*	5,608	474,941
Brinker International, Inc.*	8,332	304,951
Buckle, Inc.	5,599	193,725
Caleres, Inc.	6,827	163,370
Cavco Industries, Inc.*	1,521	448,695
Century Communities, Inc.	5,361	410,760
Cheesecake Factory, Inc.	8,983	310,632
Chico’s FAS, Inc.*	23,217	124,211
Chuy’s Hldgs., Inc.*	3,409	139,155

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Cracker Barrel Old Country Store, Inc.	4,167	$388,281
Dana, Inc.	24,159	410,703
Dave & Buster’s Entertainment, Inc.*	7,532	335,626
Designer Brands, Inc. Cl A	9,756	98,536
Dine Brands Global, Inc.	2,947	171,014
Dorman Products, Inc.*	5,327	419,927
El Pollo Loco Hldgs., Inc.	3,592	31,502
Ethan Allen Interiors, Inc.	4,293	121,406
Frontdoor, Inc.*	15,372	490,367
Gentherm, Inc.*	6,231	352,114
G-III Apparel Group Ltd.*	7,718	148,726
Golden Entertainment, Inc.*	4,177	174,599
Green Brick Partners, Inc.*	5,050	286,840
Group 1 Automotive, Inc.	2,660	686,546
Guess?, Inc.	5,631	109,523
Hanesbrands, Inc.	65,740	298,460
Haverty Furniture Cos., Inc.	2,508	75,792
Hibbett, Inc.	2,398	87,023
Installed Building Products, Inc.	4,381	614,041
iRobot Corp.*	5,122	231,770
Jack in the Box, Inc.	3,875	377,929
Kontoor Brands, Inc.	9,388	395,235
La-Z-Boy, Inc.	8,114	232,385
LCI Industries	4,759	601,347
Leslie’s, Inc.*	28,008	262,995
LGI Homes, Inc.*	3,895	525,397
M/I Homes, Inc.*	5,235	456,440
MarineMax, Inc.*	4,111	140,432
MDC Hldgs., Inc.	11,002	514,563
Meritage Homes Corp.	6,915	983,797
Mister Car Wash, Inc.*	15,087	145,590
Monarch Casino & Resort, Inc.	2,520	177,534
Monro, Inc.	5,905	239,920
Movado Group, Inc.	2,938	78,827
National Vision Hldgs., Inc.*	14,687	356,747
ODP Corp.*	6,389	299,133
Oxford Industries, Inc.	2,790	274,592
Patrick Industries, Inc.	3,989	319,120
Perdoceo Education Corp.*	12,692	155,731
Sabre Corp.*	62,453	199,225
Sally Beauty Hldgs., Inc.*	20,229	249,828
Shake Shack, Inc. Cl A*	7,041	547,226
Shoe Carnival, Inc.	3,188	74,854
Signet Jewelers Ltd.	8,487	553,862
Six Flags Entertainment Corp.*	13,941	362,187
Sleep Number Corp.*	4,173	113,839
Sonic Automotive, Inc. Cl A	2,992	142,629
Sonos, Inc.*	24,135	394,125
Standard Motor Products, Inc.	3,547	133,083

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Steven Madden Ltd.	13,439	$439,321
Strategic Education, Inc.	4,209	285,539
Stride, Inc.*	7,690	286,299
Sturm Ruger & Co., Inc.	3,331	176,410
Tri Pointe Homes, Inc.*	18,827	618,655
Upbound Group, Inc.	9,468	294,739
Urban Outfitters, Inc.*	11,319	374,998
Victoria’s Secret & Co.*	14,731	256,761
Vista Outdoor, Inc.*	10,737	297,093
Winnebago Industries, Inc.	5,747	383,267
Wolverine World Wide, Inc.	14,940	219,469
XPEL, Inc.*	3,689	310,688

		25,111,849

CONSUMER STAPLES (4.9%)
Andersons, Inc.	5,920	273,208
B&G Foods, Inc.	13,582	189,061
Calavo Growers, Inc.	3,338	96,869
Cal-Maine Foods, Inc.	7,148	321,660
Central Garden & Pet Co.*	1,815	70,368
Central Garden & Pet Co. Cl A*	7,763	283,039
Chefs’ Warehouse, Inc.*	6,619	236,695
Edgewell Personal Care Co.	9,625	397,609
elf Beauty, Inc.*	9,523	1,087,812
Fresh Del Monte Produce, Inc.	5,778	148,552
Hain Celestial Group, Inc.*	16,823	210,456
Hostess Brands, Inc. Cl A*	24,987	632,671
Inter Parfums, Inc.	3,372	455,996
J&J Snack Foods Corp.	2,825	447,367
John B Sanfilippo & Son, Inc.	1,685	197,600
Medifast, Inc.	2,048	188,744
MGP Ingredients, Inc.	2,898	307,999
National Beverage Corp.*	4,390	212,257
Nu Skin Enterprises, Inc. Cl A	9,387	311,648
PriceSmart, Inc.	4,723	349,785
Seneca Foods Corp. Cl A*	997	32,582
Simply Good Foods Co.*	15,909	582,110
SpartanNash Co.	6,606	148,701
Tootsie Roll Industries, Inc.	3,383	119,792
TreeHouse Foods, Inc.*	9,533	480,273
United Natural Foods, Inc.*	11,172	218,413
Universal Corp.	4,619	230,673
USANA Health Sciences, Inc.*	2,106	132,762
Vector Group Ltd.	24,936	319,430
WD-40 Co.	2,553	481,623

		9,165,755

ENERGY (4.6%)
Archrock, Inc.	25,346	259,797
Bristow Group, Inc.*	4,425	127,130
California Resources Corp.	13,268	600,908
Callon Petroleum Co.*	9,659	338,741
Civitas Resources, Inc.	9,229	640,216

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Comstock Resources, Inc.	17,225	$199,810
CONSOL Energy, Inc.	5,997	406,657
Core Laboratories, Inc.	8,777	204,065
CVR Energy, Inc.	5,484	164,301
Dorian LPG Ltd.	5,996	153,797
Dril-Quip, Inc.*	6,428	149,580
Green Plains, Inc.*	11,194	360,895
Helix Energy Solutions Group, Inc.*	26,785	197,673
Helmerich & Payne, Inc.	19,295	684,008
Nabors Industries Ltd.*	1,705	158,616
NexTier Oilfield Solutions, Inc.*	28,179	251,920
Northern Oil & Gas, Inc.	15,230	522,694
Oceaneering International, Inc.*	18,953	354,421
Oil States International, Inc.*	12,086	90,282
Par Pacific Hldgs., Inc.*	10,562	281,055
Patterson-UTI Energy, Inc.	39,168	468,841
ProPetro Hldg. Corp.*	18,206	150,017
REX American Resources Corp.*	2,879	100,218
RPC, Inc.	15,608	111,597
SM Energy Co.	22,668	716,989
Talos Energy, Inc.*	20,308	281,672
US Silica Hldgs., Inc.*	14,495	175,824
Vital Energy, Inc.*	3,497	157,890
World Kinect Corp.	11,686	241,666

		8,551,280

FINANCIALS (17.1%)
Ambac Financial Group, Inc.*	8,525	121,396
American Equity Investment Life Hldg. Co.	11,874	618,754
Ameris Bancorp	12,265	419,586
AMERISAFE, Inc.	3,603	192,112
Apollo Commercial Real Estate Finance, Inc.	24,458	276,865
Arbor Realty Trust, Inc.	33,995	503,806
ARMOUR Residential REIT, Inc.	36,772	195,995
Artisan Partners Asset Management, Inc. Cl A	12,875	506,116
Assured Guaranty Ltd.	11,154	622,393
Atlantic Union Bankshares Corp.	14,106	366,051
Avantax, Inc.*	7,258	162,434
Axos Financial, Inc.*	9,895	390,259
B Riley Financial, Inc.	2,964	136,285
Banc of California, Inc.	10,075	116,668
BancFirst Corp.	3,280	301,760
Bancorp, Inc.*	10,287	335,871
Bank of Hawaii Corp.	7,458	307,493
BankUnited, Inc.	13,995	301,592
Banner Corp.	6,458	282,021
Berkshire Hills Bancorp, Inc.	8,328	172,639

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Bread Financial Hldgs., Inc.	9,427	$295,914
Brightsphere Investment Group, Inc.	6,083	127,439
Brookline Bancorp, Inc.	16,510	144,297
Capitol Federal Financial, Inc.	23,817	146,951
Central Pacific Financial Corp.	5,080	79,807
City Hldg. Co.	2,835	255,122
Community Bank System, Inc.	10,106	473,769
Customers Bancorp, Inc.*	5,525	167,186
CVB Financial Corp.	24,626	327,033
Dime Community Bancshares, Inc.	6,132	108,107
Donnelley Financial Solutions, Inc.*	4,760	216,723
Eagle Bancorp, Inc.	5,778	122,262
Ellington Financial, Inc.	12,001	165,614
Employers Hldgs., Inc.	5,056	189,145
Encore Capital Group, Inc.*	4,417	214,755
Enova International, Inc.*	5,871	311,868
EVERTEC, Inc.	12,240	450,799
EZCORP, Inc. Cl A*	9,865	82,669
FB Financial Corp.	6,599	185,102
First BanCorp.	33,815	413,219
First Bancorp/Southern Pines NC	7,710	229,372
First Commonwealth Financial Corp.	19,352	244,803
First Financial Bancorp	17,897	365,815
First Hawaiian, Inc.	23,999	432,222
Franklin BSP Realty Trust, Inc.	15,476	219,140
Fulton Financial Corp.	31,125	371,010
Genworth Financial, Inc. Cl A*	89,894	449,470
Green Dot Corp. Cl A*	8,712	163,263
Hanmi Financial Corp.	5,746	85,788
HCI Group, Inc.	1,278	78,955
Heritage Financial Corp.	6,595	106,641
Hilltop Hldgs., Inc.	8,684	273,199
Hope Bancorp, Inc.	22,556	189,922
Horace Mann Educators Corp.	7,682	227,848
Independent Bank Corp.	8,300	369,433
Independent Bank Group, Inc.	6,678	230,591
Invesco Mortgage Capital, Inc.	7,832	89,833
iShares Core S&P Small-Cap ETF	22,144	2,206,650
James River Group Hldgs. Ltd.	7,076	129,208
KKR Real Estate Finance Trust, Inc.	10,917	132,860

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Lakeland Financial Corp.	4,784	$232,120
Mercury General Corp.	4,999	151,320
Moelis & Co. Cl A	12,519	567,611
Mr Cooper Group, Inc.*	12,800	648,192
National Bank Hldgs. Corp. Cl A	7,093	205,981
Navient Corp.	18,552	344,696
NBT Bancorp, Inc.	8,070	257,029
New York Mortgage Trust, Inc.	17,150	170,128
NMI Hldgs., Inc. Cl A*	15,664	404,444
Northfield Bancorp, Inc.	7,702	84,568
Northwest Bancshares, Inc.	23,898	253,319
OFG Bancorp	8,940	233,155
Pacific Premier Bancorp, Inc.	18,019	372,633
PacWest Bancorp	22,201	180,938
Palomar Hldgs., Inc.*	4,676	271,395
Park National Corp.	2,709	277,185
Pathward Financial, Inc.	5,062	234,674
Payoneer Global, Inc.*	38,564	185,493
PennyMac Mortgage Investment Trust	16,468	221,989
Piper Sandler Cos.	2,775	358,696
PRA Group, Inc.*	7,368	168,359
Preferred Bank	2,485	136,650
ProAssurance Corp.	10,162	153,345
PROG Hldgs., Inc.*	8,792	282,399
Provident Financial Svcs., Inc.	14,196	231,963
Radian Group, Inc.	29,407	743,409
Ready Capital Corp.	30,353	342,382
Redwood Trust, Inc.	21,447	136,617
Renasant Corp.	10,550	275,671
S&T Bancorp, Inc.	7,329	199,275
Safety Insurance Group, Inc.	2,796	200,529
Seacoast Banking Corp. of Florida	15,755	348,185
ServisFirst Bancshares, Inc.	9,189	376,014
Simmons First National Corp. Cl A	23,948	413,103
SiriusPoint Ltd.*	16,131	145,663
Southside Bancshares, Inc.	5,526	144,560
Stellar Bancorp, Inc.	8,522	195,069
Stewart Information Svcs. Corp.	5,125	210,842
StoneX Group, Inc.*	3,317	275,576
Tompkins Financial Corp.	2,376	132,343
Triumph Financial, Inc.*	4,132	250,895
Trupanion, Inc.*	6,669	131,246
TrustCo Bank Corp.	3,579	102,395
Trustmark Corp.	11,486	242,584
Two Harbors Investment Corp.	18,181	252,352
United Community Banks, Inc.	21,659	541,258

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
United Fire Group, Inc.	4,083	$92,521
Universal Insurance Hldgs., Inc.	5,153	79,511
Veritex Hldgs., Inc.	10,203	182,940
Virtus Investment Partners, Inc.	1,289	254,539
Walker & Dunlop, Inc.	5,832	461,253
Washington Federal, Inc.	12,375	328,185
Westamerica BanCorp	5,012	191,960
WisdomTree, Inc.	21,336	146,365
World Acceptance Corp.*	630	84,426
WSFS Financial Corp.	11,558	435,968

		31,949,818

HEALTH CARE (10.7%)
AdaptHealth Corp. Cl A*	14,384	175,053
Addus HomeCare Corp.*	3,048	282,550
Agiliti, Inc.*	6,323	104,329
AMN Healthcare Svcs., Inc.*	7,457	813,708
Amphastar Pharmaceuticals, Inc.*	7,082	407,003
AngioDynamics, Inc.*	7,380	76,973
ANI Pharmaceuticals, Inc.*	2,618	140,927
Anika Therapeutics, Inc.*	2,776	72,120
Apollo Medical Hldgs., Inc.*	7,577	239,433
Arcus Biosciences, Inc.*	9,900	201,069
Artivion, Inc.*	7,688	132,157
Avanos Medical, Inc.*	8,778	224,366
Avid Bioservices, Inc.*	11,764	164,343
BioLife Solutions, Inc.*	6,539	144,512
Catalyst Pharmaceuticals, Inc.*	18,338	246,463
Certara, Inc.*	19,841	361,305
Coherus Biosciences, Inc.*	12,575	53,695
Collegium Pharmaceutical, Inc.*	6,507	139,835
Community Health Systems, Inc.*	23,919	105,244
Computer Programs & Systems, Inc.*	2,670	65,922
CONMED Corp.	5,751	781,503
Corcept Therapeutics, Inc.*	17,004	378,339
CorVel Corp.*	1,711	331,078
Cross Country Healthcare, Inc.*	6,421	180,302
Cytek Biosciences, Inc.*	15,055	128,570
Cytokinetics, Inc.*	17,989	586,801
Dynavax Technologies Corp.*	22,475	290,377
Embecta Corp.	10,776	232,762
Emergent BioSolutions, Inc.*	8,445	62,071
Enanta Pharmaceuticals, Inc.*	3,723	79,672
Enhabit, Inc.*	9,423	108,364
Ensign Group, Inc.	10,530	1,005,194
Fulgent Genetics, Inc.*	3,743	138,603

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Glaukos Corp.*	9,068	$645,732
Harmony Biosciences Hldgs., Inc.*	5,639	198,436
HealthStream, Inc.	4,559	111,969
Innoviva, Inc.*	11,088	141,150
Integer Hldgs. Corp.*	6,259	554,610
Ironwood Pharmaceuticals, Inc. Cl A*	25,420	270,469
iTeos Therapeutics, Inc.*	4,642	61,460
LeMaitre Vascular, Inc.	3,668	246,783
Ligand Pharmaceuticals, Inc.*	3,087	222,573
Merit Medical Systems, Inc.*	10,814	904,483
Mesa Laboratories, Inc.	946	121,561
ModivCare, Inc.*	2,399	108,459
Myriad Genetics, Inc.*	15,339	355,558
NeoGenomics, Inc.*	23,995	385,600
NextGen Healthcare, Inc.*	10,059	163,157
NuVasive, Inc.*	9,865	410,285
OmniAb, Inc. Cl CR3*	1,207	0	††
OmniAb, Inc. Cl CR4*	1,207	0	††
OraSure Technologies, Inc.*	13,780	69,038
Orthofix Medical, Inc.*	6,530	117,932
Owens & Minor, Inc.*	14,333	272,900
Pacira BioSciences, Inc.*	8,650	346,606
Pediatrix Medical Group, Inc.*	15,529	220,667
Phibro Animal Health Corp. Cl A	3,826	52,416
Prestige Consumer Healthcare, Inc.*	9,347	555,492
Privia Health Group, Inc.*	17,621	460,084
RadNet, Inc.*	10,782	351,709
REGENXBIO, Inc.*	7,113	142,189
Schrodinger, Inc.*	10,087	503,543
Select Medical Hldgs. Corp.	19,607	624,679
Simulations Plus, Inc.	2,972	128,777
Supernus Pharmaceuticals, Inc.*	10,246	307,995
Tandem Diabetes Care, Inc.*	12,155	298,284
UFP Technologies, Inc.*	1,303	252,587
uniQure N.V.*	7,876	90,259
US Physical Therapy, Inc.	2,771	336,372
Vanda Pharmaceuticals, Inc.*	10,805	71,205
Varex Imaging Corp.*	7,599	179,108
Veradigm, Inc.*	20,550	258,930
Vericel Corp.*	8,947	336,139
Vir Biotechnology, Inc.*	14,364	352,349
Xencor, Inc.*	11,359	283,634
Zynex, Inc.*	3,999	38,350

		20,008,172

INDUSTRIALS (17.6%)
3D Systems Corp.*	24,668	244,953
AAON, Inc.	8,062	764,358
AAR Corp.*	6,202	358,228

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
ABM Industries, Inc.	12,434	$530,310
Aerojet Rocketdyne Hldgs., Inc.*	14,278	783,434
AeroVironment, Inc.*	4,752	486,035
Alamo Group, Inc.	1,942	357,153
Albany International Corp. Cl A	5,862	546,807
Allegiant Travel Co.*	2,947	372,147
American Woodmark Corp.*	3,129	238,962
Apogee Enterprises, Inc.	4,192	198,994
Applied Industrial Technologies, Inc.	7,271	1,053,059
ArcBest Corp.	4,506	445,193
Arcosa, Inc.	9,111	690,340
Astec Industries, Inc.	4,273	194,165
AZZ, Inc.	4,686	203,654
Barnes Group, Inc.	9,519	401,607
Boise Cascade Co.	7,447	672,836
Brady Corp. Cl A	8,675	412,670
CIRCOR International, Inc.*	3,835	216,486
Comfort Systems USA, Inc.	6,728	1,104,738
CoreCivic, Inc.*	21,377	201,158
CSG Systems International, Inc.	5,717	301,515
Deluxe Corp.	8,175	142,899
DXP Enterprises, Inc.*	2,743	99,873
Dycom Industries, Inc.*	5,522	627,575
Encore Wire Corp.	3,379	628,257
Enerpac Tool Group Corp. Cl A	10,755	290,385
EnPro Industries, Inc.	3,927	524,372
Enviri Corp.*	14,998	148,030
ESCO Technologies, Inc.	4,845	502,087
Federal Signal Corp.	11,452	733,272
Forrester Research, Inc.*	2,131	61,991
Forward Air Corp.	4,883	518,135
Franklin Electric Co., Inc.	7,298	750,964
GEO Group, Inc.*	23,703	169,713
Gibraltar Industries, Inc.*	5,720	359,902
GMS, Inc.*	7,769	537,615
Granite Construction, Inc.	8,254	328,344
Greenbrier Cos., Inc.	6,005	258,816
Griffon Corp.	8,931	359,919
Hawaiian Hldgs., Inc.*	9,696	104,426
Healthcare Svcs. Group, Inc.	13,955	208,348
Heartland Express, Inc.	8,766	143,850
Heidrick & Struggles International, Inc.	3,767	99,713
Hillenbrand, Inc.	13,085	670,999
HNI Corp.	8,730	246,011
Hub Group, Inc. Cl A*	6,165	495,173
Insteel Industries, Inc.	3,657	113,806
Interface, Inc. Cl A	10,912	95,916
John Bean Technologies Corp.	5,985	725,981

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Kaman Corp.	5,300	$128,949
Kelly Svcs., Inc. Cl A	6,161	108,495
Kennametal, Inc.	15,099	428,661
Korn Ferry	9,858	488,365
Lindsay Corp.	2,071	247,153
Liquidity Svcs., Inc.*	4,386	72,369
Marten Transport Ltd.	10,848	233,232
Masterbrand, Inc.*	24,171	281,109
Matson, Inc.	6,744	524,211
Matthews International Corp. Cl A	5,729	244,170
MillerKnoll, Inc.	14,225	210,246
Moog, Inc. Cl A	5,402	585,739
Mueller Industries, Inc.	10,720	935,642
MYR Group, Inc.*	3,143	434,803
National Presto Industries, Inc.	959	70,199
NOW, Inc.*	20,120	208,443
NV5 Global, Inc.*	2,364	261,860
OPENLANE, Inc.*	20,541	312,634
PGT Innovations, Inc.*	11,045	321,962
Pitney Bowes, Inc.	30,720	108,749
Powell Industries, Inc.	1,718	104,094
Proto Labs, Inc.*	4,929	172,318
Quanex Building Products Corp.	6,252	167,866
Resideo Technologies, Inc.*	27,670	488,652
Resources Connection, Inc.	6,009	94,401
RXO, Inc.*	21,991	498,536
SkyWest, Inc.*	8,358	340,338
SPX Technologies, Inc.*	8,559	727,258
Standex International Corp.	2,239	316,751
Sun Country Airlines Hldgs., Inc.*	6,876	154,572
SunPower Corp. Cl A*	16,124	158,015
Tennant Co.	3,482	282,425
Titan International, Inc.*	9,618	110,415
Trinity Industries, Inc.	15,263	392,412
Triumph Group, Inc.*	12,228	151,260
TrueBlue, Inc.*	5,835	103,338
TTEC Hldgs., Inc.	3,555	120,301
UniFirst Corp.	2,841	440,383
Veritiv Corp.	2,548	320,054
Verra Mobility Corp. Cl A*	26,306	518,754
Viad Corp.*	3,919	105,343
Wabash National Corp.	8,931	228,991

		32,928,642

INFORMATION TECHNOLOGY (13.9%)
8x8, Inc.*	21,263	89,942
A10 Networks, Inc.	12,104	176,597
Adeia, Inc.	20,000	220,200
ADTRAN Hldgs., Inc.	13,463	141,765
Advanced Energy Industries, Inc.	7,060	786,837
Agilysys, Inc.*	3,746	257,125

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Alarm.com Hldgs., Inc.*	9,374	$484,448
Alpha & Omega Semiconductor Ltd.*	4,188	137,366
Arlo Technologies, Inc.*	17,273	188,448
Avid Technology, Inc.*	6,277	160,064
Axcelis Technologies, Inc.*	6,153	1,128,029
Badger Meter, Inc.	5,514	813,646
Benchmark Electronics, Inc.	6,700	173,061
Cerence, Inc.*	7,582	221,622
CEVA, Inc.*	4,405	112,548
Clearfield, Inc.*	2,382	112,788
Cohu, Inc.*	8,941	371,588
Consensus Cloud Solutions, Inc.*	3,291	102,021
Corsair Gaming, Inc.*	7,679	136,225
CTS Corp.	5,933	252,924
Digi International, Inc.*	6,747	265,764
Digital Turbine, Inc.*	16,978	157,556
Diodes, Inc.*	8,600	795,414
DoubleVerify Hldgs., Inc.*	16,576	645,138
Ebix, Inc.	4,418	111,334
ePlus, Inc.*	5,061	284,934
Extreme Networks, Inc.*	24,262	632,025
Fabrinet*	6,827	886,691
FormFactor, Inc.*	14,510	496,532
Harmonic, Inc.*	20,944	338,664
Ichor Hldgs. Ltd.*	5,465	204,938
Insight Enterprises, Inc.*	5,443	796,529
InterDigital, Inc.	5,030	485,647
Itron, Inc.*	8,544	616,022
Knowles Corp.*	17,187	310,397
Kulicke & Soffa Industries, Inc.	10,643	632,726
LiveRamp Hldgs., Inc.*	12,173	347,661
MaxLinear, Inc. Cl A*	13,851	437,138
Methode Electronics, Inc.	6,769	226,897
N-able, Inc.*	12,668	182,546
NETGEAR, Inc.*	5,465	77,384
NetScout Systems, Inc.*	12,680	392,446
OneSpan, Inc.*	6,688	99,250
Onto Innovation, Inc.*	9,206	1,072,223
OSI Systems, Inc.*	2,926	344,771
PC Connection, Inc.	2,126	95,883
PDF Solutions, Inc.*	5,625	253,688
Perficient, Inc.*	6,553	546,061
Photronics, Inc.*	11,751	303,058
Plexus Corp.*	5,200	510,848
Progress Software Corp.	8,146	473,283
Rambus, Inc.*	20,472	1,313,688
Rogers Corp.*	3,500	566,755
Sanmina Corp.*	10,976	661,524
ScanSource, Inc.*	4,684	138,459
Semtech Corp.*	12,030	306,284
SiTime Corp.*	3,096	365,235
SMART Global Hldgs., Inc.*	9,230	267,762

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
SPS Commerce, Inc.*	6,872	$1,319,836
TTM Technologies, Inc.*	19,295	268,201
Ultra Clean Hldgs., Inc.*	8,407	323,333
Veeco Instruments, Inc.*	9,723	249,687
Viasat, Inc.*	14,365	592,700
Viavi Solutions, Inc.*	41,839	474,036
Xperi, Inc.*	7,997	105,161

		26,043,353

MATERIALS (5.6%)
AdvanSix, Inc.	5,185	181,371
American Vanguard Corp.	5,201	92,942
Arconic Corp.*	18,855	557,731
ATI, Inc.*	24,178	1,069,393
Balchem Corp.	6,062	817,218
Carpenter Technology Corp.	9,132	512,579
Century Aluminum Co.*	9,724	84,793
Clearwater Paper Corp.*	3,182	99,660
Compass Minerals International, Inc.	6,423	218,382
FutureFuel Corp.	4,857	42,984
Hawkins, Inc.	3,564	169,967
Haynes International, Inc.	2,395	121,714
HB Fuller Co.	10,125	724,039
Ingevity Corp.*	6,423	373,562
Innospec, Inc.	4,678	469,858
Kaiser Aluminum Corp.	3,005	215,278
Koppers Hldgs., Inc.	3,918	133,604
Livent Corp.*	33,796	927,024
Materion Corp.	3,877	442,753
Mativ Hldgs., Inc.	10,315	155,963
Mercer International, Inc.	7,622	61,510
Minerals Technologies, Inc.	6,121	353,121
Myers Industries, Inc.	6,911	134,281
O-I Glass, Inc.*	29,204	622,921
Olympic Steel, Inc.	1,801	88,249
Quaker Chemical Corp.	2,571	501,088
Stepan Co.	3,992	381,476
SunCoke Energy, Inc.	15,747	123,929
Sylvamo Corp.	6,004	242,862
TimkenSteel Corp.*	7,345	158,432
Trinseo PLC	6,611	83,761
Warrior Met Coal, Inc.	9,779	380,892

		10,543,337

REAL ESTATE (7.6%)
Acadia Realty Trust	17,908	257,696
Alexander & Baldwin, Inc.	13,654	253,691
American Assets Trust, Inc.	9,821	188,563
Anywhere Real Estate, Inc.*	20,759	138,670
Armada Hoffler Properties, Inc.	12,778	149,247
Brandywine Realty Trust	32,334	150,353
CareTrust REIT, Inc.	18,710	371,581
Centerspace	2,814	172,667
Chatham Lodging Trust	9,189	86,009

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Community Healthcare Trust, Inc.	4,600	$151,892
Cushman & Wakefield PLC*	30,749	251,527
DiamondRock Hospitality Co.	39,458	316,059
Douglas Emmett, Inc.	31,937	401,448
Easterly Government Properties, Inc. Cl A	17,565	254,692
Elme Communities	16,499	271,244
Essential Properties Realty Trust, Inc.	27,993	658,955
eXp World Hldgs., Inc.	13,852	280,919
Four Corners Property Trust, Inc.	16,367	415,722
Getty Realty Corp.	8,471	286,489
Global Net Lease, Inc.	19,532	200,789
Hudson Pacific Properties, Inc.	24,116	101,769
Innovative Industrial Properties, Inc. Cl A	5,273	384,982
JBG SMITH Properties	18,236	274,269
Kennedy-Wilson Hldgs., Inc.	22,285	363,914
LTC Properties, Inc.	7,786	257,094
LXP Industrial Trust	55,028	536,523
Macerich Co.	40,455	455,928
Marcus & Millichap, Inc.	4,560	143,686
NexPoint Residential Trust, Inc.	4,295	195,337
Office Properties Income Trust	9,134	70,332
Orion Office REIT, Inc.	10,658	70,449
Outfront Media, Inc.	27,618	434,155
Pebblebrook Hotel Trust	23,156	322,795
Phillips Edison & Co., Inc.	22,061	751,839
RE/MAX Hldgs., Inc. Cl A	3,409	65,657
Retail Opportunity Investments Corp.	23,703	320,227
RPT Realty	16,304	170,377

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Safehold, Inc.	7,577	$179,802
Saul Centers, Inc.	2,431	89,534
Service Properties Trust	31,118	270,415
SITE Centers Corp.	34,241	452,666
SL Green Realty Corp.	12,108	363,845
St Joe Co.	6,368	307,829
Summit Hotel Properties, Inc.	20,213	131,587
Sunstone Hotel Investors, Inc.	38,952	394,194
Tanger Factory Outlet Centers, Inc.	19,783	436,611
Uniti Group, Inc.	44,871	207,304
Universal Health Realty Income Trust	2,389	113,669
Urban Edge Properties	22,112	341,188
Urstadt Biddle Properties, Inc. Cl A	5,449	115,846
Veris Residential, Inc.*	15,002	240,782
Whitestone REIT Cl B	8,739	84,768
Xenia Hotels & Resorts, Inc.	20,593	253,500

		14,161,086

UTILITIES (2.0%)
American States Water Co.	6,955	605,085
Avista Corp.	14,250	559,598
California Water Svc. Group	10,531	543,716
Chesapeake Utilities Corp.	3,346	398,174
Middlesex Water Co.	3,326	268,275
Northwest Natural Hldg. Co.	6,765	291,233
Otter Tail Corp.	7,845	619,441
SJW Group	5,201	364,642
Unitil Corp.	3,026	153,448

		3,803,612

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $183,023,176) 99.9%		186,930,778

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit	4.32	07/03/23	$139,025	$139,025

TOTAL TEMPORARY CASH INVESTMENT (Cost: $139,025) 0.1%				139,025

TOTAL INVESTMENTS (Cost: $183,162,201) 100.0%				187,069,803

OTHER NET ASSETS -0.0% (2)				(53,102)

NET ASSETS 100.0%				$187,016,701

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.3%)
Take-Two Interactive Software, Inc.*	10,005	$1,472,336
Warner Bros Discovery, Inc.*	96,540	1,210,611

		2,682,947

CONSUMER DISCRETIONARY (5.0%)
Capri Hldgs. Ltd.*	32,869	1,179,669
Marriott Vacations Worldwide Corp.	13,125	1,610,700
Ollie’s Bargain Outlet Hldgs., Inc.*	14,930	864,895
Taylor Morrison Home Corp. Cl A*	32,786	1,598,973
Williams-Sonoma, Inc.	4,623	578,522

		5,832,759

CONSUMER STAPLES (3.2%)
Constellation Brands, Inc. Cl A	5,154	1,268,554
TreeHouse Foods, Inc.*	50,039	2,520,965

		3,789,519

ENERGY (6.2%)
Baker Hughes Co. Cl A	93,640	2,959,960
Devon Energy Corp.	38,973	1,883,955
Hess Corp.	4,243	576,836
MPLX LP*	24,342	826,168
Williams Cos., Inc.	30,759	1,003,666

		7,250,585

FINANCIALS (15.3%)
American Financial Group, Inc.	20,562	2,441,738
Ameriprise Financial, Inc.	7,148	2,374,280
Discover Financial Svcs.	9,916	1,158,685
Euronet Worldwide, Inc.*	20,555	2,412,540
Everest Re Group Ltd.	4,905	1,676,823
Fifth Third Bancorp	51,183	1,341,506
Hartford Financial Svcs. Group, Inc.	16,725	1,204,535
KeyCorp.	74,526	688,620
M&T Bank Corp.	4,703	582,043
Reinsurance Group of America, Inc.	8,829	1,224,494
Starwood Property Trust, Inc.	60,598	1,175,601
Synchrony Financial	21,174	718,222
Voya Financial, Inc.	13,882	995,478

		17,994,565

HEALTH CARE (7.3%)
Agilent Technologies, Inc.	9,662	1,161,855
Biogen, Inc.*	2,630	749,155
Centene Corp.*	16,788	1,132,351
Envista Hldgs. Corp.*	37,551	1,270,726
Humana, Inc.	1,990	889,789
Syneos Health, Inc. Cl A*	20,962	883,339
Zimmer Biomet Hldgs., Inc.	17,320	2,521,792

		8,609,007

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (20.5%)
Alaska Air Group, Inc.*	25,896	$1,377,149
Builders FirstSource, Inc.*	8,920	1,213,120
Carlisle Cos., Inc.	6,106	1,566,372
Clean Harbors, Inc.*	13,693	2,251,540
Crane Co.	27,825	2,479,764
Crane NXT Co.	25,375	1,432,165
Dover Corp.	7,690	1,135,428
Jacobs Solutions, Inc.	16,559	1,968,700
KBR, Inc.	29,526	1,920,962
L-3 Harris Technologies, Inc.	7,192	1,407,978
Mueller Industries, Inc.	22,524	1,965,895
Oshkosh Corp.	12,734	1,102,637
Stanley Black & Decker, Inc.	12,770	1,196,677
Univar Solutions, Inc.*	86,735	3,108,582

		24,126,969

INFORMATION TECHNOLOGY (7.8%)
Ciena Corp.*	26,995	1,147,018
DXC Technology Co.*	102,236	2,731,746
MKS Instruments, Inc.	8,926	964,901
PTC, Inc.*	4,140	589,122
Teledyne Technologies, Inc.*	4,112	1,690,484
Teradyne, Inc.	10,425	1,160,615
Viasat, Inc.*	22,197	915,848

		9,199,734

MATERIALS (10.1%)
Ashland, Inc.	30,450	2,646,409
Axalta Coating Systems Ltd.*	22,079	724,412
Crown Hldgs., Inc.	38,855	3,375,334
FMC Corp.	6,584	686,975
Freeport-McMoRan, Inc.	18,577	743,080
Newmont Corp.	16,881	720,143
Packaging Corp. of America	13,085	1,729,314
Steel Dynamics, Inc.	11,440	1,246,159

		11,871,826

REAL ESTATE (10.9%)
Alexander’s, Inc.	1,359	249,866
Americold Realty Trust	27,040	873,392
Apartment Income REIT Corp.	49,827	1,798,256
AvalonBay Communities, Inc.	9,183	1,738,066
Brandywine Realty Trust	65,828	306,100
Gaming & Leisure Properties, Inc.	35,764	1,733,124
Healthcare Realty Trust, Inc.	46,160	870,578
Healthpeak Properties, Inc.	57,520	1,156,152
Kilroy Realty Corp.	9,897	297,801
Ventas, Inc.	18,400	869,768
Welltower, Inc.	15,924	1,288,092

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Weyerhaeuser Co.	50,462	$1,690,982

		12,872,177

UTILITIES (8.9%)
AES Corp.	49,523	1,026,612
Ameren Corp.	21,749	1,776,241
Atmos Energy Corp.	8,810	1,024,955
Entergy Corp.	12,686	1,235,236
Evergy, Inc.	43,300	2,529,586
PPL Corp.	34,051	900,989
Public Svc. Enterprise Group, Inc.	32,374	2,026,936

		10,520,555

TOTAL COMMON STOCKS
(Cost: $95,730,713) 97.5%		114,750,643

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%)
U.S. Treasury Bill	A-1+	5.00	07/11/23	$1,500,000	$1,497,926

COMMERCIAL PAPER (1.2%)
Cargill, Inc.†	A-1	4.98	07/03/23	1,400,000	1,399,613

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,897,539) 2.4%					2,897,539

TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		4.32	07/03/23	92,820	92,820

TOTAL TEMPORARY CASH INVESTMENT (Cost: $92,820) 0.1%					92,820

TOTAL INVESTMENTS (Cost: $98,721,072) 100.0%					117,741,002

OTHER NET ASSETS -0.0% (2)					(49,662)

NET ASSETS 100.0%					$117,691,340

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (2.1%)
Cable One, Inc.	3,171	$2,083,601
Frontier Communications Parent, Inc.*	150,407	2,803,586
Iridium Communications, Inc.	85,128	5,288,151
New York Times Co. Cl A	111,120	4,375,906
Nexstar Media Group, Inc. Cl A	24,279	4,043,667
TEGNA, Inc.	152,124	2,470,494
TripAdvisor, Inc.*	71,839	1,184,625
World Wrestling Entertainment, Inc. Cl A	29,155	3,162,443
Ziff Davis, Inc.*	32,082	2,247,665
ZoomInfo Technologies, Inc. Cl A*	182,575	4,635,579

		32,295,717

CONSUMER DISCRETIONARY (14.7%)
Adient PLC*	63,517	2,433,971
Aramark	176,512	7,598,842
Autoliv, Inc.	52,029	4,424,546
AutoNation, Inc.*	21,125	3,477,386
Boyd Gaming Corp.	52,180	3,619,727
Brunswick Corp.	47,860	4,146,590
Capri Hldgs. Ltd.*	85,384	3,064,432
Carter’s, Inc.	25,489	1,850,501
Choice Hotels International, Inc.	17,932	2,107,369
Churchill Downs, Inc.	44,755	6,228,553
Columbia Sportswear Co.	23,951	1,849,975
Crocs, Inc.*	41,773	4,696,956
Deckers Outdoor Corp.*	17,828	9,407,123
Dick’s Sporting Goods, Inc.	41,577	5,496,064
Five Below, Inc.*	37,621	7,394,031
Foot Locker, Inc.	53,685	1,455,400
Fox Factory Hldg. Corp.*	28,796	3,124,654
GameStop Corp. Cl A*	170,380	4,131,715
Gap, Inc.	145,170	1,296,368
Gentex Corp.	156,815	4,588,407
Goodyear Tire & Rubber Co.*	191,691	2,622,333
Graham Hldgs. Co. Cl B	2,560	1,462,989
Grand Canyon Education, Inc.*	20,809	2,147,697
H&R Block, Inc.	102,851	3,277,861
Harley-Davidson, Inc.	88,502	3,116,155
Helen of Troy Ltd.*	16,178	1,747,548
Hilton Grand Vacations, Inc.*	52,078	2,366,424
KB Home	54,319	2,808,836
Kohl’s Corp.	74,908	1,726,629
Lear Corp.	39,682	5,696,351
Leggett & Platt, Inc.	89,819	2,660,439
Light & Wonder, Inc. Cl A*	61,842	4,252,256
Lithia Motors, Inc. Cl A	18,608	5,658,879

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Macy’s, Inc.	184,149	$2,955,591
Marriott Vacations Worldwide Corp.	24,958	3,062,846
Mattel, Inc.*	238,716	4,664,511
Murphy USA, Inc.	13,445	4,182,874
Nordstrom, Inc.	76,375	1,563,396
Ollie’s Bargain Outlet Hldgs., Inc.*	38,882	2,252,434
Papa John’s International, Inc.	20,072	1,481,916
Penn Entertainment, Inc.*	104,603	2,513,610
Planet Fitness, Inc. Cl A*	57,495	3,877,463
Polaris, Inc.	36,289	4,388,429
PVH Corp.	42,491	3,610,460
RH*	12,063	3,975,844
Service Corp. International	102,452	6,617,375
Skechers USA, Inc. Cl A*	90,979	4,790,954
Taylor Morrison Home Corp. Cl A*	73,811	3,599,762
Tempur Sealy International, Inc.	116,219	4,656,895
Texas Roadhouse, Inc. Cl A	45,394	5,096,838
Thor Industries, Inc.	35,993	3,725,276
Toll Brothers, Inc.	69,666	5,508,491
TopBuild Corp.*	21,534	5,728,475
Topgolf Callaway Brands Corp.*	94,307	1,871,994
Travel + Leisure Co.	51,523	2,078,438
Under Armour, Inc. Cl A*	127,360	919,539
Under Armour, Inc. Cl C*	128,009	858,940
Valvoline, Inc.	93,682	3,514,012
Visteon Corp.*	19,064	2,737,781
Wendy’s Co.	114,001	2,479,522
Williams-Sonoma, Inc.	44,449	5,562,348
Wingstop, Inc.	20,254	4,054,041
Wyndham Hotels & Resorts, Inc.	58,113	3,984,808
YETI Hldgs., Inc.*	58,626	2,277,034

		230,528,904

CONSUMER STAPLES (4.3%)
BellRing Brands, Inc.*	89,899	3,290,303
BJ’s Wholesale Club Hldgs., Inc.*	90,848	5,724,332
Boston Beer Co., Inc. Cl A*	6,358	1,961,062
Casey’s General Stores, Inc.	25,132	6,129,192
Celsius Hldgs., Inc.*	27,416	4,090,193
Coca-Cola Consolidated, Inc.	3,118	1,983,110
Coty, Inc. Cl A*	247,660	3,043,741
Darling Ingredients, Inc.*	108,020	6,890,596
Energizer Hldgs., Inc.	44,941	1,509,119

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Flowers Foods, Inc.	130,667	$3,250,995
Grocery Outlet Hldg. Corp.*	60,558	1,853,680
Ingredion, Inc.	44,700	4,735,965
Lancaster Colony Corp.	13,440	2,702,650
Performance Food Group Co.*	105,208	6,337,730
Pilgrim’s Pride Corp.*	30,360	652,436
Post Hldgs., Inc.*	36,270	3,142,796
Sprouts Farmers Market, Inc.*	69,638	2,557,804
US Foods Hldg. Corp.*	153,248	6,742,912

		66,598,616

ENERGY (4.1%)
Antero Midstream Corp.	227,309	2,636,784
Antero Resources Corp.*	186,596	4,297,306
ChampionX Corp.	133,858	4,154,952
Chord Energy Corp.	28,192	4,335,930
CNX Resources Corp.*	111,984	1,984,357
DT Midstream, Inc.	65,747	3,259,079
Equitrans Midstream Corp.	293,081	2,801,854
HF Sinclair Corp.	87,278	3,893,472
Matador Resources Co.	76,095	3,981,290
Murphy Oil Corp.	99,045	3,793,424
NOV, Inc.	266,336	4,272,030
Ovintiv, Inc.	164,704	6,270,281
PBF Energy, Inc. Cl A	74,446	3,047,819
PDC Energy, Inc.	59,056	4,201,244
Range Resources Corp.	162,454	4,776,148
Southwestern Energy Co.*	745,241	4,478,898
Valaris Ltd.*	41,123	2,587,870

		64,772,738

FINANCIALS (13.4%)
Affiliated Managers Group, Inc.	24,486	3,670,207
American Financial Group, Inc.	47,443	5,633,856
Annaly Capital Management, Inc.	334,022	6,683,780
Associated Banc-Corp.	102,263	1,659,728
Bank OZK	72,823	2,924,572
Brighthouse Financial, Inc.*	45,146	2,137,663
Cadence Bank	123,616	2,427,818
Cathay General Bancorp	49,252	1,585,422
CNO Financial Group, Inc.	77,655	1,838,094
Columbia Banking System, Inc.	141,331	2,866,193
Commerce Bancshares, Inc.	76,928	3,746,394
Cullen/Frost Bankers, Inc.	43,635	4,692,072
East West Bancorp, Inc.	95,812	5,057,915
Essent Group Ltd.	72,584	3,396,931

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Euronet Worldwide, Inc.*	31,939	$3,748,680
Evercore, Inc. Cl A	23,839	2,946,262
Federated Hermes, Inc. Cl B	57,718	2,069,190
First American Financial Corp.	69,761	3,977,772
First Financial Bankshares, Inc.	87,752	2,500,054
First Horizon Corp.	363,936	4,101,559
FirstCash Hldgs., Inc.	24,888	2,322,797
FNB Corp.	244,881	2,801,439
Glacier Bancorp, Inc.	74,774	2,330,706
Hancock Whitney Corp.	58,577	2,248,185
Hanover Insurance Group, Inc.	24,220	2,737,587
Home BancShares, Inc.	128,025	2,918,970
Interactive Brokers Group, Inc. Cl A	69,915	5,807,839
International Bancshares Corp.	35,909	1,587,178
Janus Henderson Group PLC	89,428	2,436,913
Jefferies Financial Group, Inc.	126,431	4,193,716
Kemper Corp.	43,243	2,086,907
Kinsale Capital Group, Inc.	14,760	5,523,192
MGIC Investment Corp.	193,249	3,051,402
New York Community Bancorp, Inc.	487,121	5,475,240
Old National Bancorp	198,396	2,765,640
Old Republic International Corp.	184,041	4,632,312
Pinnacle Financial Partners, Inc.	51,988	2,945,120
Primerica, Inc.	24,580	4,860,941
Prosperity Bancshares, Inc.	63,981	3,613,647
Reinsurance Group of America, Inc. Cl A	45,214	6,270,730
RenaissanceRe Hldgs. Ltd.	34,039	6,348,954
RLI Corp.	27,574	3,763,024
SEI Investments Co.	68,702	4,096,013
Selective Insurance Group, Inc.	41,164	3,949,686
SLM Corp.	163,755	2,672,482
SouthState Corp.	51,391	3,381,528
Starwood Property Trust, Inc.	210,887	4,091,208
Stifel Financial Corp.	71,896	4,290,034
Synovus Financial Corp.	99,202	3,000,861
Texas Capital Bancshares, Inc.*	32,530	1,675,295
UMB Financial Corp.	29,662	1,806,416
United Bankshares, Inc.	91,466	2,713,796

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Unum Group	125,789	$6,000,135
Valley National Bancorp	286,646	2,221,507
Voya Financial, Inc.	66,492	4,768,141
Webster Financial Corp.	118,483	4,472,733
Western Union Co.	253,185	2,969,860
WEX, Inc.*	29,033	5,286,038
Wintrust Financial Corp.	41,476	3,011,987

		208,794,321

HEALTH CARE (9.3%)
Acadia Healthcare Co., Inc.*	62,573	4,983,314
Amedisys, Inc.*	22,057	2,016,892
Arrowhead Pharmaceuticals, Inc.*	72,840	2,597,474
Azenta, Inc.*	43,838	2,046,358
Bruker Corp.	67,517	4,990,857
Chemed Corp.	10,204	5,527,201
Doximity, Inc. Cl A*	80,131	2,726,057
Encompass Health Corp.	67,901	4,597,577
Enovis Corp.*	32,461	2,081,399
Envista Hldgs. Corp.*	110,744	3,747,577
Exelixis, Inc.*	220,787	4,219,240
Globus Medical, Inc. Cl A*	54,110	3,221,709
Haemonetics Corp.*	33,909	2,887,012
Halozyme Therapeutics, Inc.*	89,865	3,241,431
HealthEquity, Inc.*	57,852	3,652,775
ICU Medical, Inc.*	13,696	2,440,490
Inari Medical, Inc.*	34,727	2,019,028
Integra LifeSciences Hldgs. Corp.*	48,262	1,985,016
Jazz Pharmaceuticals PLC*	43,475	5,389,596
Lantheus Hldgs., Inc.*	46,128	3,871,062
LivaNova PLC*	36,273	1,865,520
Masimo Corp.*	32,870	5,408,758
Medpace Hldgs., Inc.*	16,690	4,008,437
Neogen Corp.*	146,038	3,176,327
Neurocrine Biosciences, Inc.*	65,886	6,213,050
Omnicell, Inc.*	30,398	2,239,421
Option Care Health, Inc.*	111,890	3,635,306
Patterson Cos., Inc.	58,790	1,955,355
Penumbra, Inc.*	25,807	8,879,156
Perrigo Co. PLC	91,865	3,118,817
Progyny, Inc.*	51,527	2,027,072
QuidelOrtho Corp.*	36,663	3,037,896
R1 RCM, Inc.*	93,084	1,717,400
Repligen Corp.*	34,793	4,921,818
Shockwave Medical, Inc.*	24,678	7,043,348
Sotera Health Co.*	66,251	1,248,169
STAAR Surgical Co.*	32,511	1,709,103
Syneos Health, Inc. Cl A*	70,192	2,957,891
Tenet Healthcare Corp.*	68,806	5,599,432

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
United Therapeutics Corp.*	31,760	$7,011,020

		146,015,361

INDUSTRIALS (22.6%)
Acuity Brands, Inc.	21,453	3,498,555
Advanced Drainage Systems, Inc.	42,019	4,780,922
AECOM	94,291	7,985,505
AGCO Corp.	42,031	5,523,714
ASGN, Inc.*	33,487	2,532,622
Avis Budget Group, Inc.*	16,113	3,684,560
Brink’s Co.	31,389	2,129,116
Builders FirstSource, Inc.*	86,323	11,739,928
BWX Technologies, Inc.	62,009	4,437,984
CACI International, Inc. Cl A*	15,452	5,266,660
Carlisle Cos., Inc.	34,490	8,847,720
Chart Industries, Inc.*	28,239	4,512,310
Clean Harbors, Inc.*	34,093	5,605,912
Concentrix Corp.	28,877	2,331,818
Crane Co.	32,493	2,895,776
Crane NXT Co.	32,578	1,838,702
Curtiss-Wright Corp.	25,950	4,765,977
Donaldson Co., Inc.	81,969	5,123,882
EMCOR Group, Inc.	32,261	5,961,188
EnerSys	27,520	2,986,470
Esab Corp.	35,168	2,340,079
ExlService Hldgs., Inc.*	22,561	3,408,065
Exponent, Inc.	34,487	3,218,327
Flowserve Corp.	88,730	3,296,319
Fluor Corp.*	96,914	2,868,654
Fortune Brands Innovations, Inc.	85,699	6,166,043
FTI Consulting, Inc.*	23,170	4,406,934
GATX Corp.	23,909	3,078,045
Genpact Ltd.	114,874	4,315,816
Graco, Inc.	113,938	9,838,546
GXO Logistics, Inc.*	80,531	5,058,957
Hertz Global Hldgs., Inc.*	106,669	1,961,643
Hexcel Corp.	57,386	4,362,484
Hubbell, Inc. Cl B	36,343	12,049,885
Insperity, Inc.	24,463	2,910,118
ITT, Inc.	55,662	5,188,255
JetBlue Airways Corp.*	222,090	1,967,717
KBR, Inc.	91,940	5,981,616
Kirby Corp.*	40,748	3,135,559
Knight-Swift Transportation Hldgs., Inc. Cl A	108,788	6,044,261
Landstar System, Inc.	24,245	4,668,132
Lennox International, Inc.	21,857	7,126,912
Lincoln Electric Hldgs., Inc.	38,993	7,745,180
ManpowerGroup, Inc.	34,275	2,721,435
MasTec, Inc.*	40,395	4,765,398
Maximus, Inc.	41,309	3,491,024

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
MDU Resources Group, Inc.	137,892	$2,887,458
Mercury Systems, Inc.*	39,219	1,356,585
Middleby Corp.*	36,191	5,350,115
MSA Safety, Inc.	25,019	4,352,305
MSC Industrial Direct Co., Inc. Cl A	32,011	3,050,008
nVent Electric PLC	112,163	5,795,462
Oshkosh Corp.	44,168	3,824,507
Owens Corning	60,773	7,930,876
Paylocity Hldg. Corp.*	27,956	5,158,721
Regal Rexnord Corp.	44,780	6,891,642
Ryder System, Inc.	31,520	2,672,581
Saia, Inc.*	17,882	6,122,976
Science Applications International Corp.	36,516	4,107,320
Simpson Manufacturing Co., Inc.	28,826	3,992,401
Stericycle, Inc.*	62,712	2,912,345
Sunrun, Inc.*	146,394	2,614,597
Terex Corp.	45,766	2,738,180
Tetra Tech, Inc.	36,194	5,926,406
Timken Co.	44,566	4,079,126
Toro Co.	70,378	7,153,924
Trex Co., Inc.*	73,659	4,829,084
UFP Industries, Inc.	41,952	4,071,442
Univar Solutions, Inc.*	106,842	3,829,217
Valmont Industries, Inc.	14,252	4,148,045
Vicor Corp.*	15,142	817,668
Watsco, Inc.	22,661	8,644,492
Watts Water Technologies, Inc. Cl A	18,594	3,416,276
Werner Enterprises, Inc.	39,858	1,760,926
WESCO International, Inc.	30,244	5,415,491
Woodward, Inc.	40,629	4,831,194
XPO, Inc.*	77,796	4,589,964

		353,836,059

INFORMATION TECHNOLOGY (10.2%)
ACI Worldwide, Inc.*	73,168	1,695,302
Allegro MicroSystems, Inc.*	44,033	1,987,650
Amkor Technology, Inc.	67,937	2,021,126
Arrow Electronics, Inc.*	38,182	5,468,808
Aspen Technology, Inc.*	19,792	3,317,337
Avnet, Inc.	61,847	3,120,181
Belden, Inc.	28,777	2,752,520
Blackbaud, Inc.*	30,631	2,180,315
Calix, Inc.*	39,035	1,948,237
Ciena Corp.*	100,151	4,255,416
Cirrus Logic, Inc.*	37,502	3,038,037
Cognex Corp.	116,518	6,527,338
Coherent Corp.*	93,906	4,787,328
CommVault Systems, Inc.*	29,813	2,165,020
Dropbox, Inc. Cl A*	184,028	4,908,027

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Dynatrace, Inc.*	146,374	$7,533,870
Envestnet, Inc.*	36,775	2,182,596
IPG Photonics Corp.*	21,109	2,867,024
Jabil, Inc.	89,670	9,678,083
Kyndryl Hldgs., Inc.*	137,877	1,831,007
Lattice Semiconductor Corp.*	92,915	8,926,344
Littelfuse, Inc.	16,819	4,899,543
Lumentum Hldgs., Inc.*	46,531	2,639,704
MACOM Technology Solutions Hldgs., Inc.*	34,924	2,288,570
Manhattan Associates, Inc.*	41,919	8,378,770
MKS Instruments, Inc.	38,795	4,193,739
National Instruments Corp.	89,064	5,112,274
NCR Corp.*	94,823	2,389,540
Novanta, Inc.*	24,160	4,447,856
Power Integrations, Inc.	38,776	3,670,924
Qualys, Inc.*	22,678	2,929,317
Silicon Laboratories, Inc.*	21,600	3,407,184
Super Micro Computer, Inc.*	30,659	7,641,756
Synaptics, Inc.*	26,623	2,273,072
TD SYNNEX Corp.	28,009	2,632,846
Teradata Corp.*	68,502	3,658,692
Universal Display Corp.	29,435	4,242,466
Vishay Intertechnology, Inc.	86,020	2,528,988
Vontier Corp.	105,335	3,392,840
Wolfspeed, Inc.*	84,555	4,700,412
Xerox Hldgs. Corp.	76,007	1,131,744

		159,751,803

MATERIALS (7.2%)
Alcoa Corp.	120,386	4,084,697
AptarGroup, Inc.	44,323	5,135,263
Ashland, Inc.	32,944	2,863,163
Avient Corp.	57,983	2,371,505
Axalta Coating Systems Ltd.*	149,907	4,918,449
Berry Global Group, Inc.	80,570	5,183,874
Cabot Corp.	37,916	2,536,201
Chemours Co.	100,593	3,710,876
Cleveland-Cliffs, Inc.*	348,439	5,839,838
Commercial Metals Co.	79,225	4,171,988
Crown Hldgs., Inc.	81,240	7,057,319
Eagle Materials, Inc.	24,359	4,541,005
Graphic Packaging Hldg. Co.	205,597	4,940,496
Greif, Inc. Cl A	17,598	1,212,326
Knife River Corp.*	34,660	1,507,710
Louisiana-Pacific Corp.	48,424	3,630,831
MP Materials Corp.*	62,029	1,419,224
NewMarket Corp.	4,499	1,809,138
Olin Corp.	81,315	4,178,778

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Reliance Steel & Aluminum Co.	39,890	$10,833,725
Royal Gold, Inc.	44,448	5,101,741
RPM International, Inc.	87,417	7,843,927
Scotts Miracle-Gro Co.	27,470	1,722,094
Sensient Technologies Corp.	28,563	2,031,686
Silgan Hldgs., Inc.	56,499	2,649,238
Sonoco Products Co.	66,105	3,901,517
United States Steel Corp.	152,560	3,815,526
Westlake Corp.	23,378	2,792,970
Worthington Industries, Inc.	20,537	1,426,705

		113,231,810

REAL ESTATE (7.3%)
Agree Realty Corp.	63,299	4,139,122
Apartment Income REIT Corp.	101,370	3,658,443
Brixmor Property Group, Inc.	203,849	4,484,678
Corporate Office Properties Trust	76,109	1,807,589
Cousins Properties, Inc.	102,930	2,346,804
CubeSmart	152,480	6,809,757
EastGroup Properties, Inc.	30,241	5,249,838
EPR Properties	50,807	2,377,767
First Industrial Realty Trust, Inc.	89,935	4,734,178
Healthcare Realty Trust, Inc. Cl A	257,367	4,853,942
Highwoods Properties, Inc.	71,551	1,710,784
Independence Realty Trust, Inc.	152,517	2,778,860
Jones Lang LaSalle, Inc.*	32,501	5,063,656
Kilroy Realty Corp.	71,537	2,152,548
Kite Realty Group Trust	148,483	3,317,110
Lamar Advertising Co. Cl A	59,335	5,888,999
Life Storage, Inc.	57,733	7,676,180
Medical Properties Trust, Inc.	404,787	3,748,328

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
National Storage Affiliates Trust	55,686	$1,939,543
NNN REIT, Inc.	123,446	5,282,254
Omega Healthcare Investors, Inc.	158,360	4,860,068
Park Hotels & Resorts, Inc.	146,641	1,879,938
Physicians Realty Trust	161,826	2,263,946
PotlatchDeltic Corp.	54,056	2,856,860
Rayonier, Inc.	100,985	3,170,929
Rexford Industrial Realty, Inc.	136,398	7,122,703
Sabra Health Care REIT, Inc.	155,785	1,833,589
Spirit Realty Capital, Inc.	95,701	3,768,705
STAG Industrial, Inc.	121,528	4,360,425
Vornado Realty Trust	109,364	1,983,863

		114,121,406

UTILITIES (3.3%)
ALLETE, Inc.	38,793	2,248,830
Black Hills Corp.	45,180	2,722,547
Essential Utilities, Inc.	163,260	6,515,707
Hawaiian Electric Industries, Inc.	74,214	2,686,547
IDACORP, Inc.	34,317	3,520,924
National Fuel Gas Co.	62,228	3,196,030
New Jersey Resources Corp.	65,674	3,099,813
NorthWestern Corp.	40,478	2,297,531
OGE Energy Corp.	136,000	4,883,760
ONE Gas, Inc.	37,526	2,882,372
Ormat Technologies, Inc.	35,557	2,860,916
PNM Resources, Inc.	58,143	2,622,249
Portland General Electric Co.	65,456	3,065,305
Southwest Gas Hldgs., Inc.	44,494	2,832,043
Spire, Inc.	35,664	2,262,524
UGI Corp.	142,097	3,832,356

		51,529,454

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,303,963,130) 98.5%		1,541,476,189

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%)
U.S.Treasury Bill	A-1+	5.06	08/03/23	$5,000,000	$4,976,955
U.S.Treasury Bill	A-1+	5.07	07/05/23	3,500,000	3,498,036
U.S.Treasury Bill	A-1+	5.11	08/22/23	1,000,000	992,681
U.S.Treasury Bill	A-1+	5.16	07/20/23	3,500,000	3,490,528
U.S.Treasury Bill (1)	A-1+	5.18	07/25/23	6,000,000	5,979,440

					18,937,640

COMMERCIAL PAPER (0.2%)
Cargill Global Fund PLC†	A-1	4.98	07/03/23	3,700,000	3,698,976

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $22,636,616) 1.4%					22,636,616

TOTAL INVESTMENTS (Cost: $1,326,599,746) 99.9%					1,564,112,805

OTHER NET ASSETS 0.1%					1,294,517

NET ASSETS 100.0%					$1,565,407,322

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value

COMMON STOCKS:
COMMUNICATION SERVICES (4.1%)
AT&T, Inc.	62,576	$998,087
Comcast Corp. Cl A	43,303	1,799,240
Electronic Arts, Inc.	8,724	1,131,503
Fox Corp. Cl A	24,974	849,116
Interpublic Group of Cos., Inc.	46,801	1,805,582
T-Mobile US, Inc.*	8,118	1,127,590

		7,711,118

CONSUMER DISCRETIONARY (6.3%)
Amazon.com, Inc.*	12,166	1,585,960
AutoZone, Inc.*	406	1,012,304
Bath & Body Works, Inc.	25,833	968,737
Hilton Worldwide Hldgs., Inc.	10,414	1,515,758
Home Depot, Inc.	5,289	1,642,975
Ralph Lauren Corp. Cl A	7,287	898,487
Tapestry, Inc.	24,971	1,068,759
TJX Cos., Inc.	16,788	1,423,454
Ulta Beauty, Inc.*	2,391	1,125,193
Yum! Brands, Inc.	3,364	466,082

		11,707,709

CONSUMER STAPLES (2.4%)
Constellation Brands, Inc. Cl A	3,986	981,074
Hershey Co.	2,698	673,691
Philip Morris International, Inc.	10,721	1,046,584
Walmart, Inc.	11,284	1,773,619

		4,474,968

ENERGY (4.2%)
Baker Hughes Co. Cl A	24,373	770,430
ConocoPhillips	18,621	1,929,322
Coterra Energy, Inc.	15,602	394,731
EQT Corp.	23,937	984,529
Exxon Mobil Corp.	17,024	1,825,824
Valero Energy Corp.	8,503	997,402
Williams Cos., Inc.	25,295	825,376

		7,727,614

FINANCIALS (6.0%)
Comerica, Inc.	12,510	529,924
Goldman Sachs Group, Inc.	3,279	1,057,609
JPMorgan Chase & Co.	19,101	2,778,049
KeyCorp.	54,940	507,646
Morgan Stanley	26,298	2,245,849
MSCI, Inc. Cl A	1,203	564,556
Nasdaq, Inc.	7,017	349,797
U.S. Bancorp	30,102	994,570
Visa, Inc. Cl A	9,376	2,226,612

		11,254,612

HEALTH CARE (9.9%)
Abbott Laboratories	13,365	1,457,052

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
AbbVie, Inc.	17,147	$2,310,215
Bristol-Myers Squibb Co.	15,778	1,009,003
Cigna Group	3,293	924,016
CVS Health Corp.	15,302	1,057,827
Eli Lilly & Co.	4,800	2,251,104
Gilead Sciences, Inc.	14,682	1,131,542
HCA Healthcare, Inc.	5,465	1,658,518
Johnson & Johnson	13,981	2,314,135
Pfizer, Inc.	27,827	1,020,695
UnitedHealth Group, Inc.	6,803	3,269,794

		18,403,901

INDUSTRIALS (5.3%)
Caterpillar, Inc.	3,867	951,475
Deere & Co.	4,061	1,645,477
FedEx Corp.	3,488	864,675
Honeywell International, Inc.	4,327	897,852
Parker-Hannifin Corp.	3,124	1,218,485
Quanta Svcs., Inc.	5,005	983,232
Snap-on, Inc.	3,535	1,018,752
Trane Technologies PLC	6,133	1,172,998
Union Pacific Corp.	5,416	1,108,222

		9,861,168

INFORMATION TECHNOLOGY (19.3%)
Adobe, Inc.*	3,414	1,669,412
Apple, Inc.	56,702	10,998,487
Broadcom, Inc.	4,363	3,784,597
Fortinet, Inc.*	19,378	1,464,783
HP, Inc.	26,949	827,604
Lam Research Corp.	2,747	1,765,936
Microsoft Corp.	28,188	9,599,141
NetApp, Inc.	9,857	753,075
NVIDIA Corp.	9,391	3,972,581
QUALCOMM, Inc.	8,438	1,004,460

		35,840,076

MATERIALS (1.5%)
Freeport-McMoRan, Inc.	37,495	1,499,800
LyondellBasell Industries N.V. Cl A	5,078	466,313
Newmont Corp.	20,715	883,702

		2,849,815

REAL ESTATE (1.3%)
Alexandria Real Estate Equities, Inc.	7,748	879,320
Equinix, Inc.	990	776,101
Public Storage	2,329	679,789

		2,335,210

UTILITIES (0.7%)
NextEra Energy, Inc.	17,064	1,266,149

TOTAL COMMON STOCKS
(Cost: $69,577,346) 61.0%		113,432,340

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (14.0%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$2,025,000	$1,312,690
U.S. Treasury Bond	AA+	1.13	08/15/40	1,100,000	707,266
U.S. Treasury Bond	AA+	1.38	11/15/40	750,000	501,797
U.S. Treasury Bond	AA+	1.75	08/15/41	1,900,000	1,334,824
U.S. Treasury Bond	AA+	1.88	02/15/41	2,000,000	1,452,422
U.S. Treasury Bond	AA+	3.63	02/15/53	465,000	446,255
U.S. Treasury Bond	AA+	4.00	11/15/52	930,000	955,284
U.S. Treasury Note	AA+	0.63	05/15/30	725,000	580,793
U.S. Treasury Note	AA+	1.13	02/15/31	450,000	370,055
U.S. Treasury Note	AA+	1.50	02/15/30	900,000	770,836
U.S. Treasury Note	AA+	1.63	08/15/29	1,750,000	1,525,986
U.S. Treasury Note	AA+	1.63	05/15/31	1,000,000	849,805
U.S. Treasury Note	AA+	1.75	01/31/29	700,000	618,789
U.S. Treasury Note	AA+	2.25	08/15/27	2,000,000	1,848,828
U.S. Treasury Note	AA+	2.25	11/15/27	745,000	686,186
U.S. Treasury Note	AA+	2.38	05/15/27	1,400,000	1,303,641
U.S. Treasury Note	AA+	2.63	02/15/29	1,500,000	1,389,902
U.S. Treasury Note	AA+	2.88	05/15/28	4,250,000	4,010,107
U.S. Treasury Note	AA+	2.88	05/15/32	1,655,000	1,534,495
U.S. Treasury Strip	AA+	0.00	08/15/29	4,860,000	3,799,724

					25,999,685

U.S. GOVERNMENT AGENCIES (12.3%)
MORTGAGE-BACKED OBLIGATIONS (12.0%)
FHLMC	AA+	2.00	11/01/50	165,695	136,231
FHLMC	AA+	2.50	09/01/27	52,185	49,755
FHLMC	AA+	2.50	06/01/35	155,558	142,007
FHLMC	AA+	2.50	06/01/50	154,927	132,484
FHLMC	AA+	2.50	11/01/50	381,245	326,454
FHLMC	AA+	2.50	10/01/51	217,616	184,666
FHLMC	AA+	2.50	02/01/52	625,882	531,498
FHLMC	AA+	3.00	06/01/27	30,484	29,248
FHLMC	AA+	3.00	08/01/27	38,068	36,525
FHLMC	AA+	3.00	11/01/42	87,672	79,240
FHLMC	AA+	3.00	04/01/43	86,332	78,025
FHLMC	AA+	3.00	11/01/49	166,086	147,527
FHLMC	AA+	3.00	11/01/49	244,613	218,245
FHLMC	AA+	3.00	06/01/52	462,264	409,304
FHLMC	AA+	3.50	02/01/32	41,829	40,253
FHLMC	AA+	3.50	01/01/43	96,642	90,588
FHLMC	AA+	3.50	06/01/45	140,206	130,544
FHLMC	AA+	3.50	07/01/45	154,861	144,286
FHLMC	AA+	4.00	11/01/33	34,461	33,524
FHLMC	AA+	4.00	01/01/38	85,532	83,662
FHLMC	AA+	4.00	03/01/41	32,283	31,074
FHLMC	AA+	4.00	07/01/41	55,935	53,842
FHLMC	AA+	4.00	11/01/42	19,396	18,676
FHLMC	AA+	4.00	01/01/43	69,248	66,662
FHLMC	AA+	4.00	10/01/44	44,047	42,233
FHLMC	AA+	4.00	06/01/45	133,067	127,313
FHLMC	AA+	4.00	04/01/52	442,217	415,959
FHLMC	AA+	4.00	08/01/52	277,570	261,456
FHLMC	AA+	4.50	08/15/35	4,591	4,430
FHLMC	AA+	4.50	02/01/44	52,864	51,937
FHLMC	AA+	4.50	05/01/48	58,415	57,391
FHLMC	AA+	5.00	02/01/26	2,036	2,018
FHLMC	AA+	5.00	06/01/52	851,145	836,209

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	5.00	12/01/52	$495,706	$485,942
FHLMC	AA+	5.50	07/01/32	12,442	12,676
FHLMC	AA+	5.50	05/01/33	6,875	6,851
FHLMC	AA+	5.50	06/01/37	53,251	54,743
FHLMC ARM	AA+	1.93	10/01/51	594,414	515,525
FHLMC Strip	AA+	3.00	06/15/42	177,924	163,639
FHLMC Strip	AA+	3.00	01/15/43	58,751	53,153
FNMA	AA+	1.82	09/01/51	659,788	572,845
FNMA	AA+	2.00	11/01/35	215,006	191,723
FNMA	AA+	2.00	07/01/36	804,073	717,377
FNMA	AA+	2.00	10/01/50	145,475	119,778
FNMA	AA+	2.00	11/01/51	435,042	356,124
FNMA	AA+	2.00	03/01/52	275,125	225,678
FNMA	AA+	2.34	05/01/36	500,000	396,201
FNMA	AA+	2.50	02/01/33	107,830	97,939
FNMA	AA+	2.50	06/01/35	349,470	318,994
FNMA	AA+	2.50	10/01/35	335,573	308,776
FNMA	AA+	2.50	04/01/42	1,054,373	915,595
FNMA	AA+	2.50	05/01/46	219,133	188,483
FNMA	AA+	2.50	12/01/50	60,680	52,249
FNMA	AA+	2.50	01/01/51	376,670	323,246
FNMA	AA+	2.50	03/01/51	892,171	767,405
FNMA	AA+	2.50	03/01/51	343,509	294,793
FNMA	AA+	2.50	04/01/51	162,472	138,454
FNMA	AA+	2.50	12/01/51	362,086	307,548
FNMA	AA+	2.50	05/01/52	937,616	799,278
FNMA	AA+	3.00	06/01/33	127,870	119,580
FNMA	AA+	3.00	09/01/33	78,902	73,813
FNMA	AA+	3.00	01/01/43	226,187	204,184
FNMA	AA+	3.00	02/01/43	64,476	58,209
FNMA	AA+	3.00	03/01/43	126,359	114,072
FNMA	AA+	3.00	09/01/43	121,107	109,325
FNMA	AA+	3.00	12/01/47	19,601	17,467
FNMA	AA+	3.00	03/01/48	56,812	50,816
FNMA	AA+	3.00	03/01/50	65,554	58,255
FNMA	AA+	3.00	01/01/52	570,321	502,642
FNMA	AA+	3.10	06/01/29	150,000	134,439
FNMA	AA+	3.50	08/01/38	83,132	77,941
FNMA	AA+	3.50	10/01/41	53,677	49,729
FNMA	AA+	3.50	11/01/41	83,396	78,079
FNMA	AA+	3.50	12/01/41	59,579	55,504
FNMA	AA+	3.50	04/01/42	91,697	84,207
FNMA	AA+	3.50	08/01/42	105,640	98,847
FNMA	AA+	3.50	08/01/43	143,333	133,554
FNMA	AA+	3.50	08/01/43	116,230	108,154
FNMA	AA+	3.50	04/01/45	103,699	96,540
FNMA	AA+	3.50	09/01/47	56,902	52,921
FNMA	AA+	3.50	06/01/51	559,644	511,765
FNMA	AA+	3.50	05/01/52	489,166	447,517
FNMA	AA+	4.00	01/01/31	41,427	40,427
FNMA	AA+	4.00	07/01/40	70,547	67,833
FNMA	AA+	4.00	11/01/40	32,997	31,727
FNMA	AA+	4.00	05/01/41	29,360	27,818
FNMA	AA+	4.00	11/01/45	71,797	68,656
FNMA	AA+	4.00	02/01/47	62,137	59,472
FNMA	AA+	4.00	04/01/49	260,057	247,956

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	4.00	03/01/50	$241,540	$228,988
FNMA	AA+	4.00	07/01/52	190,707	179,703
FNMA	AA+	4.00	07/01/56	279,408	262,746
FNMA	AA+	4.50	05/01/30	11,979	11,757
FNMA	AA+	4.50	06/01/34	17,395	17,034
FNMA	AA+	4.50	08/01/35	9,818	9,619
FNMA	AA+	4.50	05/01/39	31,321	30,929
FNMA	AA+	4.50	05/01/39	18,268	18,040
FNMA	AA+	4.50	05/01/40	36,906	34,953
FNMA	AA+	4.50	10/01/40	146,521	144,312
FNMA	AA+	4.50	11/01/47	44,109	43,995
FNMA	AA+	4.50	11/01/47	27,641	27,125
FNMA	AA+	4.50	05/01/50	356,256	346,539
FNMA	AA+	4.57	02/01/53	295,001	283,912
FNMA	AA+	4.81	09/01/29	373,169	372,523
FNMA	AA+	5.00	06/01/33	17,926	18,044
FNMA	AA+	5.00	10/01/33	20,435	20,580
FNMA	AA+	5.00	11/01/33	50,895	51,257
FNMA	AA+	5.00	11/01/33	12,550	12,640
FNMA	AA+	5.00	03/01/34	6,878	6,927
FNMA	AA+	5.00	04/01/34	12,975	12,945
FNMA	AA+	5.00	09/01/35	6,089	6,132
FNMA	AA+	5.00	11/25/35	25,102	24,756
FNMA	AA+	5.00	08/01/37	57,712	58,124
FNMA	AA+	5.00	05/01/39	25,090	24,936
FNMA	AA+	5.00	06/01/52	917,584	900,100
FNMA	AA+	5.50	06/01/48	5,966	6,065
FNMA	AA+	6.00	05/01/32	3,759	3,865
FNMA	AA+	6.00	04/01/33	17,086	17,252
FNMA	AA+	6.00	05/01/33	7,703	7,771
FNMA	AA+	6.00	06/01/34	6,153	6,225
FNMA	AA+	6.00	09/01/34	1,624	1,638
FNMA	AA+	6.00	10/01/34	14,284	14,428
FNMA	AA+	6.00	01/01/37	8,405	8,728
FNMA	AA+	6.00	04/01/37	1,537	1,556
FNMA	AA+	6.00	05/01/37	1,906	1,890
FNMA	AA+	6.00	10/25/44	44,477	43,798
FNMA	AA+	6.00	12/25/49	9,874	9,886
FNMA	AA+	6.00	11/01/52	675,672	685,645
FNMA	AA+	6.50	05/01/32	16,971	17,346
FNMA	AA+	6.50	07/01/34	4,016	4,100
FNMA	AA+	6.50	05/01/37	16,426	16,449
FNMA	AA+	7.00	04/01/32	871	868
FNMA	AA+	7.50	06/01/31	1,472	1,498
FNMA	AA+	7.50	02/01/32	1,942	1,989
FNMA	AA+	7.50	06/01/32	1,284	1,342
FNMA	AA+	8.00	04/01/32	1,120	1,122
FNMA Strip	AA+	3.00	08/25/42	54,230	48,660
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	52,575	48,136
GNMA (3)	AA+	2.50	10/20/51	183,087	154,953
GNMA (3)	AA+	3.00	07/15/46	198,477	178,749
GNMA (3)	AA+	3.00	10/20/51	183,853	160,621
GNMA (3)	AA+	4.00	08/15/41	49,824	48,484
GNMA (3)	AA+	4.00	01/15/42	131,242	127,671
GNMA (3)	AA+	4.00	08/20/42	37,683	36,588
GNMA (3)	AA+	4.50	04/20/31	29,655	28,962

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	4.50	10/15/40	$57,541	$56,839
GNMA (3)	AA+	4.50	10/20/43	99,091	96,686
GNMA (3)	AA+	5.00	06/20/39	44,030	43,292
GNMA (3)	AA+	6.50	04/15/31	1,306	1,332
GNMA (3)	AA+	6.50	10/15/31	829	845
GNMA (3)	AA+	6.50	12/15/31	391	399
GNMA (3)	AA+	6.50	05/15/32	3,044	3,103
GNMA (3)	AA+	7.00	05/15/31	869	894
GNMA (3)	AA+	7.00	05/15/32	307	304

					22,198,325

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FFCB	AA+	6.22	06/06/33	600,000	598,073

CORPORATE DEBT (8.4%)
COMMUNICATION SERVICES (0.7%)
AT&T, Inc.	BBB	2.75	06/01/31	290,000	244,690
Comcast Corp.	A-	3.40	04/01/30	300,000	275,641
Sprint LLC	BBB-	7.63	03/01/26	155,000	161,010
T-Mobile USA, Inc.	BBB	3.38	04/15/29	165,000	149,003
Verizon Communications, Inc.	BBB+	4.02	12/03/29	415,000	388,558
Warnermedia Holdings, Inc.	BBB-	4.28	03/15/32	180,000	159,638

					1,378,540

CONSUMER DISCRETIONARY (0.7%)
Amazon.com, Inc.	AA	1.20	06/03/27	65,000	57,031
AutoZone, Inc.	BBB	3.25	04/15/25	200,000	191,408
AutoZone, Inc.	BBB	3.75	04/18/29	65,000	60,093
Best Buy Co., Inc.	BBB+	1.95	10/01/30	110,000	88,608
Brunswick Corp.	BBB-	2.40	08/18/31	240,000	183,984
Expedia Group, Inc.	BBB	5.00	02/15/26	180,000	177,454
General Motors Financial Co., Inc.	BBB	6.05	10/10/25	100,000	100,175
Harman International Industries, Inc.	A	4.15	05/15/25	300,000	291,238
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	150,000	146,025

					1,296,016

CONSUMER STAPLES (0.2%)
Bunge Ltd. Finance Corp.	BBB+	2.75	05/14/31	115,000	96,535
Hormel Foods Corp.	A-	1.80	06/11/30	140,000	116,847
Sysco Corp.	BBB	3.75	10/01/25	100,000	96,694

					310,076

ENERGY (0.1%)
Energy Transfer LP	BBB-	5.55	02/15/28	65,000	64,818
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	BBB-	5.50	03/01/30	120,000	115,484

					180,302

FINANCIALS (3.7%)
Aflac, Inc.	A-	1.13	03/15/26	165,000	147,673
Alleghany Corp.	AA	3.63	05/15/30	160,000	148,524
Allstate Corp.	A-	0.75	12/15/25	55,000	49,259
American Express Co.	BBB+	3.00	10/30/24	70,000	67,482
American Express Co.	BBB	3.63	12/05/24	250,000	242,814
Bank of America Corp.	A-	2.97	02/04/33	325,000	270,928
Bank of America Corp.	A-	3.37	01/23/26	165,000	158,088
Bank of America Corp.	BBB+	3.95	04/21/25	300,000	290,518
Block Financial LLC	BBB	5.25	10/01/25	350,000	342,304

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIALS (CONTINUED)
Capital One Financial Corp.	BBB	4.93	05/10/28	$115,000	$109,114
Citigroup, Inc.	BBB+	3.79	03/17/33	195,000	172,284
Citigroup, Inc.	BBB+	3.98	03/20/30	220,000	203,420
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	239,763
Citizens Financial Group, Inc.	BBB	4.35	08/01/25	100,000	94,294
Fairfax U.S., Inc.†	BBB	4.88	08/13/24	250,000	245,080
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	295,945
Goldman Sachs Group, Inc.	BBB+	2.60	02/07/30	450,000	383,255
JPMorgan Chase & Co.	A-	1.47	09/22/27	350,000	308,988
JPMorgan Chase & Co.	A-	5.35	06/01/34	200,000	201,594
JPMorgan Chase & Co.	BBB+	5.72	09/14/33	155,000	157,246
Kemper Corp.	BBB-	3.80	02/23/32	165,000	136,281
Lincoln National Corp.	BBB+	4.00	09/01/23	250,000	248,681
Mercury General Corp.	BBB	4.40	03/15/27	125,000	118,220
Morgan Stanley	A-	2.70	01/22/31	450,000	382,722
PNC Financial Svcs. Group, Inc.	A-	5.81	06/12/26	180,000	178,905
Signet UK Finance PLC	BB-	4.70	06/15/24	250,000	242,625
Stifel Financial Corp.	BBB-	4.25	07/18/24	75,000	73,417
Synchrony Financial	BBB-	3.70	08/04/26	400,000	358,908
Truist Financial Corp.	A-	4.87	01/26/29	125,000	120,147
US Bancorp	A	4.65	02/01/29	270,000	257,928
US Bancorp	A	5.78	06/12/29	60,000	59,982
Voya Financial, Inc.	BBB+	3.65	06/15/26	250,000	235,801
Wells Fargo & Co.	BBB+	3.35	03/02/33	315,000	269,594
Wells Fargo & Co.	BBB+	3.53	03/24/28	115,000	107,335

					6,919,119

HEALTH CARE (0.7%)
AbbVie, Inc.	BBB+	4.25	11/14/28	175,000	169,743
Amgen, Inc.	BBB+	5.25	03/02/33	100,000	100,128
Baxter International, Inc.	BBB	2.54	02/01/32	100,000	81,002
CVS Health Corp.	BBB	3.75	04/01/30	389,000	356,821
Elevance Health, Inc.	A	2.88	09/15/29	255,000	224,707
Merck & Co., Inc.	A+	2.15	12/10/31	165,000	136,709
Thermo Fisher Scientific, Inc.	A-	2.00	10/15/31	375,000	305,939

					1,375,049

INDUSTRIALS (0.3%)
Boeing Co.	BBB-	4.88	05/01/25	180,000	177,442
Lennox International, Inc.	BBB	1.70	08/01/27	155,000	134,699
Verisk Analytics, Inc.	BBB	4.00	06/15/25	175,000	169,830

					481,971

INFORMATION TECHNOLOGY (1.0%)
Apple, Inc.	AA+	2.05	09/11/26	200,000	184,297
Applied Materials, Inc.	A	3.90	10/01/25	225,000	220,005
Broadcom Corp./Broadcom Cayman Finance Ltd.	BBB-	3.88	01/15/27	225,000	214,558
Intel Corp.	A	5.20	02/10/33	165,000	166,564
Mastercard, Inc.	A+	3.30	03/26/27	300,000	286,562
Oracle Corp.	BBB	4.90	02/06/33	265,000	257,237
PayPal Hldgs., Inc.	A-	2.65	10/01/26	290,000	269,453
QUALCOMM, Inc.	A	4.25	05/20/32	65,000	63,296
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	250,000	208,774

					1,870,746

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
MATERIALS (0.3%)
AptarGroup, Inc.	BBB-	3.60	03/15/32	$165,000	$141,545
Eagle Materials, Inc.	BBB	2.50	07/01/31	200,000	163,115
Sherwin-Williams Co.	BBB	3.95	01/15/26	350,000	338,892

					643,552

REAL ESTATE (0.5%)
Alexandria Real Estate Equities, Inc.	BBB+	4.75	04/15/35	35,000	32,474
Boston Properties LP	BBB+	3.25	01/30/31	300,000	244,424
Boston Properties LP	BBB+	6.50	01/15/34	50,000	50,314
Equinix, Inc.	BBB	1.45	05/15/26	260,000	232,129
Prologis LP	A	1.75	07/01/30	140,000	112,476
Realty Income Corp.	A-	4.85	03/15/30	65,000	62,835
Realty Income Corp.	A-	5.05	01/13/26	120,000	118,942

					853,594

UTILITIES (0.2%)
National Fuel Gas Co.	BBB-	5.20	07/15/25	100,000	97,956
NextEra Energy Capital Hldgs., Inc.	BBB+	3.55	05/01/27	180,000	169,558
Southern Co.	BBB	3.25	07/01/26	50,000	47,030

					314,544

TOTAL CORPORATE DEBT					15,623,509

TOTAL LONG-TERM DEBT SECURITIES (Cost: $71,640,270) 34.7%					64,419,592

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.5%)
U.S. Treasury Bill	A-1+	5.01	07/11/23	3,100,000	3,095,700
U.S. Treasury Bill	A-1+	5.01	07/18/23	500,000	498,821
U.S. Treasury Bill	A-1+	5.04	07/20/23	1,000,000	997,356

					4,591,877

COMMERCIAL PAPER (1.1%)
Cargill Global Funding PLC†	A-1	5.00	07/03/23	2,100,000	2,099,416

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,691,293) 3.6%					6,691,293

TEMPORARY CASH INVESTMENT (0.2%)
Citibank, New York Time Deposit		4.32	07/03/23	363,724	363,724

TOTAL TEMPORARY CASH INVESTMENT (Cost: $363,724) 0.2%					363,724

TOTAL INVESTMENTS (Cost: $148,272,633) 99.5%					184,906,949

OTHER NET ASSETS 0.5%					1,014,027

NET ASSETS 100.0%					$185,920,976

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
AUSTRALIA (5.3%)
CONSUMER DISCRETIONARY (0.3%)
Aristocrat Leisure Ltd.	148,678	$3,847,008

CONSUMER STAPLES (0.2%)
Woolworths Group Ltd.	115,935	3,072,071

ENERGY (0.2%)
Woodside Energy Group Ltd.	67,885	1,570,405
Woodside Energy Group Ltd.	58,606	1,356,767

		2,927,172

FINANCIALS (0.4%)
ANZ Group Hldgs. Ltd.	314,435	4,977,813

HEALTH CARE (0.5%)
Sonic Healthcare Ltd.	289,941	6,895,795

INFORMATION TECHNOLOGY (0.2%)
WiseTech Global Ltd.	47,887	2,568,769

MATERIALS (3.5%)
BHP Group Ltd.	1,321,329	39,724,723
Fortescue Metals Group Ltd.	497,116	7,377,120

		47,101,843

TOTAL AUSTRALIA		71,390,471

AUSTRIA (0.8%)
ENERGY (0.5%)
OMV AG	142,823	6,065,132

FINANCIALS (0.1%)
Raiffeisen Bank International AG*	118,348	1,878,221

MATERIALS (0.2%)
voestalpine AG	81,087	2,914,233

TOTAL AUSTRIA		10,857,586

DENMARK (4.3%)
CONSUMER DISCRETIONARY (0.7%)
Pandora A/S	104,455	9,336,839

HEALTH CARE (2.8%)
Genmab A/S*	7,704	2,919,640
Novo Nordisk A/S Cl B	219,770	35,503,433

		38,423,073

INDUSTRIALS (0.8%)
AP Moller — Maersk A/S Cl B	6,531	11,483,704

TOTAL DENMARK		59,243,616

FINLAND (1.2%)
FINANCIALS (1.2%)
Nordea Bank Abp	837,405	9,120,780
Sampo OYJ Cl A	166,456	7,476,631

		16,597,411

FRANCE (12.7%)
COMMUNICATION SERVICES (1.3%)
Orange S.A.	607,049	7,094,894

	Shares	Value
COMMON STOCKS (CONTINUED):
FRANCE (CONTINUED)
COMMUNICATION SERVICES (CONTINUED)
Publicis Groupe S.A.	132,464	$10,632,039

		17,726,933

CONSUMER DISCRETIONARY (3.4%)
Hermes International	9,538	20,734,835
La Francaise des Jeux SAEM†	84,953	3,343,948
LVMH Moet Hennessy Louis Vuitton SE	23,922	22,558,414

		46,637,197

CONSUMER STAPLES (0.8%)
Danone S.A.	119,054	7,296,708
L’Oreal S.A.	9,610	4,483,246

		11,779,954

ENERGY (0.9%)
TotalEnergies SE	206,049	11,829,251

FINANCIALS (1.3%)
AXA S.A.	197,246	5,829,413
BNP Paribas S.A.	185,535	11,709,436

		17,538,849

HEALTH CARE (1.4%)
Sanofi	179,438	19,319,309

INDUSTRIALS (2.8%)
Cie de Saint-Gobain	148,602	9,048,669
Dassault Aviation S.A.	99,146	19,865,828
Eiffage S.A.	84,057	8,777,077

		37,691,574

INFORMATION TECHNOLOGY (0.2%)
Dassault Systemes SE	58,195	2,578,913

UTILITIES (0.6%)
Engie S.A.	497,431	8,284,437

TOTAL FRANCE		173,386,417

GERMANY (7.0%)
COMMUNICATION SERVICES (0.6%)
Deutsche Telekom AG	359,340	7,840,984

CONSUMER DISCRETIONARY (2.2%)
Bayerische Motoren Werke AG	149,414	18,380,663
Mercedes-Benz Group AG	129,775	10,446,714

		28,827,377

FINANCIALS (1.7%)
Allianz SE	44,400	10,342,760
Commerzbank AG	351,368	3,895,571
Deutsche Bank AG	774,076	8,138,428

		22,376,759

INDUSTRIALS (1.0%)
Siemens AG	77,220	12,873,820

INFORMATION TECHNOLOGY (0.9%)
SAP SE	87,298	11,926,646

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
GERMANY (CONTINUED)
MATERIALS (0.6%)
BASF SE	106,340	$5,166,812
Heidelberg Materials AG	29,223	2,403,479

		7,570,291

TOTAL GERMANY		91,415,877

HONG KONG (1.0%)
INDUSTRIALS (0.6%)
CK Hutchison Hldgs. Ltd.	1,378,500	8,413,406

REAL ESTATE (0.4%)
Sun Hung Kai Properties Ltd.	447,000	5,647,635

TOTAL HONG KONG		14,061,041

ISRAEL (0.7%)
INFORMATION TECHNOLOGY (0.7%)
Check Point Software Technologies Ltd.*	76,150	9,565,963

ITALY (0.8%)
FINANCIALS (0.8%)
Assicurazioni Generali SpA	118,590	2,411,864
Poste Italiane SpA†	610,040	6,609,124
UniCredit SpA	73,752	1,715,155

		10,736,143

JAPAN (18.6%)
COMMUNICATION SERVICES (0.8%)
Nintendo Co. Ltd.	253,000	11,536,246

CONSUMER DISCRETIONARY (2.5%)
Honda Motor Co. Ltd.	376,400	11,404,981
Iida Group Hldgs. Co. Ltd.	349,900	5,914,133
Toyota Motor Corp.	197,700	3,178,113
Yamaha Motor Co. Ltd.	309,200	8,890,794
ZOZO, Inc.	250,400	5,195,537

		34,583,558

CONSUMER STAPLES (1.8%)
Japan Tobacco, Inc.	747,400	16,375,943
Suntory Beverage & Food Ltd.	204,300	7,407,767

		23,783,710

ENERGY (0.2%)
ENEOS Hldgs., Inc.	261,900	900,395
Inpex Corp.	135,300	1,486,778

		2,387,173

FINANCIALS (1.8%)
Dai-ichi Life Hldgs., Inc.	383,200	7,289,941
Daiwa Securities Group, Inc.	1,465,700	7,554,337
Japan Post Insurance Co. Ltd.	715,200	10,750,924

		25,595,202

	Shares	Value
COMMON STOCKS (CONTINUED):
JAPAN (CONTINUED)
HEALTH CARE (1.6%)
Hoya Corp.	56,200	$6,726,642
Takeda Pharmaceutical Co. Ltd.	485,100	15,246,253

		21,972,895

INDUSTRIALS (6.7%)
ITOCHU Corp.	340,400	13,524,029
Marubeni Corp.	963,700	16,428,727
Mitsubishi Corp.	326,800	15,803,055
Mitsui & Co. Ltd.	437,700	16,569,440
Mitsui OSK Lines Ltd.	215,600	5,188,227
Nippon Yusen KK	373,800	8,303,320
Sumitomo Corp.	613,300	13,013,850
Yamato Hldgs. Co. Ltd.	57,300	1,038,825

		89,869,473

INFORMATION TECHNOLOGY (3.1%)
Brother Industries Ltd.	410,700	6,012,489
Canon, Inc.	402,900	10,593,091
Keyence Corp.	22,172	10,537,365
Seiko Epson Corp.	469,400	7,329,883
Tokyo Electron Ltd.	51,000	7,346,980

		41,819,808

REAL ESTATE (0.1%)
Daiwa House Industry Co. Ltd.	58,100	1,535,436

TOTAL JAPAN		253,083,501

LUXEMBOURG (0.5%)
MATERIALS (0.5%)
ArcelorMittal S.A.	257,349	7,022,190

NETHERLANDS (4.2%)
CONSUMER STAPLES (0.8%)
Koninklijke Ahold Delhaize N.V.	298,951	10,193,077

FINANCIALS (1.0%)
ING Groep N.V.	973,318	13,123,083

INFORMATION TECHNOLOGY (2.4%)
ASML Hldg. N.V.	45,057	32,684,121

TOTAL NETHERLANDS		56,000,281

NORWAY (1.4%)
ENERGY (1.4%)
Aker BP ASA	81,223	1,905,472
Equinor ASA	624,443	18,181,806

		20,087,278

FINANCIALS (0.0%) (2)
Gjensidige Forsikring ASA	45,187	723,838

TOTAL NORWAY		20,811,116

SINGAPORE (0.7%)
FINANCIALS (0.7%)
DBS Group Hldgs. Ltd.	397,800	9,289,737

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
SPAIN (3.7%)
COMMUNICATION SERVICES (0.7%)
Telefonica S.A.	2,222,895	$9,025,690

CONSUMER DISCRETIONARY (0.3%)
Industria de Diseno Textil S.A.	88,596	3,436,759

FINANCIALS (2.1%)
Banco Bilbao Vizcaya Argentaria S.A.	1,781,542	13,688,311
Banco Santander S.A.	3,920,468	14,515,444

		28,203,755

UTILITIES (0.6%)
Redeia Corp. S.A.	506,195	8,513,475

TOTAL SPAIN		49,179,679

SWEDEN (0.4%)
FINANCIALS (0.4%)
Svenska Handelsbanken AB Cl A	590,861	4,946,401

SWITZERLAND (10.7%)
CONSUMER DISCRETIONARY (1.7%)
Cie Financiere Richemont S.A. Cl A	86,482	14,691,346
Swatch Group AG	28,795	8,419,906

		23,111,252

CONSUMER STAPLES (2.1%)
Chocoladefabriken Lindt & Spruengli AG	29	3,599,652
Nestle S.A.	203,179	24,442,094

		28,041,746

FINANCIALS (2.0%)
Partners Group Hldg. AG	8,102	7,639,321
UBS Group AG	657,160	13,320,503
Zurich Insurance Group AG	12,375	5,886,976

		26,846,800

HEALTH CARE (4.5%)
Novartis AG	250,311	25,237,624
Roche Hldg. AG	85,771	26,201,936
Sonova Hldg. AG	30,483	8,134,459

		59,574,019

MATERIALS (0.4%)
Glencore PLC	989,638	5,610,472

TOTAL SWITZERLAND		143,184,289

UNITED KINGDOM (13.2%)
COMMUNICATION SERVICES (0.9%)
Vodafone Group PLC	7,092,690	6,686,404
WPP PLC	469,828	4,924,060

		11,610,464

	Shares	Value
COMMON STOCKS (CONTINUED):
UNITED KINGDOM (CONTINUED)
CONSUMER DISCRETIONARY (0.7%)
Barratt Developments PLC	294,798	$1,549,193
Burberry Group PLC	297,311	8,021,543

		9,570,736

CONSUMER STAPLES (2.7%)
British American Tobacco PLC	367,971	12,224,557
Haleon PLC	425,895	1,747,867
Imperial Brands PLC	704,947	15,601,780
J Sainsbury PLC	1,881,056	6,429,591

		36,003,795

ENERGY (1.4%)
Shell PLC	642,115	19,153,111

FINANCIALS (2.7%)
3i Group PLC	343,652	8,517,081
Barclays PLC	5,504,642	10,752,552
Direct Line Insurance Group PLC	1,248,333	2,158,085
Lloyds Banking Group PLC	16,302,538	9,036,223
NatWest Group PLC	1,955,943	5,977,616

		36,441,557

HEALTH CARE (0.5%)
GSK PLC	340,716	6,037,648

INDUSTRIALS (2.1%)
BAE Systems PLC	1,265,791	14,923,492
RELX PLC	399,940	13,340,713

		28,264,205

MATERIALS (2.2%)
Anglo American PLC	452,088	12,871,012
Rio Tinto PLC	254,051	16,142,960

		29,013,972

TOTAL UNITED KINGDOM		176,095,488

UNITED STATES (8.0%)
FINANCIALS (8.0%)
iShares Core MSCI Emerging Markets ETF	989,560	48,775,412
iShares MSCI Emerging Markets ex China ETF	200,000	10,396,000
Vanguard FTSE Emerging Markets ETF	1,191,868	48,485,190

		107,656,602

TOTAL COMMON STOCKS
(Cost: $1,280,324,859) 95.2%		1,284,523,809

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount		Value
SHORT-TERM DEBT SECURITIES:
UNITED STATES (0.2%)
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill (1)	A-1+	5.04	07/25/23		$3,000,000	$2,989,975

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,989,975) 0.2%						2,989,975

TEMPORARY CASH INVESTMENT (4.4%)
BNP Paribas, Paris Time Deposit		1.97	07/03/23	DKK	1,895	278
HSBC Hong Kong Bank, Hong Kong Time Deposit		3.47	07/03/23	HKD	3,676,332	469,156
MUFG Bank, Ltd., Tokyo Time Deposit		(0.37)	07/03/23	JPY	51,125,670	354,387
Nordea Bank Abp, Oslo Time Deposit		2.60	07/03/23	NOK	76,134	7,093
SEB AB, Oslo Time Deposit		2.22	07/03/23	SEK	345	32
SEB AB, Stokholm Time Deposit		4.32	07/03/23	USD	56,409,513	56,409,514
Sumitomo Mitsui Banking Corp., Tokyo Time Deposit		2.37	07/03/23	EUR	2,662	2,905
Sumitomo Mitsui Banking Corp., Tokyo Time Deposit		3.92	07/03/23	GBP	1,405,934	1,785,325

						59,028,690

TOTAL TEMPORARY CASH INVESTMENT (Cost: $59,028,690) 4.4%						59,028,690

TOTAL INVESTMENTS (Cost: $1,342,343,524) 99.8%						1,346,542,474

OTHER NET ASSETS 0.2%						2,647,557

NET ASSETS 100.0%						$1,349,190,031

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (8.2%)
Activision Blizzard, Inc.*	98	$8,261
Alphabet, Inc. Cl A*	818	97,915
Alphabet, Inc. Cl C*	703	85,042
AT&T, Inc.	984	15,695
Charter Communications, Inc. Cl A*	15	5,511
Comcast Corp. Cl A	573	23,808
Electronic Arts, Inc.	36	4,669
Fox Corp. Cl A	38	1,292
Fox Corp. Cl B	19	606
Interpublic Group of Cos., Inc.	54	2,083
Match Group, Inc.*	38	1,590
Meta Platforms, Inc. Cl A*	305	87,529
Netflix, Inc.*	62	27,310
News Corp. Cl A	52	1,014
News Corp. Cl B	16	315
Omnicom Group, Inc.	28	2,664
Paramount Global Cl B	70	1,114
Take-Two Interactive Software, Inc.*	22	3,238
T-Mobile US, Inc.*	80	11,112
Verizon Communications, Inc.	579	21,533
Walt Disney Co.*	252	22,499
Warner Bros Discovery, Inc.*	305	3,825

		428,625

CONSUMER DISCRETIONARY (10.4%)
Advance Auto Parts, Inc.	11	773
Aptiv PLC*	54	5,513
AutoZone, Inc.*	3	7,480
Bath & Body Works, Inc.	45	1,687
Best Buy Co., Inc.	38	3,114
Booking Hldgs., Inc.*	7	18,902
BorgWarner, Inc.	46	2,250
CarMax, Inc.*	31	2,595
Carnival Corp.*	200	3,766
Chipotle Mexican Grill, Inc. Cl A*	5	10,695
Darden Restaurants, Inc.	24	4,010
Domino’s Pizza, Inc.	7	2,359
DR Horton, Inc.	62	7,545
eBay, Inc.	106	4,737
Etsy, Inc.*	24	2,031
Expedia Group, Inc.*	28	3,063
Ford Motor Co.	785	11,877
Garmin Ltd.	30	3,129
General Motors Co.	277	10,681
Genuine Parts Co.	28	4,738
Hasbro, Inc.	26	1,684
Hilton Worldwide Hldgs., Inc.	52	7,569
Home Depot, Inc.	202	62,749
Las Vegas Sands Corp.*	65	3,770
Lennar Corp. Cl A	50	6,266
LKQ Corp.	50	2,913
Lowe’s Cos., Inc.	119	26,858
Marriott International, Inc. Cl A	51	9,368

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
McDonald’s Corp.	145	$43,269
Mohawk Industries, Inc.*	10	1,032
NIKE, Inc. Cl B	246	27,151
Norwegian Cruise Line Hldgs. Ltd.*	84	1,829
NVR, Inc.*	1	6,351
O’Reilly Automotive, Inc.*	12	11,464
Pool Corp.	7	2,622
PulteGroup, Inc.	44	3,418
Ralph Lauren Corp. Cl A	8	986
Ross Stores, Inc.	68	7,625
Starbucks Corp.	229	22,685
Tapestry, Inc.	46	1,969
Tesla, Inc.*	538	140,832
TJX Cos., Inc.	230	19,502
Tractor Supply Co.	21	4,643
Ulta Beauty, Inc.*	10	4,706
VF Corp.	66	1,260
Whirlpool Corp.	10	1,488
Wynn Resorts Ltd.	20	2,112
Yum! Brands, Inc.	55	7,620

		544,686

CONSUMER STAPLES (6.4%)
Altria Group, Inc.	370	16,761
Archer-Daniels-Midland Co.	112	8,463
Brown-Forman Corp. Cl B	37	2,471
Bunge Ltd.	31	2,925
Campbell Soup Co.	41	1,874
Clorox Co.	25	3,976
Coca-Cola Co.	806	48,537
Colgate-Palmolive Co.	171	13,174
Conagra Brands, Inc.	98	3,305
Constellation Brands, Inc. Cl A	33	8,122
Costco Wholesale Corp.	91	48,993
Dollar General Corp.	45	7,640
Dollar Tree, Inc.*	43	6,170
Estee Lauder Cos., Inc. Cl A	48	9,426
General Mills, Inc.	121	9,281
Hormel Foods Corp.	60	2,413
J M Smucker Co.	22	3,249
Kellogg Co.	53	3,572
Keurig Dr Pepper, Inc.	174	5,441
Kimberly-Clark Corp.	69	9,526
Kraft Heinz Co.	165	5,857
Kroger Co.	135	6,345
Lamb Weston Hldgs., Inc.	30	3,448
McCormick & Co., Inc.	52	4,536
Molson Coors Beverage Co. Cl B	38	2,502
Monster Beverage Corp.*	158	9,076
Procter & Gamble Co.	488	74,049
Sysco Corp.	105	7,791
Tyson Foods, Inc. Cl A	59	3,011
Walgreens Boots Alliance, Inc.	148	4,217

		336,151

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (4.0%)
APA Corp.	43	$1,469
Baker Hughes Co. Cl A	138	4,362
Chevron Corp.	239	37,607
ConocoPhillips	166	17,199
Coterra Energy, Inc.	104	2,631
Devon Energy Corp.	88	4,254
Diamondback Energy, Inc.	25	3,284
EOG Resources, Inc.	81	9,270
EQT Corp.	50	2,056
Exxon Mobil Corp.	554	59,417
Halliburton Co.	124	4,091
Hess Corp.	38	5,166
Kinder Morgan, Inc.	271	4,667
Marathon Oil Corp.	85	1,957
Marathon Petroleum Corp.	59	6,879
Occidental Petroleum Corp.	99	5,821
ONEOK, Inc.	61	3,765
Phillips 66	63	6,009
Pioneer Natural Resources Co.	32	6,630
Schlumberger N.V.	195	9,578
Targa Resources Corp.	31	2,359
Valero Energy Corp.	50	5,865
Williams Cos., Inc.	167	5,449

		209,785

FINANCIALS (14.5%)
Aflac, Inc.	76	5,305
Allstate Corp.	36	3,925
American Express Co.	82	14,284
American International Group, Inc.	100	5,754
Ameriprise Financial, Inc.	14	4,650
Aon PLC Cl A	28	9,666
Arch Capital Group Ltd.*	51	3,817
Arthur J. Gallagher & Co.	29	6,368
Assurant, Inc.	7	880
Bank of America Corp.	950	27,255
Bank of New York Mellon Corp.	99	4,407
Berkshire Hathaway, Inc. Cl B*	245	83,545
BlackRock, Inc. Cl A	20	13,823
Brown & Brown, Inc.	32	2,203
Capital One Financial Corp.	52	5,687
Cboe Global Markets, Inc.	14	1,932
Charles Schwab Corp.	204	11,563
Chubb Ltd.	57	10,976
Cincinnati Financial Corp.	21	2,044
Citigroup, Inc.	266	12,247
Citizens Financial Group, Inc.	67	1,747
CME Group, Inc. Cl A	49	9,079
Comerica, Inc.	18	762
Discover Financial Svcs.	35	4,090
Everest Re Group Ltd.	5	1,709
FactSet Research Systems, Inc.	5	2,003
Fidelity National Information Svcs., Inc.	82	4,485
Fifth Third Bancorp	94	2,464

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Fiserv, Inc.*	90	$11,354
FleetCor Technologies, Inc.*	10	2,511
Franklin Resources, Inc.	39	1,042
Global Payments, Inc.	36	3,547
Global X S&P 500 Catholic Values ETF	2,299	125,158
Globe Life, Inc.	12	1,315
Goldman Sachs Group, Inc.	46	14,837
Hartford Financial Svcs. Group, Inc.	43	3,097
Huntington Bancshares, Inc.	198	2,134
Intercontinental Exchange, Inc.	77	8,707
Invesco Ltd.	63	1,059
Jack Henry & Associates, Inc.	10	1,673
JPMorgan Chase & Co.	401	58,321
KeyCorp.	128	1,183
Lincoln National Corp.	21	541
Loews Corp.	26	1,544
M&T Bank Corp.	23	2,846
MarketAxess Hldgs., Inc.	5	1,307
Marsh & McLennan Cos., Inc.	68	12,789
Mastercard, Inc. Cl A	115	45,230
MetLife, Inc.	89	5,031
Moody’s Corp.	21	7,302
Morgan Stanley	179	15,287
MSCI, Inc. Cl A	11	5,162
Nasdaq, Inc.	46	2,293
Northern Trust Corp.	28	2,076
PayPal Hldgs., Inc.*	153	10,210
PNC Financial Svcs. Group, Inc.	55	6,927
Principal Financial Group, Inc.	31	2,351
Progressive Corp.	80	10,590
Prudential Financial, Inc.	50	4,411
Raymond James Financial, Inc.	26	2,698
Regions Financial Corp.	128	2,281
S&P Global, Inc.	45	18,040
State Street Corp.	46	3,366
Synchrony Financial	59	2,001
T. Rowe Price Group, Inc.	30	3,361
Travelers Cos., Inc.	31	5,383
Truist Financial Corp.	182	5,524
U.S. Bancorp	192	6,344
Visa, Inc. Cl A	222	52,721
Wells Fargo & Co.	514	21,938
Willis Towers Watson PLC	15	3,533
WR Berkley Corp.	28	1,668
Zions Bancorporation	20	537

		757,900

HEALTH CARE (13.4%)
Align Technology, Inc.*	31	10,963
AmerisourceBergen Corp.	71	13,663
Baxter International, Inc.	220	10,023
Boston Scientific Corp.*	625	33,806
Cardinal Health, Inc.	111	10,497
Cigna Group	129	36,198

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Contra ABIOMED, Inc. — contingent value rights*	20	$0	††
CVS Health Corp.	558	38,575
DaVita, Inc.*	24	2,411
DENTSPLY SIRONA, Inc.	93	3,722
Dexcom, Inc.*	169	21,718
Edwards Lifesciences Corp.*	264	24,903
Elevance Health, Inc.	104	46,206
GE HealthCare Technologies, Inc.	158	12,836
Gilead Sciences, Inc.	543	41,849
Henry Schein, Inc.*	57	4,623
Hologic, Inc.*	107	8,664
Humana, Inc.	55	24,592
IDEXX Laboratories, Inc.*	36	18,080
Incyte Corp.*	81	5,042
Insulet Corp.*	30	8,650
Intuitive Surgical, Inc.*	153	52,317
IQVIA Hldgs., Inc.*	81	18,206
Laboratory Corp. of America Hldgs.	39	9,412
McKesson Corp.	59	25,211
Medtronic PLC	579	51,010
Mettler-Toledo International, Inc.*	10	13,116
Molina Healthcare, Inc.*	26	7,832
Quest Diagnostics, Inc.	49	6,888
ResMed, Inc.	64	13,984
STERIS PLC	43	9,674
Stryker Corp.	147	44,848
Teleflex, Inc.	21	5,083
Waters Corp.*	26	6,930
West Pharmaceutical Svcs., Inc.	32	12,239
Zimmer Biomet Hldgs., Inc.	91	13,250
Zoetis, Inc. Cl A	201	34,614

		701,635

INDUSTRIALS (8.4%)
3M Co.	104	10,409
Alaska Air Group, Inc.*	24	1,276
Allegion PLC	17	2,040
American Airlines Group, Inc.*	123	2,207
AMETEK, Inc.	44	7,123
AO Smith Corp.	24	1,747
Automatic Data Processing, Inc.	77	16,924
Axon Enterprise, Inc.*	13	2,537
Broadridge Financial Solutions, Inc.	22	3,644
Carrier Global Corp.	157	7,804
Caterpillar, Inc.	97	23,867
Ceridian HCM Hldg., Inc.*	29	1,942
CH Robinson Worldwide, Inc.	22	2,076
Cintas Corp.	16	7,953
Copart, Inc.*	81	7,388
CSX Corp.	382	13,026
Cummins, Inc.	27	6,619

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Deere & Co.	51	$20,665
Delta Air Lines, Inc.*	121	5,752
Dover Corp.	26	3,839
Eaton Corp. PLC	75	15,082
Emerson Electric Co.	108	9,762
Equifax, Inc.	23	5,412
Expeditors International of Washington, Inc.	29	3,513
Fastenal Co.	108	6,371
FedEx Corp.	44	10,908
Fortive Corp.	67	5,010
Generac Hldgs., Inc.*	12	1,790
Howmet Aerospace, Inc.	70	3,469
IDEX Corp.	14	3,014
Illinois Tool Works, Inc.	52	13,008
Ingersoll Rand, Inc.	76	4,967
JB Hunt Transport Svcs., Inc.	16	2,896
Johnson Controls International PLC	129	8,790
Masco Corp.	43	2,467
Nordson Corp.	10	2,482
Norfolk Southern Corp.	43	9,751
Old Dominion Freight Line, Inc.	17	6,286
Otis Worldwide Corp.	78	6,943
PACCAR, Inc.	99	8,281
Parker-Hannifin Corp.	24	9,361
Paychex, Inc.	60	6,712
Paycom Software, Inc.	9	2,891
Pentair PLC	31	2,003
Quanta Svcs., Inc.	27	5,304
Republic Svcs., Inc. Cl A	39	5,974
Robert Half International, Inc.	20	1,504
Rockwell Automation, Inc.	22	7,248
Rollins, Inc.	44	1,884
Snap-on, Inc.	10	2,882
Southwest Airlines Co.	112	4,055
Stanley Black & Decker, Inc.	28	2,624
Trane Technologies PLC	43	8,224
TransDigm Group, Inc.	10	8,942
Union Pacific Corp.	115	23,531
United Airlines Hldgs., Inc.*	62	3,402
United Parcel Svc., Inc. Cl B	136	24,378
United Rentals, Inc.	13	5,790
Verisk Analytics, Inc. Cl A	28	6,329
Waste Management, Inc.	70	12,139
Westinghouse Air Brake Technologies Corp.	34	3,729
WW Grainger, Inc.	8	6,309
Xylem, Inc.	45	5,068

		439,323

INFORMATION TECHNOLOGY (27.3%)
Accenture PLC Cl A	87	26,846
Adobe, Inc.*	63	30,806
Advanced Micro Devices, Inc.*	222	25,288
Akamai Technologies, Inc.*	21	1,887

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Amphenol Corp. Cl A	82	$6,966
Analog Devices, Inc.	70	13,637
ANSYS, Inc.*	12	3,963
Apple, Inc.	2,031	393,953
Applied Materials, Inc.	116	16,767
Arista Networks, Inc.*	34	5,510
Autodesk, Inc.*	29	5,934
Broadcom, Inc.	58	50,311
Cadence Design Systems, Inc.*	37	8,677
CDW Corp.	18	3,303
Cisco Systems, Inc.	563	29,130
Cognizant Technology Solutions Corp. Cl A	70	4,570
DXC Technology Co.*	31	828
Enphase Energy, Inc.*	19	3,182
EPAM Systems, Inc.*	8	1,798
F5, Inc.*	8	1,170
Fair Isaac Corp.*	3	2,428
First Solar, Inc.*	13	2,471
Fortinet, Inc.*	89	6,728
Gartner, Inc.*	11	3,853
Gen Digital, Inc.	78	1,447
Hewlett Packard Enterprise Co.	177	2,974
HP, Inc.	119	3,654
Intel Corp.	572	19,128
International Business Machines Corp.	125	16,726
Intuit, Inc.	38	17,411
Juniper Networks, Inc.	44	1,379
Keysight Technologies, Inc.*	24	4,019
KLA Corp.	19	9,215
Lam Research Corp.	18	11,571
Microchip Technology, Inc.	76	6,809
Micron Technology, Inc.	150	9,467
Microsoft Corp.	1,021	347,691
Monolithic Power Systems, Inc.	6	3,241
Motorola Solutions, Inc.	23	6,745
NetApp, Inc.	29	2,216
NVIDIA Corp.	339	143,404
NXP Semiconductors N.V.	35	7,164
ON Semiconductor Corp.*	60	5,675
Oracle Corp.	212	25,247
PTC, Inc.*	14	1,992
Qorvo, Inc.*	14	1,428
QUALCOMM, Inc.	153	18,213
Roper Technologies, Inc.	14	6,731
Salesforce, Inc.*	135	28,520
Seagate Technology Hldgs. PLC	26	1,609
ServiceNow, Inc.*	28	15,735
Skyworks Solutions, Inc.	22	2,435
SolarEdge Technologies, Inc.*	7	1,883
Synopsys, Inc.*	21	9,144
TE Connectivity Ltd.	43	6,027
Teledyne Technologies, Inc.*	6	2,467
Teradyne, Inc.	21	2,338

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Texas Instruments, Inc.	125	$22,503
Trimble, Inc.*	34	1,800
Tyler Technologies, Inc.*	5	2,082
VeriSign, Inc.*	12	2,712
Western Digital Corp.*	44	1,669
Zebra Technologies Corp. Cl A*	7	2,071

		1,426,548

MATERIALS (2.4%)
Air Products & Chemicals, Inc.	30	8,986
Albemarle Corp.	16	3,569
Amcor PLC	202	2,016
Avery Dennison Corp.	11	1,890
Ball Corp.	43	2,503
Celanese Corp. Cl A	13	1,505
CF Industries Hldgs., Inc.	27	1,874
Corteva, Inc.	98	5,615
Dow, Inc.	97	5,166
DuPont de Nemours, Inc.	63	4,501
Eastman Chemical Co.	16	1,340
Ecolab, Inc.	34	6,348
FMC Corp.	17	1,774
Freeport-McMoRan, Inc.	197	7,880
International Flavors & Fragrances, Inc.	35	2,786
International Paper Co.	48	1,527
Linde PLC	68	25,913
LyondellBasell Industries N.V. Cl A	34	3,122
Martin Marietta Materials, Inc.	8	3,694
Mosaic Co.	46	1,610
Newmont Corp.	109	4,650
Nucor Corp.	34	5,575
Packaging Corp. of America	12	1,586
PPG Industries, Inc.	32	4,746
Sealed Air Corp.	20	800
Sherwin-Williams Co.	32	8,497
Steel Dynamics, Inc.	22	2,396
Vulcan Materials Co.	18	4,058
Westrock Co.	35	1,017

		126,944

REAL ESTATE (2.5%)
Alexandria Real Estate Equities, Inc.	23	2,610
American Tower Corp.	69	13,382
AvalonBay Communities, Inc.	21	3,975
Boston Properties, Inc.	21	1,209
Camden Property Trust	16	1,742
CBRE Group, Inc. Cl A*	46	3,713
CoStar Group, Inc.*	77	6,853
Crown Castle, Inc.	64	7,292
Digital Realty Trust, Inc.	42	4,783
Equinix, Inc.	13	10,191
Equity Residential	50	3,299
Essex Property Trust, Inc.	9	2,109

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Extra Space Storage, Inc.	20	$2,977
Federal Realty Investment Trust	11	1,065
Host Hotels & Resorts, Inc.	105	1,767
Invitation Homes, Inc.	86	2,958
Iron Mountain, Inc.	43	2,443
Kimco Realty Corp.	92	1,814
Mid-America Apartment Communities, Inc.	17	2,582
Prologis, Inc.	137	16,800
Public Storage	23	6,713
Realty Income Corp.	99	5,919
Regency Centers Corp.	23	1,421
SBA Communications Corp. Cl A	16	3,708
Simon Property Group, Inc.	48	5,543
UDR, Inc.	45	1,933
Welltower, Inc.	73	5,905
Weyerhaeuser Co.	108	3,619

		128,325

UTILITIES (2.5%)
AES Corp.	92	1,907
Alliant Energy Corp.	34	1,784
Ameren Corp.	35	2,859
American Electric Power Co., Inc.	71	5,978
American Water Works Co., Inc.	26	3,712
Atmos Energy Corp.	20	2,327
CenterPoint Energy, Inc.	87	2,536
CMS Energy Corp.	40	2,350
Consolidated Edison, Inc.	48	4,339
Constellation Energy Corp.	44	4,028

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Dominion Energy, Inc.	115	$5,956
DTE Energy Co.	28	3,081
Duke Energy Corp.	106	9,512
Edison International	53	3,681
Entergy Corp.	28	2,726
Evergy, Inc.	31	1,811
Eversource Energy	47	3,333
Exelon Corp.	137	5,581
FirstEnergy Corp.	75	2,916
NextEra Energy, Inc.	277	20,553
NiSource, Inc.	56	1,532
NRG Energy, Inc.	31	1,159
PG&E Corp.*	221	3,819
Pinnacle West Capital Corp.	15	1,222
PPL Corp.	101	2,673
Public Svc. Enterprise Group, Inc.	69	4,320
Sempra Energy	43	6,260
Southern Co.	150	10,538
WEC Energy Group, Inc.	43	3,794
Xcel Energy, Inc.	75	4,663

		130,950

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $4,314,124) 100.0%		5,230,872

TOTAL INVESTMENTS
(Cost: $4,314,124) 100.0%		5,230,872

OTHER NET ASSETS 0.0% (2)		1,288

NET ASSETS 100.0%		$5,232,160

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (31.1%)	5,201,078	$64,077,275
Equity Index Fund (21.6%)	784,668	44,451,465
International Fund (3.0%)	792,799	6,215,542
Mid Cap Value Fund (0.3%)	36,128	581,666
Mid-Cap Equity Index Fund (4.8%)	481,050	9,827,848
Mid-Term Bond Fund (31.3%)	6,810,100	64,491,644
Money Market Fund (7.9%)	1,371,535	16,300,691

TOTAL INVESTMENTS (Cost: $219,117,806) 100.0%		205,946,131

OTHER NET ASSETS -0.0% (2)		(53,129)

NET ASSETS 100.0%		$205,893,002

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.6%)	2,682,686	$33,050,697
Equity Index Fund (23.7%)	467,349	26,475,337
International Fund (5.4%)	761,165	5,967,533
Mid Cap Value Fund (0.5%)	37,285	600,294
Mid-Cap Equity Index Fund (5.2%)	281,613	5,753,349
Mid-Term Bond Fund (28.6%)	3,368,838	31,902,893
Money Market Fund (7.0%)	653,918	7,771,819

TOTAL INVESTMENTS (Cost: $117,384,344) 100.0%		111,521,922

OTHER NET ASSETS -0.0% (2)		(24,224)

NET ASSETS 100.0%		$111,497,698

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.3%)	12,157,790	$149,783,970
Equity Index Fund (24.8%)	2,162,926	122,529,749
International Fund (8.4%)	5,269,225	41,310,726
Mid Cap Value Fund (0.2%)	64,378	1,036,488
Mid-Cap Equity Index Fund (6.7%)	1,621,111	33,119,298
Mid-Term Bond Fund (21.6%)	11,278,347	106,805,946
Money Market Fund (6.4%)	2,670,538	31,739,344
Small Cap Equity Index Fund (0.1%)	52,263	499,630
Small Cap Value Fund (1.5%)	545,115	7,538,936

TOTAL INVESTMENTS (Cost: $513,700,862) 100.0%		494,364,087

OTHER NET ASSETS -0.0% (2)		(71,594)

NET ASSETS 100.0%		$494,292,493

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (27.6%)	24,658,466	$303,792,297
Equity Index Fund (32.1%)	6,237,741	353,368,055
International Fund (10.8%)	15,231,542	119,415,292
Mid Cap Value Fund (0.1%)	73,644	1,185,676
Mid-Cap Equity Index Fund (7.1%)	3,816,657	77,974,309
Mid-Term Bond Fund (15.1%)	17,506,587	165,787,380
Money Market Fund (4.7%)	4,317,856	51,317,718
Small Cap Equity Index Fund (0.8%)	965,437	9,229,580
Small Cap Value Fund (1.7%)	1,375,705	19,025,994

TOTAL INVESTMENTS (Cost: $1,119,792,268) 100.0%		1,101,096,301

OTHER NET ASSETS -0.0% (2)		(145,196)

NET ASSETS 100.0%		$1,100,951,105

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.0%)	22,840,990	$281,400,996
Equity Index Fund (37.4%)	8,089,543	458,272,598
International Fund (13.1%)	20,411,249	160,024,191
Mid Cap Value Fund (0.1%)	75,301	1,212,350
Mid-Cap Equity Index Fund (8.1%)	4,839,914	98,879,438
Mid-Term Bond Fund (11.0%)	14,237,621	134,830,275
Money Market Fund (3.2%)	3,313,219	39,377,607
Small Cap Equity Index Fund (1.2%)	1,554,990	14,865,705
Small Cap Growth Fund (1.2%)	1,181,586	14,710,743
Small Cap Value Fund (1.7%)	1,499,416	20,736,928

TOTAL INVESTMENTS (Cost: $1,212,189,663) 100.0%		1,224,310,831

OTHER NET ASSETS -0.0% (2)		(146,462)

NET ASSETS 100.0%		$1,224,164,369

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (17.7%)	16,520,615	$203,533,971
Equity Index Fund (42.3%)	8,572,586	485,636,977
International Fund (15.7%)	23,040,306	180,636,002
Mid Cap Value Fund (0.1%)	100,496	1,617,987
Mid-Cap Equity Index Fund (11.2%)	6,289,894	128,502,525
Mid-Term Bond Fund (4.8%)	5,803,294	54,957,192
Money Market Fund (2.6%)	2,510,753	29,840,303
Small Cap Equity Index Fund (2.3%)	2,836,929	27,121,046
Small Cap Growth Fund (1.6%)	1,458,932	18,163,708
Small Cap Value Fund (1.7%)	1,387,325	19,186,703

TOTAL INVESTMENTS (Cost: $1,125,390,510) 100.0%		1,149,196,414

OTHER NET ASSETS -0.0% (2)		(107,880)

NET ASSETS 100.0%		$1,149,088,534

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (14.0%)	10,915,606	$134,480,269
Equity Index Fund (48.3%)	8,175,868	463,162,907
International Fund (17.6%)	21,539,713	168,871,350
Mid Cap Value Fund (0.1%)	57,236	921,497
Mid-Cap Equity Index Fund (11.2%)	5,243,884	107,132,545
Mid-Term Bond Fund (0.4%)	441,446	4,180,498
Money Market Fund (2.2%)	1,758,301	20,897,403
Small Cap Equity Index Fund (1.9%)	1,925,589	18,408,635
Small Cap Growth Fund (1.9%)	1,446,343	18,006,972
Small Cap Value Fund (2.4%)	1,630,665	22,552,102

TOTAL INVESTMENTS (Cost: $924,695,178) 100.0%		958,614,178

OTHER NET ASSETS -0.0% (2)		(91,015)

NET ASSETS 100.0%		$958,523,163

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.9%)	7,915,326	$97,516,821
Equity Index Fund (48.9%)	8,535,833	483,554,955
International Fund (18.8%)	23,713,618	185,914,769
Mid Cap Value Fund (0.1%)	42,410	682,794
Mid-Cap Equity Index Fund (12.8%)	6,178,475	126,226,247
Mid-Term Bond Fund (0.9%)	963,892	9,128,054
Money Market Fund (1.9%)	1,570,816	18,669,148
Small Cap Equity Index Fund (2.3%)	2,403,962	22,981,875
Small Cap Growth Fund (2.4%)	1,919,075	23,892,485
Small Cap Value Fund (2.0%)	1,458,862	20,176,057

TOTAL INVESTMENTS (Cost: $951,449,371) 100.0%		988,743,205

OTHER NET ASSETS -0.0% (2)		(74,158)

NET ASSETS 100.0%		$988,669,047

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.5%)	5,285,523	$65,117,641
Equity Index Fund (50.1%)	6,759,792	382,942,236
International Fund (19.5%)	18,940,443	148,493,071
Mid Cap Value Fund (0.1%)	51,499	829,141
Mid-Cap Equity Index Fund (12.9%)	4,813,833	98,346,604
Mid-Term Bond Fund (0.6%)	490,839	4,648,242
Money Market Fund (1.5%)	966,940	11,492,086
Small Cap Equity Index Fund (2.6%)	2,048,622	19,584,830
Small Cap Growth Fund (2.2%)	1,358,199	16,909,574
Small Cap Value Fund (2.0%)	1,124,521	15,552,119

TOTAL INVESTMENTS (Cost: $741,963,073) 100.0%		763,915,544

OTHER NET ASSETS -0.0% (2)		(72,709)

NET ASSETS 100.0%		$763,842,835

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (7.1%)	2,320,255	$28,585,545
Equity Index Fund (49.3%)	3,492,968	197,876,642
International Fund (20.4%)	10,437,608	81,830,845
Mid Cap Value Fund (0.2%)	52,538	845,864
Mid-Cap Equity Index Fund (12.2%)	2,392,485	48,878,469
Mid-Term Bond Fund (0.9%)	386,278	3,658,054
Money Market Fund (1.5%)	490,789	5,833,032
Small Cap Equity Index Fund (2.5%)	1,034,580	9,890,580
Small Cap Growth Fund (2.8%)	914,931	11,390,892
Small Cap Value Fund (3.1%)	891,101	12,323,925

TOTAL INVESTMENTS (Cost: $399,272,176) 100.0%		401,113,848

OTHER NET ASSETS -0.0% (2)		(33,528)

NET ASSETS 100.0%		$401,080,320

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2060 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (5.5%)	883,266	$10,881,831
Equity Index Fund (48.3%)	1,680,414	95,195,430
International Fund (21.3%)	5,357,711	42,004,457
Mid Cap Value Fund (0.4%)	53,460	860,700
Mid-Cap Equity Index Fund (13.4%)	1,290,745	26,369,926
Mid-Term Bond Fund (1.1%)	229,039	2,169,000
Money Market Fund (1.1%)	177,510	2,109,701
Small Cap Equity Index Fund (3.2%)	668,919	6,394,863
Small Cap Growth Fund (2.8%)	434,488	5,409,373
Small Cap Value Fund (2.9%)	415,354	5,744,348

TOTAL INVESTMENTS (Cost: $199,558,796) 100.0%		197,139,629

OTHER NET ASSETS -0.0% (2)		(15,500)

NET ASSETS 100.0%		$197,124,129

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2065 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (3.8%)	156,324	$1,925,906
Equity Index Fund (49.5%)	446,026	25,267,357
International Fund (22.3%)	1,449,939	11,367,522
Mid Cap Value Fund (1.1%)	34,272	551,772
Mid-Cap Equity Index Fund (12.1%)	302,377	6,177,559
Mid-Term Bond Fund (0.3%)	15,228	144,206
Money Market Fund (0.9%)	39,826	473,336
Small Cap Equity Index Fund (3.5%)	186,091	1,779,030
Small Cap Growth Fund (3.1%)	129,326	1,610,108
Small Cap Value Fund (3.4%)	125,516	1,735,886

TOTAL INVESTMENTS (Cost: $50,588,631) 100.0%		51,032,682

OTHER NET ASSETS 0.0%		3,977

NET ASSETS 100.0%		$51,036,659

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.6%)	3,380,232	$41,644,464
Equity Index Fund (27.2%)	781,701	44,283,336
International Fund (6.1%)	1,276,133	10,004,881
Mid-Cap Equity Index Fund (6.1%)	482,808	9,863,761
Mid-Term Bond Fund (35.0%)	6,015,185	56,963,803

TOTAL INVESTMENTS (Cost: $170,455,283) 100.0%		162,760,245

OTHER NET ASSETS -0.0% (2)		(23,550)

NET ASSETS 100.0%		$162,736,695

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.3%)	6,967,729	$85,842,423
Equity Index Fund (37.3%)	2,658,406	150,598,701
International Fund (10.7%)	5,493,699	43,070,599
Mid-Cap Equity Index Fund (16.0%)	3,170,400	64,771,278
Mid-Term Bond Fund (14.7%)	6,269,946	59,376,392

TOTAL INVESTMENTS (Cost: $393,546,828) 100.0%		403,659,393

OTHER NET ASSETS -0.0% (2)		(37,644)

NET ASSETS 100.0%		$403,621,749

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (17.6%)	4,761,849	$58,665,981
Equity Index Fund (37.0%)	2,174,547	123,188,089
International Fund (15.4%)	6,508,497	51,026,619
Mid-Cap Equity Index Fund (20.9%)	3,400,768	69,477,681
Small Cap Growth Fund (4.0%)	1,073,885	13,369,874
Small Cap Value Fund (5.1%)	1,221,552	16,894,068

TOTAL INVESTMENTS (Cost: $318,113,130) 100.0%		332,622,312

OTHER NET ASSETS -0.0% (2)		(33,075)

NET ASSETS 100.0%		$332,589,237

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (53.1%)
U.S. Treasury Bill	A-1+	5.01	08/01/23	$17,000,000	$16,926,989
U.S. Treasury Bill	A-1+	5.03	07/11/23	30,000,000	29,958,242
U.S. Treasury Bill	A-1+	5.03	07/25/23	20,000,000	19,933,333
U.S. Treasury Bill	A-1+	5.04	07/27/23	20,000,000	19,927,565
U.S. Treasury Bill	A-1+	5.07	07/05/23	1,600,000	1,599,102
U.S. Treasury Bill	A-1+	5.08	08/03/23	14,500,000	14,432,857
U.S. Treasury Bill	A-1+	5.11	08/15/23	36,600,000	36,368,231
U.S. Treasury Bill	A-1+	5.13	07/18/23	17,500,000	17,457,853
U.S. Treasury Bill	A-1+	5.14	07/13/23	16,500,000	16,471,854
U.S. Treasury Bill	A-1+	5.14	07/20/23	24,900,000	24,832,867
U.S. Treasury Bill	A-1+	5.15	08/10/23	28,500,000	28,338,005

					226,246,898

U.S. GOVERNMENT AGENCIES (7.6%)
FHLB	A-1+	4.81	07/07/23	18,600,000	18,585,120
FHLB	A-1+	5.02	07/10/23	3,000,000	2,996,250
FHLB	A-1+	5.02	07/14/23	400,000	399,278
FHLB	A-1+	5.04	07/26/23	1,600,000	1,594,422
FHLB	A-1+	5.09	07/21/23	1,300,000	1,296,345
FHLB	A-1+	5.09	07/24/23	6,750,000	6,728,179
FHLB	A-1+	5.10	08/02/23	800,000	796,395

					32,395,989

COMMERCIAL PAPER (39.4%)
Air Products & Chemicals, Inc.†	A-1	5.14	07/19/23	15,250,000	15,210,960
Air Products & Chemicals, Inc.†	A-1	5.24	08/07/23	250,000	248,664
Apple, Inc.†	A-1+	5.06	07/18/23	9,100,000	9,078,299
Archer Daniels Midland Co.†	A-1	5.19	08/11/23	2,700,000	2,684,164
Coca-Cola Co.†	A-1	5.14	08/22/23	8,950,000	8,884,068
Cummins, Inc.†	A-1	5.19	07/17/23	3,000,000	2,993,120
Cummins, Inc.†	A-1	5.24	07/18/23	12,500,000	12,469,247
Illinois Tool Works, Inc.†	A-1	5.26	07/31/23	15,500,000	15,432,575
John Deere Capital Corp.†	A-1	5.32	08/11/23	250,000	248,499
Johnson & Johnson†	A-1+	5.09	07/10/23	3,750,000	3,745,247
Johnson & Johnson†	A-1+	5.12	07/12/23	500,000	499,221
Merck & Co., Inc.†	A-1	5.14	07/28/23	15,500,000	15,440,596
Novartis Financial Corp.†	A-1+	5.13	07/03/23	15,500,000	15,495,600
PepsiCo, Inc.†	A-1	5.12	08/08/23	2,330,000	2,317,506
Private Export Funding Corp.	A-1	5.16	08/16/23	15,900,000	15,795,979
Southern California Gas Co.†	A-1	5.10	07/05/23	13,600,000	13,592,308
Southern California Gas Co.†	A-1	5.10	07/06/23	3,000,000	2,997,879
Toyota Motor Credit Corp.	A-1+	5.23	08/04/23	15,600,000	15,523,534
Travelers Cos., Inc.†	A-1	5.03	07/03/23	15,500,000	15,495,677

					168,153,143

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $426,796,030) 100.1%					426,796,030

TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		4.32	07/03/23	93,350	93,350

TOTAL TEMPORARY CASH INVESTMENT (Cost: $93,350) 0.0% (2)					93,350

TOTAL INVESTMENTS (Cost: $426,889,380) 100.1%					426,889,380

OTHER NET ASSETS -0.1%					(322,676)

NET ASSETS 100.0%					$426,566,704

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (69.2%)
U.S. Treasury Note	AA+	0.38	09/30/27	$41,300,000	$35,150,172
U.S. Treasury Note	AA+	0.50	04/30/27	18,500,000	16,034,297
U.S. Treasury Note	AA+	0.50	06/30/27	40,500,000	34,918,594
U.S. Treasury Note	AA+	0.50	10/31/27	41,000,000	34,994,140
U.S. Treasury Note	AA+	0.63	10/15/24	21,500,000	20,256,191
U.S. Treasury Note	AA+	0.63	03/31/27	23,100,000	20,167,383
U.S. Treasury Note	AA+	0.63	11/30/27	23,715,000	20,310,601
U.S. Treasury Note	AA+	0.63	05/15/30	6,250,000	5,006,836
U.S. Treasury Note	AA+	0.63	08/15/30	45,000,000	35,850,586
U.S. Treasury Note	AA+	0.75	05/31/26	31,000,000	27,845,508
U.S. Treasury Note	AA+	0.88	06/30/26	6,500,000	5,856,602
U.S. Treasury Note	AA+	1.25	08/31/24	11,355,000	10,830,275
U.S. Treasury Note	AA+	1.25	06/30/28	500,000	435,234
U.S. Treasury Note	AA+	1.50	09/30/24	4,865,000	4,641,894
U.S. Treasury Note	AA+	1.50	08/15/26	12,675,000	11,585,247
U.S. Treasury Note	AA+	1.50	11/30/28	14,000,000	12,245,625
U.S. Treasury Note	AA+	1.63	05/15/26	26,775,000	24,705,167
U.S. Treasury Note	AA+	1.63	09/30/26	3,170,000	2,903,893
U.S. Treasury Note	AA+	1.75	01/31/29	28,500,000	25,193,555
U.S. Treasury Note	AA+	2.00	06/30/24	24,315,000	23,513,365
U.S. Treasury Note	AA+	2.38	04/30/26	18,480,000	17,426,784
U.S. Treasury Note	AA+	2.38	05/15/29	19,450,000	17,732,930
U.S. Treasury Note	AA+	2.50	05/31/24	1,500,000	1,460,918
U.S. Treasury Note	AA+	2.50	02/28/26	12,450,000	11,800,752
U.S. Treasury Note	AA+	2.63	05/31/27	39,415,000	37,034,704
U.S. Treasury Note	AA+	2.75	05/15/25	5,000,000	4,802,539
U.S. Treasury Note	AA+	2.75	07/31/27	26,000,000	24,512,109
U.S. Treasury Note	AA+	2.88	05/31/25	10,495,000	10,101,437
U.S. Treasury Note	AA+	3.00	07/15/25	24,000,000	23,130,937
U.S. Treasury Note	AA+	3.25	06/30/27	12,455,000	11,978,207
U.S. Treasury Note	AA+	3.38	05/15/33	6,010,000	5,795,894
U.S. Treasury Note	AA+	3.50	04/30/28	30,800,000	29,928,938
U.S. Treasury Note	AA+	4.13	11/15/32	28,060,000	28,673,812
U.S. Treasury Note	AA+	4.63	02/28/25	4,390,000	4,355,875

					601,181,001

U.S. GOVERNMENT AGENCIES (0.6%)
NON-MORTGAGE-BACKED OBLIGATIONS (0.6%)
FFCB	AA+	5.95	05/30/30	5,100,000	5,047,318

CORPORATE DEBT (29.6%)
COMMUNICATION SERVICES (2.1%)
AT&T, Inc.	BBB	2.75	06/01/31	4,050,000	3,417,226
Comcast Corp.	A-	2.35	01/15/27	4,100,000	3,764,481
Sprint LLC	BBB-	7.63	03/01/26	2,305,000	2,394,374
T-Mobile USA, Inc.	BBB	3.38	04/15/29	2,295,000	2,072,495
Verizon Communications, Inc.	BBB+	4.02	12/03/29	2,700,000	2,527,966
Warnermedia Hldgs., Inc.	BBB-	3.76	03/15/27	2,330,000	2,173,346
Warnermedia Hldgs., Inc.	BBB-	6.41	03/15/26	1,500,000	1,501,240

					17,851,128

CONSUMER DISCRETIONARY (2.8%)
Amazon.com, Inc.	AA	1.20	06/03/27	4,009,000	3,517,478
AutoZone, Inc.	BBB	3.25	04/15/25	2,300,000	2,201,191
Best Buy Co., Inc.	BBB+	1.95	10/01/30	1,735,000	1,397,586
Booking Hldgs., Inc.	A-	3.65	03/15/25	1,827,000	1,773,816
Brunswick Corp.	BBB-	0.85	08/18/24	4,520,000	4,249,899
Expedia Group, Inc.	BBB	5.00	02/15/26	1,960,000	1,932,281
General Motors Financial Co., Inc.	BBB	6.05	10/10/25	1,300,000	1,302,274

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
CONSUMER DISCRETIONARY (CONTINUED)
Genuine Parts Co.	BBB	1.75	02/01/25	$2,765,000	$2,589,719
Harman International Industries, Inc.	A	4.15	05/15/25	1,945,000	1,888,193
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	1,320,000	1,285,023
Travel + Leisure Co.	BB-	5.65	04/01/24	2,430,000	2,402,160

					24,539,620

CONSUMER STAPLES (1.0%)
Bunge Ltd. Finance Corp.	BBB+	3.25	08/15/26	4,400,000	4,139,013
Kellogg Co.	BBB	2.65	12/01/23	1,945,000	1,925,936
Keurig Dr Pepper, Inc.	BBB	3.13	12/15/23	2,910,000	2,874,965

					8,939,914

ENERGY (0.7%)
Devon Energy Corp.	BBB	5.25	09/15/24	4,400,000	4,364,596
Targa Resources Partners LP/Targa Resources
Partners Finance Corp.	BBB-	5.50	03/01/30	1,480,000	1,424,307

					5,788,903

FINANCIALS (12.7%)
Aflac, Inc.	A-	1.13	03/15/26	2,075,000	1,857,103
Alleghany Corp.	AA	3.63	05/15/30	2,200,000	2,042,211
Allstate Corp.	A-	0.75	12/15/25	710,000	635,887
American Express Co.	BBB+	3.00	10/30/24	3,705,000	3,571,751
American International Group, Inc.	BBB+	4.13	02/15/24	1,945,000	1,926,682
Bank of America Corp.	A-	3.37	01/23/26	4,000,000	3,832,449
Bank of America Corp.	A-	3.42	12/20/28	9,035,000	8,285,308
Barclays PLC	BBB+	5.83	05/09/27	2,000,000	1,972,807
Brown & Brown, Inc.	BBB-	4.20	09/15/24	2,574,000	2,513,507
Capital One Financial Corp.	BBB	4.93	05/10/28	1,475,000	1,399,509
Citigroup, Inc.	BBB+	3.98	03/20/30	7,675,000	7,096,584
Citigroup, Inc.	BBB+	4.14	05/24/25	1,950,000	1,915,940
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	3,693,000	3,541,785
FactSet Research Systems, Inc.	BBB-	2.90	03/01/27	2,940,000	2,697,153
Fairfax U.S., Inc.†	BBB	4.88	08/13/24	730,000	715,633
Fifth Third Bancorp	BBB	4.30	01/16/24	2,430,000	2,397,151
Goldman Sachs Group, Inc.	BBB+	2.64	02/24/28	2,935,000	2,663,056
Goldman Sachs Group, Inc.	BBB+	3.85	01/26/27	6,120,000	5,818,471
JPMorgan Chase & Co.	A-	1.47	09/22/27	2,620,000	2,312,997
JPMorgan Chase & Co.	A-	3.51	01/23/29	4,430,000	4,094,990
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	1,320,000	1,288,706
JPMorgan Chase & Co.	A-	5.35	06/01/34	2,800,000	2,822,315
JPMorgan Chase & Co.	BBB+	5.72	09/14/33	800,000	811,595
Legg Mason, Inc.	A	3.95	07/15/24	1,945,000	1,898,787
Lincoln National Corp.	BBB+	4.00	09/01/23	1,945,000	1,934,740
M&T Bank Corp.	BBB+	4.00	07/15/24	1,750,000	1,704,605
Mercury General Corp.	BBB	4.40	03/15/27	3,530,000	3,338,525
Morgan Stanley	A-	1.16	10/21/25	1,500,000	1,401,939
Morgan Stanley	A-	4.43	01/23/30	925,000	880,078
Morgan Stanley	A-	5.12	02/01/29	4,670,000	4,605,727
Nasdaq, Inc.	BBB	5.65	06/28/25	2,000,000	2,005,775
PNC Bank N.A.	A-	3.80	07/25/23	2,500,000	2,500,635
PNC Financial Svcs. Group, Inc.	A-	5.81	06/12/26	4,230,000	4,204,263
Progressive Corp.	A	2.50	03/15/27	1,950,000	1,787,822
Signet UK Finance PLC	BB-	4.70	06/15/24	1,945,000	1,887,623
Stifel Financial Corp.	BBB-	4.25	07/18/24	3,085,000	3,019,873
Synchrony Financial	BBB-	3.70	08/04/26	1,460,000	1,310,014
Truist Financial Corp.	A-	4.87	01/26/29	1,160,000	1,114,961
US Bancorp	A	4.65	02/01/29	3,640,000	3,477,249

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
US Bancorp	A	5.78	06/12/29	$1,340,000	$1,339,599
Voya Financial, Inc.	BBB+	3.65	06/15/26	1,945,000	1,834,529
Wells Fargo & Co.	BBB+	3.35	03/02/33	3,390,000	2,901,344
Wells Fargo & Co.	BBB+	3.53	03/24/28	1,480,000	1,381,357

					110,743,035

HEALTH CARE (2.4%)
AbbVie, Inc.	BBB+	4.25	11/14/28	4,046,000	3,924,466
Amgen, Inc.	BBB+	5.15	03/02/28	1,945,000	1,943,249
Baxter International, Inc.	BBB	1.92	02/01/27	4,500,000	3,996,963
CVS Health Corp.	BBB	3.38	08/12/24	575,000	560,404
CVS Health Corp.	BBB	3.88	07/20/25	1,460,000	1,418,962
Elevance Health, Inc.	A	2.88	09/15/29	2,900,000	2,555,496
Humana, Inc.	BBB+	3.85	10/01/24	2,430,000	2,373,111
Thermo Fisher Scientific, Inc.	A-	1.75	10/15/28	4,410,000	3,800,009

					20,572,660

INDUSTRIALS (1.5%)
Boeing Co.	BBB-	4.88	05/01/25	3,290,000	3,243,246
Lennox International, Inc.	BBB	1.70	08/01/27	3,796,000	3,298,821
Stanley Black & Decker, Inc.	A	2.30	02/24/25	4,900,000	4,637,113
Verisk Analytics, Inc.	BBB	4.00	06/15/25	2,010,000	1,950,615

					13,129,795

INFORMATION TECHNOLOGY (2.0%)
Apple, Inc.	AA+	2.05	09/11/26	2,050,000	1,889,048
Applied Materials, Inc.	A	3.90	10/01/25	2,140,000	2,092,489
Broadcom Corp./Broadcom Cayman Finance Ltd.	BBB-	3.88	01/15/27	2,545,000	2,426,889
Intel Corp.	A	4.88	02/10/28	3,725,000	3,710,923
Oracle Corp.	BBB	2.88	03/25/31	1,860,000	1,587,905
PayPal Hldgs., Inc.	A-	2.65	10/01/26	2,620,000	2,434,372
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	4,175,000	3,486,528

					17,628,154

MATERIALS (1.4%)
Ecolab, Inc.	A-	1.65	02/01/27	2,780,000	2,498,047
International Flavors & Fragrances, Inc.†	BBB-	1.23	10/01/25	4,019,000	3,582,869
Nucor Corp.	A-	3.95	05/23/25	1,950,000	1,890,672
Packaging Corp. of America	BBB	3.65	09/15/24	4,400,000	4,308,971

					12,280,559

REAL ESTATE (2.2%)
Boston Properties LP	BBB+	3.25	01/30/31	3,100,000	2,525,715
Boston Properties LP	BBB+	6.50	01/15/34	1,945,000	1,957,219
Crown Castle, Inc.	BBB	3.15	07/15/23	2,430,000	2,429,580
Equinix, Inc.	BBB	1.45	05/15/26	1,795,000	1,602,580
Omega Healthcare Investors, Inc.	BBB-	4.38	08/01/23	1,700,000	1,700,452
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	730,000	699,539
Prologis LP	A	1.75	07/01/30	2,320,000	1,863,891
Realty Income Corp.	A-	5.05	01/13/26	6,250,000	6,194,874

					18,973,850

UTILITIES (0.8%)
American Electric Power Co., Inc.	BBB+	2.03	03/15/24	2,770,000	2,693,851
NextEra Energy Capital Hldgs., Inc.	BBB+	3.55	05/01/27	2,270,000	2,138,309
Southern Co.	BBB	3.25	07/01/26	2,430,000	2,285,667

					7,117,827

TOTAL CORPORATE DEBT					257,565,445

TOTAL LONG-TERM DEBT SECURITIES
(Cost: $937,705,217) 99.4%					863,793,764

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.1%)
Cargill Global Funding PLC†	A-1	5.00	07/03/23	$1,000,000	$999,722

TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $999,722) 0.1%					999,722

TOTAL INVESTMENTS (Cost: $938,704,939) 99.5%					864,793,486

OTHER NET ASSETS 0.5%					4,724,887

NET ASSETS 100.0%					$869,518,373

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (39.8%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$71,625,000	$46,430,347
U.S. Treasury Bond	AA+	1.13	08/15/40	60,750,000	39,060,352
U.S. Treasury Bond	AA+	1.38	11/15/40	22,500,000	15,053,906
U.S. Treasury Bond	AA+	2.25	08/15/46	28,985,000	21,176,034
U.S. Treasury Bond	AA+	2.75	08/15/47	9,790,000	7,874,831
U.S. Treasury Bond	AA+	2.88	05/15/43	200,000	167,289
U.S. Treasury Bond	AA+	2.88	05/15/49	6,000,000	4,959,141
U.S. Treasury Bond	AA+	3.63	02/15/53	22,070,000	21,180,303
U.S. Treasury Bond	AA+	4.00	11/15/52	30,665,000	31,498,705
U.S. Treasury Note	AA+	0.63	05/15/30	58,200,000	46,623,656
U.S. Treasury Note	AA+	1.13	02/29/28	50,000,000	43,574,219
U.S. Treasury Note	AA+	1.13	08/31/28	5,000,000	4,308,008
U.S. Treasury Note	AA+	1.25	05/31/28	10,100,000	8,809,883
U.S. Treasury Note	AA+	1.25	06/30/28	36,950,000	32,163,820
U.S. Treasury Note	AA+	1.25	09/30/28	7,000,000	6,059,648
U.S. Treasury Note	AA+	1.38	11/15/31	14,000,000	11,543,984
U.S. Treasury Note	AA+	1.50	11/30/28	14,000,000	12,245,625
U.S. Treasury Note	AA+	1.50	02/15/30	5,800,000	4,967,609
U.S. Treasury Note	AA+	1.63	08/15/29	49,705,000	43,342,372
U.S. Treasury Note	AA+	2.25	08/15/27	66,000,000	61,011,328
U.S. Treasury Note	AA+	2.25	11/15/27	37,590,000	34,622,446
U.S. Treasury Note	AA+	2.38	05/15/27	39,395,000	36,683,516
U.S. Treasury Note	AA+	2.38	05/15/29	2,000,000	1,823,438
U.S. Treasury Note	AA+	2.63	02/15/29	49,655,000	46,010,400
U.S. Treasury Note	AA+	2.75	05/15/25	20,700,000	19,882,512
U.S. Treasury Note	AA+	2.88	05/15/28	39,165,000	36,954,319
U.S. Treasury Note	AA+	2.88	05/15/32	53,545,000	49,646,255
U.S. Treasury Note	AA+	3.00	07/15/25	2,010,000	1,937,216
U.S. Treasury Note	AA+	3.13	11/15/28	3,915,000	3,729,496
U.S. Treasury Note	AA+	4.00	12/15/25	15,700,000	15,454,074
U.S. Treasury Note	AA+	4.63	02/28/25	6,715,000	6,662,801
U.S. Treasury Strip	AA+	0.00	08/15/28	20,580,000	16,678,979
U.S. Treasury Strip	AA+	0.00	08/15/29	3,280,000	2,564,423
U.S. Treasury Strip	AA+	0.00	08/15/33	9,790,000	6,579,716
U.S. Treasury Strip	AA+	0.00	08/15/35	9,790,000	6,058,668
U.S. Treasury Strip	AA+	0.00	08/15/37	9,790,000	5,574,094

					752,913,413

U.S. GOVERNMENT AGENCIES (35.8%)
MORTGAGE-BACKED OBLIGATIONS (35.3%)
FHLMC	AA+	2.00	11/01/50	3,426,889	2,817,509
FHLMC	AA+	2.00	02/01/51	3,748,155	3,097,555
FHLMC	AA+	2.50	09/01/27	313,113	298,171
FHLMC	AA+	2.50	09/01/27	10,886	10,379
FHLMC	AA+	2.50	12/01/27	369,415	349,310
FHLMC	AA+	2.50	06/01/35	1,869,013	1,706,199
FHLMC	AA+	2.50	10/01/40	3,140,150	2,781,092
FHLMC	AA+	2.50	05/01/42	13,718,963	11,820,590
FHLMC	AA+	2.50	10/01/49	1,785,581	1,527,819
FHLMC	AA+	2.50	01/01/50	1,164,822	1,024,340
FHLMC	AA+	2.50	01/01/50	1,302,495	1,111,257
FHLMC	AA+	2.50	05/01/50	3,506,717	2,994,330
FHLMC	AA+	2.50	06/01/50	4,000,253	3,420,755
FHLMC	AA+	2.50	10/01/50	3,843,903	3,278,608
FHLMC	AA+	2.50	02/01/51	820,817	701,342
FHLMC	AA+	2.50	02/01/51	1,051,506	908,816
FHLMC	AA+	2.50	04/01/51	6,064,370	5,172,323
FHLMC	AA+	2.50	04/01/51	4,755,433	4,085,423

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	2.50	04/01/51	$2,015,816	$1,729,917
FHLMC	AA+	2.50	05/01/51	8,206,459	7,039,793
FHLMC	AA+	2.50	05/01/51	6,137,687	5,267,411
FHLMC	AA+	2.50	09/01/51	4,273,354	3,650,009
FHLMC	AA+	2.50	10/01/51	3,046,618	2,585,324
FHLMC	AA+	2.50	11/01/51	2,889,059	2,462,993
FHLMC	AA+	3.00	06/01/27	6,359	6,101
FHLMC	AA+	3.00	06/01/27	166,331	159,399
FHLMC	AA+	3.00	08/01/27	7,941	7,619
FHLMC	AA+	3.00	08/01/27	124,093	118,921
FHLMC	AA+	3.00	02/01/32	1,564,035	1,472,059
FHLMC	AA+	3.00	07/01/42	189,630	172,861
FHLMC	AA+	3.00	11/01/42	448,539	400,982
FHLMC	AA+	3.00	11/01/42	18,288	16,529
FHLMC	AA+	3.00	03/01/43	735,587	664,029
FHLMC	AA+	3.00	04/01/43	3,178,542	2,869,557
FHLMC	AA+	3.00	04/01/43	1,001,850	904,391
FHLMC	AA+	3.00	04/01/43	5,124,698	4,626,398
FHLMC	AA+	3.00	04/01/43	18,009	16,276
FHLMC	AA+	3.00	09/15/43	161,149	155,521
FHLMC	AA+	3.00	04/15/44	223,467	206,538
FHLMC	AA+	3.00	04/15/45	99,266	96,795
FHLMC	AA+	3.00	09/01/46	964,244	868,381
FHLMC	AA+	3.00	09/01/46	2,128,500	1,905,498
FHLMC	AA+	3.00	11/01/46	259,782	229,639
FHLMC	AA+	3.00	05/01/49	2,270,975	2,018,140
FHLMC	AA+	3.00	11/01/49	1,577,816	1,401,508
FHLMC	AA+	3.00	11/01/49	1,467,680	1,309,471
FHLMC	AA+	3.00	12/01/49	1,453,907	1,290,694
FHLMC	AA+	3.00	02/01/50	2,056,695	1,841,167
FHLMC	AA+	3.00	11/01/50	3,668,524	3,257,823
FHLMC	AA+	3.00	04/01/51	1,217,251	1,074,825
FHLMC	AA+	3.00	06/01/52	5,708,957	5,054,910
FHLMC	AA+	3.50	02/01/35	749,332	709,085
FHLMC	AA+	3.50	02/01/35	409,756	387,752
FHLMC	AA+	3.50	04/01/35	379,229	358,858
FHLMC	AA+	3.50	02/01/36	352,047	333,125
FHLMC	AA+	3.50	11/01/39	2,060,402	1,935,600
FHLMC	AA+	3.50	01/01/41	339,631	318,021
FHLMC	AA+	3.50	05/01/42	25,337	23,750
FHLMC	AA+	3.50	07/01/42	913,210	855,013
FHLMC	AA+	3.50	01/01/43	20,160	18,897
FHLMC	AA+	3.50	04/01/43	21,267	19,673
FHLMC	AA+	3.50	06/01/43	660,266	613,621
FHLMC	AA+	3.50	08/15/43	1,264,235	1,196,173
FHLMC	AA+	3.50	11/01/43	19,245	18,039
FHLMC	AA+	3.50	01/01/44	8,659,448	8,107,437
FHLMC	AA+	3.50	04/01/45	806,456	751,337
FHLMC	AA+	3.50	07/01/45	30,972	28,857
FHLMC	AA+	3.50	07/01/45	929,165	864,719
FHLMC	AA+	3.50	09/01/45	473,506	440,415
FHLMC	AA+	3.50	11/01/45	2,103,714	1,960,366
FHLMC	AA+	3.50	08/01/46	831,376	773,186
FHLMC	AA+	3.50	08/01/47	2,750,169	2,542,671
FHLMC	AA+	3.50	12/01/47	420,751	388,302
FHLMC	AA+	3.50	02/01/50	1,318,081	1,216,808
FHLMC	AA+	3.50	09/01/50	2,378,709	2,212,145

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	4.00	02/01/25	$5,859	$5,721
FHLMC	AA+	4.00	05/01/26	32,922	32,121
FHLMC	AA+	4.00	11/01/33	13,784	13,409
FHLMC	AA+	4.00	12/01/33	466,913	449,130
FHLMC	AA+	4.00	01/01/38	1,144,093	1,117,756
FHLMC	AA+	4.00	01/01/38	64,149	62,747
FHLMC	AA+	4.00	01/15/40	1,775,112	1,729,235
FHLMC	AA+	4.00	03/01/41	6,734	6,482
FHLMC	AA+	4.00	07/01/41	11,668	11,231
FHLMC	AA+	4.00	07/01/41	349,595	336,131
FHLMC	AA+	4.00	11/01/42	5,664	5,454
FHLMC	AA+	4.00	10/01/44	14,682	14,078
FHLMC	AA+	4.00	10/01/44	440,466	421,853
FHLMC	AA+	4.00	10/01/44	721,238	691,560
FHLMC	AA+	4.00	10/01/44	291,961	279,291
FHLMC	AA+	4.00	02/01/45	2,063,374	1,983,944
FHLMC	AA+	4.00	06/01/45	28,277	27,054
FHLMC	AA+	4.00	05/01/47	361,837	345,089
FHLMC	AA+	4.00	02/01/48	322,744	307,707
FHLMC	AA+	4.00	05/01/48	145,913	138,708
FHLMC	AA+	4.00	04/01/52	3,095,516	2,911,712
FHLMC	AA+	4.00	06/01/52	4,963,517	4,674,076
FHLMC	AA+	4.00	08/01/52	4,039,997	3,805,457
FHLMC	AA+	4.25	12/01/29	3,250,000	3,091,213
FHLMC	AA+	4.50	03/01/34	3,108	3,058
FHLMC	AA+	4.50	02/01/44	11,027	10,834
FHLMC	AA+	4.50	05/01/48	458,561	449,998
FHLMC	AA+	4.50	05/01/48	886,513	869,411
FHLMC	AA+	5.00	02/01/26	319	316
FHLMC	AA+	5.00	10/01/40	252,688	254,497
FHLMC	AA+	5.00	04/01/52	3,869,806	3,798,150
FHLMC	AA+	5.00	06/01/52	6,589,572	6,473,938
FHLMC	AA+	5.00	12/01/52	18,543,673	18,178,418
FHLMC	AA+	5.50	07/01/32	1,730	1,763
FHLMC	AA+	5.50	01/15/33	61,098	60,726
FHLMC	AA+	5.50	05/01/33	637	635
FHLMC	AA+	5.50	06/01/37	11,108	11,419
FHLMC	AA+	5.50	05/01/53	4,916,724	4,899,492
FHLMC	AA+	5.50	05/01/53	4,966,513	4,943,130
FHLMC	AA+	5.50	06/01/53	4,981,505	4,959,895
FHLMC	AA+	5.50	06/01/53	3,568,766	3,551,963
FHLMC	AA+	5.50	06/01/53	8,793,346	8,754,713
FHLMC	AA+	5.50	06/01/53	4,000,000	3,985,981
FHLMC	AA+	5.50	06/01/53	5,000,000	4,985,099
FHLMC	AA+	5.50	07/01/53	2,000,000	1,991,213
FHLMC	AA+	6.00	07/15/29	31,230	31,253
FHLMC	AA+	6.50	12/01/52	1,907,780	1,966,217
FHLMC	AA+	6.50	12/01/52	5,889,900	6,081,528
FHLMC ARM	AA+	1.93	10/01/51	11,776,555	10,213,609
FHLMC ARM	AA+	4.43	04/01/53	7,352,123	7,000,521
FHLMC ARM	AA+	4.91	04/01/37	30,663	29,841
FHLMC Strip	AA+	3.00	06/15/42	4,308,249	3,962,341
FHLMC Strip	AA+	3.00	01/15/43	693,767	627,665
FHLMC Strip	AA+	3.50	10/15/47	436,693	403,655
FNMA	AA+	1.82	09/01/51	9,465,965	8,218,602
FNMA	AA+	2.00	07/01/36	24,826,875	22,150,013
FNMA	AA+	2.00	10/01/50	3,915,891	3,220,444

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	2.00	10/01/50	$3,366,707	$2,771,995
FNMA	AA+	2.00	03/01/51	6,172,618	5,112,740
FNMA	AA+	2.00	11/01/51	3,262,812	2,670,931
FNMA	AA+	2.00	03/01/52	5,530,011	4,536,138
FNMA	AA+	2.16	02/01/32	5,000,000	4,034,083
FNMA	AA+	2.34	05/01/36	9,175,000	7,270,291
FNMA	AA+	2.50	01/01/33	172,764	156,916
FNMA	AA+	2.50	02/01/33	520,073	472,366
FNMA	AA+	2.50	05/01/35	378,769	345,728
FNMA	AA+	2.50	06/01/35	2,889,211	2,637,254
FNMA	AA+	2.50	07/01/35	880,234	803,427
FNMA	AA+	2.50	07/01/35	2,508,796	2,290,005
FNMA	AA+	2.50	09/01/35	3,262,953	2,978,839
FNMA	AA+	2.50	10/01/35	6,632,970	6,103,290
FNMA	AA+	2.50	04/01/42	12,195,611	10,590,405
FNMA	AA+	2.50	05/01/42	5,167,781	4,505,240
FNMA	AA+	2.50	06/01/42	8,926,231	7,749,533
FNMA	AA+	2.50	05/01/43	908,980	771,268
FNMA	AA+	2.50	05/01/46	7,976,456	6,860,777
FNMA	AA+	2.50	10/01/50	835,130	721,832
FNMA	AA+	2.50	10/01/50	1,651,299	1,413,051
FNMA	AA+	2.50	11/01/50	1,634,759	1,412,381
FNMA	AA+	2.50	12/01/50	1,697,963	1,458,893
FNMA	AA+	2.50	12/01/50	2,427,217	2,089,948
FNMA	AA+	2.50	01/01/51	9,174,102	7,872,926
FNMA	AA+	2.50	03/01/51	1,595,401	1,362,265
FNMA	AA+	2.50	03/01/51	6,526,675	5,601,073
FNMA	AA+	2.50	03/01/51	6,807,673	5,855,652
FNMA	AA+	2.50	04/01/51	9,748,328	8,307,209
FNMA	AA+	2.50	04/01/51	3,799,075	3,250,951
FNMA	AA+	2.50	04/01/51	4,460,268	3,847,047
FNMA	AA+	2.50	05/01/51	1,679,984	1,441,714
FNMA	AA+	2.50	05/01/51	2,898,992	2,490,636
FNMA	AA+	2.50	06/01/51	1,807,289	1,537,524
FNMA	AA+	2.50	12/01/51	12,762,972	10,840,580
FNMA	AA+	2.50	04/01/52	5,373,489	4,579,608
FNMA	AA+	2.50	05/01/52	1,992,434	1,698,467
FNMA	AA+	3.00	06/01/33	563,146	526,639
FNMA	AA+	3.00	07/01/33	745,166	696,855
FNMA	AA+	3.00	09/01/33	894,551	836,851
FNMA	AA+	3.00	03/01/36	791,398	733,998
FNMA	AA+	3.00	09/01/40	885,228	807,928
FNMA	AA+	3.00	04/25/42	75,599	74,250
FNMA	AA+	3.00	12/01/42	548,202	491,413
FNMA	AA+	3.00	02/01/43	13,450	12,142
FNMA	AA+	3.00	03/01/43	11,861	10,708
FNMA	AA+	3.00	09/01/43	36,332	32,797
FNMA	AA+	3.00	02/01/45	883,633	797,641
FNMA	AA+	3.00	03/01/45	231,140	205,230
FNMA	AA+	3.00	09/01/46	1,579,056	1,416,348
FNMA	AA+	3.00	01/01/47	281,875	249,225
FNMA	AA+	3.00	12/01/47	116,268	103,612
FNMA	AA+	3.00	03/01/48	361,832	323,643
FNMA	AA+	3.00	03/01/50	8,814,800	7,833,345
FNMA	AA+	3.00	03/01/50	1,365,939	1,213,005
FNMA	AA+	3.00	05/01/50	2,338,193	2,073,003
FNMA	AA+	3.00	06/01/50	4,233,998	3,753,722

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.00	08/01/50	$2,615,956	$2,316,019
FNMA	AA+	3.00	01/01/52	9,569,955	8,434,316
FNMA	AA+	3.03	04/01/34	8,759,216	7,633,277
FNMA	AA+	3.10	06/01/29	9,800,000	8,783,377
FNMA	AA+	3.50	03/01/32	270,942	260,431
FNMA	AA+	3.50	09/01/32	16,277	15,586
FNMA	AA+	3.50	07/01/34	464,105	444,719
FNMA	AA+	3.50	10/01/34	668,948	633,025
FNMA	AA+	3.50	02/01/35	564,236	533,927
FNMA	AA+	3.50	08/01/38	17,341	16,259
FNMA	AA+	3.50	10/01/40	31,688	29,573
FNMA	AA+	3.50	03/01/41	585,943	549,213
FNMA	AA+	3.50	10/01/41	493,400	457,110
FNMA	AA+	3.50	12/01/41	375,859	350,150
FNMA	AA+	3.50	04/01/42	871,906	800,691
FNMA	AA+	3.50	08/01/42	22,037	20,620
FNMA	AA+	3.50	12/01/42	747,326	696,602
FNMA	AA+	3.50	01/01/43	405,410	376,812
FNMA	AA+	3.50	01/01/43	84,936	79,179
FNMA	AA+	3.50	04/01/43	121,686	112,778
FNMA	AA+	3.50	08/01/43	1,522,610	1,416,815
FNMA	AA+	3.50	08/01/43	744,226	693,455
FNMA	AA+	3.50	10/01/43	209,090	199,010
FNMA	AA+	3.50	08/01/44	1,195,507	1,083,812
FNMA	AA+	3.50	04/01/45	816,633	760,250
FNMA	AA+	3.50	04/01/45	1,435,531	1,324,318
FNMA	AA+	3.50	05/01/45	1,068,869	994,285
FNMA	AA+	3.50	10/01/45	1,238,841	1,144,203
FNMA	AA+	3.50	02/01/46	1,740,838	1,619,065
FNMA	AA+	3.50	02/01/46	515,638	479,573
FNMA	AA+	3.50	08/01/46	743,453	690,100
FNMA	AA+	3.50	10/01/46	189,082	172,738
FNMA	AA+	3.50	12/01/46	281,382	260,272
FNMA	AA+	3.50	01/01/47	316,052	293,330
FNMA	AA+	3.50	09/01/47	1,251,837	1,164,269
FNMA	AA+	3.50	11/01/47	5,632,670	5,198,938
FNMA	AA+	3.50	04/01/48	187,695	170,855
FNMA	AA+	3.50	03/01/50	2,786,373	2,565,247
FNMA	AA+	3.50	06/01/51	7,030,354	6,428,885
FNMA	AA+	3.50	01/01/52	1,577,054	1,439,854
FNMA	AA+	3.50	02/01/52	7,303,870	6,664,672
FNMA	AA+	3.50	05/01/52	4,685,380	4,294,071
FNMA	AA+	4.00	01/01/31	17,603	17,178
FNMA	AA+	4.00	03/01/35	137,383	132,110
FNMA	AA+	4.00	06/01/36	296,081	285,245
FNMA	AA+	4.00	10/01/36	305,155	293,993
FNMA	AA+	4.00	10/01/40	372,837	358,480
FNMA	AA+	4.00	11/01/40	6,883	6,618
FNMA	AA+	4.00	01/01/41	26,098	25,094
FNMA	AA+	4.00	05/01/41	192,598	182,487
FNMA	AA+	4.00	05/01/43	2,133,912	2,051,820
FNMA	AA+	4.00	01/01/44	4,181,441	4,020,402
FNMA	AA+	4.00	09/01/45	213,357	201,603
FNMA	AA+	4.00	11/01/45	430,784	411,935
FNMA	AA+	4.00	02/01/47	1,139,172	1,090,328
FNMA	AA+	4.00	11/01/47	518,586	494,427
FNMA	AA+	4.00	04/01/48	237,020	225,099

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	4.00	04/01/49	$5,768,417	$5,500,001
FNMA	AA+	4.00	03/01/50	3,557,865	3,372,980
FNMA	AA+	4.00	03/01/52	2,045,451	1,932,888
FNMA	AA+	4.00	07/01/52	4,607,794	4,341,923
FNMA	AA+	4.00	07/01/56	2,696,815	2,535,993
FNMA	AA+	4.50	05/01/30	2,499	2,452
FNMA	AA+	4.50	05/01/34	2,109	2,075
FNMA	AA+	4.50	06/01/34	1,892	1,853
FNMA	AA+	4.50	08/01/35	2,048	2,006
FNMA	AA+	4.50	05/01/39	241,437	238,423
FNMA	AA+	4.50	05/01/39	305,825	302,008
FNMA	AA+	4.50	12/01/39	1,358,879	1,338,074
FNMA	AA+	4.50	05/01/40	192,231	182,057
FNMA	AA+	4.50	07/01/40	907,676	868,362
FNMA	AA+	4.50	10/01/40	48,840	48,104
FNMA	AA+	4.50	07/01/42	3,279,503	3,238,602
FNMA	AA+	4.50	03/01/44	400,615	392,744
FNMA	AA+	4.50	04/01/44	712,519	701,920
FNMA	AA+	4.50	11/01/47	1,049,647	1,034,046
FNMA	AA+	4.50	11/01/47	884,515	867,996
FNMA	AA+	4.50	11/01/47	793,970	791,913
FNMA	AA+	4.50	02/01/49	345,179	337,987
FNMA	AA+	4.50	05/01/50	7,991,327	7,773,362
FNMA	AA+	4.57	02/01/53	9,218,253	8,871,718
FNMA	AA+	4.81	09/01/29	5,373,635	5,364,327
FNMA	AA+	5.00	06/01/33	2,908	2,928
FNMA	AA+	5.00	09/01/33	2,333	2,348
FNMA	AA+	5.00	10/01/33	3,510	3,535
FNMA	AA+	5.00	11/01/33	4,356	4,387
FNMA	AA+	5.00	03/01/34	797	803
FNMA	AA+	5.00	04/01/34	582	586
FNMA	AA+	5.00	04/01/34	1,624	1,620
FNMA	AA+	5.00	04/01/35	1,962	1,976
FNMA	AA+	5.00	06/01/35	866	872
FNMA	AA+	5.00	09/01/35	1,270	1,279
FNMA	AA+	5.00	11/25/35	213,544	210,605
FNMA	AA+	5.00	10/01/36	1,609	1,620
FNMA	AA+	5.00	08/01/37	1,450,879	1,461,200
FNMA	AA+	5.00	05/01/39	175,839	174,757
FNMA	AA+	5.00	06/01/40	3,158	3,180
FNMA	AA+	5.00	06/01/52	14,708,437	14,428,180
FNMA	AA+	5.00	09/01/52	13,474,568	13,211,439
FNMA	AA+	5.00	10/01/52	2,148,402	2,106,885
FNMA	AA+	5.00	11/01/52	3,319,112	3,254,669
FNMA	AA+	5.50	01/01/24	2,931	2,918
FNMA	AA+	5.50	03/01/24	6,878	6,847
FNMA	AA+	5.50	08/01/25	439	441
FNMA	AA+	5.50	11/01/26	11,709	11,654
FNMA	AA+	5.50	03/01/33	82,703	81,681
FNMA	AA+	5.50	02/25/37	5,413	5,385
FNMA	AA+	5.50	05/01/38	1,506,191	1,542,155
FNMA	AA+	5.50	06/01/48	34,738	35,316
FNMA	AA+	5.50	06/01/52	1,180,637	1,179,084
FNMA	AA+	5.50	04/01/53	2,887,667	2,877,065
FNMA	AA+	6.00	03/01/28	31,004	31,276
FNMA	AA+	6.00	05/01/32	50,640	52,079
FNMA	AA+	6.00	04/01/33	97,589	98,537

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	6.00	05/01/33	$2,410	$2,432
FNMA	AA+	6.00	09/01/34	790	797
FNMA	AA+	6.00	10/01/34	4,793	4,842
FNMA	AA+	6.00	01/01/37	42,024	43,636
FNMA	AA+	6.00	05/01/37	8,868	8,794
FNMA	AA+	6.00	08/01/37	37,082	38,508
FNMA	AA+	6.00	12/01/37	344	357
FNMA	AA+	6.00	10/25/44	232,586	229,037
FNMA	AA+	6.00	12/25/49	100,797	100,924
FNMA	AA+	6.00	11/01/52	5,433,210	5,513,403
FNMA	AA+	6.50	05/01/32	67,662	69,156
FNMA	AA+	6.50	07/01/34	745	760
FNMA	AA+	6.50	09/01/34	358	369
FNMA	AA+	6.50	09/01/36	7,946	8,006
FNMA	AA+	6.50	05/01/37	76,057	76,163
FNMA	AA+	6.50	07/01/37	4,239	4,340
FNMA	AA+	7.00	04/01/32	182	181
FNMA	AA+	7.50	06/01/31	81	82
FNMA	AA+	7.50	02/01/32	405	415
FNMA	AA+	7.50	06/01/32	18,313	19,142
FNMA	AA+	8.00	04/01/32	14,631	14,664
FNMA Strip	AA+	3.00	08/25/42	482,042	432,535
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	683,479	625,763
FRESB Multifamily Mortgage	AA+	2.92	09/25/24	11,911,329	11,548,157
FRESB Multifamily Mortgage	AA+	3.61	10/25/28	640,274	602,864
GNMA (3)	AA+	2.00	04/20/32	496,685	440,279
GNMA (3)	AA+	2.00	09/20/50	1,785,089	1,480,269
GNMA (3)	AA+	2.50	12/20/50	5,001,894	4,220,159
GNMA (3)	AA+	2.50	03/20/51	1,955,635	1,649,729
GNMA (3)	AA+	2.50	10/20/51	4,342,697	3,675,388
GNMA (3)	AA+	3.00	07/16/36	1,244,900	1,134,946
GNMA (3)	AA+	3.00	01/15/46	869,742	783,301
GNMA (3)	AA+	3.00	03/15/46	3,487,945	3,141,350
GNMA (3)	AA+	3.00	07/15/46	1,917,962	1,727,324
GNMA (3)	AA+	3.00	02/20/47	1,215,888	1,086,390
GNMA (3)	AA+	3.00	10/20/51	5,872,364	5,130,315
GNMA (3)	AA+	3.50	02/20/42	313,543	287,066
GNMA (3)	AA+	3.50	07/15/42	861,282	812,348
GNMA (3)	AA+	3.50	11/15/42	170,727	159,873
GNMA (3)	AA+	3.50	03/20/45	822,384	743,077
GNMA (3)	AA+	3.50	05/20/45	946,993	887,414
GNMA (3)	AA+	3.50	12/20/50	622,694	562,328
GNMA (3)	AA+	3.70	05/15/42	440,669	420,846
GNMA (3)	AA+	4.00	01/20/41	562,834	543,004
GNMA (3)	AA+	4.00	03/15/41	195,101	188,831
GNMA (3)	AA+	4.00	08/15/41	321,058	312,423
GNMA (3)	AA+	4.00	11/15/41	289,321	281,457
GNMA (3)	AA+	4.00	12/15/41	535,509	520,938
GNMA (3)	AA+	4.00	01/15/42	27,377	26,632
GNMA (3)	AA+	4.00	08/20/42	253,730	246,356
GNMA (3)	AA+	4.00	09/20/50	434,454	411,065
GNMA (3)	AA+	4.25	04/20/41	327,181	314,285
GNMA (3)	AA+	4.29	04/15/41	10,373	10,094
GNMA (3)	AA+	4.50	06/20/30	14,502	14,284
GNMA (3)	AA+	4.50	09/15/30	162,629	157,817
GNMA (3)	AA+	4.50	04/20/31	6,186	6,041

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	4.50	06/20/34	$94,789	$94,128
GNMA (3)	AA+	4.50	09/15/40	395,798	388,856
GNMA (3)	AA+	4.50	10/15/40	450,757	445,250
GNMA (3)	AA+	4.50	10/20/43	12,402	12,101
GNMA (3)	AA+	5.00	06/20/39	383,438	377,017
GNMA (3)	AA+	5.00	05/15/40	42,536	42,514
GNMA (3)	AA+	5.00	06/20/40	23,795	23,505
GNMA (3)	AA+	5.50	01/15/36	3,046	3,057
GNMA (3)	AA+	6.50	04/15/31	4,950	5,046
GNMA (3)	AA+	6.50	10/15/31	173	176
GNMA (3)	AA+	6.50	12/15/31	5,603	5,713
GNMA (3)	AA+	6.50	05/15/32	11,795	12,025
GNMA (3)	AA+	7.00	05/15/31	181	187
GNMA (3)	AA+	7.00	05/15/32	1,217	1,205

					667,619,339

NON-MORTGAGE-BACKED OBLIGATIONS (0.5%)
FFCB	AA+	6.22	06/06/33	10,200,000	10,167,236

TOTAL U.S. GOVERNMENT AGENCIES					677,786,575

CORPORATE DEBT (23.5%)
COMMUNICATION SERVICES (2.0%)
AT&T, Inc.	BBB	2.75	06/01/31	10,048,000	8,478,095
Comcast Corp.	A-	3.40	04/01/30	9,395,000	8,632,160
Sprint LLC	BBB-	7.63	03/01/26	4,400,000	4,570,606
T-Mobile USA, Inc.	BBB	3.38	04/15/29	4,580,000	4,135,959
Verizon Communications, Inc.	BBB+	4.02	12/03/29	5,450,000	5,102,746
Warnermedia Hldgs., Inc.	BBB-	4.28	03/15/32	4,945,000	4,385,599
Warnermedia Hldgs., Inc.	BBB-	6.41	03/15/26	3,420,000	3,422,828

					38,727,993

CONSUMER DISCRETIONARY (2.2%)
Amazon.com, Inc.	AA	1.20	06/03/27	4,100,000	3,597,321
AutoZone, Inc.	BBB	3.25	04/15/25	7,363,000	7,046,682
AutoZone, Inc.	BBB	3.75	04/18/29	1,795,000	1,659,494
Best Buy Co., Inc.	BBB+	1.95	10/01/30	1,625,000	1,308,978
Brunswick Corp.	BBB-	2.40	08/18/31	7,055,000	5,408,358
Expedia Group, Inc.	BBB	5.00	02/15/26	5,170,000	5,096,884
General Motors Financial Co., Inc.	BBB	6.05	10/10/25	2,700,000	2,704,723
Harman International Industries, Inc.	A	4.15	05/15/25	4,970,000	4,824,844
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	3,270,000	3,183,352
McDonald’s Corp.	BBB+	3.50	07/01/27	4,305,000	4,098,293
Whirlpool Corp.	BBB	3.70	05/01/25	1,960,000	1,896,237

					40,825,166

CONSUMER STAPLES (0.5%)
Bunge Ltd. Finance Corp.	BBB+	2.75	05/14/31	4,150,000	3,483,644
Hormel Foods Corp.	A-	1.80	06/11/30	3,600,000	3,004,643
Sysco Corp.	BBB	3.75	10/01/25	3,550,000	3,432,633

					9,920,920

ENERGY (0.6%)
Devon Energy Corp.	BBB	5.85	12/15/25	2,450,000	2,468,576
Energy Transfer LP	BBB-	5.55	02/15/28	1,775,000	1,770,014
Kinder Morgan Energy Partners LP	BBB	4.30	05/01/24	4,895,000	4,828,907
Targa Resources Partners LP/Targa Resources
Partners Finance Corp.	BBB-	5.50	03/01/30	3,100,000	2,983,347

					12,050,844

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (9.3%)
Aflac, Inc.	A-	1.13	03/15/26	$4,380,000	$3,920,053
Alleghany Corp.	AA	3.63	05/15/30	4,660,000	4,325,775
American Express Co.	BBB+	3.00	10/30/24	4,635,000	4,468,303
American Express Co.	BBB	3.63	12/05/24	4,895,000	4,754,300
Bank of America Corp.	A-	2.97	02/04/33	9,580,000	7,986,139
Bank of America Corp.	A-	3.37	01/23/26	5,160,000	4,943,860
Bank of America Corp.	BBB+	3.95	04/21/25	4,970,000	4,812,918
Barclays PLC	BBB+	5.83	05/09/27	3,000,000	2,959,211
Block Financial LLC	BBB	5.25	10/01/25	2,985,000	2,919,360
Capital One Financial Corp.	BBB	4.93	05/10/28	3,165,000	3,003,014
Citigroup, Inc.	BBB+	3.79	03/17/33	5,330,000	4,709,093
Citigroup, Inc.	BBB	3.88	03/26/25	4,895,000	4,727,128
Citigroup, Inc.	BBB+	3.98	03/20/30	4,460,000	4,123,878
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	4,795,269
Fairfax U.S., Inc.†	BBB	4.88	08/13/24	3,475,000	3,406,610
Fifth Third Bancorp	BBB	4.30	01/16/24	4,895,000	4,828,829
Goldman Sachs Group, Inc.	BBB+	2.60	02/07/30	9,000,000	7,665,097
Goldman Sachs Group, Inc.	BBB+	3.85	01/26/27	4,930,000	4,687,102
JPMorgan Chase & Co.	A-	1.47	09/22/27	6,245,000	5,513,232
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	4,355,000	4,251,754
JPMorgan Chase & Co.	A-	5.35	06/01/34	4,625,000	4,661,859
JPMorgan Chase & Co.	BBB+	5.72	09/14/33	7,135,000	7,238,409
Kemper Corp.	BBB-	3.80	02/23/32	4,500,000	3,716,746
Kemper Corp.	BBB-	4.35	02/15/25	1,960,000	1,886,183
Lincoln National Corp.	BBB+	4.00	09/01/23	3,915,000	3,894,349
M&T Bank Corp.	BBB+	4.00	07/15/24	2,000,000	1,948,120
Mercury General Corp.	BBB	4.40	03/15/27	3,330,000	3,149,374
Morgan Stanley	A-	2.70	01/22/31	9,000,000	7,654,441
Old Republic International Corp.	BBB+	3.88	08/26/26	4,895,000	4,605,189
PNC Financial Svcs. Group, Inc.	A-	5.81	06/12/26	5,020,000	4,989,456
Reinsurance Group of America, Inc.	A	4.70	09/15/23	980,000	977,577
Signet UK Finance PLC	BB-	4.70	06/15/24	4,945,000	4,799,123
Stifel Financial Corp.	BBB-	4.25	07/18/24	4,020,000	3,935,134
Synchrony Financial	BBB-	3.70	08/04/26	2,745,000	2,463,006
Truist Financial Corp.	A-	4.87	01/26/29	3,480,000	3,344,883
U.S. Bancorp	A	4.65	02/01/29	7,920,000	7,565,883
U.S. Bancorp	A	5.78	06/12/29	1,500,000	1,499,551
Voya Financial, Inc.	BBB+	3.65	06/15/26	4,970,000	4,687,717
Wells Fargo & Co.	BBB+	3.35	03/02/33	9,115,000	7,801,106
Wells Fargo & Co.	BBB+	3.53	03/24/28	3,105,000	2,898,050

					176,517,081

HEALTH CARE (2.5%)
AbbVie, Inc.	BBB+	4.25	11/14/28	8,830,000	8,564,763
Amgen, Inc.	BBB+	5.25	03/02/33	2,800,000	2,803,571
Baxter International, Inc.	BBB	2.54	02/01/32	2,697,000	2,184,632
CVS Health Corp.	BBB	3.75	04/01/30	9,660,000	8,860,897
Elevance Health, Inc.	A	2.88	09/15/29	7,245,000	6,384,333
Evernorth Health, Inc.	A-	3.50	06/15/24	1,960,000	1,914,360
Humana, Inc.	BBB+	3.85	10/01/24	2,935,000	2,866,289
Merck & Co., Inc.	A+	2.15	12/10/31	6,450,000	5,344,086
Thermo Fisher Scientific, Inc.	A-	2.00	10/15/31	10,046,000	8,195,892

					47,118,823

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
INDUSTRIALS (1.0%)
Boeing Co.	BBB-	4.88	05/01/25	$4,870,000	$4,800,793
Hexcel Corp.	BB+	4.95	08/15/25	3,820,000	3,725,479
Lennox International, Inc.	BBB	1.70	08/01/27	4,935,000	4,288,641
Verisk Analytics, Inc.	BBB	4.00	06/15/25	5,895,000	5,720,835

					18,535,748

INFORMATION TECHNOLOGY (2.9%)
Apple, Inc.	AA+	2.05	09/11/26	5,750,000	5,298,550
Applied Materials, Inc.	A	3.90	10/01/25	6,435,000	6,292,133
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	980,000	940,943
Broadcom Corp./Broadcom Cayman Finance Ltd.	BBB-	3.88	01/15/27	6,470,000	6,169,733
Intel Corp.	A	5.20	02/10/33	4,670,000	4,714,262
Keysight Technologies, Inc.	BBB	4.55	10/30/24	4,895,000	4,812,074
Mastercard, Inc.	A+	3.30	03/26/27	2,300,000	2,196,974
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	980,000	956,807
Oracle Corp.	BBB	4.90	02/06/33	4,580,000	4,445,828
PayPal Hldgs., Inc.	A-	2.65	10/01/26	8,380,000	7,786,274
QUALCOMM, Inc.	A	4.25	05/20/32	1,785,000	1,738,200
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	10,450,000	8,726,758

					54,078,536

MATERIALS (0.7%)
AptarGroup, Inc.	BBB-	3.60	03/15/32	4,430,000	3,800,259
Eagle Materials, Inc.	BBB	2.50	07/01/31	5,700,000	4,648,793
Sherwin-Williams Co.	BBB	3.95	01/15/26	4,895,000	4,739,651

					13,188,703

REAL ESTATE (1.5%)
Alexandria Real Estate Equities, Inc.	BBB+	4.75	04/15/35	930,000	862,885
Boston Properties LP	BBB+	3.25	01/30/31	6,488,000	5,286,077
Boston Properties LP	BBB+	6.50	01/15/34	3,435,000	3,456,580
Equinix, Inc.	BBB	1.45	05/15/26	7,345,000	6,557,633
Healthpeak OP LLC	BBB+	3.40	02/01/25	3,670,000	3,525,773
Prologis LP	A	1.75	07/01/30	3,906,000	3,138,086
Realty Income Corp.	A-	4.85	03/15/30	1,780,000	1,720,724
Realty Income Corp.	A-	5.05	01/13/26	3,516,000	3,484,988

					28,032,746

UTILITIES (0.3%)
National Fuel Gas Co.	BBB-	5.20	07/15/25	1,960,000	1,919,944
NextEra Energy Capital Hldgs., Inc.	BBB+	3.55	05/01/27	4,777,000	4,499,868
Southern Co.	BBB	3.25	07/01/26	50,000	47,030

					6,466,842

TOTAL CORPORATE DEBT					445,463,402

SOVEREIGN DEBT (0.1%)
Sri Lanka AID	NR	6.59	09/15/28	1,650,980	1,679,438	††

TOTAL LONG-TERM DEBT SECURITIES (Cost: $2,098,845,712) 99.2%					1,877,842,828

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.9%)
U.S. Treasury Bill	A-1+	4.98	07/13/23	$17,500,000	$17,471,059

COMMERCIAL PAPER (0.2%)
Cargill Global Funding PLC†	A-1	5.00	07/03/23	4,000,000	3,998,889

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $21,469,948) 1.1%					21,469,948

TOTAL INVESTMENTS (Cost: $2,120,315,660) 100.3%					1,899,312,776

OTHER NET ASSETS -0.3%					(5,881,559)

NET ASSETS 100.0%					$1,893,431,217

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

Abbreviations:	ARM = Adjustable Rate Mortgage
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation.

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$5,251,547	0.1%
ALL AMERICA FUND	$2,809,221	0.9%
SMALL CAP VALUE FUND	$2,599,281	0.6%
SMALL CAP GROWTH FUND	$1,499,585	0.3%
MID CAP VALUE FUND	$1,399,613	1.2%
MID-CAP EQUITY INDEX FUND	$3,698,976	0.2%
COMPOSITE FUND	$2,344,496	1.3%
INTERNATIONAL FUND	$9,953,072	0.7%
MONEY MARKET FUND	$136,833,630	32.1%
MID-TERM BOND FUND	$5,298,224	0.6%
BOND FUND	$7,405,499	0.4%

††	Level 3 Security (see Note 1).

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of June 30, 2023, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Notional Value	Value/ Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	340	E-mini S&P 500 Stock Index	P	September 2023	$76,300,250	$2,215,585	1.5%
ALL AMERICA FUND	6	E-mini S&P 500 Stock Index	P	September 2023	$1,346,475	$37,790	0.5%
MID-CAP EQUITY INDEX FUND	93	E-mini S&P MidCap 400 Stock Index	P	September 2023	$24,590,130	$710,550	1.6%
INTERNATIONAL FUND	303	MSCI EAFE Index	P	September 2023	$32,655,825	$239,370	2.4%

(a)

Includes the cumulative appreciation (depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
ASSETS
Investments at fair value

(Cost:  Equity Index Fund — $2,774,557,115

All America Fund — $216,494,249

Small Cap Value Fund — $362,002,043

Small Cap Growth Fund — $394,521,550

Small Cap Equity Index Fund — $183,162,201

Mid Cap Value Fund — $98,721,072

Mid-Cap Equity Index Fund — $1,326,599,746

Composite Fund — $148,272,633

International Fund — $1,342,343,524

Catholic Values Index Fund — $4,314,124

Retirement Income Fund — $219,117,806

2015 Retirement Fund — $117,384,344

2020 Retirement Fund — $513,700,862

2025 Retirement Fund — $1,119,792,268)

(Notes 1 and 3)	$5,060,027,618	$298,708,818	$400,075,968	$438,721,156	$187,069,803
Cash	18,152	26,249	525	9,967	551
Foreign cash
(Cost: All America Fund — $1,494 International Fund — $9,441)	—	1,530	—	—	—
Interest and dividends receivable	3,223,486	217,670	342,497	192,963	203,789
Receivable for securities sold	—	788,886	8,005,670	3,389,150	—
Receivable for daily variation on future contracts	890,865	7,710	—	—	—
Shareholder subscriptions receivable	1,244,963	—	41,832	26,668	50,568
Due from the Adviser	—	—	—	—	—

TOTAL ASSETS	5,065,405,084	299,750,863	408,466,492	442,339,904	187,324,711

LIABILITIES
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	—	796,343	6,081,812	5,224,962	124,830
Shareholder redemptions payable	1,063,393	72,095	183,128	145,407	53,762
Payable to the Adviser	303,887	95,887	241,999	266,016	61,982
Accrued expenses	698,402	129,648	90,906	104,149	67,436

TOTAL LIABILITIES	2,065,682	1,093,973	6,597,845	5,740,534	308,010

NET ASSETS	$5,063,339,402	$298,656,890	$401,868,647	$436,599,370	$187,016,701

NUMBER OF SHARES OUTSTANDING (Note 4)	89,379,642	13,430,532	29,066,479	35,068,979	19,565,697

NET ASSET VALUES, offering and redemption price per share	$56.65	$22.24	$13.83	$12.45	$9.56

COMPONENTS OF NET ASSETS
Paid-in capital	$2,752,022,158	$202,734,298	$346,473,708	$406,370,682	$185,850,098
Total Distributable Earnings (Loss) (Notes 1 and 5)	2,311,317,244	95,922,592	55,394,939	30,228,688	1,166,603

NET ASSETS	$5,063,339,402	$298,656,890	$401,868,647	$436,599,370	$187,016,701

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corporation.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund	Retirement Income Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$117,741,002	$1,564,112,805	$184,906,949	$1,346,542,474	$5,230,872	$205,946,131	(a)	$111,521,922	(a)	$494,364,087	(a)	$1,101,096,301	(a)
607	—	13,287	224,675	7,196	—		—		—		—
—	—	—	9,441	—	—		—		—		—
130,466	1,808,723	466,436	6,407,814	4,087	—		—		—		—
—	—	1,118,348	88,795	—	—		—		—		—
—	443,700	—	383,295	—	—		—		—		—
46,229	213,064	1,338	364,229	71	—		—		—		—
—	—	—	—	28,488	—		—		—		—

117,918,304	1,566,578,292	186,506,358	1,354,020,723	5,270,714	205,946,131		111,521,922		494,364,087		1,101,096,301

—	275,657	—	—	—	—		—		—		—
—	—	464,566	4,271,301	2,108	—		—		—		—
169,953	404,444	30,390	369,788	4,060	—		—		—		—
50,934	95,866	60,241	81,792	618	8,440		4,554		20,175		44,782
6,077	395,003	30,185	107,811	31,768	44,689		19,670		51,419		100,414

226,964	1,170,970	585,382	4,830,692	38,554	53,129		24,224		71,594		145,196

$117,691,340	$1,565,407,322	$185,920,976	$1,349,190,031	$5,232,160	$205,893,002		$111,497,698		$494,292,493		$1,100,951,105

7,308,660	76,630,962	9,903,486	172,074,833	406,822	19,273,203		13,074,361		48,990,064		93,872,757

$16.10	$20.43	$18.77	$7.84	$12.86	$10.68		$8.53		$10.09		$11.73

$94,691,572	$1,272,978,704	$144,866,331	$1,394,865,276	$4,312,583	$221,924,483		$118,435,631		$516,537,489		$1,120,023,266
22,999,768	292,428,618	41,054,645	(45,675,245)	919,577	(16,031,481)		(6,937,933)		(22,244,996)		(19,072,161)

$117,691,340	$1,565,407,322	$185,920,976	$1,349,190,031	$5,232,160	$205,893,002		$111,497,698		$494,292,493		$1,100,951,105

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

June 30, 2023 (Unaudited)

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
ASSETS
Investments at fair value

(Cost:  2030 Retirement Fund — $1,212,189,663

2035 Retirement Fund — $1,125,390,510

2040 Retirement Fund — $924,695,178

2045 Retirement Fund — $951,449,371

2050 Retirement Fund — $741,963,073

2055 Retirement Fund — $399,272,176

2060 Retirement Fund — $199,558,796

2065 Retirement Fund — $50,588,631

Conservative Allocation Fund — $170,455,283

Moderate Allocation Fund — $393,546,828

Aggressive Allocation Fund — $318,113,130

Money Market Fund — $426,889,380

Mid-Term Bond Fund — $938,704,939

Bond Fund — $2,120,315,660)

(Notes 1 and 3)	$1,224,310,831	(a)	$1,149,196,414	(a)	$958,614,178	(a)	$988,743,205	(a)	$763,915,544	(a)
Cash	—		—		—		—		—
Foreign cash	—		—		—		—		—
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Receivable for daily variation on future contracts	—		—		—		—		—
Shareholder subscriptions receivable	—		—		—		—		—
Due from the Adviser	—		—		—		—		—

TOTAL ASSETS	1,224,310,831		1,149,196,414		958,614,178		988,743,205		763,915,544

LIABILITIES
Due to custodian bank	—		—		—		—		—
Payable for securities purchased	—		—		—		—		—
Shareholder redemptions payable	—		—		—		—		—
Payable to the Adviser	49,556		46,251		38,506		39,707		30,615
Accrued expenses	96,906		61,629		52,509		34,451		42,094

TOTAL LIABILITIES	146,462		107,880		91,015		74,158		72,709

NET ASSETS	$1,224,164,369		$1,149,088,534		$958,523,163		$988,669,047		$763,842,835

NUMBER OF SHARES OUTSTANDING (Note 4)	95,297,638		86,257,349		71,696,373		75,037,818		45,262,707

NET ASSET VALUES, offering and redemption price per share	$12.85		$13.32		$13.37		$13.18		$16.88

COMPONENTS OF NET ASSETS
Paid-in capital	$1,201,926,280		$1,108,222,745		$912,192,677		$932,744,327		$727,368,524
Total Distributable Earnings (Loss) (Notes 1 and 5)	22,238,089		40,865,789		46,330,486		55,924,720		36,474,311

NET ASSETS	$1,224,164,369		$1,149,088,534		$958,523,163		$988,669,047		$763,842,835

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corporation.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund		2065 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$401,113,848	(a)	$197,139,629	(a)	$51,032,682	(a)	$162,760,245	(a)	$403,659,393	(a)	$332,622,312	(a)	$426,889,380	$864,793,486	$1,899,312,776
—		—		—		95		93		94		2,779	5,186	18,823
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		—	4,961,176	10,783,225
—		—		—		—		—		—		—	300,469	4,755,476
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		586,752	185,190	402,067
—		15,353		20,616		—		—		—		—	—	—

401,113,848		197,154,982		51,053,298		162,760,340		403,659,486		332,622,406		427,478,911	870,245,507	1,915,272,367

—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		—	—	20,477,841
—		—		—		—		—		—		823,551	340,442	666,540
16,033		7,830		1,988		—		—		—		48,922	284,740	546,395
17,495		23,023		14,651		23,645		37,737		33,169		39,734	101,952	150,374

33,528		30,853		16,639		23,645		37,737		33,169		912,207	727,134	21,841,150

$401,080,320		$197,124,129		$51,036,659		$162,736,695		$403,621,749		$332,589,237		$426,566,704	$869,518,373	$1,893,431,217

30,133,783		17,412,926		4,476,509		14,861,737		30,643,546		22,846,548		35,889,476	91,789,131	153,746,936

$13.31		$11.32		$11.40		$10.95		$13.17		$14.56		$11.886	$9.47	$12.32

$393,714,766		$196,720,036		$51,261,016		$171,904,750		$386,795,983		$308,551,125		$424,854,684	$951,961,049	$2,159,799,315
7,365,554		404,093		(224,357)		(9,168,055)		16,825,766		24,038,112		1,712,020	(82,442,676)	(266,368,098)

$401,080,320		$197,124,129		$51,036,659		$162,736,695		$403,621,749		$332,589,237		$426,566,704	$869,518,373	$1,893,431,217

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

	Equity Index Fund		All America Fund		Small Cap Value Fund	Small Cap Growth Fund		Small Cap Equity Index Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends (Notes 1 and 3)	$38,663,769	(a)	$2,297,655	(a)	$4,870,568	$1,220,824	(a)	$1,680,507 (a)
Interest	1,434,669		125,019		305,685	202,756		2,036

Total investment income	40,098,438		2,422,674		5,176,253	1,423,580		1,682,543

EXPENSES
Investment advisory fees (Note 2)	1,723,971		570,163		1,472,094	1,631,300		68,388

Other operating expenses (Note 2)
Fund administration expenses	477,406		40,481		62,378	64,002		33,322
Shareholders reports	3,246		3,092		4,153	4,155		4,156
Custodian expenses	32,290		11,658		2,558	3,593		17,658
Transfer agent fees	26,678		5,159		5,226	5,947		1,981
Independent directors’ fees and expenses	8,152		11,189		11,185	11,185		11,351
Professional fees	22,832		21,546		24,569	24,569		25,964
Legal and Compliance	169,462		4,143		25,213	28,187		8,342
Administrative	182,797		11,682		19,282	20,143		8,297
Licenses	516,829		44,463		—	—		34,354
Fees and registration	47,027		9,106		9,893	10,283		9,124
Miscellaneous fees	7,971		1,243		1,580	2,109		1,082

Total operating expenses	1,494,690		163,762		166,037	174,173		155,631

Total expenses before reimbursement	3,218,661		733,925		1,638,131	1,805,473		224,019
Fee waiver and expense reimbursement (Note 2)	—		—		—	—		(91,803)

Net expenses	3,218,661		733,925		1,638,131	1,805,473		132,216

Net Investment Income (Loss)	36,879,777		1,688,749		3,538,122	(381,893)		1,550,327

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (Note 1)
Net realized gain (loss) on:
Investment securities (Notes 1 and 3)	19,997,688		8,967,685		8,614,974	3,518,290		(254,213)
Futures contracts (Note 1)	3,860,944		131,163		—	—		—
Foreign currency translations	—		—		—	—		—

	23,858,632		9,098,848		8,614,974	3,518,290		(254,213)

Change in net unrealized appreciation (depreciation) of:
Investment securities (Notes 1 and 3)	662,274,138		24,593,127		2,431,714	50,264,179		9,021,217
Futures contracts (Note 1)	4,820,620		172,823		—	—		—
Foreign currency translations	—		32		—	—		—

	667,094,758		24,765,982		2,431,714	50,264,179		9,021,217

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	690,953,390		33,864,830		11,046,688	53,782,469		8,767,004

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$727,833,167		$35,553,579		$14,584,810	$53,400,576		$10,317,331

(a)	Net of foreign taxes as follows:

Equity Index Fund	$10,516
All America Fund	471
Small Cap Growth Fund	693
Small Cap Equity Index Fund .	1,512
Mid-Cap Equity Index Fund	8,554
International Fund	4,015,622
Catholic Values Index Fund	99

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund		Composite Fund	International Fund	Catholic Values Index Fund		Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund

$1,176,073	$13,880,045	(a)	$1,175,324	$33,026,920 (a)	$38,168	(a)	$1,938,885	$1,068,105	$4,886,545	$10,958,339
49,545	436,458		1,174,978	1,479,307	41		—	—	—	—

1,225,618	14,316,503		2,350,302	34,506,227	38,209		1,938,885	1,068,105	4,886,545	10,958,339

308,775	600,834		361,823	481,684	3,518		51,213	27,797	123,587	267,739

26,035	203,763		37,168	151,812	13,376		19,586	15,798	28,616	47,664
4,156	4,156		4,155	4,154	4,156		4,158	4,156	4,156	4,156
1,233	18,375		2,976	33,099	3,779		13,780	12,031	23,525	36,776
2,851	12,609		3,841	4,083	1,008		4,111	2,784	8,972	17,245
11,361	10,610		11,330	10,896	11,417		11,419	11,419	11,419	11,419
24,588	25,964		25,250	26,057	23,575		26,011	19,937	19,937	19,937
4,639	76,415		6,958	61,832	355		7,305	4,315	18,777	37,748
5,343	74,653		8,361	55,967	205		—	—	—	—
—	170,410		—	—	—		—	—	—	—
5,364	30,757		5,618	23,798	11,497		10,380	5,200	11,352	20,239
1,151	5,267		1,323	1,481	947		1,236	1,140	1,861	2,635

86,721	632,979		106,980	373,179	70,315		97,986	76,780	128,615	197,819

395,496	1,233,813		468,803	854,863	73,833		149,199	104,577	252,202	465,558
—	—		—	—	(68,673)		—	—	—	—

395,496	1,233,813		468,803	854,863	5,160		149,199	104,577	252,202	465,558

830,122	13,082,690		1,881,499	33,651,364	33,049		1,789,686	963,528	4,634,343	10,492,781

3,129,113	44,649,719		3,982,838	(28,042,690)	8,381		(2,212,716)	(830,104)	(2,430,745)	(3,047,522)
—	(779,835)		—	1,525,699	—		—	—	—	—
—	—		—	(296,097)	—		—	—	—	—

3,129,113	43,869,884		3,982,838	(26,813,088)	8,381		(2,212,716)	(830,104)	(2,430,745)	(3,047,522)

106,926	74,916,534		9,724,628	123,345,709	741,383		11,040,132	6,269,972	30,102,771	73,671,688
—	1,050,790		—	1,396,130	—		—	—	—	—
—	—		—	18,521	—		—	—	—	—

106,926	75,967,324		9,724,628	124,760,360	741,383		11,040,132	6,269,972	30,102,771	73,671,688

3,236,039	119,837,208		13,707,466	97,947,272	749,764		8,827,416	5,439,868	27,672,026	70,624,166

$4,066,161	$132,919,898		$15,588,965	$131,598,636	$782,813		$10,617,102	$6,403,396	$32,306,369	$81,116,947

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Six Months Ended June 30, 2023 (Unaudited)

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends (Notes 1 and 3)	$12,073,716	$11,443,960	$9,656,689	$9,975,244	$7,650,339
Interest	—	—	—	—	—

Total investment income	12,073,716	11,443,960	9,656,689	9,975,244	7,650,339

EXPENSES
Investment advisory fees (Note 2)	291,338	267,663	223,245	230,056	176,002

Other operating expenses (Note 2)
Fund administration expenses	49,956	44,526	38,812	25,773	32,808
Shareholders reports	4,156	3,340	3,339	1,457	3,340
Custodian expenses	37,961	30,862	26,222	50,116	22,935
Transfer agent fees	17,910	15,676	12,275	17,990	8,693
Independent directors’ fees and expenses	11,419	11,419	11,419	—	11,419
Professional fees	19,938	17,458	17,457	19,513	17,457
Legal and Compliance	39,161	30,797	25,351	2,691	19,712
Administrative	—	—	—	—	—
Licenses	—	—	—	—	—
Fees and registration	19,494	16,572	14,980	14,342	13,466
Miscellaneous fees	2,635	853	853	1,698	853

Total operating expenses	202,630	171,503	150,708	133,580	130,683

Total expenses before reimbursement	493,968	439,166	373,953	363,636	306,685
Fee waiver and expense reimbursement (Note 2)	—	—	—	—	—

Net expenses	493,968	439,166	373,953	363,636	306,685

Net Investment Income (Loss)	11,579,748	11,004,794	9,282,736	9,611,608	7,343,654

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (Note 1)
Net realized gain (loss) on:
Investment securities (Notes 1 and 3)	(13,720)	569,520	(1,569,256)	880,548	2,655,426
Futures contracts (Note 1)	—	—	—	—	—
Foreign currency translations	—	—	—	—	—

	(13,720)	569,520	(1,569,256)	880,548	2,655,426

Change in net unrealized appreciation (depreciation) of:
Investment securities (Notes 1 and 3)	89,048,588	94,353,786	89,597,133	94,417,173	71,548,004
Futures contracts (Note 1)	—	—	—	—	—
Foreign currency translations	—	—	—	—	—

	89,048,588	94,353,786	89,597,133	94,417,173	71,548,004

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	89,034,868	94,923,306	88,027,877	95,297,721	74,203,430

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,614,616	$105,928,100	$97,310,613	$104,909,329	$81,547,084

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund

$4,046,367	$1,982,918	$502,632	$1,455,107	$3,781,354	$3,216,946	$—	$—	$—

—	—	—	—	—	—	8,932,571	9,625,548	27,648,540

4,046,367	1,982,918	502,632	1,455,107	3,781,354	3,216,946	8,932,571	9,625,548	27,648,540

91,238	43,277	10,350	—	—	—	279,777	1,724,161	3,565,139

22,138	16,064	11,596	18,198	24,982	22,350	46,184	118,729	233,974
3,340	3,340	3,340	4,156	4,156	4,156	4,157	4,157	4,156
16,428	13,222	9,921	10,192	15,153	15,901	3,184	3,747	7,758
5,199	2,752	1,256	3,580	7,229	5,909	2,842	4,925	8,580
11,419	11,419	11,419	11,419	11,419	11,419	11,319	11,010	10,563
17,457	17,458	17,457	19,990	19,990	19,995	25,535	27,720	27,720
9,541	4,074	713	6,148	14,690	11,595	18,020	43,668	89,112
—	—	—	—	—	—	15,447	40,714	85,569
—	—	—	—	—	—	—	—	—
11,856	9,061	8,062	5,826	6,002	5,548	11,875	18,795	30,422
357	853	867	1,224	1,647	1,491	865	1,555	2,431

97,735	78,243	64,631	80,733	105,268	98,364	139,428	275,020	500,285

188,973	121,520	74,981	80,733	105,268	98,364	419,205	1,999,181	4,065,424
—	—	(64,631)	—	—	—	—	—	—

188,973	121,520	10,350	80,733	105,268	98,364	419,205	1,999,181	4,065,424

3,857,394	1,861,398	492,282	1,374,374	3,676,086	3,118,582	8,513,366	7,626,367	23,583,116

231,027	(249,797)	(912,364)	(473,303)	1,769,564	2,236,997	18,961	(6,393,130)	(14,230,026)
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

231,027	(249,797)	(912,364)	(473,303)	1,769,564	2,236,997	18,961	(6,393,130)	(14,230,026)

37,954,062	18,634,850	5,293,123	8,882,057	28,819,662	26,747,638	(6,226)	9,121,830	25,225,580
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

37,954,062	18,634,850	5,293,123	8,882,057	28,819,662	26,747,638	(6,226)	9,121,830	25,225,580

38,185,089	18,385,053	4,380,759	8,408,754	30,589,226	28,984,635	12,735	2,728,700	10,995,554

$42,042,483	$20,246,451	$4,873,041	$9,783,128	$34,265,312	$32,103,217	$8,526,101	$10,355,067	$34,578,670

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		All America Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$36,879,777	$66,757,418	$1,688,749	$3,335,920
Net realized gain (loss) on investments, futures contracts and foreign currency translations	23,858,632	75,607,436	9,098,848	24,550,532
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	667,094,758	(1,063,180,440)	24,765,982	(92,732,444)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	727,833,167	(920,815,586)	35,553,579	(64,845,992)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(32,930,000)	(185,149,240)	(1,494,898)	(39,115,338)

Total distributions	(32,930,000)	(185,149,240)	(1,494,898)	(39,115,338)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	258,392,992	635,973,464	2,359,523	6,021,366
Dividends reinvested	32,929,014	185,143,439	1,494,642	39,107,389
Cost of shares redeemed	(253,156,847)	(376,392,969)	(20,400,066)	(34,443,027)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	38,165,159	444,723,934	(16,545,901)	10,685,728

INCREASE (DECREASE) IN NET ASSETS	733,068,326	(661,240,892)	17,512,780	(93,275,602)
NET ASSETS, BEGINNING OF PERIOD	4,330,271,076	4,991,511,968	281,144,110	374,419,712

NET ASSETS, END OF PERIOD	$5,063,339,402	$4,330,271,076	$298,656,890	$281,144,110

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	88,695,161	79,982,941	14,228,687	13,500,649

Shares sold	4,939,342	11,996,663	113,607	249,461
Shares issued as reinvestment of dividends	602,213	3,788,193	69,421	1,937,457
Shares redeemed	(4,857,074)	(7,072,636)	(981,183)	(1,458,880)

Net Increase (decrease)	684,481	8,712,220	(798,155)	728,038

Shares outstanding at the end of period	89,379,642	88,695,161	13,430,532	14,228,687

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Small Cap Equity Index Fund		Mid Cap Value Fund
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$3,538,122	$5,737,695	$ (381,893)	$ (254,918)	$ 1,550,327	$2,343,852	$830,122	$1,679,484

8,614,974	29,653,968	3,518,290	1,473,274	(254,213)	4,524,929	3,129,113	4,786,931

2,431,714	(90,285,803)	50,264,179	(188,322,716)	9,021,217	(31,708,157)	106,926	(21,442,122)

14,584,810	(54,894,140)	53,400,576	(187,104,360)	10,317,331	(24,839,376)	4,066,161	(14,975,707)

(3,282,391)	(42,397,172)	—	(22,756,978)	(1,277,681)	(11,085,072)	(677,733)	(10,349,334)

(3,282,391)	(42,397,172)	—	(22,756,978)	(1,277,681)	(11,085,072)	(677,733)	(10,349,334)

14,136,704	31,065,090	9,011,478	29,129,955	16,675,092	79,506,672	14,639,118	20,410,945
3,282,207	42,394,879	—	22,756,989	1,277,681	11,085,071	677,733	10,349,334
(39,775,868)	(143,370,789)	(58,190,159)	(82,805,792)	(18,481,398)	(18,937,893)	(15,998,100)	(21,578,581)

(22,356,957)	(69,910,820)	(49,178,681)	(30,918,848)	(528,625)	71,653,850	(681,249)	9,181,698

(11,054,538)	(167,202,132)	4,221,895	(240,780,186)	8,511,025	35,729,402	2,707,179	(16,143,343)
412,923,185	580,125,317	432,377,475	673,157,661	178,505,676	142,776,274	114,984,161	131,127,504

$401,868,647	$412,923,185	$436,599,370	$432,377,475	$187,016,701	$178,505,676	$117,691,340	$114,984,161

30,715,648	35,118,423	39,257,270	41,508,728	19,649,648	12,322,568	7,347,633	6,825,903

1,039,072	2,043,565	766,790	2,330,039	1,769,669	8,005,433	927,781	1,122,650
240,103	3,122,953	—	2,055,916	135,491	1,221,648	43,085	662,555
(2,928,344)	(9,569,293)	(4,955,081)	(6,637,413)	(1,989,111)	(1,900,001)	(1,009,839)	(1,263,475)

(1,649,169)	(4,402,775)	(4,188,291)	(2,251,458)	(83,951)	7,327,080	(38,973)	521,730

29,066,479	30,715,648	35,068,979	39,257,270	19,565,697	19,649,648	7,308,660	7,347,633

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid-Cap Equity Index Fund		Composite Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$13,082,690	$27,506,284	$1,881,499	$3,506,628
Net realized gain (loss) on investments, futures contracts and foreign currency translations	43,869,884	142,009,087	3,982,838	5,868,516
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	75,967,324	(440,596,004)	9,724,628	(35,422,109)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	132,919,898	(271,080,633)	15,588,965	(26,046,965)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(10,999,283)	(213,584,975)	(1,626,901)	(12,277,737)

Total distributions	(10,999,283)	(213,584,975)	(1,626,901)	(12,277,737)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	56,981,604	165,253,302	1,546,255	6,725,476
Dividends reinvested	10,998,840	213,575,955	1,626,901	12,277,743
Cost of shares redeemed	(224,566,783)	(412,434,396)	(11,200,908)	(18,770,119)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(156,586,339)	(33,605,139)	(8,027,752)	233,100

INCREASE (DECREASE) IN NET ASSETS	(34,665,724)	(518,270,747)	5,934,312	(38,091,602)
NET ASSETS, BEGINNING OF PERIOD	1,600,073,046	2,118,343,793	179,986,664	218,078,266

NET ASSETS, END OF PERIOD	$1,565,407,322	$1,600,073,046	$185,920,976	$179,986,664

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	84,605,273	84,330,880	10,349,539	10,298,831

Shares sold	2,873,071	7,607,429	85,424	350,314
Shares issued as reinvestment of dividends	556,059	11,222,841	88,659	699,928
Shares redeemed	(11,403,441)	(18,555,877)	(620,136)	(999,534)

Net Increase (decrease)	(7,974,311)	274,393	(446,053)	50,708

Shares outstanding at the end of period	76,630,962	84,605,273	9,903,486	10,349,539

(a)

In 2021, the 2015 Retirement Fund had accrued a non-recurring capital contribution from Mutual of America Capital Management LLC of $410,599 to reflect the estimated lost opportunity cost arising when a portion of the portfolio was uninvested. The 2022 amount disclosed includes adjustments to the prior accrual to record the final settlement amount of the capital contribution accrued as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

International Fund		Catholic Values Index Fund		Retirement Income Fund		2015 Retirement Fund
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$33,651,364	$46,678,953	$33,049	$58,426	$1,789,686	$3,274,990	$963,528	$1,898,167

(26,813,088)	(44,747,937)	8,381	24,194	(2,212,716)	1,806,071	(830,104)	3,865,812

124,760,360	(137,326,488)	741,383	(1,044,276)	11,040,132	(30,156,953)	6,269,972	(22,598,987)

131,598,636	(135,395,472)	782,813	(961,656)	10,617,102	(25,075,892)	6,403,396	(16,835,008)

(30,812,331)	(128,449,333)	(28,846)	(100,841)	(1,803,687)	(12,388,504)	(973,414)	(2,139,121)

(30,812,331)	(128,449,333)	(28,846)	(100,841)	(1,803,687)	(12,388,504)	(973,414)	(2,139,121)

81,263,168	221,811,724	300,401	859,469	14,384,238	39,814,630	3,051,975	9,303,328 (a)
30,812,331	128,449,290	28,846	100,841	1,803,687	12,388,511	973,414	2,139,115
(65,251,099)	(87,647,628)	(270,693)	(56,655)	(22,207,890)	(35,359,111)	(10,555,621)	(20,382,860)

46,824,400	262,613,386	58,554	903,655	(6,019,965)	16,844,030	(6,530,232)	(8,940,417)

147,610,705	(1,231,419)	812,521	(158,842)	2,793,450	(20,620,366)	(1,100,250)	(27,914,546)
1,201,579,326	1,202,810,745	4,419,639	4,578,481	203,099,552	223,719,918	112,597,948	140,512,494

$1,349,190,031	$1,201,579,326	$5,232,160	$4,419,639	$205,893,002	$203,099,552	$111,497,698	$112,597,948

166,036,582	129,918,710	402,782	325,700	19,840,515	18,254,992	13,852,904	14,861,652

10,498,683	27,911,844	24,727	72,909	1,365,603	3,590,949	363,380	1,095,325
3,996,411	19,471,161	2,330	9,179	169,679	1,194,992	114,789	260,784
(8,456,843)	(11,265,133)	(23,017)	(5,006)	(2,102,594)	(3,200,418)	(1,256,712)	(2,364,857)

6,038,251	36,117,872	4,040	77,082	(567,312)	1,585,523	(778,543)	(1,008,748)

172,074,833	166,036,582	406,822	402,782	19,273,203	19,840,515	13,074,361	13,852,904

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2020 Retirement Fund		2025 Retirement Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$4,634,343	$8,858,102	$10,492,781	$18,262,523
Net realized gain (loss) on investments, futures contracts and foreign currency translations	(2,430,745)	15,338,489	(3,047,522)	34,300,785
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	30,102,771	(103,381,868)	73,671,688	(215,094,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,306,369	(79,185,277)	81,116,947	(162,531,659)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(4,657,913)	(49,585,310)	(10,536,878)	(96,519,672)

Total distributions	(4,657,913)	(49,585,310)	(10,536,878)	(96,519,672)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	12,115,141	41,943,763	44,122,641	118,330,078
Dividends reinvested	4,657,913	49,585,216	10,536,878	96,519,684
Cost of shares redeemed	(53,734,939)	(80,257,248)	(80,958,135)	(101,936,666)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(36,961,885)	11,271,731	(26,298,616)	112,913,096

INCREASE (DECREASE) IN NET ASSETS	(9,313,429)	(117,498,856)	44,281,453	(146,138,235)
NET ASSETS, BEGINNING OF PERIOD	503,605,922	621,104,778	1,056,669,652	1,202,807,887

NET ASSETS, END OF PERIOD	$494,292,493	$503,605,922	$1,100,951,105	$1,056,669,652

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	52,737,634	51,097,902	96,200,741	86,096,717

Shares sold	1,220,148	3,986,082	3,850,620	9,767,196
Shares issued as reinvestment of dividends	464,398	5,112,152	905,230	8,677,602
Shares redeemed	(5,432,116)	(7,458,502)	(7,083,834)	(8,340,774)

Net Increase (decrease)	(3,747,570)	1,639,732	(2,327,984)	10,104,024

Shares outstanding at the end of period	48,990,064	52,737,634	93,872,757	96,200,741

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$11,579,748	$18,777,079	$11,004,794	$17,150,547	$9,282,736	$14,155,671	$9,611,608	$14,581,490

(13,720)	41,263,510	569,520	46,769,231	(1,569,256)	47,408,339	880,548	54,579,823

89,048,588	(235,555,260)	94,353,786	(234,549,597)	89,597,133	(204,771,679)	94,417,173	(219,763,157)

100,614,616	(175,514,671)	105,928,100	(170,629,819)	97,310,613	(143,207,669)	104,909,329	(150,601,844)

(11,627,037)	(101,701,045)	(11,047,412)	(101,798,354)	(9,318,932)	(94,956,921)	(9,646,863)	(102,503,613)

(11,627,037)	(101,701,045)	(11,047,412)	(101,798,354)	(9,318,932)	(94,956,921)	(9,646,863)	(102,503,613)

54,630,271	141,688,771	69,876,877	154,214,764	51,624,316	115,247,483	44,100,423	122,719,931
11,627,037	101,701,037	11,047,412	101,798,362	9,318,932	94,956,926	9,646,863	102,503,596
(56,131,133)	(71,785,670)	(50,154,969)	(61,288,381)	(37,947,382)	(49,929,206)	(35,161,387)	(54,152,173)

10,126,175	171,604,138	30,769,320	194,724,745	22,995,866	160,275,203	18,585,899	171,071,354

99,113,754	(105,611,578)	125,650,008	(77,703,428)	110,987,547	(77,889,387)	113,848,365	(82,034,103)
1,125,050,615	1,230,662,193	1,023,438,526	1,101,141,954	847,535,616	925,425,003	874,820,682	956,854,785

$1,224,164,369	$1,125,050,615	$1,149,088,534	$1,023,438,526	$958,523,163	$847,535,616	$988,669,047	$874,820,682

94,524,726	80,707,269	83,915,573	68,807,569	69,936,961	57,286,669	73,598,703	59,930,841

4,377,633	10,813,700	5,429,407	11,350,693	4,032,060	8,483,166	3,502,961	9,168,287
913,357	8,474,692	838,195	8,289,115	705,445	7,757,340	741,496	8,532,986
(4,518,078)	(5,470,935)	(3,925,826)	(4,531,804)	(2,978,093)	(3,590,214)	(2,805,342)	(4,033,411)

772,912	13,817,457	2,341,776	15,108,004	1,759,412	12,650,292	1,439,115	13,667,862

95,297,638	94,524,726	86,257,349	83,915,573	71,696,373	69,936,961	75,037,818	73,598,703

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2050 Retirement Fund		2055 Retirement Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$7,343,654	$10,836,843	$3,857,394	$5,196,334
Net realized gain (loss) on investments, futures contracts and foreign currency translations	2,655,426	36,013,333	231,027	18,817,385
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	71,548,004	(160,653,692)	37,954,062	(77,604,937)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	81,547,084	(113,803,516)	42,042,483	(53,591,218)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(7,373,484)	(73,774,637)	(3,875,776)	(35,930,657)

Total distributions	(7,373,484)	(73,774,637)	(3,875,776)	(35,930,657)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	43,223,626	99,472,785	32,414,033	80,910,881
Dividends reinvested	7,373,484	73,774,639	3,875,776	35,930,653
Cost of shares redeemed	(25,646,905)	(38,406,860)	(12,433,571)	(18,082,783)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	24,950,205	134,840,564	23,856,238	98,758,751

INCREASE (DECREASE) IN NET ASSETS	99,123,805	(52,737,589)	62,022,945	9,236,876
NET ASSETS, BEGINNING OF PERIOD	664,719,030	717,456,619	339,057,375	329,820,499

NET ASSETS, END OF PERIOD	$763,842,835	$664,719,030	$401,080,320	$339,057,375

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	43,738,784	35,318,488	28,269,738	20,628,628

Shares sold	2,681,887	5,837,190	2,552,731	5,982,026
Shares issued as reinvestment of dividends	442,586	4,825,706	294,960	2,977,668
Shares redeemed	(1,600,550)	(2,242,600)	(983,646)	(1,318,584)

Net Increase (decrease)	1,523,923	8,420,296	1,864,045	7,641,110

Shares outstanding at the end of period	45,262,707	43,738,784	30,133,783	28,269,738

The accompanying notes are an integral part of these financial statements.

2060 Retirement Fund		2065 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$1,861,398	$2,187,149	$492,282	$444,531	$1,374,374	$2,873,828	$3,676,086	$7,204,249

(249,797)	9,730,940	(912,364)	1,157,619	(473,303)	3,288,769	1,769,564	19,347,410

18,634,850	(33,691,165)	5,293,123	(4,822,240)	8,882,057	(30,924,059)	28,819,662	(93,669,040)

20,246,451	(21,773,076)	4,873,041	(3,220,090)	9,783,128	(24,761,462)	34,265,312	(67,117,381)

(1,873,243)	(16,336,340)	(493,437)	(2,365,513)	(1,381,959)	(12,728,856)	(3,686,001)	(45,633,222)

(1,873,243)	(16,336,340)	(493,437)	(2,365,513)	(1,381,959)	(12,728,856)	(3,686,001)	(45,633,222)

27,422,218	53,026,596	14,696,378	22,062,249	3,504,922	11,869,732	4,602,195	14,870,396
1,873,243	16,336,345	493,437	2,365,515	1,381,959	12,728,861	3,686,001	45,633,214
(5,274,445)	(6,821,447)	(2,691,990)	(1,949,777)	(12,029,529)	(26,437,392)	(28,154,372)	(42,068,962)

24,021,016	62,541,494	12,497,825	22,477,987	(7,142,648)	(1,838,799)	(19,866,176)	18,434,648

42,394,224	24,432,078	16,877,429	16,892,384	1,258,521	(39,329,117)	10,713,135	(94,315,955)
154,729,905	130,297,827	34,159,230	17,266,846	161,478,174	200,807,291	392,908,614	487,224,569

$197,124,129	$154,729,905	$51,036,659	$34,159,230	$162,736,695	$161,478,174	$403,621,749	$392,908,614

15,192,348	9,594,249	3,333,354	1,308,482	15,529,615	15,617,735	32,217,749	30,481,824

2,542,028	4,607,754	1,349,189	1,968,501	326,515	1,026,720	361,339	1,064,442
167,553	1,590,170	43,822	230,986	127,018	1,210,094	282,669	3,689,435
(489,003)	(599,825)	(249,856)	(174,615)	(1,121,411)	(2,324,934)	(2,218,211)	(3,017,952)

2,220,578	5,598,099	1,143,155	2,024,872	(667,878)	(88,120)	(1,574,203)	1,735,925

17,412,926	15,192,348	4,476,509	3,333,354	14,861,737	15,529,615	30,643,546	32,217,749

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Aggressive Allocation Fund		Money Market Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,118,582	$5,536,261	$8,513,366	$3,899,030
Net realized gain (loss) on investments, futures contracts and foreign currency translations	2,236,997	23,705,769	18,961	(201)
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	26,747,638	(87,924,840)	(6,226)	6,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,103,217	(58,682,810)	8,526,101	3,905,055

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(3,127,828)	(38,916,538)	(6,895,134)	(3,817,537)

Total distributions	(3,127,828)	(38,916,538)	(6,895,134)	(3,817,537)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	3,947,089	12,733,404	130,815,101	242,716,572
Dividends reinvested	3,127,828	38,916,528	6,894,636	3,817,303
Cost of shares redeemed	(16,168,372)	(31,720,638)	(47,650,915)	(84,949,245)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(9,093,455)	19,929,294	90,058,822	161,584,630

INCREASE (DECREASE) IN NET ASSETS	19,881,934	(77,670,054)	91,689,789	161,672,148
NET ASSETS, BEGINNING OF PERIOD	312,707,303	390,377,357	334,876,915	173,204,767

NET ASSETS, END OF PERIOD	$332,589,237	$312,707,303	$426,566,704	$334,876,915

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	23,506,156	21,851,624	28,299,649	14,644,716

Shares sold	282,649	838,326	11,025,661	20,512,662
Shares issued as reinvestment of dividends	217,512	2,873,739	582,349	322,789
Shares redeemed	(1,159,769)	(2,057,533)	(4,018,183)	(7,180,518)

Net Increase (decrease)	(659,608)	1,654,532	7,589,827	13,654,933

Shares outstanding at the end of period	22,846,548	23,506,156	35,889,476	28,299,649

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund		Bond Fund
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$7,626,367	$12,546,280	$23,583,116	$38,292,760

(6,393,130)	(3,628,211)	(14,230,026)	(31,728,018)

9,121,830	(79,715,539)	25,225,580	(261,110,491)

10,355,067	(70,797,470)	34,578,670	(254,545,749)

(6,219,958)	(12,745,495)	(19,391,407)	(41,632,736)

(6,219,958)	(12,745,495)	(19,391,407)	(41,632,736)

52,528,900	199,677,516	181,990,590	383,689,912
6,219,958	12,745,465	19,387,338	41,623,794
(71,768,201)	(116,023,185)	(164,200,609)	(336,827,436)

(13,019,343)	96,399,796	37,177,319	88,486,270

(8,884,234)	12,856,831	52,364,582	(207,692,215)
878,402,607	865,545,776	1,841,066,635	2,048,758,850

$869,518,373	$878,402,607	$1,893,431,217	$1,841,066,635

93,142,276	83,549,456	150,726,687	143,116,787

5,509,956	20,305,324	14,614,623	29,886,668
650,973	1,317,723	1,559,653	3,256,301
(7,514,074)	(12,030,227)	(13,154,027)	(25,533,069)

(1,353,145)	9,592,820	3,020,249	7,609,900

91,789,131	93,142,276	153,746,936	150,726,687

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the six months ended June 30, 2023 and the five years ended December 31, 2022 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Portfolio
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$48.82		$62.41	$51.15	$47.89	$37.75	$41.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.41		0.79	0.73	0.92	0.81	0.74
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	7.79		(12.20)	13.70	7.52	10.88	(2.41)

Total From Investment Operations	8.20		(11.41)	14.43	8.44	11.69	(1.67)

Less Distributions
From Net Investment Income	(0.37)		(0.78)	(0.70)	(1.68)	(0.74)	(0.67)

From Net Realized Gains	—		(1.40)	(2.47)	(3.50)	(0.81)	(0.95)

Total Distributions	(0.37)		(2.18)	(3.17)	(5.18)	(1.55)	(1.62)

Net Asset Value, End of Period	$56.65		$48.82	$62.41	$51.15	$47.89	$37.75

Total Return (%)(h)	16.82	(b)	(18.24)	28.50	18.20	31.31	(4.56)
Net Assets, End of Period ($ millions)	5,063		4,330	4,992	3,714	3,478	2,629
Ratio of Net Income (Loss) to Average Net Assets (%)	1.60	(c)	1.51	1.27	1.72	1.90	1.83
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.14	(c)	0.14	0.13	0.15	0.13	0.13
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.14	(c)	0.14	0.13	0.15	0.13	0.13
Portfolio Turnover Rate (%)(a)	1.01	(b)	3.14	7.01	5.77	3.01	3.48

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

All America Fund							Small Cap Value Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)	2019(e)	2018(e)			2022	2021	2020(e)	2019(e)	2018(e)

$19.76		$27.73	$24.18	$24.24	$20.50	$23.83	$13.44		$16.52	$13.45	$15.11	$13.58	$17.35

0.13		0.25	0.25	0.34	0.35	0.32	0.12		0.19	0.17	0.23	0.23	0.18
2.46		(5.21)	6.18	3.31	5.31	(2.04)	0.38		(1.83)	4.12	(1.03)	2.30	(2.42)

2.59		(4.96)	6.43	3.65	5.66	(1.72)	0.50		(1.64)	4.29	(0.80)	2.53	(2.24)

(0.11)		(0.25)	(0.20)	(0.63)	(0.30)	(0.31)	(0.11)		(0.18)	(0.09)	(0.41)	(0.13)	(0.25)

—		(2.76)	(2.68)	(3.08)	(1.62)	(1.30)	—		(1.26)	(1.13)	(0.45)	(0.87)	(1.28)

(0.11)		(3.01)	(2.88)	(3.71)	(1.92)	(1.61)	(0.11)		(1.44)	(1.22)	(0.86)	(1.00)	(1.53)

$22.24		$19.76	$27.73	$24.18	$24.24	$20.50	$13.83		$13.44	$16.52	$13.45	$15.11	$13.58

13.13	(b)	(17.70)	27.07	16.78	28.36	(8.27)	3.77	(b)	(9.82)	32.29	(4.01)	19.10	(14.57)
299		281	374	320	312	268	402		413	580	472	518	428
1.18	(c)	1.07	0.90	1.33	1.43	1.26	1.80	(c)	1.15	1.03	1.90	1.68	1.10
0.51	(c)	0.54	0.49	0.52	0.49	0.52	0.83	(c)	0.82	0.80	0.82	0.81	0.81
0.51	(c)	0.54	0.49	0.52	0.49	0.52	0.83	(c)	0.82	0.80	0.82	0.81	0.81
4.54	(b)	19.24	19.84	24.07	26.06	17.60	6.22	(b)	8.40	33.93	42.64	43.17	29.58

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$11.01		$16.22	$17.53	$14.63	$12.62	$15.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.01)		(0.01)	(0.03)	(0.02)	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.45		(4.60)	1.74	6.01	3.24	(1.72)

Total From Investment Operations	1.44		(4.61)	1.71	5.99	3.26	(1.70)

Less Distributions
From Net Investment Income	—		—	(0.01)	(0.06)	(0.01)	— (g)
From Net Realized Gains	—		(0.60)	(3.01)	(3.03)	(1.24)	(1.12)
Return of Capital	—		—	—	—	—	—

Total Distributions	—		(0.60)	(3.02)	(3.09)	(1.25)	(1.12)

Net Asset Value, End of Period	$12.45		$11.01	$16.22	$17.53	$14.63	$12.62

Total Return (%)(h)	13.08	(b)	(28.37)	10.38	43.31	26.59	(12.53)
Net Assets, End of Period ($ millions)	437		432	673	667	609	483
Ratio of Net Income (Loss) to Average Net Assets (%)	(0.18	)(c)	(0.05)	(0.24)	(0.17)	0.17	0.13
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.83	(c)	0.83	0.80	0.81	0.81	0.81
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.83	(c)	0.83	0.80	0.81	0.81	0.81
Portfolio Turnover Rate (%)(a)	18.91	(b)	61.61	45.18	70.58	56.25	60.57

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Equity Index Fund								Mid Cap Value Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,				Period Ended December 31,		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)	2019(e)	2018(e)(f)				2022	2021	2020(e)	2019(e)	2018(e)

$9.08		$11.59	$10.74	$9.93	$8.28	$10.00		$15.65		$19.21	$15.53	$16.36	$13.39	$17.12

0.08		0.13	0.16	0.07	0.14	0.06		0.12		0.23	0.26	0.44	0.29	0.27

0.47		(2.03)	2.62	0.94	1.72	(1.72)		0.43		(2.32)	5.01	(0.14)	3.28	(2.41)

0.55		(1.90)	2.78	1.01	1.86	(1.66)		0.55		(2.09)	5.27	0.30	3.57	(2.14)

(0.07)		(0.12)	(0.15)	(0.07)	(0.13)	(0.06)		(0.10)		(0.29)	(0.14)	(0.53)	(0.21)	(0.29)
—		(0.49)	(1.78)	(0.13)	(0.08)	—	(g)	—		(1.18)	(1.45)	(0.48)	(0.39)	(1.30)

—		—	—	—	—	—	(g)	—		—	—	(0.12)	—	—

(0.07)		(0.61)	(1.93)	(0.20)	(0.21)	(0.06)		(0.10)		(1.47)	(1.59)	(1.13)	(0.60)	(1.59)

$9.56		$9.08	$11.59	$10.74	$9.93	$8.28		$16.10		$15.65	$19.21	$15.53	$16.36	$13.39

6.02	(b)	(16.31)	26.56	10.62	22.40	(16.54	)(b)	3.52	(b)	(10.67)	34.35	2.82	27.04	(14.08)

187		179	143	107	29	17.0		118		115	131	90	99	80

1.70	(c)	1.54	1.29	1.51	1.50	1.51	(c)	1.48	(c)	1.34	1.47	2.96	1.85	1.51

0.25	(c)	0.25	0.25	0.39	0.42	1.61	(c)	0.70	(c)	0.70	0.65	0.74	0.66	0.65

0.14	(c)	0.14	0.14	0.12	0.14	0.14	(c)	0.70	(c)	0.70	0.65	0.74	0.66	0.65

21.39	(b)	29.55	69.91	42.67	97.06	81.79		13.81	(b)	11.44	23.84	23.65	17.65	10.75

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Mid-Cap Equity Index Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$18.91		$25.12	$23.07	$22.45	$19.31	$23.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.17		0.36	0.33	0.32	0.33	0.34
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.49		(3.76)	5.21	2.37	4.57	(2.66)

Total From Investment Operations	1.66		(3.40)	5.54	2.69	4.90	(2.32)

Less Distributions
From Net Investment Income	(0.14)		(0.31)	(0.30)	(0.59)	(0.27)	(0.32)
From Net Realized Gains	—		(2.50)	(3.19)	(1.48)	(1.49)	(1.47)
Return of Capital	—		—	—	—	—	—

Total Distributions	(0.14)		(2.81)	(3.49)	(2.07)	(1.76)	(1.79)

Net Asset Value, End of Period	$20.43		$18.91	$25.12	$23.07	$22.45	$19.31

Total Return (%)(h)	8.79	(b)	(13.23)	24.56	13.50	26.01	(11.26)
Net Assets, End of Period ($ millions)	1,565		1,600	2,118	1,856	1,681	1,281
Ratio of Net Income (Loss) to Average Net Assets (%)	1.63	(c)	1.58	1.24	1.56	1.67	1.52
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.15	(c)	0.16	0.14	0.15	0.13	0.14
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.15	(c)	0.16	0.14	0.15	0.13	0.14
Portfolio Turnover Rate (%)(a)	8.30	(b)	19.54	25.62	13.14	14.30	20.26

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Composite Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)	2019(e)	2018(e)

$17.39		$21.18	$19.16	$18.68	$16.75	$19.08

0.19		0.35	0.32	0.37	0.39	0.41

1.36		(2.91)	2.80	1.75	2.78	(0.86)

1.55		(2.56)	3.12	2.12	3.17	(0.45)

(0.17)		(0.36)	(0.32)	(0.77)	(0.41)	(0.40)
—		(0.87)	(0.78)	(0.87)	(0.83)	(1.48)

—		—	—	—	—	—

(0.17)		(1.23)	(1.10)	(1.64)	(1.24)	(1.88)

$18.77		$17.39	$21.18	$19.16	$18.68	$16.75

8.91	(b)	(12.02)	16.48	11.77	19.37	(3.20)

186		180	218	191	194	172

2.08	(c)	1.81	1.53	1.76	2.12	2.16

0.52	(c)	0.54	0.46	0.54	0.50	0.51

0.52	(c)	0.54	0.46	0.54	0.50	0.51

11.47	(b)	25.01	23.68	38.58	41.92	37.37

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$7.24		$9.26	$9.34	$9.05	$7.66	$9.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.20		0.31	0.20	0.14	0.23	0.22
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.58		(1.44)	0.74	0.56	1.36	(1.40)

Total From Investment Operations	0.78		(1.13)	0.94	0.70	1.59	(1.18)

Less Distributions
From Net Investment Income	(0.18)		(0.23)	(0.16)	(0.38)	(0.20)	(0.20)
From Net Realized Gains	—		(0.66)	(0.86)	(0.03)	—	— (g)
Return of Capital	—		—	—	— (g)	—	—

Total Distributions	(0.18)		(0.89)	(1.02)	(0.41)	(0.20)	(0.20)

Net Asset Value, End of Period	$7.84		$7.24	$9.26	$9.34	$9.05	$7.66

Total Return (%)(h)	10.86	(b)	(11.09)	10.37	8.19	21.01	(13.36)
Net Assets, End of Period ($ millions)	1,349		1,202	1,203	940	720	509
Ratio of Net Income (Loss) to Average Net Assets (%)	5.24	(c)	4.10	2.05	2.20	3.26	2.75
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)(i)	0.13	(c)	0.13	0.12	0.13	0.12	0.12
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)(i)	0.13	(c)	0.13	0.12	0.13	0.12	0.12
Portfolio Turnover Rate (%)(a)	11.11	(b)	18.25	123.53	4.69	3.61	—

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(m)

In 2021, the Fund had accrued a non-recurring capital contribution from Mutual of America Capital Management LLC of $410,599 to reflect the estimated lost opportunity cost arising when a portion of the portfolio was uninvested. The 2022 amount disclosed includes adjustments to the prior accrual to record the final settlement amount of the capital contribution accrued as of December 31, 2021.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Catholic Values Index Fund						Retirement Income Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31,		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(k)				2022	2021	2020(e)	2019(e)	2018(e)

$10.97		$14.06	$11.17	$10.00		$10.24		$12.26	$12.09	$12.09	$11.18	$11.67

0.08		0.15	0.15	0.04		0.09		0.17	0.15	0.41	0.18	0.20

1.88		(2.98)	3.07	1.17		0.44		(1.54)	0.54	0.49	1.14	(0.33)

1.96		(2.83)	3.22	1.21		0.53		(1.37)	0.69	0.90	1.32	(0.13)

(0.07)		(0.15)	(0.14)	(0.04)		(0.09)		(0.17)	(0.16)	(0.60)	(0.20)	(0.20)
—		(0.11)	(0.19)	—		—		(0.48)	(0.36)	(0.30)	(0.21)	(0.16)
—		—	—	—		—		—	—	—	—	—

(0.07)		(0.26)	(0.33)	(0.04)		(0.09)		(0.65)	(0.52)	(0.90)	(0.41)	(0.36)

$12.86		$10.97	$14.06	$11.17		$10.68		$10.24	$12.26	$12.09	$12.09	$11.18

17.92	(b)	(20.10)	28.99	12.12	(b)	5.22	(b)	(11.12)	5.77	7.59	11.85	(1.21)
5		4	5	3		206		203	224	193	138	101
1.41	(c)	1.36	1.16	1.57	(c)	1.75	(c)	1.58	1.22	4.25	1.87	1.82
3.15	(c)	2.53	2.14	2.18	(c)	0.15	(c)	0.13	0.11	0.11	0.12	0.08
0.22	(c)	0.22	0.22	0.15	(c)	0.15	(c)	0.13	0.11	0.11	0.12	0.08
12.61	(b)	13.48	9.54	16.38	(b)	9.69	(b)	32.16	28.07	23.13	10.49	21.90

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2015 Retirement Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022		2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$8.13		$9.45		$9.90	$10.49	$9.73	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.07		0.13		0.13	0.39	0.20	0.21
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.40		(1.27)		0.63	0.37	1.27	(0.49)

Total From Investment Operations	0.47		(1.14)		0.76	0.76	1.47	(0.28)

Less Distributions
From Net Investment Income	(0.07)		(0.13)		(0.15)	(0.59)	(0.22)	(0.21)
From Net Realized Gains	—		(0.02)		(1.09)	(0.76)	(0.49)	(0.45)

Total Distributions	(0.07)		(0.15)		(1.24)	(1.35)	(0.71)	(0.66)

Capital Contribution from Adviser	—		(0.03	)(m)	0.03 (m)	—	—	—

Net Asset Value, End of Period	$8.53		$8.13		$9.45	$9.90	$10.49	$9.73

Total Return (%)(h) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.85	(b)	(12.38)		8.11	7.65	15.34	(3.01)
Net Assets, End of Period ($ millions) . . . . . . . . . . . . . . . . . .	111		113		141	140	149	138
Ratio of Net Income (Loss) to Average Net Assets (%) . .	1.73	(c)	1.53		1.26	3.63	1.81	1.83
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.19	(c)	0.16		0.13	0.12	0.11	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.19	(c)	0.16		0.13	0.12	0.11	0.07
Portfolio Turnover Rate (%)(a) . . . . . . . . . . . . . . . . . . . . . . .	5.99	(b)	24.14		24.63	25.28	13.69	14.75

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(m)

In 2021, the 2015 Retirement Fund had accrued a non-recurring capital contribution from Mutual of America Capital Management LLC of $410,599 to reflect the estimated lost opportunity cost arising when a portion of the portfolio was uninvested. The 2022 amount disclosed includes adjustments to the prior accrual to record the final settlement amount of the capital contribution accrued as of December 31, 2021.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2020 Retirement Fund							2025 Retirement Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)	2019(e)	2018(e)			2022	2021	2020(e)	2019(e)	2018(e)

$9.55		$12.16	$11.84	$12.42	$11.25	$12.25	$10.98		$13.97	$13.29	$13.65	$12.02	$13.29

0.10		0.18	0.16	0.46	0.22	0.22	0.11		0.20	0.18	0.48	0.20	0.21

0.54		(1.78)	0.99	0.62	1.71	(0.67)	0.75		(2.11)	1.39	0.85	2.15	(0.84)

0.64		(1.60)	1.15	1.08	1.93	(0.45)	0.86		(1.91)	1.57	1.33	2.35	(0.63)

(0.10)		(0.18)	(0.20)	(0.70)	(0.23)	(0.22)	(0.11)		(0.21)	(0.23)	(0.72)	(0.23)	(0.21)
—		(0.83)	(0.63)	(0.96)	(0.53)	(0.33)	—		(0.87)	(0.66)	(0.97)	(0.49)	(0.43)

(0.10)		(1.01)	(0.83)	(1.66)	(0.76)	(0.55)	(0.11)		(1.08)	(0.89)	(1.69)	(0.72)	(0.64)

—		—	—	—	—	—	—		—	—	—	—	—

$10.09		$9.55	$12.16	$11.84	$12.42	$11.25	$11.73		$10.98	$13.97	$13.29	$13.65	$12.02

6.66	(b)	(13.06)	9.80	9.11	17.53	(4.04)	7.87	(b)	(13.56)	11.96	10.26	19.79	(5.22)
494		504	621	594	608	515	1,101		1,057	1,203	1,020	946	710
1.87	(c)	1.65	1.29	3.66	1.85	1.89	1.96	(c)	1.69	1.29	3.68	1.81	1.81
0.10	(c)	0.09	0.08	0.07	0.08	0.07	0.09	(c)	0.08	0.08	0.07	0.07	0.06
0.10	(c)	0.09	0.08	0.07	0.08	0.07	0.09	(c)	0.08	0.08	0.07	0.07	0.06
9.41	(b)	19.16	22.78	22.40	10.33	10.84	8.08	(b)	18.16	15.42	16.72	5.08	6.74

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2030 Retirement Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$11.90		$15.25	$14.08	$14.32	$12.36	$13.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.12		0.22	0.19	0.48	0.20	0.20
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.95		(2.40)	1.94	1.10	2.47	(1.02)

Total From Investment Operations	1.07		(2.18)	2.13	1.58	2.67	(0.82)

Less Distributions
From Net Investment Income	(0.12)		(0.22)	(0.26)	(0.73)	(0.22)	(0.20)
From Net Realized Gains	—		(0.95)	(0.70)	(1.09)	(0.49)	(0.44)

Total Distributions	(0.12)		(1.17)	(0.96)	(1.82)	(0.71)	(0.64)

Net Asset Value, End of Period	$12.85		$11.90	$15.25	$14.08	$14.32	$12.36

Total Return (%)(h)	9.03	(b)	(14.14)	15.29	11.67	21.93	(6.49)
Net Assets, End of Period ($ millions)	1,224		1,125	1,231	981	854	617
Ratio of Net Income (Loss) to Average Net Assets (%)	1.99	(c)	1.67	1.25	3.67	1.71	1.74
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.08	(c)	0.08	0.08	0.07	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.08	(c)	0.08	0.08	0.07	0.07	0.07
Portfolio Turnover Rate (%)(a)	7.89	(b)	15.52	13.45	12.53	4.23	5.01

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund							2040 Retirement Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)	2019(e)	2018(e)			2022	2021	2020(e)	2019(e)	2018(e)

$12.20		$16.00	$14.40	$14.59	$12.43	$14.01	$12.12		$16.15	$14.44	$14.48	$12.23	$13.86

0.13		0.23	0.20	0.48	0.19	0.19	0.13		0.23	0.20	0.47	0.18	0.18
1.12		(2.69)	2.34	1.25	2.70	(1.14)	1.25		(2.75)	2.64	1.37	2.74	(1.20)

1.25		(2.46)	2.54	1.73	2.89	(0.95)	1.38		(2.52)	2.84	1.84	2.92	(1.02)

(0.13)		(0.24)	(0.29)	(0.72)	(0.22)	(0.19)	(0.13)		(0.24)	(0.30)	(0.70)	(0.21)	(0.19)
—		(1.10)	(0.65)	(1.20)	(0.51)	(0.44)	—		(1.27)	(0.83)	(1.18)	(0.46)	(0.42)

(0.13)		(1.34)	(0.94)	(1.92)	(0.73)	(0.63)	(0.13)		(1.51)	(1.13)	(1.88)	(0.67)	(0.61)

$13.32		$12.20	$16.00	$14.40	$14.59	$12.43	$13.37		$12.12	$16.15	$14.44	$14.48	$12.23

10.25	(b)	(15.20)	17.84	12.61	23.62	(7.36)	11.41	(b)	(15.37)	19.89	13.43	24.25	(7.94)
1,149		1,023	1,101	846	712	509	959		848	925	708	587	413
2.05	(c)	1.70	1.25	3.67	1.64	1.64	2.08	(c)	1.69	1.22	3.59	1.59	1.60
0.08	(c)	0.08	0.08	0.07	0.08	0.07	0.08	(c)	0.08	0.08	0.07	0.08	0.07
0.08	(c)	0.08	0.08	0.07	0.08	0.07	0.08	(c)	0.08	0.08	0.07	0.08	0.07
7.29	(b)	16.15	8.93	11.53	3.33	4.00	8.45	(b)	10.97	11.55	12.53	2.38	2.65

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2045 Retirement Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$11.89		$15.97	$14.28	$14.32	$12.14	$13.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.13		0.22	0.19	0.45	0.18	0.19
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.29		(2.75)	2.71	1.34	2.75	(1.25)

Total From Investment Operations	1.42		(2.53)	2.90	1.79	2.93	(1.06)

Less Distributions
From Net Investment Income	(0.13)		(0.23)	(0.29)	(0.68)	(0.21)	(0.19)
From Net Realized Gains	—		(1.32)	(0.92)	(1.15)	(0.54)	(0.48)

Total Distributions	(0.13)		(1.55)	(1.21)	(1.83)	(0.75)	(0.67)

Net Asset Value, End of Period	$13.18		$11.89	$15.97	$14.28	$14.32	$12.14

Total Return (%)(h)	11.96	(b)	(15.59)	20.57	13.31	24.54	(8.29)
Net Assets, End of Period ($ millions)	989		875	957	733	611	438
Ratio of Net Income (Loss) to Average Net Assets (%)	2.09	(c)	1.68	1.19	3.54	1.54	1.55
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.08	(c)	0.08	0.08	0.07	0.08	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.08	(c)	0.08	0.08	0.07	0.08	0.07
Portfolio Turnover Rate (%)(a)	5.89	(b)	13.09	11.96	10.77	2.56	3.67

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2050 Retirement Fund							2055 Retirement Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)	2019(e)	2018(e)			2022	2021	2020(e)	2019(e)	2018(e)

$15.20		$20.31	$17.92	$17.47	$14.64	$16.59	$11.99		$15.99	$13.98	$13.31	$11.02	$12.27

0.16		0.28	0.24	0.54	0.19	0.20	0.13		0.21	0.18	0.38	0.10	0.10
1.69		(3.52)	3.45	1.68	3.37	(1.57)	1.32		(2.77)	2.74	1.41	2.56	(1.17)

1.85		(3.24)	3.69	2.22	3.56	(1.37)	1.45		(2.56)	2.92	1.79	2.66	(1.07)

(0.17)		(0.29)	(0.38)	(0.81)	(0.23)	(0.20)	(0.13)		(0.23)	(0.29)	(0.57)	(0.12)	(0.06)
—		(1.58)	(0.92)	(0.96)	(0.50)	(0.38)	—		(1.21)	(0.62)	(0.55)	(0.25)	(0.12)

(0.17)		(1.87)	(1.30)	(1.77)	(0.73)	(0.58)	(0.13)		(1.44)	(0.91)	(1.12)	(0.37)	(0.18)

$16.88		$15.20	$20.31	$17.92	$17.47	$14.64	$13.31		$ 11.99	$15.99	$13.98	$13.31	$11.02

12.15	(b)	(15.66)	20.82	13.39	24.65	(8.74)	12.11	(b)	(15.77)	21.11	13.93	24.39	(8.88)
764		665	717	536	425	285	401		339	330	220	144	70
2.09	(c)	1.66	1.18	3.56	1.53	1.55	2.11	(c)	1.64	1.16	3.66	1.58	1.73
0.09	(c)	0.09	0.08	0.08	0.08	0.07	0.10	(c)	0.11	0.10	0.11	0.12	0.11
0.09	(c)	0.09	0.08	0.08	0.08	0.07	0.10	(c)	0.11	0.10	0.11	0.12	0.05
6.62	(b)	12.91	11.57	9.80	2.11	2.26	7.27	(b)	12.88	10.49	7.28	0.57	3.42

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2060 Retirement Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,				Period Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)(f)

Net Asset Value, Beginning of Period	$10.18		$13.58	$11.87	$11.12	$8.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.11		0.18	0.16	0.28	0.08	0.02
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.14		(2.34)	2.38	1.25	2.11	(1.07)

Total From Investment Operations	1.25		(2.16)	2.54	1.53	2.19	(1.05)

Less Distributions
From Net Investment Income	(0.11)		(0.19)	(0.26)	(0.42)	(0.01)	—
From Net Realized Gains	—		(1.05)	(0.57)	(0.36)	(0.01)	—

Total Distributions	(0.11)		(1.24)	(0.83)	(0.78)	(0.02)	—

Net Asset Value, End of Period	$11.32		$10.18	$13.58	$11.87	$11.12	$8.95

Total Return (%)(h)	12.29	(b)	(15.72)	21.60	14.08	24.53	(10.54	)(b)
Net Assets, End of Period ($ millions)	197		155	130	72	30	4
Ratio of Net Income (Loss) to Average Net Assets (%)	2.15	(c)	1.62	1.25	4.14	1.95	0.74	(b)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.14	(c)	0.17	0.16	0.22	0.51	1.54	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.14	(c)	0.17	0.05	0.05	0.05	0.05	(c)
Portfolio Turnover Rate (%)(a)	5.77	(b)	12.95	14.26	6.7	1.73	6.1	(b)

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2065 Retirement Fund						Conservative Allocation Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31,		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)(l)				2022	2021	2020(e)	2019(e)	2018(e)
$10.25		$13.20	$11.45	$10.00		$10.40		$12.86	$12.67	$12.71	$11.65	$12.69

0.12		0.18	0.16	0.22		0.09		0.19	0.18	0.48	0.24	0.27

1.15		(2.26)	2.31	1.59		0.55		(1.80)	0.80	0.67	1.38	(0.49)

1.27		(2.08)	2.47	1.81		0.64		(1.61)	0.98	1.15	1.62	(0.22)

(0.12)		(0.19)	(0.26)	(0.24)		(0.09)		(0.19)	(0.20)	(0.74)	(0.26)	(0.27)
—		(0.68)	(0.46)	(0.12)		—		(0.66)	(0.59)	(0.45)	(0.30)	(0.55)

(0.12)		(0.87)	(0.72)	(0.36)		(0.09)		(0.85)	(0.79)	(1.19)	(0.56)	(0.82)

$11.40		$10.25	$13.20	$11.45		$10.95		$10.40	$12.86	$12.67	$12.71	$11.65

12.37	(b)	(15.54)	21.73	18.16	(b)	6.19	(b)	(12.44)	7.82	9.32	13.99	(2.04)
51		34	17	3		163		161	201	188	178	150
2.37	(c)	1.88	1.44	3.4	(b)	1.71	(c)	1.63	1.36	3.81	2.07	2.11
0.36	(c)	0.63	1.15	4.61	(c)	0.10	(c)	0.08	0.06	0.06	0.05	0.02
0.05	(c)	0.05	0.05	0.05	(c)	0.10	(c)	0.08	0.06	0.06	0.05	0.02
9.30	(b)	16.45	28.1	10.76	(b)	3.05	(b)	10.16	16.91	10.07	9.54	11.70

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Moderate Allocation Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$12.20		$15.98	$15.14	$15.51	$13.85	$15.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.12		0.24	0.22	0.58	0.29	0.31
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.97		(2.49)	1.90	1.13	2.32	(0.90)

Total From Investment Operations	1.09		(2.25)	2.12	1.71	2.61	(0.59)

Less Distributions
From Net Investment Income	(0.12)		(0.24)	(0.28)	(0.89)	(0.31)	(0.30)
From Net Realized Gains	—		(1.29)	(1.00)	(1.19)	(0.64)	(0.81)

Total Distributions	(0.12)		(1.53)	(1.28)	(2.08)	(0.95)	(1.11)

Net Asset Value, End of Period	$13.17		$12.20	$15.98	$15.14	$15.51	$13.85

Total Return (%)(h)	8.95	(b)	(13.91)	14.19	11.67	19.15	(4.41)
Net Assets, End of Period ($ millions)	404		393	487	444	433	371
Ratio of Net Income (Loss) to Average Net Assets (%)	1.86	(c)	1.71	1.34	3.69	1.91	1.95
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	(c)	0.04	0.03	0.03	0.03	0.02
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	(c)	0.04	0.03	0.03	0.03	0.02
Portfolio Turnover Rate (%)(a)	2.10	(b)	8.74	14.83	10.69	8.40	9.50

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Aggressive Allocation Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)	2019(e)	2018(e)

$13.30		$17.86	$16.80	$17.36	$15.30	$17.72

0.14		0.26	0.23	0.59	0.29	0.31
1.26		(3.02)	2.78	1.60	3.10	(1.41)

1.40		(2.76)	3.01	2.19	3.39	(1.10)

(0.14)		(0.27)	(0.35)	(0.92)	(0.33)	(0.31)
—		(1.53)	(1.60)	(1.83)	(1.00)	(1.01)

(0.14)		(1.80)	(1.95)	(2.75)	(1.33)	(1.32)

$14.56		$13.30	$17.86	$16.80	$17.36	$15.30

10.52	(b)	(15.24)	18.21	13.72	22.74	(7.13)
333		313	390	337	320	271
1.95	(c)	1.66	1.22	3.50	1.69	1.74
0.06	(c)	0.05	0.04	0.04	0.04	0.02
0.06	(c)	0.05	0.04	0.04	0.04	0.02
2.22	(b)	9.54	13.06	10.23	9.06	9.13

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
			2022	2021	2020(e)	2019(e)	2018(e)

Net Asset Value, Beginning of Period	$11.833		$11.827	$11.852	$12.315	$12.2150	$12.0402

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.260		0.157	(0.020)	0.185	0.3293	0.0810
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.008		0.003	(0.005)	(0.148)	(0.0838)	0.1242

Total From Investment Operations	0.268		0.160	(0.025)	0.037	0.2455	0.2052

Less Distributions
From Net Investment Income	(0.215)		(0.154)	—	(0.499)	(0.1457)	(0.0304)
From Net Realized Gains	—		—	—	(0.001)	— (j)	—
Return of Capital	—		—	—	— (n)	—	—

Total Distributions	(0.215)		(0.154)	—	(0.500)	(0.1457)	(0.0304)

Net Asset Value, End of Period	$11.886		$11.833	$11.827	$11.852	$12.3148	$12.2150

Total Return (%)(h)	2.31	(b)	1.31	(0.17)	0.28	2.01	1.71
Net Assets, End of Period ($ millions)	427		335	173	122	154	210
Ratio of Net Income (Loss) to Average Net Assets (%)	4.56	(c)	1.71	(0.20)	0.40	2.02	1.82
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.22	(c)	0.24	0.26	0.27	0.24	0.20
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.22	(c)	0.24	0.26	0.27	0.24	0.20
Portfolio Turnover Rate (%)(a)	NA		NA	NA	NA	NA	NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(f)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(g)	Amount is less than $0.005 per share.

(h)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(i)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(k)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(l)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)	Amount is less than $0.0005 per share.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund							Bond Fund
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,
		2022	2021	2020(e)	2019(e)	2018(e)			2022	2021	2020(e)	2019(e)	2018(e)
$9.43		$10.36	$10.79	$10.63	$10.24	$10.41	$12.21		$14.32	$15.01	$14.77	$14.07	$14.43

0.08		0.14	0.14	0.15	0.21	0.23	0.16		0.27	0.23	0.28	0.35	0.38
0.03		(0.93)	(0.36)	0.39	0.41	(0.18)	0.08		(2.09)	(0.60)	0.67	0.72	(0.36)

0.11		(0.79)	(0.22)	0.54	0.62	0.05	0.24		(1.82)	(0.37)	0.95	1.07	0.02

(0.07)		(0.14)	(0.14)	(0.38)	(0.23)	(0.22)	(0.13)		(0.29)	(0.27)	(0.70)	(0.37)	(0.38)
—		— (g)	(0.07)	— (g)	—	— (g)	—		—	(0.05)	(0.01)	—	—
—		—	—	—	—	—	—		—	—	— (g)	—	—

(0.07)		(0.14)	(0.21)	(0.38)	(0.23)	(0.22)	(0.13)		(0.29)	(0.32)	(0.71)	(0.37)	(0.38)

$9.47		$9.43	$10.36	$10.79	$10.63	$10.24	$12.32		$12.21	$14.32	$15.01	$14.77	$14.07

1.15	(b)	(7.66)	(2.02)	5.05	6.04	0.57	1.97	(b)	(12.79)	(2.45)	6.40	7.65	0.17
870		878	866	829	672	587	1,893		1,841	2,049	1,873	1,574	1,346
1.77	(c)	1.42	1.32	1.79	2.26	2.44	2.58	(c)	2.07	1.56	2.03	2.70	2.93
0.46	(c)	0.45	0.44	0.46	0.45	0.45	0.44	(c)	0.43	0.43	0.45	0.44	0.45
0.46	(c)	0.45	0.44	0.46	0.45	0.45	0.44	(c)	0.43	0.43	0.45	0.44	0.45
15.56	(b)	21.07	17.57	10.72	19.47	20.12	13.97	(b)	33.44	31.53	28.98	13.36	10.71

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and offers its shares to institutions, individual investors, certain financial intermediaries and separate accounts of affiliated insurance companies. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund. At June 30, 2023, there were 28 active funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Index Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Composite Fund, International Fund, Catholic Values Index Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, 2055 Retirement Fund, 2060 Retirement Fund and 2065 Retirement Fund, (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The Small Cap Equity Index Fund and the 2060 Retirement Fund commenced operations on July 2, 2018. The 2065 Retirement Fund commenced operations on August 3, 2020. The Catholic Values Index Fund commenced operations on September 30, 2020.

Investment Company shares are issued to retail and institutional investors, such as endowments, foundations, corporations, municipalities and other public entities, and trusts. In addition, shares are issued to Mutual of America Life Insurance Company (“Mutual of America Life”) for allocation to its Separate Accounts as a funding medium for variable accumulation annuity contracts, as well as directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds. The Board of Directors of the Investment Company have appointed Foreside Fund Services, LLC as principal underwriter for the distribution of the Funds’ shares, commencing July 18, 2023. Prior to this, Mutual of America Securities LLC, a wholly owned subsidiary of Mutual of America Life, served as the principal underwriter for distribution of the Funds’ shares.

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of June 30, 2023, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of three securities in the Small Cap Equity Index and Catholic Values Index Funds (see Note (a) below) which were considered Level 3 and certain securities listed on foreign exchanges which were considered Level 2. Valuation adjustments may be applied to certain securities that were solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Stock Exchange. Securities using these valuation adjustments were considered Level 2. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Fair value inputs for all debt securities and temporary cash investments were considered Level 2, with the exception of one security in the Bond Fund (see Note (a) below) which was considered as Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of June 30, 2023:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total

Investments at Fair Value:*
Equity Index Fund
Common Stock — Indexed	$4,987,729,257	$—	$—		$4,987,729,257
Short-Term Debt Securities	—	72,298,361	—		72,298,361

	4,987,729,257	72,298,361	—		5,060,027,618
All America Fund
Common Stock	294,692,761	—	—		294,692,761
Short-Term Debt Securities	—	3,008,552	—		3,008,552
Temporary Cash Investment	—	1,007,505	—		1,007,505

	294,692,761	4,016,057	—		298,708,818
Small Cap Value Fund
Common Stock	387,021,653	—	—		387,021,653
Short-Term Debt Securities	—	12,973,813	—		12,973,813
Temporary Cash Investment	—	80,502	—		80,502

	387,021,653	13,054,315	—		400,075,968
Small Cap Growth Fund
Common Stock	432,332,843	—	—		432,332,843
Short-Term Debt Securities	—	6,388,313	—		6,388,313

	432,332,843	6,388,313	—		438,721,156
Small Cap Equity Index Fund
Common Stock — Indexed	186,930,778	—	—	(a)	186,930,778
Temporary Cash Investment	—	139,025	—		139,025

	186,930,778	139,025	—		187,069,803
Mid Cap Value Fund
Common Stock	114,750,643	—	—		114,750,643
Short-Term Debt Securities	—	2,897,539	—		2,897,539
Temporary Cash Investment	—	92,820	—		92,820

	114,750,643	2,990,359	—		117,741,002
Mid-Cap Equity Index Fund
Common Stock — Indexed	1,541,476,189	—	—		1,541,476,189
Short-Term Debt Securities	—	22,636,616	—		22,636,616

	1,541,476,189	22,636,616	—		1,564,112,805
Composite Fund
Common Stock	113,432,340	—	—		113,432,340
U.S. Government Debt	—	25,999,685	—		25,999,685
U.S. Government Agency Residential Mortgage-Backed Obligations	—	22,198,325	—		22,198,325
U.S. Government Agency Non-Mortgage-Backed Obligations	—	598,073	—		598,073
Long-Term Corporate Debt	—	15,623,509	—		15,623,509
Short-Term Debt Securities	—	6,691,293	—		6,691,293
Temporary Cash Investment	—	363,724	—		363,724

	113,432,340	71,474,609	—		184,906,949

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
International Fund
Common Stock	$117,222,565	$1,167,301,244	$—		$1,284,523,809
Short-Term Debt Securities	—	2,989,975	—		2,989,975
Temporary Cash Investment	—	59,028,690	—		59,028,690

	117,222,565	1,229,319,909	—		1,346,542,474
Catholic Values Index Fund
Common Stock	5,230,872	—	—	(a)	5,230,872
Retirement Income Fund
Common Stock	205,946,131	—	—		205,946,131
2015 Retirement Fund
Common Stock	111,521,922	—	—		111,521,922
2020 Retirement Fund
Common Stock	494,364,087	—	—		494,364,087
2025 Retirement Fund
Common Stock	1,101,096,301	—	—		1,101,096,301
2030 Retirement Fund
Common Stock	1,224,310,831	—	—		1,224,310,831
2035 Retirement Fund
Common Stock	1,149,196,414	—	—		1,149,196,414
2040 Retirement Fund
Common Stock	958,614,178	—	—		958,614,178
2045 Retirement Fund
Common Stock	988,743,205	—	—		988,743,205
2050 Retirement Fund
Common Stock	763,915,544	—	—		763,915,544
2055 Retirement Fund
Common Stock	401,113,848	—	—		401,113,848
2060 Retirement Fund
Common Stock	197,139,629	—	—		197,139,629
2065 Retirement Fund
Common Stock	51,032,682	—	—		51,032,682
Conservative Allocation Fund
Common Stock	162,760,245	—	—		162,760,245
Moderate Allocation Fund
Common Stock	403,659,393	—	—		403,659,393
Aggressive Allocation Fund
Common Stock	332,622,312	—	—		332,622,312
Money Market Fund
U.S. Government Debt	—	226,246,898	—		226,246,898
U.S. Government Agency Short-Term Debt	—	32,395,989	—		32,395,989
Commercial Paper	—	168,153,143	—		168,153,143
Temporary Cash Investment	—	93,350	—		93,350

	—	426,889,380	—		426,889,380
Mid-Term Bond Fund
U.S. Government Debt	—	601,181,001	—		601,181,001
U.S. Government Agency Non-Mortgage-Backed Obligations	—	5,047,318	—		5,047,318
Long-Term Corporate Debt	—	257,565,445	—		257,565,445
Short-Term Debt Securities	—	999,722	—		999,722

	—	864,793,486	—		864,793,486

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Bond Fund
U.S. Government Debt	$—	$752,913,413	$—		$752,913,413
U.S. Government Agency Residential Mortgage-Backed Obligations	—	667,619,339	—		667,619,339
U.S. Government Agency Non-Mortgage-Backed Obligations	—	10,167,236	—		10,167,236
Long-Term Corporate Debt	—	445,463,402	—		445,463,402
Sovereign Debt	—	—	1,679,438	(a)	1,679,438
Short-Term Debt Securities	—	21,469,948	—		21,469,948

	—	1,897,633,338	1,679,438		1,899,312,776

Other Financial Instruments:**

Equity Index Fund	$2,215,585	$—	$—		$2,215,585
All America Fund	37,790	—	—		37,790
Mid-Cap Equity Index Fund	710,550	—	—		710,550
International Fund	239,370	—	—		239,370

*	See Portfolios of Investments for more details on industry or country classifications, as applicable.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Six Months Ended June 30, 2023
	Balance December 31, 2022(a)		Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Accrued Discounts/ Premiums	Transfers Into Level 3	Transfers Out of Level 3	Purchases	Sales	Balance June 30, 2023(a)		Net Change in Unrealized Gains/ (Losses) of Level 3 Assets Held as of June 30, 2023
Small Cap Equity Index Fund — Common Stock	$—	(b)	$—	$4,221	$—	$—	$—	$—	$4,221	$—		$—
Small Cap Equity Index Fund — Common Stock	—	(c)	—	—	—	—	—	—	—	—	(c)	—
Bond Fund — Sovereign Debt	1,825,522	(d)	(257,943)	—	234,682	—	—	—	122,823	1,679,438	(d)	(257,943)
Catholic Values Index Fund — Common Stock	—	(e)	—	—	—	—	—	—	—	—	(e)	—

(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

(b)	Level 3 security, Contra Progenics Pharmaceuticals, Inc. — contingent value rights with Realized Gains of $4,221, sales of $(4,221) and $0 fair value.
(c)	Level 3 securities, OmniAB, Inc. Cl CR3 and OmniAB, Inc. Cl CR4 — common stocks with $0 fair value.
(d)	Level 3 security, Sri Lanka AID, with change in unrealized loss of $(257,943), accrued discounts of $234,682, sales of $122,823 and $1,679,438 fair value.
(e)	Level 3 security, Contra ABIOMED, Inc. — contingent value rights with $0 fair value.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Security Valuation — Investment securities are carried at fair value as follows:

The Funds’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. For Funds that invest in securities listed on foreign exchanges, the value of the securities may change on days when the Funds are closed and there is no possibility to purchase or redeem shares of the Funds. Valuation adjustments may be applied to certain securities that were solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange.

Effective September 8, 2022, the Board of Directors of the Investment Company (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Adviser. Pursuant to the Board’s delegation, the Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Assumptions utilized by the valuation committee vary depending on the investment being fair-valued and the technique deemed most appropriate to the nature of the investment and how a market participant would fair value the investment. Such techniques involve utilizing market observable spreads for fixed income securities, discounted cash flow models and weighting of company specific events and circumstances as inputs into fair value estimates. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly scheduled quarterly meeting.

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. These short-term temporary cash investments are valued at cost.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, these securities are fair valued using the valuation procedures described above, including Level 3 securities.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of securities are computed on the basis of identified cost at the time of sale, determined on the first-in, first-out (“FIFO”) basis.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the Funds purchase stock index futures contracts. These purchases of futures contracts allow the Funds to invest available cash to attempt to efficiently and cost effectively keep the Funds fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices.

An initial cash margin deposit (represented by Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The following table presents the financial statement impacts resulting from the Funds’ use of futures contracts at their fair values as of June 30, 2023 and for the six months ended June 30, 2023:

Derivatives not accounted for as hedging instruments	Risk Type	Locations on Statements of Assets and Liabilities	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	International Fund
Futures Contracts	Equity	Total Distributable Earnings (Loss)	$2,215,585	$37,790	$710,550	$239,370

Derivatives not accounted for as hedging instruments	Risk Type	Locations on Statements of Operations	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	International Fund
Futures Contracts	Equity	Net realized gain (loss) on Futures contracts	$3,860,944	$131,163	$(779,835)	$1,525,699

Futures Contracts	Equity	Change in net unrealized appreciation (depreciation) of Futures contracts	$4,820,620	$172,823	$1,050,790	$1,396,130

During the six months ended June 30, 2023, the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund and International Fund held futures contracts with average notional amounts of $65,130,084, $2,327,198, $20,522,090 and $30,631,244, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

Change in International Fund Investments — unaudited. — Previously, the International Fund was invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund had also invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries. The Securities and Exchange Commission revoked the exemptive orders that allowed these investments effective on January 19, 2022. Commencing in December 2021, the Fund began investing directly in the stocks of companies represented in the MSCI EAFE® Index, except to the extent that it is permissible to invest in exchange traded funds within the general limitations of the Investment Company Act of 1940.

Foreign Investment Risk — unaudited. — Foreign markets are subject to the risk of change in currency or exchange rates, economic and political trends in foreign countries, less liquidity, more volatility, more difficulty in enforcing contractual obligations, higher transaction costs and less government supervision and other reporting regulations and requirements than domestic markets. Foreign investment risks are greater in emerging markets than in developed markets. Domestic equities indices could outperform the MSCI EAFE Index for periods of time.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These amounts are included in Interest and dividends receivable on the Statements of Assets and Liabilities and in Dividends on the Statements of Operations.

Foreign Currency Translations — The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized gain (loss) on foreign currency translations and change in net unrealized appreciation (depreciation) of foreign currency translations within the Statement of Operations.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

As of June 30, 2023, management has evaluated the tax positions taken on the Funds’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Generally, the statute of limitations is open for 3 years after the tax returns are filed. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of June 30, 2023, the following Funds had capital loss carry-forwards available to offset net realized capital gains generated after December 31, 2022.

	Small Cap Growth Fund	Small Cap Equity Index Fund	International Fund	Retirement Income Fund	2015 Retirement Fund
Capital loss carry-forward — (short-term)	$(6,681,765)	$(254,213)	$(38,221,167)	$(81,109)	$(341)
Capital loss carry-forward — (long term)	$(4,614,331)	$—	$(32,625,390)	$(2,131,607)	$(829,763)

	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2040 Retirement Fund	2060 Retirement Fund
Capital loss carry-forward — (short-term)	$—	$—	$(2,773)	$(3,161)	$(478)
Capital loss carry-forward — (long term)	$(2,430,745)	$(3,047,522)	$(10,947)	$(1,566,095)	$(249,319)

	2065 Retirement Fund	Mid-Term Bond Fund	Conservative Allocation Fund	Bond Fund
Capital loss carry-forward — (short-term)	$(316)	$(574,400)	$—	$(15,054,372)
Capital loss carry-forward — (long term)	$(912,048)	$(9,446,941)	$(473,303)	$(34,524,398)

The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, Small Cap Equity Index, International Funds	.075%
Catholic Values Index and Money Market Funds	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Shareholders in the Allocation and Retirement Funds indirectly bear their pro-rata share of the investment management fees incurred by the underlying funds in which they invest. Certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are charged directly to those Funds.

Effective July 2, 2018, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the non-advisory operating expenses of the Small Cap Equity Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This agreement remains in effect through April 30, 2024 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

Effective September 30, 2020, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the non-advisory operating expenses of the Catholic Values Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This agreement remains in effect through April 30, 2024 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

2.	EXPENSES (CONTINUED)

For the six months ended June 30, 2023, certain non-advisory operating expenses not included in the Investment Advisory Agreement that are provided to the Funds by the Adviser, totaling $1.6 million, were allocated to the Funds by the Adviser or an affiliate of the Adviser. Amounts by Fund are listed below.

Equity Index Fund	$527,842
All America Fund	24,568
Small Cap Value Fund	61,743
Small Cap Growth Fund	63,692
Small Cap Equity Index Fund	25,139
Mid Cap Value Fund	13,239
Mid-Cap Equity Index Fund	226,728
Composite Fund	20,468
International Fund	185,292
Catholic Values Index Fund	695
Retirement Income Fund	1,440
2015 Retirement Fund	851
2020 Retirement Fund	3,703
2025 Retirement Fund	7,440
2030 Retirement Fund	7,712
2035 Retirement Fund	2,159
2040 Retirement Fund	1,801
2045 Retirement Fund	2,691
2050 Retirement Fund	1,404
2055 Retirement Fund	686
2060 Retirement Fund	298
2065 Retirement Fund	53
Conservative Allocation Fund	1,215
Moderate Allocation Fund	2,899
Aggressive Allocation Fund	2,287
Money Market Fund	49,065
Mid-Term Bond Fund	130,304
Bond Fund	272,449

$1,637,863

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the six months ended June 30, 2023, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Cost of investment purchases	$85,372,887	$12,831,971	$23,847,303	$81,625,750	$41,922,483

Proceeds from sales of investments	$46,152,884	$27,120,073	$47,801,267	$126,083,274	$39,373,947

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Cost of investment purchases	$15,419,359	$132,730,154	$20,043,842	$242,550,520	$681,850

Proceeds from sales of investments	$16,130,191	$277,933,778	$24,670,135	$138,111,658	$596,930

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Cost of investment purchases	$20,021,400	$6,720,074	$46,936,237	$87,330,890	$102,903,976

Proceeds from sales of investments	$26,028,301	$13,244,185	$83,888,303	$113,605,259	$92,759,257

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Cost of investment purchases	$109,620,824	$99,180,996	$73,275,653	$72,073,957	$50,660,388

Proceeds from sales of investments	$78,859,928	$76,193,612	$54,715,848	$47,133,315	$26,815,684

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$34,105,127	$16,399,003	$4,960,025	$8,383,546	$7,164,030

Proceeds from sales of investments	$10,093,844	$3,901,752	$12,088,744	$28,226,712	$16,239,629

	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$134,388,665	$341,181,017

Proceeds from sales of investments	$143,616,283	$254,093,351

The cost of short-term security purchases for the Money Market Fund for the six months ended June 30, 2023, was $2,287,447,858; proceeds from sales for the same period were $2,204,154,147.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at June 30, 2023 for each of the Funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Unrealized Appreciation	$2,388,213,436	$94,550,904	$91,757,386	$73,920,553	$26,341,274
Unrealized Depreciation	$(124,940,455)	$(14,931,630)	$(52,026,191)	$(32,381,867)	$(25,622,712)

Net	$2,263,272,981	$79,619,274	$39,731,195	$41,538,686	$718,562

Tax Cost of Investments	$2,798,970,222	$219,127,370	$360,344,773	$397,182,470	$186,351,241

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Unrealized Appreciation	$25,090,292	$351,754,078	$46,571,471	$150,379,195	$1,086,004
Unrealized Depreciation	$(5,376,978)	$(124,606,470)	$(10,122,673)	$(146,469,660)	$(186,045)

Net	$19,713,314	$227,147,608	$36,448,798	$3,909,535	$899,959

Tax Cost of Investments	$98,027,688	$1,337,675,747	$148,458,151	$1,342,904,930	$4,330,913

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Unrealized Appreciation	$4,364,387	$3,256,991	$18,847,602	$55,829,589	$81,538,662
Unrealized Depreciation	$(19,689,045)	$(11,022,911)	$(44,846,011)	$(85,281,210)	$(76,361,924)

Net	$(15,324,658)	$(7,765,920)	$(25,998,409)	$(29,451,621)	$5,176,738

Tax Cost of Investments	$221,270,789	$119,287,843	$520,362,496	$1,130,547,922	$1,219,134,093

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Unrealized Appreciation	$81,629,027	$72,043,583	$76,672,187	$52,035,873	$18,633,057
Unrealized Depreciation	$(62,771,348)	$(42,856,361)	$(42,896,827)	$(33,998,124)	$(19,344,733)

Net	$18,857,679	$29,187,222	$33,775,360	$18,037,749	$(711,676)

Tax Cost of Investments	$1,130,338,735	$929,426,956	$954,967,845	$745,877,795	$401,825,524

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$6,208,921	$1,236,317	$6,874,066	$36,250,545	$33,619,138
Unrealized Depreciation	$(9,078,050)	$(1,292,751)	$(16,929,444)	$(28,939,736)	$(20,944,460)

Net	$(2,869,129)	$(56,434)	$(10,055,378)	$7,310,809	$12,674,678

Tax Cost of Investments	$200,008,758	$51,089,116	$172,815,623	$396,348,584	$319,947,634

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$1	$352,587	$1,671,717
Unrealized Depreciation	$—	$(74,245,047)	$(223,613,014)

Net	$1	$(73,892,460)	$(221,941,297)

Tax Cost of Investments	$426,889,379	$938,685,946	$2,121,254,073

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions and futures contracts.

The Retirement and Allocation Funds are invested in affiliated funds of the Investment Company and receive dividend income entirely from these affiliated funds. Realized gains and losses result from the disposition of shares of these underlying funds. The Retirement and Allocation Funds also derive unrealized gains and losses entirely from these affiliated funds. Investments in affiliated investment companies during the six months ended June 30, 2023 were as follows:

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2023	Dividends
Retirement Income Fund
Bond Fund	$65,583,783	$5,830,736	$(2,030,224)	$2,656,158	$7,963,178	$64,077,275	$697,973
Equity Index Fund	41,768,688	3,182,533	783,729	5,758,092	7,041,577	44,451,465	305,687
International Fund	5,974,874	861,533	(90,939)	580,469	1,110,395	6,215,542	142,321
Mid Cap Value Fund	—	650,265	(997)	12,242	79,844	581,666	451
Mid-Cap Equity Index Fund	10,358,234	742,424	(47,144)	834,882	2,060,548	9,827,848	73,026
Mid-Term Bond Fund	66,053,918	4,791,634	(829,528)	1,137,986	6,662,366	64,491,644	476,364
Money Market Fund	13,386,119	3,962,275	2,387	60,303	1,110,393	16,300,691	243,063

Total	$203,125,616	$20,021,400	$(2,212,716)	$11,040,132	$26,028,301	$205,946,131	$1,938,885

2015 Retirement Fund
Bond Fund	$35,035,999	$1,429,396	$(543,125)	$890,586	$3,762,159	$33,050,697	$361,205
Equity Index Fund	25,589,174	875,417	201,370	3,716,343	3,906,967	26,475,337	182,247
International Fund	5,733,139	289,176	(57,968)	530,967	527,781	5,967,533	136,578
Mid Cap Value Fund	—	609,342	(342)	12,121	20,827	600,294	560
Mid-Cap Equity Index Fund	6,693,369	189,421	(147,354)	645,741	1,627,828	5,753,349	45,607
Mid-Term Bond Fund	33,541,504	1,068,673	(283,849)	447,409	2,870,844	31,902,893	235,858
Money Market Fund	6,012,980	2,258,649	1,164	26,805	527,779	7,771,819	106,050

Total	$112,606,165	$6,720,074	$(830,104)	$6,269,972	$13,244,185	$111,521,922	$1,068,105

2020 Retirement Fund
Bond Fund	$157,359,812	$16,797,557	$(3,298,073)	$4,905,400	$25,980,726	$149,783,970	$1,557,257
Equity Index Fund	123,260,315	3,885,835	6,444,738	12,140,742	23,201,881	122,529,749	864,523
International Fund	39,996,398	1,794,090	146,531	3,135,152	3,761,445	41,310,726	946,030
Mid Cap Value Fund	—	1,183,887	(2,466)	20,995	165,928	1,036,488	592
Mid-Cap Equity Index Fund	38,046,631	1,108,080	(1,310,311)	4,149,804	8,874,906	33,119,298	257,491
Mid-Term Bond Fund	113,599,850	3,193,400	(1,190,596)	1,744,782	10,541,490	106,805,946	794,054
Money Market Fund	16,326,890	18,009,994	5,547	83,657	2,686,744	31,739,344	404,239
Small Cap Equity Index Fund	—	658,791	744	6,021	165,926	499,630	57
Small Cap Growth Fund	7,253,534	72,416	(3,026,620)	3,506,652	7,805,982	—	—
Small Cap Value Fund	7,800,697	232,187	(200,239)	409,566	703,275	7,538,936	62,302

Total	$503,644,127	$46,936,237	$(2,430,745)	$30,102,771	$83,888,303	$494,364,087	$4,886,545

2025 Retirement Fund
Bond Fund	$305,931,790	$27,477,636	$(5,172,459)	$8,020,572	$32,465,242	$303,792,297	$3,194,930
Equity Index Fund	312,933,990	15,541,597	8,325,495	40,854,412	24,287,439	353,368,055	2,304,808
International Fund	111,169,617	7,150,981	321,836	8,868,670	8,095,812	119,415,292	2,738,718
Mid Cap Value Fund	—	1,414,992	(3,836)	24,704	250,184	1,185,676	1,610
Mid-Cap Equity Index Fund	88,694,463	3,668,232	(1,702,402)	8,428,873	21,114,857	77,974,309	628,807
Mid-Term Bond Fund	169,063,789	7,550,936	(885,069)	1,642,044	11,584,320	165,787,380	1,210,306
Money Market Fund	30,605,943	22,982,109	3,018	155,391	2,428,743	51,317,718	658,431
Small Cap Equity Index Fund	9,063,997	504,542	(60,405)	531,027	809,581	9,229,580	63,315
Small Cap Growth Fund	10,491,148	277,764	(3,619,868)	4,360,274	11,509,318	—	—
Small Cap Value Fund	18,791,767	762,101	(253,832)	785,721	1,059,763	19,025,994	157,414

Total	$1,056,746,504	$87,330,890	$(3,047,522)	$73,671,688	$113,605,259	$1,101,096,301	$10,958,339

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2023	Dividends
2030 Retirement Fund
Bond Fund	$258,263,162	$44,143,974	$(3,560,170)	$5,646,168	$23,092,138	$281,400,996	$2,776,060
Equity Index Fund	392,901,725	22,095,734	7,625,289	55,295,744	19,645,894	458,272,598	2,975,143
International Fund	144,551,474	10,209,121	321,116	11,678,215	6,735,735	160,024,191	3,653,490
Mid Cap Value Fund	—	1,529,155	(2,773)	25,550	339,582	1,212,350	1,066
Mid-Cap Equity Index Fund	118,316,092	5,526,805	(3,292,066)	11,562,436	33,233,829	98,879,438	719,956
Mid-Term Bond Fund	133,456,972	6,598,135	(537,076)	1,095,148	5,782,904	134,830,275	971,064
Money Market Fund	30,556,435	10,343,856	1,901	159,348	1,683,933	39,377,607	704,950
Small Cap Equity Index Fund	14,050,242	1,029,962	(367,874)	1,106,205	952,830	14,865,705	101,401
Small Cap Growth Fund	13,028,090	546,302	(105,144)	1,802,805	561,310	14,710,743	—
Small Cap Value Fund	20,007,052	880,932	(96,923)	676,969	731,102	20,736,928	170,586

Total	$1,125,131,244	$102,903,976	$(13,720)	$89,048,588	$92,759,257	$1,224,310,831	$12,073,716

2035 Retirement Fund
Bond Fund	$190,273,160	$26,030,083	$(2,256,872)	$3,826,268	$14,338,668	$203,533,971	$2,054,710
Equity Index Fund	404,897,215	35,635,487	6,906,005	58,547,065	20,348,795	485,636,977	3,120,948
International Fund	160,234,469	14,599,241	(252,640)	13,578,177	7,523,245	180,636,002	4,117,710
Mid Cap Value Fund	—	1,867,096	(3,129)	40,831	286,811	1,617,987	3,305
Mid-Cap Equity Index Fund	135,881,675	8,606,422	(3,945,451)	14,160,294	26,200,415	128,502,525	931,907
Mid-Term Bond Fund	53,289,115	3,748,100	(46,232)	259,217	2,293,008	54,957,192	389,234
Money Market Fund	20,607,650	10,621,561	4,073	111,666	1,504,647	29,840,303	525,257
Small Cap Equity Index Fund	25,278,501	1,717,431	160,179	1,182,772	1,217,837	27,121,046	184,917
Small Cap Growth Fund	17,809,192	698,768	(540,795)	2,698,093	2,501,550	18,163,708	—
Small Cap Value Fund	15,241,235	6,096,635	544,382	(50,597)	2,644,952	19,186,703	115,972

Total	$1,023,512,212	$109,620,824	$569,520	$94,353,786	$78,859,928	$1,149,196,414	$11,443,960

2040 Retirement Fund
Bond Fund	$130,963,188	$13,455,408	$(1,793,897)	$3,065,408	$11,209,838	$134,480,269	$1,368,946
Equity Index Fund	368,558,087	50,236,378	5,893,207	55,543,383	17,068,148	463,162,907	3,001,397
International Fund	150,043,314	13,140,348	(357,286)	12,875,502	6,830,528	168,871,350	3,847,973
Mid Cap Value Fund	—	1,149,055	(3,553)	23,530	247,535	921,497	2,200
Mid-Cap Equity Index Fund	121,542,874	7,113,842	(3,935,840)	12,589,678	30,178,009	107,132,545	753,577
Mid-Term Bond Fund	—	4,447,207	(1,371)	(17,804)	247,534	4,180,498	351
Money Market Fund	15,169,311	6,404,165	1,997	80,877	758,947	20,897,403	371,679
Small Cap Equity Index Fund	17,105,826	1,157,789	43,522	860,446	758,948	18,408,635	125,303
Small Cap Growth Fund	20,793,921	859,057	(1,071,439)	3,560,611	6,135,178	18,006,972	—
Small Cap Value Fund	23,422,396	1,217,747	(344,596)	1,015,502	2,758,947	22,552,102	185,263

Total	$847,598,917	$99,180,996	$(1,569,256)	$89,597,133	$76,193,612	$958,614,178	$9,656,689

2045 Retirement Fund
Bond Fund	$98,834,398	$5,737,009	$(1,293,567)	$2,269,021	$8,030,040	$97,516,821	$1,025,810
Equity Index Fund	407,129,539	27,004,952	6,341,530	59,710,715	16,631,781	483,554,955	3,137,913
International Fund	166,105,247	12,761,227	(479,405)	14,314,297	6,786,597	185,914,769	4,242,302
Mid Cap Value Fund	—	880,608	(1,075)	15,127	211,866	682,794	918
Mid-Cap Equity Index Fund	126,621,062	6,531,979	(3,129,363)	12,987,680	16,785,111	126,226,247	917,304
Mid-Term Bond Fund	—	9,380,002	(1,363)	(38,719)	211,866	9,128,054	312
Money Market Fund	12,087,927	7,214,223	1,639	68,586	703,227	18,669,148	332,216
Small Cap Equity Index Fund	21,451,539	1,339,868	69,281	1,070,095	948,908	22,981,875	156,700
Small Cap Growth Fund	22,411,203	882,008	(516,747)	3,319,247	2,203,226	23,892,485	—
Small Cap Value Fund	20,244,764	1,543,777	(110,382)	701,124	2,203,226	20,176,057	161,769

Total	$874,885,679	$73,275,653	$880,548	$94,417,173	$54,715,848	$988,743,205	$9,975,244

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2023	Dividends
2050 Retirement Fund
Bond Fund	$62,633,173	$4,284,394	$(406,102)	$951,124	$2,344,948	$65,117,641	$679,738
Equity Index Fund	313,164,907	30,228,151	4,512,734	47,346,955	12,310,511	382,942,236	2,480,815
International Fund	126,921,770	16,027,118	218,655	10,454,908	5,129,380	148,493,071	3,382,391
Mid Cap Value Fund	—	1,041,835	329	19,425	232,448	829,141	1,535
Mid-Cap Equity Index Fund	97,085,708	6,305,338	(1,258,326)	8,842,707	12,628,823	98,346,604	694,332
Mid-Term Bond Fund	—	4,747,096	(634)	(20,738)	77,482	4,648,242	329
Money Market Fund	5,959,509	6,014,637	1,320	29,556	512,936	11,492,086	150,166
Small Cap Equity Index Fund	22,943,291	1,568,772	368,352	575,328	5,870,913	19,584,830	133,361
Small Cap Growth Fund	17,518,375	864,472	(684,957)	2,724,621	3,512,937	16,909,574	—
Small Cap Value Fund	18,544,739	992,144	(95,945)	624,118	4,512,937	15,552,119	127,672

Total	$664,771,472	$72,073,957	$2,655,426	$71,548,004	$47,133,315	$763,915,544	$7,650,339

2055 Retirement Fund
Bond Fund	$26,797,732	$2,564,127	$(111,104)	$340,244	$1,005,454	$28,585,545	$295,146
Equity Index Fund	153,101,028	24,725,080	1,163,755	24,799,502	5,912,723	197,876,642	1,271,742
International Fund	68,012,880	10,665,874	(425,692)	6,188,832	2,611,049	81,830,845	1,858,928
Mid Cap Value Fund	—	929,757	(1,366)	20,894	103,421	845,864	1,634
Mid-Cap Equity Index Fund	52,016,973	4,772,419	(238,006)	4,101,242	11,774,159	48,878,469	347,813
Mid-Term Bond Fund	—	3,709,714	(263)	(16,924)	34,473	3,658,054	341
Money Market Fund	5,504,211	426,762	357	26,035	124,333	5,833,032	102,623
Small Cap Equity Index Fund	8,750,319	1,039,468	46,141	427,659	373,007	9,890,580	67,048
Small Cap Growth Fund	11,382,195	863,046	(315,337)	1,799,520	2,338,532	11,390,892	—
Small Cap Value Fund	13,518,717	964,141	112,542	267,058	2,538,533	12,323,925	101,094

Total	$339,084,055	$50,660,388	$231,027	$37,954,062	$26,815,684	$401,113,848	$4,046,367

2060 Retirement Fund
Bond Fund	$9,675,621	$1,480,675	$(83,412)	$160,400	$351,453	$10,881,831	$109,565
Equity Index Fund	69,742,800	15,592,278	372,481	11,980,852	2,492,981	95,195,430	610,217
International Fund	33,340,517	6,979,439	(97,295)	2,942,173	1,160,377	42,004,457	946,551
Mid Cap Value Fund	—	882,512	(457)	20,625	41,980	860,700	1,649
Mid-Cap Equity Index Fund	23,391,345	4,021,509	(134,300)	2,072,235	2,980,863	26,369,926	189,041
Mid-Term Bond Fund	—	2,193,969	(127)	(10,849)	13,993	2,169,000	348
Money Market Fund	1,843,249	310,015	151	9,029	52,743	2,109,701	35,794
Small Cap Equity Index Fund	5,250,810	1,046,374	25,633	269,031	196,985	6,394,863	43,107
Small Cap Growth Fund	5,647,819	729,045	(508,538)	1,185,286	1,644,239	5,409,373	—
Small Cap Value Fund	5,851,132	869,311	176,067	6,068	1,158,230	5,744,348	46,646

Total	$154,743,293	$34,105,127	$(249,797)	$18,634,850	$10,093,844	$197,139,629	$1,982,918

2065 Retirement Fund
Bond Fund	$1,471,957	$550,154	$(18,095)	$27,813	$105,923	$1,925,906	$18,160
Equity Index Fund	15,639,527	7,963,366	(93,847)	3,060,236	1,301,925	25,267,357	153,247
International Fund	7,800,421	3,483,209	(170,000)	846,129	592,237	11,367,522	250,005
Mid Cap Value Fund	—	568,712	(260)	12,631	29,311	551,772	1,132
Mid-Cap Equity Index Fund	5,232,610	2,083,746	(518,431)	955,875	1,576,241	6,177,559	46,870
Mid-Term Bond Fund	—	156,176	(102)	(2,098)	9,770	144,206	316
Money Market Fund	344,064	154,314	76	1,801	26,919	473,336	7,352
Small Cap Equity Index Fund	1,260,240	543,736	(38,420)	111,382	97,908	1,779,030	11,740
Small Cap Growth Fund	1,088,956	440,891	(50,863)	211,883	80,759	1,610,108	—
Small Cap Value Fund	1,316,897	454,699	(22,422)	67,471	80,759	1,735,886	13,810

Total	$34,154,672	$16,399,003	$(912,364)	$5,293,123	$3,901,752	$51,032,682	$502,632

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2023	Dividends
Conservative Allocation Fund
Bond Fund	$43,378,732	$1,503,380	$(654,699)	$1,069,140	$3,652,089	$41,644,464	$451,903
Equity Index Fund	39,928,041	1,164,584	726,071	5,472,018	3,007,378	44,283,336	288,357
International Fund	9,425,884	404,279	19,278	756,916	601,476	10,004,881	229,033
Mid-Cap Equity Index Fund	9,495,337	241,726	(95,687)	839,851	617,466	9,863,761	66,480
Mid-Term Bond Fund	59,252,216	1,646,056	(468,266)	744,132	4,210,335	56,963,803	419,334

Total	$161,480,210	$4,960,025	$(473,303)	$8,882,057	$12,088,744	$162,760,245	$1,455,107

Moderate Allocation Fund
Bond Fund	$89,997,654	$2,086,240	$(1,151,463)	$2,000,166	$7,090,174	$85,842,423	$935,690
Equity Index Fund	136,694,533	2,592,674	3,576,634	17,588,890	9,854,030	150,598,701	981,907
International Fund	41,065,211	1,447,726	(171,448)	3,544,548	2,815,438	43,070,599	987,506
Mid-Cap Equity Index Fund	62,972,575	1,127,541	(338)	4,915,415	4,243,915	64,771,278	437,213
Mid-Term Bond Fund	62,183,360	1,129,365	(483,821)	770,643	4,223,155	59,376,392	439,038

Total	$392,913,333	$8,383,546	$1,769,564	$28,819,662	$28,226,712	$403,659,393	$3,781,354

Aggressive Allocation Fund
Bond Fund	$59,969,222	$1,423,323	$(444,793)	$1,001,322	$3,283,093	$58,665,981	$633,905
Equity Index Fund	109,464,837	2,185,028	2,954,939	14,242,213	5,658,928	123,188,089	803,547
International Fund	47,743,406	1,762,663	(246,579)	4,192,385	2,425,256	51,026,619	1,170,602
Mid-Cap Equity Index Fund	66,244,079	1,258,636	136,101	5,094,380	3,255,515	69,477,681	469,219
Small Cap Growth Fund	12,400,514	197,353	(58,310)	1,638,735	808,418	13,369,874	—
Small Cap Value Fund	16,891,218	337,027	(104,361)	578,603	808,419	16,894,068	139,673

Total	$312,713,276	$7,164,030	$2,236,997	$26,747,638	$16,239,629	$332,622,312	$3,216,946

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of June 30, 2023, shares authorized at par value $0.01 per share were allocated into the 28 series of Funds as follows:

Authorized No. of Shares
Total Shares Allocated
Equity Index Fund	900,000,000
All America Fund	200,000,000
Small Cap Value Fund	475,000,000
Small Cap Growth Fund	570,000,000
Small Cap Equity Index Fund	200,000,000
Mid Cap Value Fund	100,000,000
Mid-Cap Equity Index Fund	1,050,000,000
Composite Fund	150,000,000
International Fund	1,275,000,000
Catholic Values Index Fund	100,000,000
Retirement Income Fund	270,000,000
2015 Retirement Fund	200,000,000
2020 Retirement Fund	665,000,000
2025 Retirement Fund	1,025,000,000
2030 Retirement Fund	915,000,000
2035 Retirement Fund	845,000,000
2040 Retirement Fund	685,000,000
2045 Retirement Fund	675,000,000
2050 Retirement Fund	470,000,000
2055 Retirement Fund	350,000,000
2060 Retirement Fund	200,000,000
2065 Retirement Fund	100,000,000
Conservative Allocation Fund	215,000,000
Moderate Allocation Fund	370,000,000
Aggressive Allocation Fund	265,000,000
Money Market Fund	425,000,000
Mid-Term Bond Fund	840,000,000
Bond Fund	1,525,000,000

Sub-Total	15,060,000,000
Shares to be allocated at the discretion of the Board of Directors	3,690,000,000

Total	18,750,000,000

On September 25, 2020, after the close of trading on the New York Stock Exchange, the Funds effected a 1 for 10 reverse split, and post-split shares began trading on September 28, 2020. As a result of the reverse split, every ten pre-split shares were automatically exchanged for one post-split share. The effect of the reverse split transaction was to reduce the number of shares outstanding by the reverse split factor and resulted in a proportionate increase in the net asset value per share. These transactions had not changed the net assets or the value of a shareholder’s investment.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

Each Fund generally declares dividends at least annually to pay out substantially all of the Fund’s net investment income and net realized short and long term capital gains. All dividends and capital gains distributions are reinvested in additional shares of the distributing Fund, unless a shareholder elects to receive dividends and distributions in cash.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Pursuant to shareholders’ election, substantially all dividend distributions throughout 2023 and 2022 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2023 and 2022 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary Income (a)

2023	$32,930,000	$1,494,898	$3,282,391	$—	$1,277,681
2022	$67,341,484	$3,548,736	$13,532,113	$229	$2,728,310
Long-Term Capital Gains

2023	$—	$—	$—	$—	$—
2022	$117,807,756	$35,566,602	$28,865,059	$22,756,749	$8,356,762

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Ordinary Income (a)

2023	$677,733	$10,999,283	$1,626,901	$30,812,331	$28,846
2022	$2,430,631	$26,386,156	$3,714,653	$31,936,057	$57,680
Long-Term Capital Gains

2023	$—	$—	$—	$—	$—
2022	$7,918,703	$187,198,819	$8,563,084	$96,513,276	$43,161

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Ordinary Income (a)

2023	$1,803,687	$973,414	$4,657,913	$10,536,878	$11,627,037
2022	$3,309,470	$1,904,712	$9,083,352	$18,859,339	$19,500,288
Long-Term Capital Gains

2023	$—	$—	$—	$—	$—
2022	$9,079,034	$234,409	$40,501,958	$77,660,333	$82,200,757

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Ordinary Income (a)

2023	$11,047,412	$9,318,932	$9,646,863	$7,373,484	$3,875,776
2022	$17,845,581	$14,924,068	$15,349,927	$11,500,779	$5,582,814
Long-Term Capital Gains

2023	$—	$—	$—	$—	$—
2022	$83,952,773	$80,032,853	$87,153,686	$62,273,858	$30,347,843

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary Income (a)

2023	$1,873,243	$493,437	$1,381,959	$3,686,001	$3,127,828
2022	$2,360,512	$501,122	$2,856,830	$7,285,030	$5,965,212
Long-Term Capital Gains

2023	$—	$—	$—	$—	$—
2022	$13,975,828	$1,864,391	$9,872,026	$38,348,192	$32,951,326

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)

2023	$6,895,134	$6,219,958	$19,391,407
2022	$3,817,537	$12,620,086	$41,632,736
Long-Term Capital Gains

2023	$—	$—	$—
2022	$—	$125,409	$—

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Undistributed net income and gains (losses) — As of June 30, 2023, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Accumulated undistributed net investment income	$6,583,212	$241,538	$529,623	$—	$398,821
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$43,676,649	$16,099,571	$15,134,121	$(10,982,646)	$49,220
Net unrealized appreciation (depreciation) of investments and futures contracts	$2,263,272,968	$79,619,273	$39,731,195	$41,538,686	$718,562

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Accumulated undistributed net investment income	$152,389	$2,926,011	$310,004	$21,501,147	$9,989
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$3,134,065	$63,065,545	$4,295,843	$(70,846,557)	$9,629
Net unrealized appreciation (depreciation) of investments and futures contracts	$19,713,314	$227,147,612	$36,448,798	$3,909,535	$899,959

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Accumulated undistributed net investment income	$—	$14,386	$2,440	$—	$—
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(706,822)	$813,605	$3,750,973	$10,379,460	$17,061,351
Net unrealized appreciation (depreciation) of investments and futures contracts	$(15,324,659)	$(7,765,920)	$(25,998,409)	$(29,451,621)	$5,176,738

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Accumulated undistributed net investment income	$—	$—	$—	$—	$—
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$22,008,111	$17,143,264	$22,149,360	$18,436,562	$8,077,230
Net unrealized appreciation (depreciation) of investments and futures contracts	$18,857,678	$29,187,222	$33,775,360	$18,037,749	$(711,676)

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$—	$—	$41,340	$42,483	$16,298
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$3,273,222	$(912,364)	$845,984	$9,472,474	$11,347,136
Net unrealized appreciation (depreciation) of investments and futures contracts	$(2,869,129)	$(56,434)	$(10,055,379)	$7,310,809	$12,674,678

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$1,712,019	$1,471,127	$5,151,969
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$—	$(10,021,341)	$(49,578,770)
Net unrealized appreciation (depreciation) of investments and futures contracts	$1	$(73,892,462)	$(221,941,297)

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions and futures contracts.

Reclassifications: U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. For the six months ended June 30, 2023, the Funds reclassified amounts primarily relating to tax treatment of paydowns, REITs, PFICs, prior year post financial statement adjustments, and deemed distributions on redeemed shares. These reclassifications have no effect on net assets or net asset values per share.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

At their meeting on June 15, 2023, the Board of Directors of the Funds approved an Administrative Services Agreement between the Funds and the Advisor. Under the terms of this Agreement, which became effective on July 1, 2023, the Advisor agrees to provide certain Administrative Services or bear the cost of certain affiliates providing such services, in exchange for a fee at an annual rate of 0.03%. The Advisor has agreed to waive 0.008% of this fee for one year. Prior to this, the parent company of the Advisor was reimbursed by the Funds for the direct and allocated costs of providing similar services.

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

Included in this Semi-Annual Report are schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of June 30, 2023. The Investment Company files complete schedules of Fund portfolio holdings, excluding the Money Market Fund, with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Investment Company fund portfolio holdings are also available for the first and third quarters of the most recent fiscal year through the website, mutualofamerica.com.

The Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The fund portfolio holdings for the prior six months are also available through the website, mutualofamerica.com.

The Form N-PORT and Form N-MFP are available on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 800.468.3785. It is also available on the SEC’s website at sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023 is available without charge by calling 800.468.3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call 212.224.1769 or write to:

Mr. Kyle Medlin

Senior Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Renewal of the Funds’ Investment Advisory Agreements

At a meeting held in February 2023, the Board of Directors (the “Board” or the “Directors”) of Mutual of America Investment Corporation and Mutual of America Variable Insurance Portfolios, Inc. (each a “Corporation” and together, the “Corporations”) approved the continuation of the investment advisory agreements (collectively, the “Advisory Agreements”) between Mutual of America Capital Management LLC (“Capital Management”) and each Corporation with respect to each series of the Corporations (each series, a “Fund” and collectively, the “Funds”). That included approval by the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Directors”) voting separately.

The Directors’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Director’s business judgment after an evaluation of all of the information provided to the Directors, including information provided for their consideration at their February 2023 meeting with management and at meetings held in in the period leading up to that February 2023 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement.

The Directors also meet regularly with investment advisory, compliance, operational, and other personnel from Capital Management and regularly review detailed information, presented both orally and in writing, regarding the services performed by Capital Management for the benefit of the Funds, Capital Management’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, each Director took into account information presented to him or her in the past, including over the course of the prior year, to the extent he or she deemed relevant.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Directors. Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations at the February 2023 meeting, the Independent Directors were advised by independent counsel.

Nature, Extent and Quality of Services

The Directors considered the nature, extent, and quality of the services provided and expected to be provided by Capital Management to each Fund, including the expertise and experience of its investment personnel. In this regard, the Directors considered that Capital Management provides a full investment program for the Funds. In their evaluation of the services provided by Capital Management and the Funds’ contractual relationships with Capital Management, the Directors considered generally the performance record of Capital Management’s portfolio management personnel, including, where applicable, the long-term performance record of the Funds.

The Directors also reviewed reports that compared, among other information, each Fund’s management fee rate and total expense ratio against the management fee rate and total expense ratio of a group of peers maintained by Morningstar, Inc. (“Morningstar”), and each Fund’s performance records for various periods ended December 31, 2022, including the one-year, three-year (where applicable), five-year (where appliable) and ten-year (where applicable) periods, against the performance records of those funds in each Fund’s Morningstar category and the performance of one or more broad-based indices. Where applicable, the Directors inquired about and considered the factors cited by Capital Management that contributed to the underperformance of a Fund relative to its peer group.

The Directors also considered that Capital Management provides a variety of other services to the Funds in addition to investment advisory services, including certain administrative services (and for which Capital Management receives separate compensation) and supervision and monitoring of the Funds’ other service providers. The Directors considered Capital Management’s ongoing efforts to keep the Directors informed about matters relevant to the Funds and their shareholders. The Directors also considered the nature and structure of the Funds’ compliance program. The Directors considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with Capital Management.

Performance

The Directors evaluated each Fund’s performance history against that of the peer group(s) presented. The Directors noted those Funds that generally had strong performance relative to their peer groups over most or all of the periods presented. The Directors also considered that more than half of the Funds with a performance history of more than three years were rated at least four stars by Morningstar, with only two Funds with three years of performance rated two stars as of December 31, 2022.

In respect of those Funds with relative underperformance, including the All America Fund and Mid-Term Bond Fund, the Directors considered in each case that Fund’s long-term performance as well as the reasons that Capital Management provided for the relative underperformance, including any information Capital Management provided regarding differences between a Fund’s investment strategies or positioning and that generally of the bulk of its peer group. The Directors noted in this regard that the investment positioning and other explanations provided by Capital Management for relative underperformance were consistent with the relevant Fund’s principal investment strategies. The Directors also considered that, while the Small Cap Growth Fund had modestly underperformed its benchmark in the near term, it had strong relative performance over the long term. In addition, in respect of those Funds that seek to approximate the performance of an index, the Directors considered the Fund’s level of tracking error and Capital Management’s comments on the level of that tracking error and the explanation of the contributors to that tracking error.

Relative Levels of the Advisory Fees

The Directors also compared the investment advisory fees of the Funds against peer groups composed of variable annuity funds as well as, in the case of those Funds that were series of Mutual of America Investment Corporation, peer groups comprised of retail funds. The Directors considered that the management fee and total expense ratio comparisons indicated that the overwhelming majority of the Funds’ fees were at or below the median of their peers and in the first or second quartile of the peers presented. The Directors also considered that in the few instances where that was not the case, the Fund’s advisory fee was near the median of its group. In addition, the Directors considered information from Capital Management regarding certain challenges that were encountered in presenting a homogenous peer group for certain Funds, such as for the Mutual of America Catholic Values Index Fund, or information they had been provided about relevant differences between a Fund and some meaningful portion of its peer group, such as was the case for Mutual of America Mid Term Bond Fund and Mutual of America Composite Fund.

The Directors considered materials relating to the fees charged by Capital Management to institutional separate accounts for which Capital Management employs investment strategies substantially similar to one or more of the Funds’ investment strategies. The Directors reviewed the management fees that Capital Management charged to its other clients with investment strategies substantially similar to those of a Fund, noting that the level of the Fund’s fees appeared reasonable relative to the fees charged to those other accounts in light of the information they were provided regarding the greater level of services the Funds require and the greater level of risk that Capital Management incurs in sponsoring and managing the Funds relative to separate accounts.

Profitability

The Directors reviewed information as to general estimates of Capital Management’s profitability, including information provided by Capital Management as to the methods it used, and the assumptions it made, in estimating its profitability. In particular, the Directors considered information presented by Capital Management regarding the costs of providing services under the investment advisory agreements for the entire complex. The Directors also considered the various methodologies that could be used to allocate those costs on a fund-by-fund basis and discussed how different reasonable methodologies would result in different levels of profitability. The Directors considered, although profitability was not presented on a Fund-by-Fund basis, the highest potential profit margins that were reasonably estimable on the contracts and considered those potential profit margins in light of the levels of profitability that they understood were achieved by other asset managers in the industry. In doing so, the Directors considered that there was the potential that some of the investment advisory agreements, particularly those relating to the Funds that invest principally in other Funds, might have significantly higher profitability than the profitability shown for the complex, but that such profitability would likely still be in line with the profitability of others in the industry, and that any estimate of profitability should be weighed in light of all other relevant factors, including generally the relative level of each Fund’s advisory fees and its performance history.

Fall-out Benefits

The Directors considered in their evaluation of the proposed renewal of the Advisory Agreements information about both the direct and the indirect benefits to Capital Management from managing the Funds, including, among other things, the ability to offer related retirement products, the scale that the Funds provided in respect of Capital Management and its advisory business generally, the payments or reimbursements that Capital Management receives from the Funds for certain non-advisory services, and the soft dollar credits that the Funds’ trading activity generate and that can be used to purchase research or other services that benefit Capital Management, potentially reduce its own expenses, and may further its overall advisory business.

Economies of Scale

In their evaluation of economies of scale, the Directors considered, among other things, the pricing of the Funds and Capital Management’s reported estimated profitability, and that a number of the Funds had achieved significant scale. The Directors considered that each of those Funds had management fees below or near the median of the peers presented. They noted also that none of the Funds had breakpoints in its advisory fee schedule. The Directors considered that, generally, Capital Management had investment advisory fees that compared quite favorably to the median of the peers presented, even for those Funds that had not achieved significant scale, reflective of the potential that the investment advisory fees were set at a rate that was reasonably designed to share the benefits of economies of scale with shareholders even before some of the Funds had achieved significant scale. The Directors separately noted that Capital Management had agreed to continue in place the expense limitation arrangements for a number of the Funds at current levels for an additional one-year period. The Directors also noted Capital Management’s statement that the Funds are priced competitively, but that Capital Management would be willing to consider implementing breakpoints for certain Funds in the future if assets were to grow significantly from their current levels. The Directors concluded that it was not necessary at the present time to implement breakpoints for any of the Funds.

Conclusions

On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to Capital Management were generally within the range of management fees paid by the peer groups presented, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance history; that the information provided regarding the estimated profitability to Capital Management of its relationships with the Funds generally did not appear excessive or such as to preclude continuation of any Fund’s Advisory Agreement; that the absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, the Investment Company has adopted a liquidity risk management program (the “Program”) that is designed to assess and manage the liquidity risk of each Fund (the risk that the Fund would be unable to meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Liquidity Rule requires each registered open-end investment company (not including money market funds) to adopt and implement a written Program. The Liquidity Rule further requires that the Board of Directors shall be responsible for reviewing, no less frequently than annually, a written report from the Program Administrator that addresses the operation of the Program and its effectiveness of implementation. The Board has appointed a Liquidity Risk Management Committee (“LRMC”) comprised of officers from multiple departments within Mutual of America Life Insurance Company to serve as the Program Administrator. The Program Administrator is responsible for the implementation and ongoing administration of the Program, which includes assessing each Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, each of the Fund’s portfolio investments is classified on a daily basis into one of four liquidity categories based on estimations of the number of days an investment is expected to reasonably be converted into cash in current market conditions without significantly changing the investment’s market value.

In February 2023, as required by the Program and the Liquidity Rule, the LRMC provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the past year (the “Reporting Period”). During the Reporting Period, all of the Funds were primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). Each of the Funds were well above the 50% threshold of assets in highly liquid investments to be designated as a Primarily Highly Liquid Fund. As a result, the Funds were not required to adopt, and have not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Funds did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The Funds did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the LRMC stated that it believes the Program has operated adequately and effectively to manage each Fund’s liquidity risk during the Reporting Period in compliance with the statutory requirements of the Liquidity Rule. The LRMC also did not recommend any changes to the Program during the Reporting Period.

ITEM 2.	CODE OF ETHICS.

Item not applicable to semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Item not applicable to semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item not applicable to semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Not applicable. The complete Schedules of Investment are included as part of the Reports to Stockholders in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

Attached hereto:

(a) (1)	Not applicable to semi-annual report.

(2)	Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3)	Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Chairman of the Board,
Chief Executive Officer and
Principal Executive Officer of
Mutual of America Investment Corporation

Date: September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Chairman of the Board,
Chief Executive Officer and
Principal Executive Officer of
Mutual of America Investment Corporation

Date: September 6, 2023

By:	/s/ AFERDITA GUTIERREZ
Aferdita Gutierrez
Treasurer, Chief Financial Officer and
Principal Financial Officer of
Mutual of America Investment Corporation

Date: September 6, 2023